          As filed with the Securities and Exchange Commission on April 19, 2013

                                             1933 Act Registration No. 033-25990

                                             1940 Act Registration No. 811-03214

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 47 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 130 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                              Multi-Fund (Reg. TM)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/ / on __________, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/X/ on May 1, 2013, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Lincoln National Variable Annuity Account C
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-800-454-6265


This prospectus describes an individual flexible premium deferred annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.



Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.


The minimum Purchase Payment requirement for each contract will not exceed:


1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.


2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per Purchase Payment).

Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If you stop making Purchase Payments the contract will remain in force as a paid up contract as long as the total Contract Value is at least $600. Payments may be resumed at any time if your plan permits until the Annuity Commencement Date, the maturity date, the surrender of the contract, or payment of any Death Benefit, whichever comes first.

You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account C (Variable Annuity Account (VAA). The VAA is a segregated investment account of Lincoln Life.

You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contracts variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio**

American Century Variable Portfolios II, Inc. (Class I):
     American Century VP Inflation Protection Fund**

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class I)
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Standard Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) Value Series

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Small Cap Value Series

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP Portfolio**
     DWS Small Cap Index VIP Portfolio**

DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio

     Fidelity (Reg. TM) Growth Portfolio


Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP BlackRock Equity Dividend RPM Fund
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Global Income Fund
     LVIP Mondrian International Value Fund

     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile 2050 Fund
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund
     LVIP Protected Profile Moderate Fund

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio**

PIMCO Variable Insurance Trust (Administrative Class):
     PIMCO VIT Total Return Portfolio


* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.


**It is currently anticipated that on or about May 17, 2013, we will close and replace these investment options. See Investments in the VAA - Description of the Funds for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2013

Table of Contents




Item                                                                                        Page
Special Terms                                                                                 4
Expense Tables                                                                                7
Summary of Common Questions                                                                  11
The Lincoln National Life Insurance Company                                                  14
Fixed Side of the Contract                                                                   15
Variable Annuity Account (VAA)                                                               15
Investments of the VAA                                                                       16
Charges and Other Deductions                                                                 20
 Surrender Charge                                                                            21
 Additional Information                                                                      23
The Contracts                                                                                30
 Transfers On or Before the Annuity Commencement Date                                        32
 Surrenders and Withdrawals                                                                  35
 Death Benefit Before the Annuity Commencement Date                                          36
 Investment Requirements                                                                     38
 Living Benefit Riders                                                                       42
 Lincoln Lifetime IncomeSM Advantage 2.0 (for Non-Qualified Contracts or IRAs only)          42
 Lincoln Lifetime IncomeSM Advantage (for Non-Qualified Contracts or IRAs only)              52
 Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)       61
 i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs                             66
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage (for Non-Qualified Contracts      70
  or IRAs only)
 i4LIFE (Reg. TM) Advantage for Qualified Contracts                                          75
 4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)                       80
 Annuity Payouts                                                                             85
Distribution of the Contracts                                                                93
Federal Tax Matters                                                                          94
Additional Information                                                                       99
 Voting Rights                                                                               99
 Return Privilege                                                                            99
 Other Information                                                                          100
Legal Proceedings                                                                           100
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C                                             101
Appendix A - Condensed Financial Information                                                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.


Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person or entity designated by you to receive any Death Benefit paid if the annuitant dies before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.


Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.


Death Benefit-Before the Annuity Commencement Date, the amount payable to a designated Beneficiary if the annuitant dies.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0andLincoln Lifetime IncomeSM Advantage the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.


Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

FINRA-Financial Industry Regulatory Authority.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.


Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.


Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).


i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.


Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.


Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.


Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.


Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase Payments - Amounts paid into the contract.


Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.


Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.


Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.


Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.


SEC-Securities and Exchange Commission.


Secondary Life-Under i4LIFE (Reg. TM) Advantage and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.


Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.


Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                       CONTRACTOWNER TRANSACTION EXPENSES




Accumulation Phase:
  Surrender charge - Periodic Contract (as a percentage of Contract Value                     8.0%
  surrendered/withdrawn):1   .
  Surrender charge - Single Premium (as a percentage of Contract Value                        7.0%
  surrendered/withdrawn)   .
  Surrender charge - Flexible Premium (as a percentage of Purchase Payments                   7.0%
  surrendered/withdrawn)   .
  Loan set-up fee2:.......................................................................    $35





Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):3.............................................................................    7.00%


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 Loans are available only if your group plan allows for loans and such fee is permissible by state law.

3 The Unscheduled Payment charge percentage is reduced over time.



The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a qualified contract that has elected the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit.
 o Table C reflects the expenses for a non-qualified or IRA contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table D reflects the expenses for a non-qualified or IRA contract that has elected i4LIFE (Reg. TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0.
 o Table E reflects the expenses for a non-qualified or IRA contract that has elected i4LIFE (Reg. TM) Advantage and previously purchased the 4LATER
   (Reg. TM) Advantage.

                                    TABLE A



Annual Account Fee:1......................................................................     $     25
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.002%
  Enhanced Death Benefit Charge...........................................................        0.300%
  Total Separate Account Expenses.........................................................        1.302%
Without Enhanced Guaranteed Minimum Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.002%
  Total Separate Account Expenses.........................................................        1.002%





                                              Single      Joint
Optional Living Benefit Rider Charges:3        Life       Life

Lincoln Lifetime IncomeSM Advantage 2.0:4
  Guaranteed Maximum Charge.....................................................    2.00%      2.00%
  Current Charge................................................................    1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:5
  Guaranteed Maximum Charge.....................................................    1.50%      1.50%
  Current Charge................................................................    0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................    0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:6
  Guaranteed Maximum Charge.....................................................    1.50%      1.50%
  Current Charge................................................................    0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:6
  Guaranteed Maximum Charge.....................................................    0.95%       N/A
  Current Charge................................................................    0.85%       N/A
4LATER (Reg. TM) Advantage:7
  Guaranteed Maximum Charge.....................................................    1.50%       N/A
  Current Charge................................................................    0.65%       N/A



1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium
  Multi-Fund (Reg. TM) 2 contracts.

2 The mortality and expense risk charge and administrative charge together are 1.002% on and after the Annuity Commencement Date. Assets invested in the Delaware VIP (Reg. TM) Value Series on or after May 1, 2009, will have a mortality and expense risk charge of 0.952%.

3 Only one Living Benefit rider may be elected from this chart and these riders are only available for nonqualified or IRA contracts.


4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis. After April 2, 2012, this rider is no longer available for sale.

5 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

7 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. After July 16, 2012, this rider is no longer for sale.




                                    TABLE B



Annual Account Fee:1....................................................................     $     25
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2
  Subaccount Charge (as a percentage of average daily net assets in the Subaccounts)....        1.002%
  Plus i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit rider charge3..........         0.48%



1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium
                                        Multi-Fund (Reg. TM) 2 contracts.

2 This benefit is not available with the Enhanced Guaranteed Minimum Death Benefit.

3 As an annualized percentage of Account Value deducted on a monthly basis (0.04% per month).

                                    TABLE C



Annual Account Fee:1......................................................     $     25
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.302%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        1.652%






                                                                           Single       Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge............................................    3.302%      3.302%
  Current Charge.......................................................    1.952%      2.152%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge............................................    3.652%      3.652%
  Current Charge.......................................................    2.302%      2.502%






i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):4
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    2.802%
  Current Charge.................................................................    1.802%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.152%
  Current Charge.................................................................    2.152%



1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium
  Multi-Fund (Reg. TM) 2 contracts.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE D



Annual Account Fee:1......................................................................                 $     25
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who      Single        Joint
  previously
purchased Lincoln Lifetime IncomeSM Advantage 2.0:........................................     Life          Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
  Account Value Death Benefit.............................................................    1.002%          1.002%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................    1.302%          1.302%

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
  Guaranteed Maximum Charge..............................................    2.00%      2.00%
  Current Charge.........................................................    1.05%      1.25%


1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium
  Multi-Fund (Reg. TM) 2 contracts.


2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.




                                    TABLE E



Annual Account Fee:1......................................................................     $     25
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        2.802%
  Current Charge..........................................................................        1.952%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.152%
  Current Charge..........................................................................        2.302%



1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium
  Multi-Fund (Reg. TM) 2 contracts.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.25%     1.91%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.25%     1.60%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.



EXAMPLES


This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




                      Periodic   Single     MF2     MF3 & MF4
                     ---------- -------- --------- ----------
  1 year............   $1,362    $1,289   $1,376     $1,376
  3 years...........   $2,485    $2,263   $2,522     $2,522
  5 years...........   $3,610    $3,235   $3,664     $3,664
  10 years..........   $6,024    $5,844   $6,694     $6,694


2) If you do not surrender your contract at the end of the applicable time period:




                      Periodic   Single     MF2     MF3 & MF4
                     ---------- -------- --------- ----------
  1 year............   $  561    $  591   $  676     $  676
  3 years...........   $1,685    $1,767   $2,022     $2,022
  5 years...........   $2,809    $2,939   $3,364     $3,364
  10 years..........   $5,623    $5,844   $6,694     $6,694



The Expense Tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For the single premium deferred contract and the flexible premium (Multi-Fund (Reg. TM) 2,3,4) deferred contracts, the examples assume that an enhanced Death Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect. Without this benefit, expenses would be lower.

For more information, See Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between Subaccounts and to and from the fixed account. Currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which Regular Income Payments or Annuity Payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.


What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate Purchase Payments to the fixed account.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. See Charges and Other Deductions.

If you withdraw Account Value, you pay a surrender charge from 0% to 8.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the Purchase Payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.


See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.


Charges may also be imposed during the regular income or Annuity Payout period, including if you elect i4LIFE (Reg. TM) Advantage. See The Contracts and Annuity Payouts.


Each fund pays a management fee based on its average daily net asset value. See Investments of the Variable Annuity Account-Investment Adviser. Each fund also has additional operating expenses. These are described in the Prospectuses for the fund.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts for each type of contract, your payments may be flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if the Annuitant dies before I annuitize? The Death Benefit provision applicable under your contract depends on whether your contract is a single premium deferred, flexible premium deferred or periodic premium deferred contract. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the Annuity Commencement Date are generally restricted to no more than twelve (12) per Contract Year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0? (for Non-Qualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. As of April 2, 2012, this rider is unavailable for purchase under any contract option. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? (for Non-Qualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is the Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is longer available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase. For qualified contracts, the Guaranteed Income Benefit is included in the election of i4LIFE (Reg. TM) Advantage.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Regular Income Payments. For non-qualified contracts and IRAs, the i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. The i4LIFE (Reg. TM) Advantage feature available for purchase by owners of qualified contracts includes the Guaranteed Income benefit as one benefit. Neither feature can be selected independently of the other. For all Contractowners, by electing this benefit, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg.
TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.




Investment Results

The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.


Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Fixed Side of the Contract

The portion of the Contract Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.



Variable Annuity Account (VAA)

On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA. The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.




Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.

Investments of the VAA

You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.



Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds


Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


We currently anticipate closing and replacing the following funds on or about May 17, 2013:
 o Alliance Bernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o DWS Small Cap Index VIP Portfolio with LVIP SSgA Small-Cap Index Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.


  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     It is currently anticipated that on or about May 17, 2013, we will close and replace this investment option.


American Century Variable Portfolios II, Inc., advised by American Century
    Investment Management, Inc.

  o American Century VP Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.
     It is currently anticipated that on or about May 17, 2013, we will close and replace this investment option.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Global Growth Fund: Long-term growth of capital.


  o Growth Fund: Capital growth.


  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o High Yield Series: Total return and, as a secondary objective, high current income.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.


  o Value Series: Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP Portfolio: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.
    It is currently anticipated that on or about May 17, 2013, we will close and replace this investment option.

  o DWS Small Cap Index VIP Portfolio: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
     It is currently anticipated that on or about May 17, 2013, we will close and replace this investment option.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.


  o Growth Portfolio: To achieve capital appreciation.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity in securities.
    (Sub-advised by BlackRock Investment Management LLC)
     (formerly LVIP Wells Fargo Intrinsic Value Fund)

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.

     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund: A combination of current income and preservation of capital with capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund: Capital appreciation with current income as a secondary objective.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*


  o LVIP Global Income Fund: Current income consistent with preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas) Inc.)
    (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2050 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Utilities Series: Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Growth of capital.
     It is currently anticipated that on or about May 17, 2013, we will close and replace this investment option.



PIMCO Variable Insurance Trust, advised by PIMCO


  o PIMCO VIT Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management.


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or Participants as additional units, but are reflected as changes in unit values.



Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.


We also may:

 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal, and cross-reinvestment/earnings sweep services);
 o maintaining records;

 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that Death Benefits paid will exceed the actual Contract Value;

 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Account Charge


There is no account charge for flexible premium Multi-Fund (Reg. TM) 3 and 4. Periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 contracts will deduct $25 from the Contract Value on the last Valuation Date of each Contract Year; this $25 account charge will also be deducted from the Contract Value upon surrender.



Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of other Purchase Payments that have been invested for the periods indicated as follows.


A. Periodic premium deferred contract


There will be a surrender charge for the first withdrawal each Contract Year in excess of 15% of Contract Value. Any subsequent withdrawals in the same Contract Year or upon surrender of contract will also incur a surrender charge.




                                                  Contract year in which surrender/withdrawal occurs
                                              -----------------------------------------------------------
                                                0    1    2    3    4    5    6    7    8    9   10   11+
                                              ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
      Surrender charge as a percentage of the
       proceeds withdrawn.................... 8%   8%   8%   8%   8%   8%   4%   4%   4%   4%   4%    0%

A surrender charge does not apply to:

 o A surrender or withdrawal of Contract Value after ten full Contract Years.
 o One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
 o A surrender of the contract as a result of the death of the Annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
 o Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
 o Regular Income Payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.


In addition, for 403(b) and 457 contracts, if the Participant:


1) has terminated employment with the employer that sponsored the contract; and

2) has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and

3) is at least age 55.

B. Single premium deferred contract or nonrecurring lump sum payment to periodic premium deferred contract

For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described below) will be:

                                                       Contract year in which surrender/withdrawal
                                                                         occurs
                                                       -------------------------------------------
                                                         0    1    2    3    4    5    6    7   8
                                                       ---- ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the proceeds
       withdrawn...................................... 7%   7%   6%   5%   4%   3%   2%   1%   0%

Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years. For periodic premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone. A surrender charge does not apply to:

 o A surrender or withdrawal of a Purchase Payment after 7 full Contract Years.
 o One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
 o A surrender of the contract as a result of the death of the Annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
 o Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
 o Regular Income Payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifeime Income Advantage 2.0, subject to certain conditions.

C. Flexible premium deferred contract


For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:




                                                                   Number of contract anniversaries since
                                                                       Purchase Payment was invested
                                                                   --------------------------------------
                                                                     0    1    2    3    4    5    6   7+
                                                                   ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of total Purchase Payments
       surrendered/withdrawn in a Contract Year................... 7%   6%   5%   4%   3%   2%   1%   0%


A surrender charge does not apply to:

 o A surrender or withdrawal of a Purchase Payment beyond the 7th anniversary since the Purchase Payment was invested.
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the Purchase Payments.
 o A surrender of the contract as a result of the death of the Annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the Annuitant as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
 o Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
 o Regular Income Payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.


We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased.

The surrender charge is calculated separately for each Contract Year's Purchase Payments to which a charge applies. (For purposes of calculating this charge, we assume that Purchase Payments are withdrawn on a first in-first out basis, and that all Purchase Payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when Contractowners surrender or withdraw before distribution costs have been recovered.

Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

In certain circumstances a holder of an annuity contract issued by Lincoln Life may decide to surrender such a contract and purchase another (second) annuity contract issued by Lincoln Life. In that instance, the surrender charges (if any) applicable to the first annuity contract may be waived (depending on the type of second contract purchased) and the funds held in the first annuity contract will be transferred to the second annuity contract.


Deductions from the VAA



For the base contract we, apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:





                                                    With Enhanced Guaranteed   Without Enhanced Guaranteed
                                                          Minimum Death               Minimum Death
                                                         Benefit (EGMDB)             Benefit (EGMDB)
                                                   -------------------------- ----------------------------
      Mortality and expense risk charge...........          1.002%*                     1.002%*
      Enhanced Death Benefit charge...............          0.300%                       0.000%
                                                             -----                       -----
      Total annual charge for each Subaccount.....          1.302%                       1.002%


*Assets invested in the Delaware VIP Value Series on and after May 1, 2009 will have a mortality and expense risk charge of 0.952%.

This charge is made up of two parts:


1. our assumption of mortality risks (0.900%) and

2. our assumption of expense risks (0.102%).

The level of this charge is guaranteed not to change.


Deduction for the Enhanced Guaranteed Minimum Death Benefit (EGMDB)


When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next Valuation Period. This charge will continue for all future Contract Years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will stop at the end of the Valuation Period when the EGMDB is terminated. See The Contracts - Death Benefit Before the Annuity Commencement Date.



Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage 2.0 Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income

Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

As of April 2, 2012, this rider is no longer available for sale.

Lincoln Lifetime IncomeSM Advantage Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.


If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (for riders purchased prior to May 20, 2013, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to May 20, 2013, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.


Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.302% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 1.652% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge (for Non-Qualified Contracts or IRAs only). The Guaranteed Income Benefit (version
4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% (1.802% for version 1, 2, and 3) for the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit; and 2.302% (2.152% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.152% for the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit; and 2.502% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.


The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 .. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 , the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 for a description of the Income Base. The total annual Subaccount charges of 1.302% for the EGMDB and 1.002% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 .

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.






1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .


If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:




1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only). The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% for the i4LIFE (Reg. TM) Account Value Death Benefit; and 2.302% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is

0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers (for Non-Qualified Contracts or IRAs only). For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.802% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.152% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage Charges (for Qualified Contracts). The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the Account Value. During the Access Period, an amount equal to the monthly i4LIFE (Reg.
TM) Advantage percentage charge multiplied by the Account Value will be deducted from the Subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg.
TM) Advantage rider charge is in addition to the mortality and expense risk charge without the EGMDB of 1.002% and other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the Subaccounts and added to the mortality and expense risk charge for a total charge of 1.482%. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.
Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.



Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.

Other Charges and Deductions


The mortality and expense risk charge of 1.002% of the Contract Value will be assessed on all variable Annuity Payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation (for Non-Qualified Contracts or IRAs only). There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.



Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.




The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you have authorized us to keep it until the application is complete). Current applicants will be notified if we implement this procedure. Once the application is complete, we will allocate your initial Purchase Payment must be priced within two business days.



Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.


In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

For a periodic premium deferred contract (MF 1), the Annuitant must be under age 75. For a non-recurring lump sum payment to a periodic premium deferred contract, the Annuitant must be under age 85.
For a flexible premium (MF 2, 3, 4) deferred contract or a single premium deferred contract, the Annuitant must be under age 85.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.


The minimum Purchase Payment requirement for each contract will not exceed:


1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.


2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per Purchase Payment).

Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner and/or Annuitant. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit) after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.

You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.



Valuation Date


Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of Purchase Payments


Purchase Payments are placed into the VAA's Subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20 under MF1 periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts.

If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Loans


If you participate in a tax deferred retirement plan that allows Participant Loans, you may be eligible to take a loan against your Contract Value.


If you desire to apply for a loan, contact us for information on your plan's loan provisions and we will provide you with a loan brochure and the required Contract Loan Request form. A loan set-up fee will be charged where allowed by law. The loan brochure will disclose the amount of the loan set-up fee.


Transfers On or Before the Annuity Commencement Date


You may transfer all or a portion of your investment from one Subaccount to another.

A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.


For single premium deferred contracts, periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts, transfers within the VAA and between the variable and fixed account are restricted to once every 30 days. Transfers cannot be made during the first 30 days after the contract date for flexible premium Multi-Fund (Reg. TM) 4 and no more than six transfers will be allowed in any Contract Year. We reserve the right to waive any of these restrictions. The minimum amount which may be transferred between Subaccounts is $500 or the entire amount in the Subaccount, if less than $500. If the transfer from a Subaccount would leave you with less than $100 for periodic premium Multi-Fund (Reg. TM) 1, flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts for $500 for flexible premium Multi-Fund (Reg. TM) 4 contracts, we may transfer the total balance of the Subaccount. We have the right to reduce these minimum amounts.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Contractowner on the next Valuation Date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.


Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


For transfers from the fixed account of the contract to the variable account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12 month period. We reserve the right to waive any of these restrictions.

There is no charge to you for a transfer. However, we reserve the right to impose a charge of $10 per transfer in the future for any transfers above the maximum transfers allowed in a contract year.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing


Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable Subaccounts and the fixed account are the same as they were on or before the Annuity Commencement Date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one Subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.



Ownership


Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Nonqualified contracts may not be sold, discounted or pledged as collateral for a loan or any other purpose. We assume no responsibility for the validity or effect of any assignment. An assignment affects the Death Benefit and Living Benefits calculated under the contract. Consult your tax adviser about the tax consequences of an assignment.




Joint/Contingent Ownership

Joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only spouses may be a joint owner on Multi-Fund (Reg.
TM) 4, flexible premium deferred annuity contracts except where not permitted by law.


A contingent owner may exercise ownership rights in this contract only after the Contractowner dies.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the Annuity Commencement Date depends upon the annuity option selected. See Annuity Payouts
- Annuity Options.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m. New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for Death Benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:


a. attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), portfolio rebalancing, automatic withdrawal service (AWS), cross-reinvestment/earnings sweep. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable Subaccounts into the variable Subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

The cross-reinvestment/earnings sweep service allows you to automatically transfer the Account Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals.


Only one of the three additional services (DCA, portfolio rebalancing and cross reinvestment) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Generally, the more expensive the Death Benefit, the greater the protection. You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during the life of the Annuitant and change the Beneficiary by filing a written request with the Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

The Contract Value available upon death is the value of the contract at the end of the Valuation Period during which the death claim is approved by payment by Lincoln Life. The approval of the death claim payment will occur after receipt of all of the following:
 o proof, satisfactory to us, of the death of the Annuitant;

 o written authorization for payment; and our receipt of all required claim forms fully completed.

Flexible premium deferred contracts (Multi-Fund (Reg. TM) 2,3,4) and Single premium deferred contracts


If the Annuitant dies before the Annuity Commencement Date and the enhanced guaranteed minimum Death Benefit (EGMDB) is not in effect, a Death Benefit equal to the Contract Value will be paid to your designated Beneficiary.

Prior to the Annuity Commencement Date, an optional EGMDB is available for nonqualified, Roth IRA and IRA flexible premium deferred annuity contracts, for Annuitants up to age 75. Please check with your financial adviser for availability to current Contractowners.

If the Annuitant dies before the Annuity Commencement Date and the EGMDB is in effect, the Death Benefit paid to your designated Beneficiary will be the greater of:

     1. The Contract Value at the end of the Valuation Period when the death claim is approved for payment by Lincoln Life, or


     2. The highest of:


     a. the Contract Value at the end of the Valuation Period when the EGMDB becomes effective and;

     b. the sum of all Purchase Payments less the sum of all withdrawals, partial annuitization and premium taxes incurred, if any; and

 c. the highest Contract Value, at the end of the Valuation Period, on any contract anniversary date up to and including age 75 following election of the EGMDB; increased by Purchase Payments and decreased by any withdrawals, annuitizations and premium taxes incurred after the EGMDB effective date or the contract anniversary on which the highest Contract Value occurred.

The EGMDB is not available under contracts issued to a Contractowner, joint owner or Annuitant who is age 75 or older at the time of issuance.

If you add the EGMDB after purchase, the benefit will take effect as of the Valuation Date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the Death Benefit under the EGMDB, the highest Contract Value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

The EGMDB will take effect on the Valuation Date when the EGMDB election form is approved at our Home Office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next Valuation Date. The owner may not reelect the EGMDB once it is discontinued. As of the Annuity Commencement Date the EGMDB will be discontinued and the charge for the EGMDB will stop. See Charges and Other Deductions-Deduction for the EGMDB.

Periodic premium deferred contracts (Multi-Fund (Reg. TM) 1)

If the Annuitant dies before the Annuity Commencement Date, Lincoln Life will pay the Beneficiary a Death Benefit equal to the greater of the following amounts:

     1. The Net Purchase Payments, or


     2. The value of the contract less any outstanding loan balance.


Net Purchase Payments will mean the sum of all Purchase Payments credited to the contract less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

If your state has not approved this Death Benefit provision, the applicable Death Benefit will be equal to the Contract Value.

Upon the death of the Annuitant Federal Tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.

Annuity Payouts will be made in accordance with applicable laws and regulations governing payment of Death Benefits. Notwithstanding any provision to the contrary, the payment of Death Benefits provided under the contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits are taxable. See - Federal Tax Matters - Taxation of Death Benefits.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place upon the death of a Beneficiary:

   1. If any Beneficiary dies before the Annuitant, the Contractowner may elect a new Beneficiary. If no new Beneficiary election is made, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interest. There are no restrictions on the Beneficiary's use of the proceeds; and/or

     2. If no Beneficiary survives the Annuitant, the proceeds will be paid to the Contractowner or to his/her estate, as applicable.



Death of Contractowner


If the Contractowner of a nonqualified contract dies before the Annuity Commencement Date, then, in compliance with the tax code, the cash surrender value (Contract Value less any applicable charges, fees, and taxes) of the contract will be paid as follows:

   1. Upon the death of a non-Annuitant Contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the Annuitant named in the contract; and

   2. Upon the death of a Contractowner, who is also Annuitant, the death will be treated as death of the Annuitant and the provisions of this contract regarding death of Annuitant will control. If the recipient of the proceeds is the surviving spouse of the Contractowner, the contract may be continued in the name of that spouse as the new Contractowner or as a contract for the benefit of the surviving spouse. Pursuant to the Federal Defense of Marriage Act same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.

If you are a non-spouse Beneficiary, the tax code requires that any distribution to be paid within five years of the death of the Contractowner unless the Beneficiary begins receiving, within one year of the Contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the Beneficiary's life expectancy.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall contract values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



 IF YOU ELECT...                                              AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage 2.0                      On or After November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                          Between February 19, 2008 and January 20, 2009
                                                             On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                    Prior to April 10, 2006
                                                             April 10, 2006 through January 19, 2009
                                                             On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                   April 10, 2006 through January 19, 2009
                                                             On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    Prior to April 10, 2006
(v.1) (for Non-Qualified Contracts or IRAs only)             On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    April 10, 2006 through January 19, 2009
(v.2) (for Non-Qualified Contracts or IRAs only)             On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    Between October 6, 2008 and January 20, 2009
(v.3) (for Non-Qualified Contracts or IRAs only)             On or after January 20, 2009



                                                              YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                             INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0                      Option 3
 Lincoln Lifetime IncomeSM Advantage                          Option 2
                                                             Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                    N/A
                                                             Option 1
                                                             Option 3
 4LATER (Reg. TM) Advantage                                   Option 1
                                                             Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    N/A
(v.1) (for Non-Qualified Contracts or IRAs only)             Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    Option 1
(v.2) (for Non-Qualified Contracts or IRAs only)             Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    Option 2
(v.3) (for Non-Qualified Contracts or IRAs only)             Option 3

                                                                                              YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                             AND THE DATE OF ELECTION IS...  INVESTMENT REQUIREMENTS
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit   On or after November 15, 2010    Option 3
(v.4) (for Non-Qualified Contracts or IRAs only)
 i4LIFE (Reg. TM) Advantage (Qualified Contracts only)       After May 4, 2007                Option 1

Investment Requirements - Option 1


No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o American Funds Global Growth Fund
 o American Funds International Fund
 o Delaware VIP High Yield Series
 o Delaware VIP REIT Series
 o Delaware VIP Small Cap Value Series
 o Delaware VIP Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o LVIP Clarion Global Real Estate Fund
 o LVIP Delaware Foundation Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund o LVIP Mondrian International Value Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA Global Tactical RPM Allocation
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o LVIP Protected Profile 2050 Fund
 o MFS VIT Utilities Series
 o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except the DWS Alternative Asset Allocation VIP Portfolio, which is unavailable to any contract holder with a Living Benefit rider.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the LVIP Money Market Fund Subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market Fund as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;


2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or


3. take no action and be subject to the quarterly rebalancing as described above.

Investment Requirements - Option 2


You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.


At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;


2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:






                                                                      Group 2
Group 1                                                               Investments cannot exceed 75% of Contract Value or
Investments must be at least 25% of Contract Value or Account Value   Account Value -------------------------------------
--------------------------------------------------------------------- --------------
1. American Century VP Inflation Protection Fund                      All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund
4. Delaware VIP Diversified Income Series
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. PIMCO VIT Total Return Portfolio





Group 3
Investments cannot exceed 10% of Contract Value or Account Value
------------------------------------------------------------------
1. LVIP SSgA Emerging Markets 100 Fund
2. DWS Alternative Asset Allocation VIP Portfolio

To satisfy the Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE (Reg. TM) Advantage Account Value to or among the funds listed below. If you allocate less than 100% of Contract Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed will fall into Group 2 and will be subject to Group 2 restrictions. These funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) High Yield Series *
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Foundation Conservative Allocation Fund
o LVIP Delaware Foundation Moderate Allocation Fund
o LVIP Global Income Fund*

o LVIP SSgA Bond Index Fund*
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund
o LVIP Protected Profile 2040 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Moderate Fund
o LVIP Protected Profile Growth Fund

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund or the LVIP Delaware Foundation Conservative Allocation Fund.



Investment Requirements - Option 3


You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or


2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or


3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will become your new allocation instructions until you tell us otherwise.



At this time, the Subaccount groups are as follows:






                                                                      Group 2
Group 1                                                               Investments cannot exceed 70% of Contract Value or
Investments must be at least 30% of Contract Value or Account Value   Account Value -------------------------------------
--------------------------------------------------------------------- --------------
American Century VP Inflation Protection Fund                         All other funds except as described below.
LVIP Delaware Bond Fund

                                                                      Group 2
Group 1                                                               Investments cannot exceed 70% of Contract Value or
Investments must be at least 30% of Contract Value or Account Value   Account Value -------------------------------------
--------------------------------------------------------------------- --------------
Delaware VIP Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP SSgA Bond Index Fund
LVIP Global Income Fund
LVIP Delaware Diversified Floating Rate Fund
PIMCO VIT Total Return Portfolio





Group 3
Investments cannot exceed 10% of Contract Value or Account Value
------------------------------------------------------------------
LVIP SSgA Emerging Markets 100 Fund
Delaware VIP REIT Series
LVIP Clarion Global Real Estate Fund
MFS VIT Utilities Series
AllianceBernstein VPS Global Thematic Growth Portfolio
DWS Alternative Asset Allocation VIP Portfolio



To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE (Reg. TM) Advantage Account Value among the funds on the following list; however, if you allocate less than 100% of Contract Value to or among these funds, then the funds listed below that are in Group 1 will be subject to Group 1 restrictions. *Any remaining funds listed below will fall into Group 2 and will be subject to Group 2 restrictions. The fixed accounts are not available with these riders.

o American Century VP Inflation Protection*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series *
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Foundation Conservative Allocation Fund
o LVIP Delaware Foundation Moderate Allocation Fund

o LVIP Global Income Fund*
o LVIP SSgA Bond Index Fund*
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Moderate Fund
o LVIP Protected Profile Growth Fund

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund and the LVIP Protected Profile Conservative Fund.



Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased. i4LIFE (Reg. TM) Advantage is the only Living Benefit rider currently available to owners of qualified contracts.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.



Lincoln Lifetime IncomeSM Advantage 2.0 (for Non-Qualified Contracts or IRAs only)

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;

 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

The Lincoln Lifetime IncomeSM Advantage 2.0 rider is no longer available for purchase on or after April 2, 2012.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the secondary life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).


This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.


Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase with new and existing nonqualified and qualified (IRAs and Roth
IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, both Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 available to new purchasers.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information ..

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.



The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):


Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.


You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):

                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

                 Guaranteed Annual Income Percentages by Ages:



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%




If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:





    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x4%) .                                        $  8,200



Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.


The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).


When an Excess Withdrawal occurs:


   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and


   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:

Contract Value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):

The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)

Income Base = $85,000


The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)

Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract Value = $43,000

Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).


If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.


Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.


Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;

 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time the purchase Lincoln Lifetime IncomeSM Advantage
2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.


For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage (for Non-Qualified Contracts or IRAs only)


The Lincoln Lifetime IncomeSM Advantage is a rider that is available for purchase with your variable annuity contract if the Purchase Payment or Contract Value (if purchased after the contract is issued) is at least $25,000. Lincoln Lifetime IncomeSM Advantage is available for purchase with non-qualified contracts and IRAs only. This rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders will no longer be available for purchase after December 31, 2010 or 60 days from the date that Lincoln Lifetime IncomeSM Advantage 2.0 is approved in your state, whichever date is later.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:





     Initial Purchase Payment...................    $100,000
     Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
     Additional Purchase Payment in Year 3......    $ 75,000   Charge will be the current charge
     Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the current charge


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:


Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For contracts purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:


   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following

     Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/ Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):





                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).


An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

   2) an Excess Withdrawal (defined below) has occurred; or


   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).


For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).


If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:


Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.


The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.


Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.


Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.


The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.


The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).


5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.


The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (single life option) or age 65 (joint life option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:


     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):





                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200


The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.


   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):


The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:


Contract Value = $55,000
Guaranteed Amount = $80,000


The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 - $55,000)

Contract Value = $48,000


Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.


Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner, is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed amount could be more than a dollar-for-dollar reduction);


     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;


   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (see the 5% Enhancement section above); and


     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:

 o $100,000 Purchase Payment

 o $100,000 Guaranteed Amount

 o A 10% market decline results in a Contract Value of $90,000

 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.


In a declining market, withdrawals prior to age 591/2 (or 65 if joint life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments made within 90 days of the rider effective date) over your current Contract Value.

Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.


If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:


Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.


The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.


General Provisions.


Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;

 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a Contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement and Automatic Annual Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age and for the single life option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the joint life) and has the potential to increase on every Benefit Year anniversary if the increase in Contract Value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement. In addition, if the withdrawal is made before age 591/2 (single life) or age 65 (joint life), the 5% Enhancement is further limited. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a Beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000


Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:


     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:


     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

   b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.


   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified contracts and IRAs. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other Living Benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current Contract Value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a Beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase (unless your state has not approved Lincoln Lifetime IncomeSM Advantage 2.0). Check with your investment representative regarding availability.



Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)


The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. Lincoln SmartSecutiy (Reg. TM) Advantage is available for purchase with non-qualified contracts and IRAs only. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial

Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.


If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.


Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):





                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000



Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.


If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:


     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:

  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or

  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650


The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:


     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:


   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

    b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and


     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.


Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.


The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.



i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg.
TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments made and Guaranteed Income Benefit payments as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date your elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant (and Secondary Life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);

  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. You Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits


i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available for nonqualified contracts during the Access Period. This benefit is the greatest of:

  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, no Death Benefit is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.


As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.


Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts.


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections on or after May
                                   20, 2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%



* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                            2012 and May 19, 2013.






 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                                     2012.






 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.



If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190



The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.






8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500



The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the HomeOffice. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.






           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 20 years or the difference between your age (nearest birthday) and age 95 (15 years or the difference between your age and age 85 prior to May 21, 2012).

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or

  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:




        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will have the Account Value Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.


For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


i4LIFE (Reg. TM) Advantage for Qualified Contracts


i4LIFE (Reg. TM) Advantage (the Variable Annuity Income rider in your contract) is an optional Annuity Payout rider you may elect and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus.


In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.


i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, Regular Income Payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the Periodic Income Commencement Date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for Participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges for Qualified Contracts.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another Annuity Payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your Regular Income Payments. The Annuitant, or Secondary Life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The Periodic Income Commencement Date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the Annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among Subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a Death Benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum Death Benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 591/2 when you request a change to the Access Period. A request to extend the Access Period will be effective on the next Periodic Income Commencement Date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.


If you extend the Access Period, subsequent Regular Income Payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new Regular Income Payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a Regular Income Payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your Access Period to 30 years, the Regular Income Payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.


We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the Regular Income Payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.

Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the Periodic Income Commencement Date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by Regular Income Payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life, if applicable) and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your Regular Income Payments. Regular Income Payments will begin within 14 days of the Periodic Income Commencement Date. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.


Regular Income Payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. For information regarding income tax consequences of Regular Income Payments, See Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:

  o The age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;
  o the monthly Regular Income Payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

Subsequent Regular Income Payments during the Access Period are determined by dividing the Account Value, on the applicable Valuation Date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the Subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a Contractowner has an Account Value of $100,000 and an income payment of $400 per month. If the Contractowner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the Regular Income Payment. The Regular Income Payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the Secondary Life must be the Annuitant's spouse and must be the primary Beneficiary. If either the Annuitant or Secondary Life dies during the Access Period, the surviving life may elect to continue Regular Income Payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular Income Payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the Annuitant, the Secondary Life may choose to take the Death Benefit, and the i4LIFE (Reg. TM) Advantage rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the Secondary Life during the Access Period, if applicable. If there is no surviving life, then the Regular Income Payments will cease and this rider will terminate.

For a single life option, if the Annuitant dies during the Access Period, a Death Benefit will be paid and the Regular Income Payments will cease and this rider will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. The frequency of Regular Income Payments, the assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life (if living);

  o the monthly Regular Income Payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Your Regular Income Payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will vary on an annual basis for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable.



i4LIFE (Reg. TM) Advantage Death Benefit


i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular Income Payments are deducted from the Death Benefit before any additional withdrawals when determining the Death Benefit.

The following example demonstrates the impact of a withdrawal on your Death
Benefit:


Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income Payments $25,000
Additional Withdrawal $15,000

Death Benefit value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000

Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000


General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

During the access period, if the single life option has been elected, then upon the death of the Annuitant, the Regular Income Payments will cease and this rider will terminate. If the joint life option has been elected, then upon the death of the Annuitant, the Secondary Life, if still surviving, as spouse and primary Beneficiary, may terminate the contract and this rider and receive full payment of the Death Benefit or elect to continue the contract and this rider and receive Regular Income Payments for his/her lifetime. Upon the death of the Secondary Life, the Annuitant if still surviving, may continue to receive Regular Income Payments for the remainder of the access period and for the Lifetime Income Period or may elect to terminate this rider. If neither the Annuitant nor the Secondary Life is still surviving, the Regular Income Payments will cease and this rider will terminate.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
     2. written authorization for payment; and
     3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, Regular Income Payments may be suspended until the death claim is approved. If this rider is continued, upon approval of the death claim the excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the Regular Income Payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200 Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income Payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75 Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.


Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.


Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage for Qualified
Contracts

The Guaranteed Income Benefit ensures that your Regular Income Payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the Lifetime Income Period.


The Guaranteed Income Benefit is initially equal to 75% of the initial Regular Income Payment. If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant, or Secondary Life, if applicable, is living.

The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the Periodic Income Commencement Date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the Valuation Date of the first Regular Income Payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the Contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM)

Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your Regular Income Payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the Regular Income Payment. You may not shorten your Access Period.


4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)


4LATER (Reg. TM) Advantage provides protection against market loss for your i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage includes the calculation of an Income Base (described below), prior to the time Regular Income Payments begin, which is then used to establish a minimum payout floor for the Regular Income Payments. The minimum payout floor called the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg. TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements - Option 1. 4LATER (Reg. TM) Advantage is available for non-qualified contracts and IRAs only. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.



4LATER (Reg. TM) Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage Regular Income Payments begin.


Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) Advantage and will only be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) Advantage at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) Advantage after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) Advantage rider effective date. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Advantage rider effective date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the future Income Base. The 4LATER (Reg. TM) Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Advantage rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment.



Example:

        Initial Purchase Purchase Payment.......................    $100,000
        Purchase Purchase Payment 60 days later.................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)



Any Purchase Payments made after the 4LATER (Reg. TM) Advantage rider Effective Date and more than 90 days after the contract effective date will increase the future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.



Example:




   Income Base................................................    $100,000
   Purchase Purchase Payment in Year 2........................    $ 10,000
                                                                  --------
   New Income Base............................................    $110,000
   Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                             (10,000 x 15% x 1/3)
   Income Base (after 1st Waiting Period).....................    $125,500
   New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)


Withdrawals reduce the future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Advantage rider effective date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.



Example:




   Income Base......................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Purchase Payment in Year 2..............  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base..................................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Purchase
    Payment.........................................  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)...........  $125,500
   Future Income Base (during 2nd Waiting Period)     $144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4.........................  $112,000
   Withdrawal of 10%................................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value...................................  $100,800
   Income Base......................................  $112,950
   Future Income Base...............................  $129,892   Maximum Income Base...................  $198,000


Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Advantage rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Advantage rider effective date and starting with each anniversary of the 4LATER (Reg. TM) Advantage rider effective date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.



4LATER (Reg. TM) Advantage Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under the 4LATER (Reg. TM) Advantage or the Contract Value will be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER (Reg. TM) Advantage rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:





    4LATER (Reg. TM) Guaranteed Income Benefit..........................     $  5,692
    i4LIFE (Reg. TM) Regular Income Payment.............................     $  5,280
    i4LIFE (Reg. TM) Account Value before payment.......................     $ 80,000
    Regular Income Payment..............................................     $ (5,280)
    Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit...     $   (412)
                                                                             --------
    i4LIFE (Reg. TM) Account Value after payment........................     $ 74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for as long as the Annuitant (or for nonqualified contracts, the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.


If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15-year period, the charge for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATER (Reg. TM) Advantage, additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg.
TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is currently the longer of 15-years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)


If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Advantage rider will terminate.

When you make your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and i4LIFE (Reg. TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM) Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

Assume:
i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years
Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5,692

Extend Access Period 5 years:
i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Reduction in i4LIFE (Reg. TM) Advantage Regular Income Payment = $5,355 - $6,375 = 84%
Reduction in 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage


Eligibility. To purchase 4LATER (Reg. TM) Advantage, all Contractowners and the Annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATER (Reg. TM) Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the future Income Base.

4LATER (Reg. TM) Advantage Rider Effective Date. If 4LATER (Reg. TM) Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) Advantage is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Advantage rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Advantage rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) Advantage will automatically terminate upon any of the following events:
 o termination of the contract to which this 4LATER (Reg. TM) Advantage rider is attached;

 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner); or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Advantage rider will terminate due to any of the following events:

 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) Advantage prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg.
TM) Advantage or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) Advantage rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:

 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender or other charge.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months. We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Abandoned Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/

withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)


The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, The Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Annual Income Amount Annuity Payout Option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.002% will be assessed on all variable Annuity Payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

Lincoln SmartIncomeSM Inflation (for Non-Qualified Contracts or IRAs only). The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.

 o A Guaranteed Minimum Scheduled Payment.

 o A Death Benefit based on the Reserve Value.

 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.


You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.


The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.


Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.


Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)


The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;

 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.


For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.


If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the

CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:




      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67


Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:




      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39



Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.


The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:

      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38



Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.



Continuing this example for the next year's adjustment:




      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61



The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.


Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.


If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.


The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.




      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.

      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000


Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.


If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.


The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:





Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .


If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:


     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.


Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:






7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000



If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:





7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000


General information


The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday; however you may change the Annuity Commencement Date, change the annuity option, or change the allocation of the allocations among the Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30-days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option.

Unless you select another option, the contract automatically provides for a life with a 10-year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to your Beneficiary as payouts become due after we are in receipt of all of the following:

 o proof, satisfactory to us, of the death;
 o written authorization for payment;
 o all claim forms, fully completed.


Variable Annuity Payouts


Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date;

 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then


2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the Annuity Payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.

Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of Purchase Payments, plus up to 0.1256% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.


We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 5.85% of Purchase Payments, plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.


Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to

LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings


Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.

 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.



Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."



Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.



Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.


Death prior to the Annuity Commencement Date:

 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.

 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.



Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,

 o a Beneficiary receives on or after your death, or

 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.



Gifting A Contract


If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits


Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts


Qualified retirement plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")

 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)

 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.



Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.




Required Minimum Distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or

 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.



Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.


Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return Purchase Payments. With respect to the VAA, except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the Purchase Payment(s). IRA purchasers will receive Purchase Payments only.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program


Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits Participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.


Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.



Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


You have the option of receiving contract-related information (such as prospectuses, quarterly statements, semi-annual and annual reports) from Us electronically, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                     Individual Variable Annuity Contracts
                  Lincoln National Variable Annuity Account C










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
                                   Account C.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340

                      (This page intentionally left blank)

                     (This page intentionally left blank)^

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.





                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2003  .          0.324        0.460          1,061           0.327        0.466        137,178
2004  .          0.460        0.478            611           0.466        0.484         93,705
2005  .          0.478        0.489            471           0.484        0.497         72,128
2006  .          0.489        0.523            343           0.497        0.533         58,716
2007  .          0.523        0.619            580           0.533        0.633         71,778
2008  .          0.619        0.321            440           0.633        0.329         57,781
2009  .          0.321        0.485            389           0.329        0.499         66,237
2010  .          0.485        0.568            200           0.499        0.586         51,409
2011  .          0.568        0.429            212           0.586        0.444         42,946
2012  .          0.429        0.480            195           0.444        0.498         37,638
---------        -----        -----          -----           -----        -----        -------
ABVPSF Growth and Income
2004  .         10.187       11.112              9          10.000       11.132            166
2005  .         11.112       11.473             12          11.132       11.528            468
2006  .         11.473       13.248             56          11.528       13.352          4,242
2007  .         13.248       13.712             39          13.352       13.861          3,691
2008  .         13.712        8.027             32          13.861        8.138          3,105
2009  .          8.027        9.535             23           8.138        9.697          2,807
2010  .          9.535       10.616             18           9.697       10.829          2,473
2011  .         10.616       11.115             15          10.829       11.372          2,247
2012  .         11.115       12.863             15          11.372       13.200          2,048
---------       ------       ------          -----          ------       ------        -------
American Century VP Inflation Protection
2009  .         10.138       10.593              3          10.125       10.614            670
2010  .         10.593       11.017              7          10.614       11.072          1,395
2011  .         11.017       12.189             17          11.072       12.287          2,618
2012  .         12.189       12.940             27          12.287       13.083          2,535
---------       ------       ------          -----          ------       ------        -------
American Funds Global Growth
2004  .         10.181       11.290              6          10.000       11.310            794
2005  .         11.290       12.712             12          11.310       12.773          1,971
2006  .         12.712       15.111             40          12.773       15.229          3,608
2007  .         15.111       17.130             52          15.229       17.316          5,103
2008  .         17.130       10.417             46          17.316       10.562          5,246
2009  .         10.417       14.633             43          10.562       14.881          5,218
2010  .         14.633       16.140             34          14.881       16.463          4,512
2011  .         16.140       14.515             30          16.463       14.850          4,035
2012  .         14.515       17.560             23          14.850       18.019          3,600
---------       ------       ------          -----          ------       ------        -------
American Funds Growth
2003  .          0.598        0.808         10,194           0.603        0.817        542,957
2004  .          0.808        0.897         10,027           0.817        0.910        633,669
2005  .          0.897        1.029          7,982           0.910        1.047        656,827
2006  .          1.029        1.120          6,274           1.047        1.142        658,730
2007  .          1.120        1.242          5,037           1.142        1.270        622,788
2008  .          1.242        0.687          3,804           1.270        0.705        564,965
2009  .          0.687        0.945          3,520           0.705        0.973        530,354
2010  .          0.945        1.107          2,979           0.973        1.143        478,174
2011  .          1.107        1.046          2,660           1.143        1.083        424,743
2012  .          1.046        1.217          2,370           1.083        1.264        373,251
---------       ------       ------         ------          ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income
2004  .         10.299       10.958            86           10.000       10.978          3,330
2005  .         10.958       11.447           107           10.978       11.502          6,499
2006  .         11.447       13.016           123           11.502       13.118          9,633
2007  .         13.016       13.496           123           13.118       13.643         11,875
2008  .         13.496        8.279           121           13.643        8.395         12,749
2009  .          8.279       10.725           114            8.395       10.907         13,052
2010  .         10.725       11.796            95           10.907       12.032         12,222
2011  .         11.796       11.431            87           12.032       11.694         10,821
2012  .         11.431       13.255            82           11.694       13.602          9,903
---------       ------       ------           ---           ------       ------         ------
American Funds International
2003  .          0.571        0.761         1,507            0.576        0.769         91,313
2004  .          0.761        0.896         1,775            0.769        0.908        139,867
2005  .          0.896        1.074         1,918            0.908        1.092        179,882
2006  .          1.074        1.262         1,967            1.092        1.287        220,837
2007  .          1.262        1.495         1,795            1.287        1.529        238,601
2008  .          1.495        0.854         1,352            1.529        0.876        223,353
2009  .          0.854        1.206         1,317            0.876        1.241        209,306
2010  .          1.206        1.276         1,156            1.241        1.318        186,877
2011  .          1.276        1.084         1,008            1.318        1.122        164,828
2012  .          1.084        1.261           886            1.122        1.310        144,472
---------       ------       ------         -----           ------       ------        -------
BlackRock Global Allocation V.I.
2009  .         10.013       11.614             3           10.212       11.637            510
2010  .         11.614       12.617             7           11.637       12.679          1,485
2011  .         12.617       12.019             5           12.679       12.114          1,868
2012  .         12.019       13.083             6           12.114       13.227          1,841
---------       ------       ------         -----           ------       ------        -------
Delaware VIP Diversified Income
2004  .         10.171       10.915            14           10.000       10.935            708
2005  .         10.915       10.726            39           10.935       10.778          1,942
2006  .         10.726       11.426            69           10.778       11.515          6,876
2007  .         11.426       12.139            95           11.515       12.270          9,933
2008  .         12.139       11.437           117           12.270       11.596         11,935
2009  .         11.437       14.333           120           11.596       14.576         11,477
2010  .         14.333       15.287           121           14.576       15.593         11,173
2011  .         15.287       16.054           112           15.593       16.425         10,251
2012  .         16.054       16.987           106           16.425       17.431          9,369
---------       ------       ------         -----           ------       ------        -------
Delaware VIP High Yield
2005  .         10.231       10.256             8           10.000       10.273            227
2006  .         10.256       11.384            18           10.273       11.437          1,374
2007  .         11.384       11.550            19           11.437       11.639          1,736
2008  .         11.550        8.645            15           11.639        8.738          1,662
2009  .          8.645       12.712            18            8.738       12.887          2,666
2010  .         12.712       14.470            23           12.887       14.713          2,531
2011  .         14.470       14.623            19           14.713       14.913          2,385
2012  .         14.623       17.006            15           14.913       17.396          2,537
---------       ------       ------         -----           ------       ------        -------
Delaware VIP REIT
2003  .          1.295        1.714         1,458            1.306        1.732         90,085
2004  .          1.714        2.222         1,415            1.732        2.253        114,093
2005  .          2.222        2.351         1,045            2.253        2.391         96,353
2006  .          2.351        3.078           925            2.391        3.139         99,500
2007  .          3.078        2.614           527            3.139        2.675         62,993
2008  .          2.614        1.676           344            2.675        1.720         51,950
2009  .          1.676        2.040           241            1.720        2.099         44,329
2010  .          2.040        2.557           200            2.099        2.639         42,568
2011  .          2.557        2.800           176            2.639        2.899         39,547
2012  .          2.800        3.232           146            2.899        3.357         36,988
---------       ------       ------         -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value
2003  .      0.950           1.329          2,341            0.955        1.339        129,759
2004  .      1.329           1.589          2,051            1.339        1.606        155,427
2005  .      1.589           1.712          1,548            1.606        1.736        160,146
2006  .      1.712           1.958          1,274            1.736        1.991        158,784
2007  .      1.958           1.801            746            1.991        1.837        129,060
2008  .      1.801           1.243            495            1.837        1.272        109,689
2009  .      1.243           1.614            425            1.272        1.656         99,261
2010  .      1.614           2.102            401            1.656        2.163         94,797
2011  .      2.102           2.042            375            2.163        2.107         83,511
2012  .      2.042           2.290            332            2.107        2.371         73,535
---------    -----           -----          -----            -----        -----        -------
Delaware VIP Smid Cap Growth(3)
2003  .      1.391           1.855          3,205            1.414        1.892        190,440
2004  .      1.855           2.062          2,665            1.892        2.109        173,032
2005  .      2.062           2.155          1,991            2.109        2.210        143,466
2006  .      2.155           2.288          1,559            2.210        2.355        123,205
2007  .      2.288           2.502          1,087            2.355        2.582        103,798
2008  .      2.502           1.315            783            2.582        1.361         89,730
2009  .      1.315           2.009            638            1.361        2.085         83,295
2010  .      2.396           2.718            522            2.493        2.830         78,019
2011  .      2.718           2.901            465            2.830        3.030         72,811
2012  .      2.901           3.179            428            3.030        3.330         63,325
---------    -----           -----          -----            -----        -----        -------
Delaware VIP Value
2003  .      1.285           1.627          1,705            1.306        1.659         71,300
2004  .      1.627           1.846          1,446            1.659        1.888         72,666
2005  .      1.846           1.932          1,255            1.888        1.982         77,860
2006  .      1.932           2.366          1,041            1.982        2.435         85,884
2007  .      2.366           2.272            888            2.435        2.345         79,751
2008  .      2.272           1.493            724            2.345        1.546         65,424
2009  .      1.493           1.739            571            1.546        1.806         57,223
2010  .      1.739           1.986            479            1.806        2.068         51,661
2011  .      1.986           2.148            465            2.068        2.244         49,767
2012  .      2.148           2.434            383            2.244        2.550         45,878
---------    -----           -----          -----            -----        -----        -------
DWS Alternative Asset Allocation
2009  .      N/A              N/A            N/A            10.004       11.547             52
2010  .      N/A              N/A            N/A            11.547       12.857            163
2011  .      N/A              N/A            N/A            12.857       12.364            249
2012  .      N/A              N/A            N/A            12.364       13.431            297
---------    -----           -----          -----           ------       ------        -------
DWS VIT Equity 500 Index
2003  .      0.648           0.820          3,158            0.654        0.830        162,353
2004  .      0.820           0.895          3,191            0.830        0.909        156,804
2005  .      0.895           0.925          1,496            0.909        0.942        146,112
2006  .      0.925           1.054          2,108            0.942        1.078        249,200
2007  .      1.054           1.096          1,640            1.078        1.123        222,719
2008  .      1.096           0.680          1,184            1.123        0.699        196,677
2009  .      0.680           0.848            875            0.699        0.874        180,745
2010  .      0.848           0.960            705            0.874        0.993        163,013
2011  .      0.960           0.965            635            0.993        1.001        149,607
2012  .      0.965           1.102            558            1.001        1.146        135,153
---------    -----           -----          -----           ------       ------        -------
DWS VIT Small Cap Index
2003  .      0.871           1.259          1,086            0.880        1.276         46,495
2004  .      1.259           1.464            653            1.276        1.487         44,813
2005  .      1.464           1.506            472            1.487        1.535         37,029
2006  .      1.506           1.747            394            1.535        1.786         38,624
2007  .      1.747           1.692            311            1.786        1.735         32,347
2008  .      1.692           1.100            173            1.735        1.131         28,309
2009  .      1.100           1.374            121            1.131        1.418         25,536
2010  .      1.374           1.714            119            1.418        1.774         23,688
2011  .      1.714           1.618            102            1.774        1.679         20,763
2012  .      1.618           1.856             84            1.679        1.932         18,022
---------    -----           -----          -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Contrafund
2003  .          0.815        1.032         2,010            0.823        1.046         94,602
2004  .          1.032        1.175         2,258            1.046        1.194        111,623
2005  .          1.175        1.355         2,245            1.194        1.381        146,314
2006  .          1.355        1.493         1,978            1.381        1.526        158,487
2007  .          1.493        1.732         1,660            1.526        1.776        160,866
2008  .          1.732        0.981         1,394            1.776        1.009        156,588
2009  .          0.981        1.313         1,321            1.009        1.355        144,679
2010  .          1.313        1.518         1,188            1.355        1.571        130,869
2011  .          1.518        1.459         1,045            1.571        1.514        119,451
2012  .          1.459        1.675           879            1.514        1.744        107,800
---------        -----        -----         -----            -----        -----        -------
Fidelity VIP Growth
2003  .          0.583        0.764         2,143            0.589        0.774        131,258
2004  .          0.764        0.779         1,666            0.774        0.792        115,287
2005  .          0.779        0.813         1,276            0.792        0.828         93,377
2006  .          0.813        0.856           770            0.828        0.875         78,415
2007  .          0.856        1.072           835            0.875        1.099         99,050
2008  .          1.072        0.558           555            1.099        0.574         85,210
2009  .          0.558        0.706           357            0.574        0.729         73,851
2010  .          0.706        0.865           284            0.729        0.895         68,635
2011  .          0.865        0.855           253            0.895        0.887         63,281
2012  .          0.855        0.967           248            0.887        1.006         58,114
---------        -----        -----         -----            -----        -----        -------
LVIP Baron Growth Opportunities**
2003  .          1.088        1.396         1,009            1.099        1.414         70,234
2004  .          1.396        1.731         1,184            1.414        1.759        100,927
2005  .          1.731        1.766           869            1.759        1.800         94,277
2006  .          1.766        2.014           638            1.800        2.059         84,192
2007  .          2.014        2.056           439            2.059        2.108         76,738
2008  .          2.056        1.235           320            2.108        1.270         66,481
2009  .          1.235        1.686           235            1.270        1.739         62,604
2010  .          1.686        2.103           191            1.739        2.176         56,237
2011  .          2.103        2.160           178            2.176        2.241         51,044
2012  .          2.160        2.521           146            2.241        2.624         44,950
---------        -----        -----         -----            -----        -----        -------
LVIP BlackRock Equity Dividend RPM
2003  .          2.082        2.720         4,411            2.117        2.774        272,157
2004  .          2.720        2.947         3,763            2.774        3.014        255,601
2005  .          2.947        3.040         2,816            3.014        3.119        226,731
2006  .          3.040        3.339         2,057            3.119        3.435        197,098
2007  .          3.339        3.439         1,600            3.435        3.549        163,389
2008  .          3.439        2.094         1,115            3.549        2.167        136,787
2009  .          2.094        2.548           962            2.167        2.646        119,624
2010  .          2.548        2.966           749            2.646        3.089        106,423
2011  .          2.966        2.852           651            3.089        2.979         94,872
2012  .          2.852        3.293           549            2.979        3.450         83,533
---------        -----        -----         -----            -----        -----        -------
LVIP BlackRock Inflation Protected Bond
2012  .         10.164       10.239             4           10.014       10.259            134
---------       ------       ------         -----           ------       ------        -------
LVIP Clarion Global Real Estate
2007  .          9.561        8.250             5           10.000        8.265            369
2008  .          8.250        4.720             8            8.265        4.743            634
2009  .          4.720        6.421             4            4.743        6.472            887
2010  .          6.421        7.478             7            6.472        7.559          1,037
2011  .          7.478        6.741             8            7.559        6.835          1,075
2012  .          6.741        8.296             7            6.835        8.437          1,218
---------       ------       ------         -----           ------       ------        -------

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2003  .          6.123          6.484            964            6.225        6.612         61,410
2004  .          6.484          6.740            760            6.612        6.893         53,875
2005  .          6.740          6.828            597            6.893        7.005         50,814
2006  .          6.828          7.057            492            7.005        7.262         46,791
2007  .          7.057          7.345            435            7.262        7.581         45,930
2008  .          7.345          7.038            337            7.581        7.286         43,173
2009  .          7.038          8.260            303            7.286        8.576         38,003
2010  .          8.260          8.846            269            8.576        9.212         34,852
2011  .          8.846          9.398            227            9.212        9.817         31,351
2012  .          9.398          9.890            212            9.817       10.361         28,348
---------        -----          -----            ---            -----       ------         ------
LVIP Delaware Diversified Floating Rate
2011  .          9.769          9.746              1*           9.998        9.764             46
2012  .          9.746         10.001              7            9.764       10.050             86
---------        -----         ------            ---            -----       ------         ------
LVIP Delaware Foundation Aggressive Allocation(1)
2003  .          2.468          2.933            816            2.509        2.991         81,988
2004  .          2.933          3.287            630            2.991        3.362         73,041
2005  .          3.287          3.465            550            3.362        3.555         65,702
2006  .          3.465          3.917            480            3.555        4.030         58,923
2007  .          3.917          4.112            417            4.030        4.244         52,749
2008  .          4.112          2.711            360            4.244        2.806         45,449
2009  .          2.711          3.532            266            2.806        3.667         38,853
2010  .          3.532          3.921            216            3.667        4.083         33,998
2011  .          3.921          3.792            205            4.083        3.961         29,982
2012  .          3.792          4.240            186            3.961        4.442         26,317
---------        -----         ------            ---            -----       ------         ------
LVIP Delaware Foundation Conservative Allocation(2)
2003  .          4.620          5.604            980            4.697        5.715         99,427
2004  .          5.604          6.085            800            5.715        6.224         89,543
2005  .          6.085          6.278            673            6.224        6.441         80,441
2006  .          6.278          6.852            525            6.441        7.051         70,268
2007  .          6.852          7.073            438            7.051        7.300         61,096
2008  .          7.073          5.100            309            7.300        5.279         51,681
2009  .          5.100          6.184            291            5.279        6.420         45,372
2010  .          6.184          6.740            251            6.420        7.019         40,278
2011  .          6.740          6.802            202            7.019        7.105         35,892
2012  .          6.802          7.427            178            7.105        7.782         32,259
---------        -----         ------            ---            -----       ------         ------
LVIP Delaware Foundation Moderate Allocation
2009  .          N/A            N/A             N/A            10.159       11.800             39
2010  .          N/A            N/A             N/A            11.800       12.968             88
2011  .         13.450         12.775              4           12.968       12.874            177
2012  .         12.775         14.036              4           12.874       14.187            223
---------       ------         ------           ----           ------       ------         ------
LVIP Delaware Growth and Income
2003  .          7.985         10.224          1,304            8.118       10.426        203,918
2004  .         10.224         11.301          1,119           10.426       11.560        183,474
2005  .         11.301         11.773            877           11.560       12.079        161,599
2006  .         11.773         13.058            673           12.079       13.437        138,884
2007  .         13.058         13.678            533           13.437       14.117        120,694
2008  .         13.678          8.671            419           14.117        8.977        103,063
2009  .          8.671         10.672            354            8.977       11.081         92,891
2010  .         10.672         11.896            289           11.081       12.389         78,825
2011  .         11.896         11.883            243           12.389       12.413         69,911
2012  .         11.883         13.526            192           12.413       14.171         62,001
---------       ------         ------          -----           ------       ------        -------

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2003  .          4.139          5.387          2,312            4.208        5.494        176,186
2004  .          5.387          5.993          1,931            5.494        6.130        161,833
2005  .          5.993          6.627          1,548            6.130        6.799        146,462
2006  .          6.627          7.346          1,149            6.799        7.559        130,461
2007  .          7.346          7.466            868            7.559        7.706        112,129
2008  .          7.466          4.834            696            7.706        5.004         95,906
2009  .          4.834          6.203            603            5.004        6.440         84,422
2010  .          6.203          6.831            525            6.440        7.114         74,128
2011  .          6.831          6.785            462            7.114        7.088         65,963
2012  .          6.785          7.721            403            7.088        8.089         58,234
---------        -----          -----          -----            -----        -----        -------
LVIP Delaware Special Opportunities
2003  .          8.235         10.892            372            8.373       11.107         44,846
2004  .         10.892         13.199            358           11.107       13.500         44,382
2005  .         13.199         15.066            343           13.500       15.456         45,366
2006  .         15.066         17.259            280           15.456       17.759         41,456
2007  .         17.259         17.684            201           17.759       18.251         35,897
2008  .         17.684         11.061            139           18.251       11.450         30,209
2009  .         11.061         14.241            118           11.450       14.786         26,915
2010  .         14.241         18.364             98           14.786       19.124         24,724
2011  .         18.364         17.183             87           19.124       17.949         21,921
2012  .         17.183         19.495             77           17.949       20.424         19,148
---------       ------         ------          -----           ------       ------        -------
LVIP Global Income
2009  .          N/A            N/A             N/A            10.064       10.779            202
2010  .         10.700         11.584              2           10.779       11.704            452
2011  .         11.584         11.559              4           11.704       11.714            659
2012  .         11.559         12.287              5           11.714       12.489            664
---------       ------         ------          -----           ------       ------        -------
LVIP Mondrian International Value
2003  .          1.579          2.207          1,285            1.605        2.251        144,520
2004  .          2.207          2.635          1,103            2.251        2.695        139,273
2005  .          2.635          2.927          1,000            2.695        3.003        137,848
2006  .          2.927          3.756          1,003            3.003        3.865        144,546
2007  .          3.756          4.134            863            3.865        4.266        131,929
2008  .          4.134          2.585            660            4.266        2.675        110,647
2009  .          2.585          3.093            542            2.675        3.211         96,394
2010  .          3.093          3.128            355            3.211        3.257         83,941
2011  .          3.128          2.957            314            3.257        3.089         74,566
2012  .          2.957          3.200            271            3.089        3.352         65,736
---------       ------         ------          -----           ------       ------        -------
LVIP Money Market
2003  .          2.787          2.770            580            2.834        2.825         33,314
2004  .          2.770          2.758            281            2.825        2.821         27,230
2005  .          2.758          2.798            247            2.821        2.871         27,083
2006  .          2.798          2.891            254            2.871        2.975         29,490
2007  .          2.891          2.996            246            2.975        3.092         36,396
2008  .          2.996          3.026            363            3.092        3.133         54,054
2009  .          3.026          2.996            219            3.133        3.111         37,520
2010  .          2.996          2.959            196            3.111        3.081         27,472
2011  .          2.959          2.921            173            3.081        3.052         23,481
2012  .          2.921          2.884            140            3.052        3.022         19,575
---------       ------         ------          -----           ------       ------        -------
LVIP Protected Profile 2010
2007  .          N/A            N/A             N/A             9.998       10.493            115
2008  .          N/A            N/A             N/A            10.493        7.904            336
2009  .          N/A            N/A             N/A             7.904        9.735            419
2010  .          N/A            N/A             N/A             9.735       10.743            436
2011  .          N/A            N/A             N/A            10.743       10.769            387
2012  .          N/A            N/A             N/A            10.769       11.572            336
---------       ------         ------          -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Protected Profile 2020
2007  .          N/A           N/A           N/A            10.001       10.337           137
2008  .          N/A           N/A           N/A            10.337        7.482           654
2009  .          N/A           N/A           N/A             7.482        9.308           876
2010  .          N/A           N/A           N/A             9.308       10.324         1,035
2011  .          N/A           N/A           N/A            10.324       10.241         1,055
2012  .          N/A           N/A           N/A            10.241       10.989         1,017
---------        --            ---           ---            ------       ------         -----
LVIP Protected Profile 2030
2007  .          N/A           N/A           N/A            10.045       10.444            58
2008  .          N/A           N/A           N/A            10.444        7.157           282
2009  .          N/A           N/A           N/A             7.157        9.066           370
2010  .          N/A           N/A           N/A             9.066       10.102           456
2011  .          N/A           N/A           N/A            10.102        9.945           543
2012  .          N/A           N/A           N/A             9.945       10.624           581
---------        --            ---           ---            ------       ------         -----
LVIP Protected Profile 2040
2007  .          N/A           N/A           N/A            10.072       10.269            23
2008  .          N/A           N/A           N/A            10.269        6.553            70
2009  .          N/A           N/A           N/A             6.553        8.495           138
2010  .          N/A           N/A           N/A             8.495        9.560           191
2011  .          N/A           N/A           N/A             9.560        9.326           210
2012  .          N/A           N/A           N/A             9.326        9.891           215
---------        --            ---           ---            ------       ------         -----
LVIP Protected Profile 2050
2011  .          N/A           N/A           N/A             9.867        9.212             3
2012  .          N/A           N/A           N/A             9.212        9.668            11
---------        --            ---           ---            ------       ------         -----
LVIP Protected Profile Conservative
2005  .          N/A           N/A           N/A             9.994       10.304           171
2006  .         10.233       11.102            6            10.304       11.154           582
2007  .         11.102       11.810            6            11.154       11.902         1,619
2008  .         11.810        9.508           12            11.902        9.610         1,998
2009  .          9.508       11.717            8             9.610       11.879         2,013
2010  .         11.717       12.780            8            11.879       12.995         1,914
2011  .         12.780       13.079            8            12.995       13.339         1,732
2012  .         13.079       14.172            7            13.339       14.497         1,524
---------       ------       ------          ---            ------       ------         -----
LVIP Protected Profile Growth
2005  .         10.140       10.683            3             9.989       10.701           700
2006  .         10.683       12.035            1*           10.701       12.092         1,789
2007  .         12.035       13.044           11            12.092       13.146         2,654
2008  .         13.044        8.573            4            13.146        8.666         2,808
2009  .          8.573       10.918            7             8.666       11.070         2,630
2010  .         10.918       12.148            7            11.070       12.353         2,512
2011  .         12.148       11.990            6            12.353       12.230         2,383
2012  .         11.990       12.917            4            12.230       13.215         2,079
---------       ------       ------          ---            ------       ------         -----
LVIP Protected Profile Moderate
2005  .         10.060       10.506            7            10.005       10.524           576
2006  .         10.506       11.618           73            10.524       11.673         1,685
2007  .         11.618       12.531           61            11.673       12.628         2,910
2008  .         12.531        9.077           37            12.628        9.174         3,375
2009  .          9.077       11.471           28             9.174       11.630         3,387
2010  .         11.471       12.677           22            11.630       12.891         3,392
2011  .         12.677       12.659           18            12.891       12.911         3,134
2012  .         12.659       13.694           14            12.911       14.008         2,857
---------       ------       ------          ---            ------       ------         -----
LVIP SSgA Bond Index
2009  .         10.318       10.292            1*           10.018       10.310           190
2010  .         10.292       10.767            2            10.310       10.817           392
2011  .         10.767       11.414            7            10.817       11.501           664
2012  .         11.414       11.701            6            11.501       11.825           504
---------       ------       ------          ---            ------       ------         -----
LVIP SSgA Emerging Markets 100
2009  .         10.458       14.238            3            10.487       14.264         1,219
2010  .         14.238       17.957            8            14.264       18.042         1,664
2011  .         17.957       15.077            7            18.042       15.194         1,504
2012  .         15.077       16.766            9            15.194       16.946         1,466
---------       ------       ------          ---            ------       ------         -----

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Global Tactical Allocation RPM(4)
2005  .         10.249         10.920              4           10.000       10.939            343
2006  .         10.920         12.562              1*          10.939       12.622            770
2007  .         12.562         13.766              2           12.622       13.872          1,066
2008  .         13.766          8.090              2           13.872        8.177          1,181
2009  .          8.090         10.445              5            8.177       10.589          1,199
2010  .         10.445         11.210              5           10.589       11.399          1,111
2011  .         11.210         11.090              3           11.399       11.311            956
2012  .         11.090         12.167              1*          11.311       12.446            831
---------       ------         ------              -           ------       ------          -----
LVIP SSgA International Index
2009  .         11.763         12.438              1*           9.989       12.461             60
2010  .         12.438         13.142              2           12.461       13.207            105
2011  .         13.142         11.366              1*          13.207       11.456             94
2012  .         11.366         13.253              1*          11.456       13.398            129
---------       ------         ------              -           ------       ------          -----
LVIP SSgA S&P 500 Index
2007  .          9.683          9.649              1*          10.000        9.667            255
2008  .          9.649          5.982              5            9.667        6.011            828
2009  .          5.982          7.446             11            6.011        7.504          1,174
2010  .          7.446          8.432             13            7.504        8.524          1,206
2011  .          8.432          8.477              2            8.524        8.595          1,185
2012  .          8.477          9.677              2            8.595        9.841          1,170
---------       ------         ------             --           ------       ------          -----
LVIP SSgA Small-Cap Index
2007  .          9.939          9.178              4           10.000        9.195            293
2008  .          9.178          5.982              3            9.195        6.011            395
2009  .          5.982          7.441              4            6.011        7.499            505
2010  .          7.441          9.268              8            7.499        9.369            719
2011  .          9.268          8.730              6            9.369        8.852            595
2012  .          8.730          9.987              3            8.852       10.157            608
---------       ------         ------             --           ------       ------          -----
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .          0.955          1.250          1,226            0.971        1.275        174,149
2004  .          1.250          1.403          1,006            1.275        1.435        152,949
2005  .          1.403          1.521            769            1.435        1.560        133,528
2006  .          1.521          1.640            550            1.560        1.688        115,691
2007  .          1.640          1.839            434            1.688        1.898        102,033
2008  .          1.839          1.039            338            1.898        1.075         91,652
2009  .          1.039          1.500            383            1.075        1.558         90,051
2010  .          1.500          1.901            282            1.558        1.980         83,044
2011  .          1.901          1.804            246            1.980        1.884         74,640
2012  .          1.804          2.071            209            1.884        2.169         66,065
---------       ------         ------          -----           ------       ------        -------
LVIP UBS Large Cap Growth RPM
2003  .          1.611          2.107          4,192            1.638        2.148        343,799
2004  .          2.107          2.189          3,268            2.148        2.239        272,616
2005  .          2.189          2.252          2,410            2.239        2.310        217,603
2006  .          2.252          2.437          1,793            2.310        2.508        178,507
2007  .          2.437          2.897          1,417            2.508        2.990        153,437
2008  .          2.897          1.692          1,185            2.990        1.752        134,987
2009  .          1.692          2.314            928            1.752        2.402        121,757
2010  .          2.314          2.543            751            2.402        2.648        109,239
2011  .          2.543          2.368            657            2.648        2.473         96,709
2012  .          2.368          2.720            587            2.473        2.849         85,587
---------       ------         ------          -----           ------       ------        -------
LVIP Vanguard Domestic Equity ETF
2011  .          9.299          9.367              1*           9.982        9.385             54
2012  .          9.367         10.622              1*           9.385       10.674            195
---------       ------         ------          -----           ------       ------        -------
LVIP Vanguard International Equity ETF
2011  .          N/A            N/A             N/A            10.022        8.374             55
2012  .          8.965          9.821              1*           8.374        9.869            169
---------       ------         ------          -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Utilities
2003  .          0.599        0.803           545            0.601        0.809         29,962
2004  .          0.803        1.032           948            0.809        1.043         58,964
2005  .          1.032        1.190         1,254            1.043        1.207        111,004
2006  .          1.190        1.542         1,113            1.207        1.568        117,411
2007  .          1.542        1.946         1,265            1.568        1.985        159,091
2008  .          1.946        1.198         1,069            1.985        1.225        129,627
2009  .          1.198        1.575           778            1.225        1.616        111,551
2010  .          1.575        1.769           554            1.616        1.821         93,000
2011  .          1.769        1.865           517            1.821        1.925         84,484
2012  .          1.865        2.089           458            1.925        2.162         72,640
---------        -----        -----         -----            -----        -----        -------
NB AMT Mid Cap Growth
2003  .          0.693        0.876         1,162            0.700        0.888        115,287
2004  .          0.876        1.006         1,005            0.888        1.022        108,317
2005  .          1.006        1.129           837            1.022        1.151        100,912
2006  .          1.129        1.278           714            1.151        1.307         96,772
2007  .          1.278        1.546           770            1.307        1.585        115,377
2008  .          1.546        0.864           555            1.585        0.889         97,576
2009  .          0.864        1.123           390            0.889        1.158         85,655
2010  .          1.123        1.431           328            1.158        1.480         78,477
2011  .          1.431        1.419           311            1.480        1.472         68,120
2012  .          1.419        1.574           295            1.472        1.638         58,166
---------        -----        -----         -----            -----        -----        -------
PIMCO VIT Total Return
2011  .         10.010       10.008             6           10.000       10.027            504
2012  .         10.008       10.826            11           10.027       10.879          1,312
---------       ------       ------         -----           ------       ------        -------




* The numbers of accumulation units less than 500 were rounded up to one.

** Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron
   Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(3) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(4) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National
Variable Annuity Account C (VAA)  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2013. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3
Determination of Accumulation and Annuity Unit
Value                                           B-4


Item                                             Page
Capital Markets                                 B-4
Advertising & Ratings                           B-4
About the S&P 500 Index                         B-4
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6


This SAI is not a prospectus.

The date of this SAI is May 1, 2013.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account C as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $52,413,537, $51,505,596 and $53,734,805 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender chargemay be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables (modified) for the single premium, periodic premium and flexible premium Multi-Fund (Reg. TM) 2 and 3 annuity contracts and the 1983 Table "a" Individual Annuity Mortality Tables for flexible premium annuity contract Multi-Fund (Reg. TM) 4, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.


The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.




Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index


Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any period between 12 and 36 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $5,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.


Cross-Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Lincoln National Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts. Also as discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)



                                                                                                     AS OF DECEMBER 31,
                                                                                                  --------------------------
                                                                                                    2012           2011
                                                                                                  -----------   ------------

ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $71,221; 2011 - $67,366)                  $  80,254     $   73,607
      Variable interest entities' fixed maturity securities (amortized cost: 2012 - $677;
        2011 - $673)                                                                                    708            700
      Equity securities (cost: 2012 - $137; 2011 - $135)                                                157            139
    Trading securities                                                                                2,437          2,538
    Mortgage loans on real estate                                                                     6,792          6,589
    Real estate                                                                                          39            112
    Policy loans                                                                                      2,740          2,855
    Derivative investments                                                                            2,263          2,846
    Other investments                                                                                 1,089          1,059
                                                                                                    ---------     ----------
        Total investments                                                                            96,479         90,445
Cash and invested cash                                                                                3,278          3,844
Deferred acquisition costs and value of business acquired                                             6,732          6,942
Premiums and fees receivable                                                                            382            409
Accrued investment income                                                                               986            949
Reinsurance recoverables                                                                              8,284          9,033
Funds withheld reinsurance assets                                                                       842            874
Goodwill                                                                                              2,273          2,273
Other assets                                                                                          3,751          3,107
Separate account assets                                                                              95,373         83,477
                                                                                                  -----------   ------------
        Total assets                                                                              $ 218,380     $  201,353
                                                                                                  ===========   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $  18,415     $   18,399
Other contract holder funds                                                                          71,615         68,823
Short-term debt                                                                                          32             10
Long-term debt                                                                                        1,925          2,429
Reinsurance related embedded derivatives                                                                184             12
Funds withheld reinsurance liabilities                                                                5,192          4,708
Deferred gain on business sold through reinsurance                                                      124            425
Payables for collateral on investments                                                                4,121          3,747
Variable interest entities' liabilities                                                                  92            193
Other liabilities                                                                                     4,738          4,173
Separate account liabilities                                                                         95,373         83,477
                                                                                                  -----------   ------------
          Total liabilities                                                                         201,811        186,396
                                                                                                  -----------   ------------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)

STOCKHOLDER'S EQUITY
Common stock - 10,000,000 shares authorized, issued and outstanding                                  10,620         10,605
Retained earnings                                                                                     2,089          1,532
Accumulated other comprehensive income (loss)                                                         3,860          2,820
                                                                                                  -----------   ------------
          Total stockholder's equity                                                                 16,569         14,957
                                                                                                  -----------   ------------
           Total liabilities and stockholder's equity                                             $ 218,380     $  201,353
                                                                                                  ===========   ============

         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $  2,290      $  2,017       $  1,929
Insurance fees                                                                            3,537         3,228          3,070
Investment advisory fees                                                                     86             -              -
Net investment income                                                                     4,551         4,490          4,362
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                             (242)         (160)          (237)
    Portion of loss recognized in other comprehensive income                                103            42             82
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings      (139)         (118)          (155)
      Realized gain (loss), excluding other-than-temporary impairment losses on
        securities                                                                           16          (132)           (83)
                                                                                       ----------    ----------     ----------
         Total realized gain (loss)                                                        (123)         (250)          (238)
                                                                                       ----------    ----------     ----------
Amortization of deferred gain on business sold through reinsurance                           77           110             55
Other revenues and fees                                                                     396           376            360
                                                                                       ----------    ----------     ----------

    Total revenues                                                                       10,814         9,971          9,538
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                         2,424         2,444          2,438
Benefits                                                                                  2,936         2,204          2,567
Commissions and other expenses                                                            3,838         3,938          3,134
Interest and debt expense                                                                   110           108             99
Impairment of intangibles                                                                     -           744              -
                                                                                       ----------    ----------     ----------
      Total expenses                                                                      9,308         9,438          8,238
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                          1,506           533          1,300
      Federal income tax expense (benefit)                                                  344           270            305
                                                                                       ----------    ----------     ----------
         Net income (loss)                                                                1,162           263            995
         Other comprehensive income (loss), net of tax:
          Unrealized gain (loss) on available-for-sale securities                         1,071         1,686          1,083
          Unrealized other-than-temporary impairment on available-for-sale securities        (2)           23            (18)
          Unrealized gain (loss) on derivative instruments                                  (31)          146             (1)
          Funded status of employee benefit plans                                             2             0              3
                                                                                       ----------    ----------     ----------
            Total other comprehensive income (loss), net of tax                           1,040         1,855          1,067
                                                                                       ----------    ----------     ----------
              Comprehensive income (loss)                                              $  2,202      $  2,118       $  2,062
                                                                                       ==========    ==========     ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(IN MILLIONS)






                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $  10,605     $  10,585      $  10,588
Stock compensation/issued for benefit plans                                                   15            10             (3)
Capital contribution from Lincoln National Corporation                                         -            10              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                             10,620        10,605         10,585
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                            1,532         2,069          2,915
Cumulative effect from adoption of new accounting standards                                    -             -         (1,157)
    Net income (loss)                                                                      1,162           263            995
Dividends declared                                                                          (605)         (800)          (684)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              2,089         1,532          2,069
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                            2,820           965           (102)
Cumulative effect from adoption of new accounting standards                                    -             -            181
Other comprehensive income (loss), net of tax                                              1,040         1,855            886
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              3,860         2,820            965
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $  16,569     $  14,957      $  13,619
                                                                                       ===========   ===========    ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN MILLIONS)





                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                     $   1,162      $     263       $   995
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
     amortization                                                                          (283)          (151)         (170)
  Trading securities purchases, sales and maturities, net                                   202             86            39
  Change in premiums and fees receivable                                                     27            (75)          (32)
  Change in accrued investment income                                                       (37)           (45)          (44)
  Change in future contract benefits and other contract holder funds                     (1,277)         1,241          (202)
  Change in reinsurance related assets and liabilities                                    1,438            405           888
  Change in federal income tax accruals                                                     208            111           650
  Realized (gain) loss                                                                      123            250           238
  (Income) loss attributable to equity method investments                                  (125)           (90)          (93)
  Amortization of deferred gain on business sold through reinsurance                        (77)          (110)          (55)
  Impairment of intangibles                                                                   -            744             -
  Change in accounts receivable                                                            (359)            60           115
  Other                                                                                      53            (72)           42
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) operating activities                                 1,055          2,617         2,371
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of available-for-sale securities                                              (11,021)       (10,359)      (12,816)
Sales of available-for-sale securities                                                    1,098          1,331         2,642
Maturities of available-for-sale securities                                               5,757          5,055         4,429
Purchases of other investments                                                           (2,112)        (4,434)       (2,775)
Sales or maturities of other investments                                                  2,009          2,784         3,099
Increase (decrease) in payables for collateral on investments                               374          2,035          (212)
Proceeds from reinsurance recapture                                                          35            204            25
Other                                                                                      (130)          (114)          (74)
                                                                                        ---------      ---------     ---------
      Net cash provided by (used in) investing activities                                (3,990)        (3,498)       (5,682)
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                             -              -           504
Increase (decrease) in short-term debt                                                       18              -           (11)
Deposits of fixed account values, including the fixed portion of variable                10,667         10,925        11,051
Withdrawals of fixed account values, including the fixed portion of variable             (5,618)        (4,976)       (5,225)
Transfers to and from separate accounts, net                                             (2,091)        (2,324)       (2,958)
Common stock issued for benefit plans and excess tax benefits                                (2)            (4)          (15)
Dividends paid to stockholders                                                             (605)          (800)         (684)
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) financing activities                                 2,369          2,821         2,662
                                                                                        ---------    -----------     ---------

Net increase (decrease) in cash and invested cash, including discontinued operations       (566)         1,940          (649)
Cash and invested cash, including discontinued operations, as of beginning-of-year        3,844          1,904         2,553
                                                                                        ---------    -----------     ---------

      Cash and invested cash, including discontinued operations, as of end-of-year      $ 3,278      $   3,844       $ 1,904
                                                                                        =========    ===========     =========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional details.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

In addition, we adopted the provisions of Accounting Standards Update ("ASU") No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26") as discussed in Note 2 as of January 1, 2012, and elected to retrospectively restate all prior periods.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Comprehensive Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;
o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and

o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations); o Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).


Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions
and other expenses on our Consolidated Statements of Comprehensive Income
(Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte-Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 38 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $71 million, $79 million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.

Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2010 through 2012 ranged from 1.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.


INCOME TAXES

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Subsidiaries operating outside of the U.S. are taxed, and income tax expense is recorded based on applicable foreign statutes. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which replaced the consolidation guidance for VIEs with new consolidation guidance whereby entities perform a qualitative assessment of the VIE to identify the variable interest that is the primary beneficiary and ultimately required to consolidate the VIE. In February 2010, the FASB deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in credit-linked notes ("CLNs"), and, as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the FASB's February 2010 deferral, and, as such, they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 21.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods.

The following table summarizes the effect of the restatement (in millions) on our previously reported Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income:


                                                                AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $  (1,394)
Total assets                                                    (1,394)
Other liabilities                                                 (479)
Total liabilities                                                 (489)
Retained earnings                                               (1,137)
Accumulated other comprehensive income (loss)                      231
Total stockholders' equity                                        (904)


                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------
Realized gain (loss)                          $       8      $      10
Total revenues                                        9             13
Commissions and other expenses                      117            134
Total expenses                                      117            134
Income (loss) from continuing operations
    before taxes                                   (108)          (122)
Federal income tax expense (benefit)                (39)           (43)
Income (loss) from continuing operations            (70)           (78)
Net income (loss)                                   (70)           (78)

INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our consolidated financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our consolidated financial statements.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, CAPITAL CONTRIBUTIONS AND REINSURANCE NOVATED

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (32)
Deferred acquisition costs and value of business acquired                             (148)
Reinsurance recoverables                                                               547
                                                                                  ----------
    Total assets                                                                  $    367
                                                                                  ==========

LIABILITIES
Other contract holder funds                                                       $    (44)
Deferred gain on indemnity reinsurance                                                (233)
Funds withheld reinsurance liabilities                                                 676
Other liabilities                                                                      (32)
                                                                                  ----------
    Total liabilities                                                             $    367
                                                                                  ==========

REINSURANCE RECAPTURED FROM LNBAR

During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2012:


ASSETS
Cash and invested cash                                                            $    119
Other assets                                                                           (34)
                                                                                  ----------
      Total assets                                                                $     85
                                                                                  ==========
LIABILITIES
Reinsurance related embedded derivatives                                          $     39
Other liabilities                                                                       45
                                                                                  ----------
      Total liabilies                                                             $     84
                                                                                  ==========

REVENUES AND EXPENSES
Benefits                                                                          $    290
Commissions and other expenses                                                        (289)
                                                                                  ----------
      Net income (loss)                                                           $      1
                                                                                  ==========


During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2011:


ASSETS
Cash                                                                              $    204
Deferred acquisition costs                                                             243
                                                                                  ----------
      Total assets                                                                $    447
                                                                                  ==========

LIABILITIES
Future contract benefits                                                          $    613
Other contract holder funds                                                             18
Funds withheld reinsurance liabilities                                                (300)
Deferred gain (loss) on business sold through reinsurance                              106
Other liabilities                                                                        4
                                                                                  ----------
      Total liabilities                                                           $    441
                                                                                  ==========

REVENUES AND EXPENSES
Amortization of deferred gain (loss) on business sold through reinsurance:

Write-off of unamortized deferred gain (loss)                                     $     34
Benefits                                                                               (24)
Federal income tax expense                                                              (4)
                                                                                  ----------
      Net income                                                                  $      6
                                                                                  ==========

REINSURANCE NOVATED FROM LRCVII TO LNBAR

During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (52)
                                                                                  ----------
    Total assets                                                                  $    (52)
                                                                                  ==========

LIABILITIES
Reinsurance related embedded derivatives                                               (18)
Deferred gain on indemnity reinsurance                                                   8
Long-term debt                                                                        (500)
Funds withheld reinsurance liabilities                                                 500
Other liabilities                                                                      (16)
                                                                                  ----------
    Total liabilities                                                             $    (26)
                                                                                  ==========

REVENUES AND EXPENSES
Net investment income                                                             $    (13)
Benefits                                                                                13
                                                                                  ----------
    Net Income                                                                    $    (26)
                                                                                  ==========

CAPITAL CONTRIBUTIONS

On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):


                                                                                      FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                                   --------------------------
                                                                                     2011         2011
                                                                                   ----------   ----------
                                                                                     LIAC         OTHER
                                                                                   ----------   ----------
Cash and invested cash                                                             $      1     $      -
Other assets                                                                              9            -
Other liabilities                                                                        (5)           5
                                                                                   ----------     --------
    Total(1)                                                                       $      5     $      5
                                                                                   ==========   ==========


(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss) since adopting new accounting guidance in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2012:


                                                        AMOUNT AND DATE OF ISSUANCE
                                                        ---------------------------
                                                             $400          $200
                                                           DECEMBER       APRIL
                                                             2006          2007
                                                        -------------   -----------
Original attachment point (subordination)                     5.50 %        2.05 %
Current attachment point (subordination)                      4.17 %        1.48 %
Maturity                                                  12/20/2016     3/20/2017
Current rating of tranche                                        BB-           Ba2
Current rating of underlying collateral pool                  Aa1-B3      Aaa-Caa2
Number of defaults in underlying collateral pool                  2             2
Number of entities                                              123            99
Number of countries                                              20            21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2012:

                             AAA          AA            A           BBB          BB            B           CCC         TOTAL
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

INDUSTRY
Financial intermediaries      - %        2.1 %        7.0 %        1.4 %          - %          - %          - %       10.5 %
Telecommunications            - %          - %        5.5 %        4.5 %          - %        0.5 %          - %       10.5 %
Oil and gas                 0.3 %        2.1 %        1.0 %        4.6 %          - %          - %          - %        8.0 %
Utilities                     - %          - %        2.6 %        2.0 %          - %          - %          - %        4.6 %
Chemicals and plastics        - %          - %        2.3 %        1.2 %        0.4 %          - %          - %        3.9 %
Drugs                       0.3 %        2.2 %        1.2 %          - %          - %          - %          - %        3.7 %
Retailers (except food
    and drug)                 - %          - %        2.1 %        0.9 %        0.5 %          - %          - %        3.5 %
Industrial equipment          - %          - %        3.0 %        0.3 %          - %          - %          - %        3.3 %
Sovereign                     - %        0.7 %        1.2 %        1.3 %          - %          - %          - %        3.2 %
Conglomerates                 - %        2.3 %        0.9 %          - %          - %          - %          - %        3.2 %
Forest products               - %          - %          - %        1.6 %        1.4 %          - %          - %        3.0 %
Other                         - %        4.5 %       15.4 %       17.4 %        4.1 %        0.9 %        0.3 %       42.6 %
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total                 0.6 %       13.9 %       42.2 %       35.2 %        6.4 %        1.4 %        0.3 %      100.0 %
                          =========    =========    =========    =========    =========    =========    =========    =========

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.


Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                           ----------------------------------------    ----------------------------------------
                                             NUMBER                                      NUMBER
                                               OF          NOTIONAL      CARRYING          OF         NOTIONAL       CARRYING
                                           INSTRUMENTS     AMOUNTS         VALUE       INSTRUMENTS    AMOUNTS         VALUE
                                           -----------    -----------    ----------    -----------    ----------    -----------
ASSETS
Fixed maturity securities:
    Asset-backed credit card loan                 N/A     $       -      $    598             N/A     $      -      $     592
    U.S. government bonds                         N/A             -           110             N/A            -            108
Excess mortality swap                              1            100             -              1           100              -
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total assets(1)                            1      $     100      $    708              1      $    100      $     700
                                           ===========    ===========    ==========    ===========    ==========    ===========

LIABILITIES
Non-qualifying hedges:
    Credit default swaps                           2      $     600      $    129              2      $    600      $     295
    Contingent forwards                            2              -            (1)             2             -             (4)
                                           -----------    -----------    ----------    -----------    ----------    -----------
      Total non-qualifying hedges                  4            600           128              4           600            291
                                           -----------    -----------    ----------    -----------    ----------    -----------
Federal income tax                                N/A             -           (36)            N/A            -            (98)
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total liabilities(2)                       4      $     600      $     92              4      $    600      $     193
                                           ===========    ===========    ==========    ===========    ==========    ===========



(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in VIEs' liabilities on our Consolidated Balance Sheets.


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2012.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                             2012           2011
                                           -----------    ----------

NON-QUALIFYING HEDGES
Credit default swaps                       $     166      $    (80)
Contingent forwards                               (3)           (2)
                                           -----------    ----------
    Total non-qualifying hedges(1)         $     163      $    (82)
                                           ===========    ==========



(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principal.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:


                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  59,127     $   7,977      $    216      $     104      $ 66,784
U.S. government bonds                                           339            54             -              -           393
Foreign government bonds                                        549            91             -              -           640
RMBS                                                          5,494           449             3             57         5,883
CMBS                                                            925            63            14             19           955
CDOs                                                            189             2             3              8           180
State and municipal bonds                                     3,455           795             7              -         4,243
Hybrid and redeemable preferred securities                    1,143           103            70              -         1,176
VIEs' fixed maturity securities                                 677            31             -              -           708
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            71,898         9,565           313            188        80,962
Equity securities                                               137            22             2              -           157
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  72,035     $   9,587      $    315      $     188      $ 81,119
                                                          ===========   ===========    ==========    ===========    ==========



                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  52,665     $   5,989      $    507      $      60      $ 58,087
U.S. government bonds                                           395            50             -              -           445
Foreign government bonds                                        654            64             -              -           718
RMBS                                                          7,331           522            70            119         7,664
CMBS                                                          1,563            68            93              9         1,529
CDOs                                                            120             -            19              -           101
State and municipal bonds                                     3,399           553             9              -         3,943
Hybrid and redeemable preferred securities                    1,239            47           166              -         1,120
VIEs' fixed maturity securities                                 673            27             -              -           700
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            68,039         7,320           864            188        74,307
Equity securities                                               135            16            12              -           139
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  68,174     $   7,336      $    876      $     188      $ 74,446
                                                          ===========   ===========    ==========    ===========    ==========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------  ------------
Due in one year or less                                   $   2,872    $    2,922
Due after one year through five years                        12,334        13,470
Due after five years through ten years                       23,662        26,520
Due after ten years                                          26,422        31,032
                                                          -----------  ------------
    Subtotal                                                 65,290        73,944
                                                          -----------  ------------
MBS                                                           6,419         6,838
CDOs                                                            189           180
                                                          -----------  ------------
      Total fixed maturity AFS securities                 $  71,898    $   80,962
                                                          ===========  ============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                           LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,814      $    142      $     918      $    178      $   3,732      $    320
RMBS                                             253            36            196            24            449            60
CMBS                                              63            16            104            17            167            33
CDOs                                              10             8             53             3             63            11
State and municipal bonds                         64             1             24             6             88             7
Hybrid and redeemable
  preferred securities                            71             3            281            67            352            70
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,275           206          1,576           295          4,851           501
Equity securities                                  7             2              -             -              7             2
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,282      $    208      $   1,576      $    295      $   4,858      $    503
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            617
                                                                                                                    ==========


                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,764      $    152      $   1,420      $    415      $   4,184      $    567
RMBS                                             525           118            408            71            933           189
CMBS                                             173            15            136            87            309           102
CDOs                                               9             1             80            18             89            19
State and municipal bonds                         31             -             30             9             61             9
Hybrid and redeemable
  preferred securities                           315            23            340           143            655           166
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,817           309          2,414           743          6,231         1,052
Equity securities                                 38            12              -             -             38            12
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,855      $    321      $   2,414      $    743      $   6,269      $  1,064
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            891
                                                                                                                    ==========


For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:


                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     34      $       9     $       1             14
Nine months or greater, but less than twelve months                            15             10             -              3
Twelve months or greater                                                      385            175           125            131
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    434      $     194     $     126            148
                                                                         ==========    ===========   ===========    =============


                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $    378      $     123     $      29             56
Six months or greater, but less than nine months                               51             28            12             18
Nine months or greater, but less than twelve months                             2              -             1              7
Twelve months or greater                                                      596            454           102            175
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $  1,027      $     605     $     144            256
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $561 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:


                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $      380      $    309      $     260
    Increases attributable to:
      Credit losses on securities for which an OTTI was not
        previously recognized                                                                  98            54             13
      Credit losses on securities for which an OTTI was
        previously recognized                                                                  59            68             61
    Decreases attributable to:
      Securities sold                                                                        (135)          (51)           (25)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $      402      $    380      $     309
                                                                                       ============    ==========    ===========

During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.


We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                                                      $   1,817      $  1,780
U.S. government bonds                                                                                      310           376
Foreign government bonds                                                                                    32            39
RMBS                                                                                                       188           237
CMBS                                                                                                        17            31
CDOs                                                                                                         4             4
State and municipal bonds                                                                                   25            24
Hybrid and redeemable preferred securities                                                                  42            45
                                                                                                     -----------    ----------
  Total fixed maturity securities                                                                        2,435         2,536
Equity securities                                                                                            2             2
                                                                                                     -----------    ----------
     Total trading securities                                                                        $   2,437      $  2,538
                                                                                                     ===========    ==========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2012, 2011 and 2010, was $53 million, $115 million and $86 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 31% and 32% of mortgage loans on real estate as of December 31, 2012 and 2011, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $   6,791      $  6,579
Valuation allowance associated with impaired mortgage loans on real estate                                 (6)           (3)
Unamortized premium (discount)                                                                              7            13
                                                                                                    -----------    ----------
    Total carrying value                                                                            $   6,792      $  6,589
                                                                                                    ===========    ==========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     --------------------------
                                                                                                       2012           2011
                                                                                                     -----------    -----------

Number of impaired mortgage loans on real estate                                                             4              3
                                                                                                     ===========    ===========

Principal balance of impaired mortgage loans on real estate                                          $      38      $      11
Valuation allowance associated with impaired mortgage loans on real estate                                  (6)            (3)
                                                                                                     -----------    -----------
    Carrying value of impaired mortgage loans on real estate                                         $      32      $       8
                                                                                                     ===========    ===========



The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Average carrying value for impaired mortgage loans on real estate                      $      17     $      15      $      29
Interest income recognized on impaired mortgage loans on real estate                           1             1              3
Interest income collected on impaired mortgage loans on real estate                            1             1              3



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):



                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
                                             AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------
LOAN-TO-VALUE
Less than 65%                               $  5,526        81.3 %         1.68        $   5,173        78.6 %        1.61
65% to 74%                                       869        12.8 %         1.39            1,130        17.2 %        1.38
75% to 100%                                      350         5.2 %         0.82              256         3.9 %        0.95
Greater than 100%                                 46         0.7 %         0.79               20         0.3 %        0.73
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $  6,791       100.0 %                     $   6,579       100.0 %
                                            ==========    ===========                  ===========   ============

ALTERNATIVE INVESTMENTS

As of December 31, 2012 and 2011, alternative investments included investments in 98 and 96 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $   3,813     $   3,724      $   3,577
Equity AFS securities                                                                          6             5              5
Trading securities                                                                           138           145            148
Mortgage loans on real estate                                                                381           392            407
Real estate                                                                                   11            18             16
Standby real estate equity commitments                                                         -             1              1
Policy loans                                                                                 163           161            167
Invested cash                                                                                  4             3              5
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                              39            75             61
Alternative investments                                                                      125            90             93
Consent fees                                                                                   3             3              8
Other investments                                                                             (5)            -              7
                                                                                       -----------   -----------    -----------
      Investment income                                                                    4,678         4,617          4,495
Investment expense                                                                          (127)         (127)          (133)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $   4,551     $   4,490      $   4,362
                                                                                       ===========   ===========    ===========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $      14     $      84      $     100
    Gross losses                                                                            (187)         (218)          (241)
Equity AFS securities:
    Gross gains                                                                                1            10              9
    Gross losses                                                                              (9)            -             (4)
Gain (loss) on other investments                                                              15            27             (4)
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 2            (9)             8
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $    (164)    $    (106)     $    (132)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
    Corporate bonds                                                                    $    (62)     $     (13)     $    (88)
    RMBS                                                                                    (50)           (76)          (61)
    CMBS                                                                                    (47)           (56)          (41)
    CDOs                                                                                     (2)            (1)           (1)
    Hybrid and redeemable preferred securities                                                -             (2)           (5)
                                                                                         --------      ---------      --------
      Total fixed maturity securities                                                      (161)          (148)         (196)
Equity securities                                                                            (8)             -            (3)
                                                                                         --------      ---------      --------
        Gross OTTI recognized in net income (loss)                                         (169)          (148)         (199)
        Associated amortization of DAC, VOBA, DSI and DFEL                                   30             30            44
                                                                                       ----------    -----------    ----------
          Net OTTI recognized in net income (loss), pre-tax                            $   (139)     $    (118)     $   (155)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $    118      $      54      $     93
Change in DAC, VOBA, DSI and DFEL                                                           (15)           (12)          (11)
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $    103      $      42      $     82
                                                                                       ==========    ===========    ==========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation. With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:


                                                                         AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                         -------------------------   --------------------------
                                                                         CARRYING         FAIR        CARRYING         FAIR
                                                                           VALUE         VALUE         VALUE          VALUE
                                                                         ----------    -----------   -----------    -----------
Collateral payable held for derivative investments(1)                    $  2,507      $   2,507     $   2,994      $   2,994
Securities pledged under securities lending agreements(2)                     197            189           200            193
Securities pledged under reverse repurchase agreements(3)                     280            294           280            294
Securities pledged for Term Asset-Backed Securities
    Loan Facility ("TALF")(4)                                                  37             52           173            199
Investments pledged for Federal Home Loan Bank of
    Indianapolis ("FHLBI")(5)                                               1,100          1,936           100            142
                                                                         ----------    -----------   -----------    -----------
      Total payables for collateral on investments                       $  4,121      $   4,978     $   3,747      $   3,822
                                                                         ==========    ===========   ===========    ===========


(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Collateral payable held for derivative investments                                     $    (487)    $   2,141      $     219
Securities pledged under securities lending agreements                                        (3)            1           (302)
Securities pledged under reverse repurchase agreements                                         -             -            (64)
Securities pledged for TALF                                                                 (136)         (107)           (65)
Investments pledged for FHLBI                                                              1,000             -              -
                                                                                       -----------   -----------    -----------
    Total increase (decrease) in payables for collateral on investments                $     374     $   2,035      $    (212)
                                                                                       ===========   ===========    ===========


INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $536 million, which included $226 million of LPs, $146 million of private placement securities and $164 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $3.6 billion and $4.7 billion, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.2 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.4 billion, or 9% of our invested assets portfolio and our investment securities in the banking industry with a fair value of $5.3 billion, or 5% of our invested assets portfolio. As of December 31, 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion, or 8% of our invested assets portfolio and our investment securities in the collateralized mortgage and other obligations industry with a fair value of $5.3 billion, or 6% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.

For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

TREASURY AND REVERSE TREASURY LOCKS

We use treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to our issuance of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. In addition, we use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.


PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS - BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS - SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:




                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)             $   2,001    $      353      $     224     $   2,212      $    385      $     241
    Foreign currency contracts(1)                420            39             26           340            52             14
                                           -----------   -----------    -----------   -----------    ----------    -----------
      Total cash flow hedges                   2,421           392            250         2,552           437            255
                                           -----------   -----------    -----------   -----------    ----------    -----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                    35,539         1,030            474        30,232         1,042            475
Foreign currency contracts(1)                     48             -              -             4             -              -
Equity market contracts(1)                    19,744         1,734            170        16,300         2,152             55
Equity collar(1)                                   9             1              -             -             -              -
Credit contracts(1)                                -             -              -            48             -              -
Credit contracts(2)                              149             -             11           148             -             16
Embedded derivatives:
    Indexed annuity contracts(3)                   -             -            732             -             -            399
    Guaranteed living benefits ("GLB")
      reserves(3)                                  -             -            909             -             -          2,217
    Reinsurance related(4)                         -             -            184             -                           12
                                           -----------   -----------    -----------   -----------    ----------    -----------
        Total derivative instruments       $  57,910      $  3,157      $   2,730     $  49,284      $  3,631      $   3,429
                                           ===========   ===========    ===========   ===========    ==========    ===========

(1) Reported in derivative investments on our Consolidated Balance Sheets.
(2) Reported in other liabilities on our Consolidated Balance Sheets.
(3) Reported in future contract benefits on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:


                                                                 REMAINING LIFE AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                           LESS THAN        1 - 5         6 - 10        11 - 30       OVER 30
                                             1 YEAR         YEARS         YEARS          YEARS         YEARS          TOTAL
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest rate contracts(1)                 $   2,834      $ 19,828      $   5,901      $  8,977      $       -      $ 37,540
Foreign currency contracts(2)                     48           205            200            15              -           468
Equity market contracts                       10,667         3,895          5,165            23              3        19,753
Credit contracts                                   -           149              -             -              -           149
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total derivative instruments
      with notional amounts                $  13,549      $ 24,077      $  11,266      $  9,015      $       3      $ 57,910
                                           ===========    ==========    ===========    ==========    ===========    ==========

(1) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                        $    132      $     (14)     $    (13)
Cumulative effect from adoption of new accounting standards                                   -              -             3
Other comprehensive income (loss):
    Unrealized holding gains (losses) arising during the year:
      Cash flow hedges:
        Interest rate contracts                                                             (41)           201           (18)
        Foreign currency contracts                                                          (22)             3            14
      AFS securities embedded derivatives                                                     -              -             2
    Change in foreign currency exchange rate adjustment                                     (12)             7             4
    Change in DAC, VOBA, DSI and DFEL                                                        14              1            (1)
    Income tax benefit (expense)                                                             20            (74)           (1)
    Less:
     Reclassification adjustment for gains (losses) included in net income (loss):
        Cash flow hedges:
          Interest rate contracts(1)                                                        (21)           (15)            4
          Foreign currency contracts(1)                                                       3              2             2
     Associated amortization of DAC, VOBA, DSI and DFEL                                       3              1             -
     Income tax benefit (expense)                                                             5              4            (2)
                                                                                       ----------    -----------    ----------
           Balance as of end-of-year                                                   $    101      $     132      $    (14)
                                                                                       ==========    ===========    ==========


(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).


The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)                            $    (22)     $     (15)     $      3
    Foreign currency contracts(1)                                3              2             2
                                                          ----------    -----------    ----------
      Total cash flow hedges                                   (19)           (13)            5
                                                          ----------    -----------    ----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                                     (26)           (44)            5
Interest rate contracts(2)                                      52          1,144           175
Foreign currency contracts(1)                                    -              -            43
Foreign currency contracts(2)                                   (8)           (12)          (13)
Equity market contracts(2)                                  (1,014)           315          (386)
Equity market contracts(3)                                    (362)            26          (118)
Credit contracts(1)                                              -              -             1
Credit contracts(2)                                              2             (7)            7
Embedded derivatives:
    Indexed annuity contracts(2)                              (136)             5           (81)
    GLB reserves(2)                                          1,308         (1,809)          268
    Reinsurance related(2)                                     (50)           (47)          (71)
    AFS securities(1)                                            -              -            (4)
                                                          ----------    -----------    ----------
        Total derivative instruments                      $  (253)      $    (442)     $   (169)
                                                          ==========    ===========    ==========


(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Gain (loss) recognized as a component of OCI with
    the offset to net investment income                   $     (18)    $     (13)     $      6


As of December 31, 2012, $21 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2012 and 2011, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:


                                            AS OF DECEMBER 31, 2012
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)      PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2016(3)               (4)            (5)          BBB-               3          $  (4)       $    68

     03/20/2017(3)               (4)            (5)          BBB-               4             (7)            81
                                                                           -----------    -----------   ---------
                                                                                7          $ (11)       $   149
                                                                           ===========    ===========   =========




                                            AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)       PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2012(6)               (4)            (5)          BBB+               4         $    -        $   40

     12/20/2016(3)               (4)            (5)          BBB+               3            (12)           68

     03/20/2017(3)               (4)            (5)          BBB                2             (4)           40
                                                                           -----------    -----------   ---------
                                                                                9         $  (16)       $  148
                                                                           ===========    ===========   =========


(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of credit default swaps.
(3) These credit default swaps were sold to a counter-party of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(6) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Maximum potential payout                                                 $      149      $     148
Less:
    Counterparty thresholds                                                       -              -
                                                                         ----------    -----------
      Maximum collateral potentially required to post                    $      149      $     148
                                                                         ==========    ===========

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $11 million as of December 31, 2012, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2012, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2012, our exposure was $13 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:


                              AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                             --------------------------   --------------------------
                             COLLATERAL     COLLATERAL    COLLATERAL     COLLATERAL
                             POSTED BY      POSTED BY     POSTED BY      POSTED BY
           S&P                COUNTER-         LNC         COUNTER-         LNC
         CREDIT                PARTY         (HELD BY       PARTY         (HELD BY
        RATING OF             (HELD BY       COUNTER-      (HELD BY       COUNTER-
      COUNTERPARTY              LNC)          PARTY)         LNC)          PARTY)
--------------------------   -----------    -----------   -----------    -----------
           AA                $      41      $       -     $      35      $       -
           AA-                      58              -           219              -
           A+                      551              -           826              -
            A                      762            (68)        1,613            (69)
           A-                    1,113              -           373              -
           BBB                       4              -             -              -
                             -----------    -----------   -----------    -----------
                             $   2,529      $     (68)    $   3,066      $     (69)
                             ===========    ===========   ===========    ===========


7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $    (320)    $     (84)     $    (74)
Deferred                                                        664           354           379
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $     344     $     270      $    305
                                                          ===========   ===========    ==========

A reconciliation of the effective tax rate differences (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $     527     $     186      $    456
Effect of:
    Separate account dividend received deduction               (128)         (135)         (109)
    Tax credits                                                 (34)          (46)          (39)
    Goodwill                                                     (2)          260             -
    Change in uncertain tax positions                           (88)            7             3
    Other items                                                  69            (2)           (6)
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $     344     $     270      $    305
                                                          ===========   ===========    ==========
Effective tax rate                                             23 %          51 %          23 %
                                                          ===========   ===========    ==========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    173      $    (276)
Deferred                                                                   (3,391)        (2,233)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $ (3,218)     $  (2,509)
                                                                         ==========    ===========



Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $     900      $  1,034
Deferred gain on business sold through reinsurance                             27           136
Reinsurance related embedded derivative asset                                 141           123
Investments                                                                   448           222
Compensation and benefit plans                                                141           130
Net operating loss                                                              4             -
Net capital loss                                                               32            59
Tax credits                                                                   205           200
VIE                                                                            36            98
Other                                                                          44           197
                                                                        -----------    ----------
    Total deferred tax assets                                               1,978         2,199
                                                                        -----------    ----------


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                     $   1,393      $  1,412
VOBA                                                                          239           370
Net unrealized gain on AFS securities                                       3,283         2,188
Net unrealized gain on trading securities                                     150           126
Intangibles                                                                   172           173
Other                                                                         132           163
                                                                        -----------    ----------
    Total deferred tax liabilities                                          5,369         4,432
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $  (3,391)     $ (2,233)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $11 million of net operating loss carryforwards that begin to expire in 2031 and $90 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $139 million of alternative minimum tax credits that are not subject to expiration and $66 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.


As of December 31, 2012 and 2011, $59 million and $191 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:


                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $     275     $     278
    Increases for prior year tax positions                        -             2
    Decreases for prior year tax positions                     (145)          (11)
    Increases for current year tax positions                      3            12
    Decreases for current year tax positions                      -            (6)
    Decreases for settlements with taxing authorities            (2)            -
    Decreases for lapse of statute of limitations               (64)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $      67     $     275
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(78) million, $8 million and $6 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $11 million and $89 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

8.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  5,887      $   6,029      $  7,310
    Cumulative effect from adoption of new accounting standards                               -              -        (1,483)
    Business acquired (sold) through reinsurance                                           (126)           184           (14)
    Deferrals                                                                             1,294          1,368         1,353
    Amortization, net of interest:
      Unlocking                                                                             (71)          (130)           93
      Amortization, excluding unlocking, net of interest                                   (760)          (666)         (654)
    Adjustment related to realized (gains) losses                                           (49)           (39)          (51)
    Adjustment related to unrealized (gains) losses                                        (145)          (859)         (525)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  6,030      $   5,887      $  6,029
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $  1,055      $   1,378     $   2,086
    Business acquired (sold) through reinsurance                                            (20)            12             -
    Deferrals                                                                                12             20            26
    Amortization:
      Unlocking                                                                             (23)           174           (48)
      Amortization, excluding unlocking                                                    (225)          (279)         (350)
    Accretion of interest(1)                                                                 73             78            89
    Adjustment related to realized (gains) losses                                             9             (6)           (7)
    Adjustment related to unrealized (gains) losses                                        (179)          (322)         (418)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    702      $   1,055     $   1,378
                                                                                       ==========    ===========   ===========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      94
2014                                72
2015                                64
2016                                57
2017                                52

Changes in DSI (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    309      $     324      $    361
    Deferrals                                                                                39             39            66
    Amortization, net of interest:
      Unlocking                                                                              14             (2)           (3)
      Amortization, excluding unlocking, net of interest                                    (43)           (36)          (48)
    Adjustment related to realized (gains) losses                                            (5)            (3)          (11)
    Adjustment related to unrealized (gains) losses                                         (18)           (13)          (41)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    296      $     309      $    324
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  1,360      $   1,472      $  1,273
    Business acquired (sold) through reinsurance                                            (44)            18            22
    Deferrals                                                                               348            544           546
    Amortization, net of interest:
      Unlocking                                                                             (69)            31            (1)
      Amortization, excluding unlocking, net of interest                                   (206)          (160)         (190)
    Adjustment related to realized (gains) losses                                            (5)            (8)           (4)
    Adjustment related to unrealized (gains) losses                                         (42)          (537)         (174)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  1,342      $   1,360      $  1,472
                                                                                       ==========    ===========    ==========

9.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $  7,096      $   6,735      $  6,338
Reinsurance assumed                                                                          18             21            22
Reinsurance ceded                                                                        (1,287)        (1,511)       (1,361)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $  5,827      $   5,245      $  4,999
                                                                                       ==========    ===========    ==========

Direct insurance benefits                                                              $  4,714      $   4,828      $  4,321
Reinsurance recoveries netted against benefits                                           (1,778)        (2,624)       (1,754)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $  2,936      $   2,204      $  2,567
                                                                                       ==========    ===========    ==========


We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $809 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.4 billion and $3.5 billion as of December 31, 2012 and 2011, respectively. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2012, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2012, included $1.5 billion and $176 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2012, 2011 and 2010, we amortized $48 million, $49 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:



                                                   FOR THE YEAR ENDED DECEMBER 31, 2012
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186           (647)           -          1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176           (176)           -              -
                                          ------------    -----------  -----------    -----------
    Total goodwill                         $   3,696      $  (1,423)   $       -      $   2,273
                                          ============    ===========  ===========    ===========

                                                   FOR THE YEAR ENDED DECEMBER 31, 2011
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186              -         (647)         1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176            (79)         (97)             -
                                          ------------    -----------  -------------  -----------
    Total goodwill                         $   3,696      $    (679)   $    (744)     $   2,273
                                          ============    ===========  =============  ===========

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  ------------    -----------  ------------
Life Insurance:
    Sales force                                           $     100    $       27      $     100      $     23
Retirement Plan Services:
    Mutual fund contract rights(1)                                5             -              2             -
Other Operations:
    FCC licenses(1)                                             129             -            118             -
    Other                                                         4             3              4             3
                                                          -----------  ------------    -----------  ------------
      Total                                               $     238    $       30      $     224      $     26
                                                          ===========  ============    ===========  ============

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2012, was as follows:


2013                         $       4
2014                                 4
2015                                 4
2016                                 4
2017                                 4




11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------  ------------
RETURN OF NET DEPOSITS
Total account value                                       $   63,478   $    54,004
Net amount at risk(1)                                            392         1,379
Average attained age of contract holders                    60 years      59 years
MINIMUM RETURN
Total account value                                       $      149   $       155
Net amount at risk(1)                                             37            48
Average attained age of contract holders                    73 years      72 years
Guaranteed minimum return                                        5 %           5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $   23,019   $    21,648
Net amount at risk(1)                                          1,133         2,939
Average attained age of contract holders                    67 years      67 years


(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------

Balance as of beginning-of-year                           $      84     $      44      $     71
    Changes in reserves                                          64            93            57
    Benefits paid                                               (44)          (53)          (84)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $     104     $      84      $     44
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $  37,899      $ 34,286
International equity                                         14,850        13,095
Bonds                                                        21,174        17,735
Money market                                                  7,747         5,892
                                                          -----------    ----------
    Total                                                 $  81,670      $ 71,008
                                                          ===========    ==========

Percent of total variable annuity separate account
  values                                                       98 %          98 %


Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 38% of permanent life insurance in force as of December 31, 2012, and 29% of total sales for these products for the year ended December 31, 2012.

12.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
Short-Term Debt
  Short-term notes payable to LNC                                                                    $      28      $     10
  Current maturities of long-term debt                                                                       4             -
                                                                                                     -----------    ----------
    Total short-term debt                                                                            $      32      $     10
                                                                                                     ===========    ==========

Long-Term Debt, Excluding Current Portion
  2.75% note, due 2013                                                                               $       -      $      4
  LIBOR + 3 bps notes, due 2017                                                                            250           250
  LIBOR + 100 bps loan, due 2037                                                                           375           375
  LIBOR + 341 bps loan, due 2040                                                                             -           500
  Surplus notes due LNC:
    9.76% surplus note, due 2024                                                                            50            50
    6.56% surplus note, due 2028                                                                           500           500
    6.03% surplus note, due 2028                                                                           750           750
                                                                                                     -----------    ----------
      Total surplus notes                                                                                1,300         1,300
                                                                                                     -----------    ----------
        Total long-term debt                                                                         $   1,925      $  2,429
                                                                                                     ===========    ==========

Future principal payments due on long-term debt (in millions) as of December 31, 2012, were as follows:


2013                                                                                   $      4
2014                                                                                          -
2015                                                                                          -
2016                                                                                          -
2017                                                                                        250
Thereafter                                                                                1,675
                                                                                       ----------
    Total                                                                              $  1,929
                                                                                       ==========


On September 10, 2010, LNC issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the Federal Home Loan Bank of Indianapolis due June 20, 2017.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 341 bps. On July 1, 2012, we repaid all of our LIBOR + 341 bps note due 2040.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2012, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("Adversary Proceeding") captioned LEHMAN BROTHERS SPECIAL FINANCING, INC. V.

BANK OF AMERICA, N.A. ET AL., Adv. Pro. No. 10-03547 (JMP) and instituted under IN RE LEHMAN BROTHERS HOLDINGS INC. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. ("LBSF") seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to Noteholders in accordance with the Note agreements. The Adversary proceeding is stayed through July 20, 2013, and LNL's response is currently due to be filed on September 5, 2013.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we subsidiaries are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2012, 2011 and 2010, was $37 million, $36 million and $40 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2012, were as follows:



2013                         $      31
2014                                31
2015                                26
2016                                22
2017                                16

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 19%, 22% and 25% of Annuities' variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented approximately 50%, 54% and 58% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 21%, 27% and 29% of variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented 58%, 62% and 66% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $32 million and $29 million as of December 31, 2012 and 2011, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.


ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):



                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $  2,805      $  1,119    $      36
    Cumulative effect from adoption of new accounting standards                                  -             -          183
    Unrealized holding gains (losses) arising during the year                                2,631         3,292        2,322
    Change in foreign currency exchange rate adjustment                                         14            (5)          (6)
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds      (1,233)         (798)      (1,038)
    Income tax benefit (expense)                                                              (459)         (890)        (461)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)            (181)         (124)        (136)
      Associated amortization of DAC, VOBA, DSI and DFEL                                        (1)          (10)           8
      Income tax benefit (expense)                                                              64            47           45
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $  3,876      $  2,805    $   1,119
                                                                                          ==========    ==========  ===========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $   (103)     $   (126)   $    (108)
(Increases) attributable to:
    Cumulative effect from adoption of new accounting standards                                  -             -           (5)
    Gross OTTI recognized in OCI during the year                                              (118)          (54)         (93)
    Change in DAC, VOBA, DSI and DFEL                                                           15            12           11
    Income tax benefit (expense)                                                                35            15           28
Decreases attributable to:
    Sales, maturities or other settlements of AFS securities                                   118            99           81
    Change in DAC, VOBA, DSI and DFEL                                                          (17)          (21)         (19)
    Income tax benefit (expense)                                                               (35)          (28)         (21)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $   (105)     $   (103)   $    (126)
                                                                                          ==========    ==========  ===========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $    132      $    (14)   $     (13)
    Cumulative effect from adoption of new accounting standards                                  -             -            3
    Unrealized holding gains (losses) arising during the year                                  (63)          204           (2)
    Change in foreign currency exchange rate adjustment                                        (12)            7            4
    Change in DAC, VOBA, DSI and DFEL                                                           14             1           (1)
    Income tax benefit (expense)                                                                20           (74)          (1)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (18)          (13)           6
      Associated amortization of DAC, VOBA, DSI and DFEL                                         3             1            -
      Income tax benefit (expense)                                                               5             4           (2)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    101      $    132    $     (14)
                                                                                          ==========    ==========  ===========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year                                                           $    (14)     $    (14)   $     (17)
    Adjustment arising during the year                                                           3             1            4
    Income tax benefit (expense)                                                                (1)           (1)          (1)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    (12)     $    (14)   $     (14)
                                                                                          ==========    ==========  ===========

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $   (164)     $    (106)     $   (132)
Realized gain (loss) on the mark-to-market on certain instruments(2)                  138            (65)          (41)
Indexed annuity net derivative results:(3)
    Gross gain (loss)                                                                  16              2            34
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (5)            (2)          (14)
Variable annuity net derivatives results:(4)
    Gross gain (loss)                                                                 (77)           (51)          (30)
    Associated amortization of DAC, VOBA, DSI and DFEL                                (31)           (28)          (55)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $   (123)     $    (250)     $   (238)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 5.
(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $   1,972     $   2,534      $   1,859
General and administrative expenses                                                        1,553         1,392          1,293
Expenses associated with reserve financing and unrelated LOCs                                 40            24             16
DAC and VOBA deferrals and interest, net of amortization                                    (300)         (565)          (509)
Broker-dealer expenses                                                                       243           236            212
Specifically identifiable intangible asset amortization                                        4             4              4
Media expenses                                                                                66            69             59
Taxes, licenses and fees                                                                     244           244            192
Merger-related expenses                                                                        -             -              9
Restructuring charges (recoveries)                                                            16             -             (1)
                                                                                       -----------   -----------    -----------
    Total                                                                              $   3,838     $   3,938      $   3,134
                                                                                       ===========   ===========    ===========

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.


The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:


                                                 AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                             2012           2011          2012           2011
                                           -----------    ----------    -----------    ----------
                                                                                 OTHER
                                               PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                           -------------------------    -------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year         $     137     $     128      $       5    $        5
Actual return on plan assets                      17            17              -             -
Company and participant contributions              -             -              4             4
Benefits paid                                     (9)           (8)            (4)           (4)
                                           -----------   -----------    -----------  ------------
    Fair value as of end-of-year                 145           137              5             5
                                           -----------   -----------    -----------  ------------

CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                  121           116             21            21
Interest cost                                      5             6              1             1
Company and participant contributions              -             -              1             1
Actuarial (gains) losses                           9             7             (2)            1
Benefits paid                                     (9)           (8)            (4)           (3)
                                           -----------   -----------    -----------  ------------
    Balance as of end-of-year                    126           121             17            21
                                           -----------   -----------    -----------  ------------
      Funded status of the plans           $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED ON THE
    CONSOLIDATED BALANCE SHEETS
Other assets                               $      21     $      18      $       -    $        -
Other liabilities                                 (2)           (2)           (12)          (16)
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED IN
    ACCUMULATED OCI, NET OF TAX
Net (gain) loss                            $      13      $     14      $      (1)   $        -
Prior service credit                               -             -              -             -
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      13      $     14      $      (1)   $        -
                                           ===========   ===========    ===========  ============

RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan                     N/A            N/A          4.00 %       4.00 %
All other plans                                 N/A            N/A             N/A          N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
    Weighted-average discount rate           3.93 %         4.25 %          4.03 %       4.25 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %
Net periodic benefit cost:
    Weighted-average discount rate           4.25 %         5.25 %          4.25 %       5.00 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2012, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2013, our discount rate for the pension plans will be 3.93%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2013, our expected return on plan assets is 6.50% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:


                                                                       AS OF OR FOR THE
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------- -- ---------- -- -----------
                                                              2012           2011          2010
                                                            -----------    ----------    -----------
Pre-65 health care cost trend rate                            8.00 %         8.50 %        9.50 %
Post-65 health care cost trend rate                           8.00 %         8.50 %        9.50 %
Ultimate trend rate                                           4.50 %         4.50 %        5.00 %
Year that the rate reaches the ultimate trend rate             2020           2021          2020


We expect the health care cost trend rate for 2013 to be 8.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                              AS OF DECEMBER 31,
                                           --------------------------
                                             2012           2011
                                           -----------    -----------
Accumulated benefit obligation             $       2      $       2
Projected benefit obligation                       2              2
Fair value of plan assets                          -              -

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------------
                                                      PENSION BENEFITS                     OTHER POSTRETIREMENT BENEFITS
                                           ----------------------------------------    ---------------------------------------
                                             2012           2011          2010           2012          2011           2010
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest cost                              $       5      $      6      $       7      $      1      $       1      $      1
Expected return on plan assets                    (9)          (10)            (9)            -              -             -
Recognized net actuarial loss (gain)               1             2              2             -              -             -
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Net periodic benefit expense           $      (3)     $     (2)     $       -      $      1      $       1      $      1
    (recovery)                             ===========    ==========    ===========    ==========    ===========    ==========


We expect our 2013 pension plans' income to be approximately $3 million.

For 2013, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $1 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:


                                             2012           2011
                                           -----------    -----------
Fixed maturity securities                       80 %        80 %
Common stock:
    Domestic equity                             14 %        14 %
    International equity                         6 %         6 %




The investment objectives for the assets related to our pension plans are to:

o Maintain sufficient liquidity to pay obligations of the plans as they come due;
o Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
o  Maintain an appropriate asset allocation policy;
o Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
o  Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets is monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:



                                                            AS OF DECEMBER 31,
                                           ------------------------------------------------------
                                              2012          2011           2012          2011
                                           -----------    -----------   -----------    ----------
                                                                                 OTHER
                                                 PENSION PLANS          POSTRETIREMENT BENEFITS
                                           --------------------------   -------------------------
Fixed maturity securities:
    Corporate bonds                        $      48      $      53     $       -      $      -
    U.S. government bonds                         26             16             -             -
    Foreign government bonds                       2              3             -             -
    RMBS                                           -              -             -             -
    CMBS                                           -              1             -             -
    CDOs                                           -              -             -             -
Common stock                                      66             61             -             -
Cash and invested cash                             3              3             5             5
                                           -----------    -----------   -----------    ----------
        Total                              $     145      $     137     $       5      $      5
                                           ===========    ===========   ===========    ==========

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2012 or 2011. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2013 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2013 is less than $1 million.

We expect the following benefit payments (in millions):


                                             DEFINED          OTHER
                                             BENEFIT          POST-
                                             PENSION        RETIREMENT
                                              PLANS           PLANS
                                           -------------    ----------
2013                                       $        10    $        2
2014                                                10             2
2015                                                10             2
2016                                                 9             1
2017                                                 9             1
Following five years thereafter                     41             6

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $68 million, $65 million and $60 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Total liabilities(1)                                                                   $     335     $     304
Investments held to fund liabilities(2)                                                      146           133


(1) Reported in other liabilities on our Consolidated Balance Sheets.
(2) Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       7     $       6      $       6
Increase (decrease) in measurement of liabilities, net of total return swap                   11             1              1
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $      18     $       7      $       7
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       1     $       1      $       3
Increase (decrease) in measurement of liabilities, net of total return swap                    5             -              3
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $       6     $       1      $       6
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $2 million, less than ($1) million and $2 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $3 million, $4 million and $2 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:


                                              FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------------
                                             2012           2011          2010
                                           -----------    -----------   -----------
Stock options                              $       8      $       8     $       5
Performance shares                                 5              2            (1)
SARs                                               1              -             -
RSUs and nonvested stock                          17             12            11
                                           -----------    -----------   -----------
    Total                                  $      31      $      22     $      15
                                           ===========    ===========   ===========

Recognized tax benefit                     $      11      $       8     $       5
                                           ===========    ===========   ===========

20.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    6,457    $   7,054

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $    649      $     291     $     553
Net income (loss)                                                             600            104           430
Dividends to LNC                                                              605            800           684


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in 2011.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006 and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, it is accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2012 and 2011.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using the Indiana universal life method          $    249      $     270
Calculation of reserves using continuous CARVM                                 (2)            (2)
Conservative valuation rate on certain annuities                              (26)           (20)
Lesser of LOC and XXX additional reserve as surplus                         2,483          1,731

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. We expect that we could pay dividends of approximately $643 million in 2013 without prior approval from the respective state commissioner.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                        AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                        -------------------------    -------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $  80,254      $ 80,254      $  73,607      $ 73,607
    VIEs' fixed maturity securities                                           708           708            700           700
    Equity securities                                                         157           157            139           139
Trading securities                                                          2,437         2,437          2,538         2,538
Mortgage loans on real estate                                               6,792         7,446          6,589         7,233
Derivative investments                                                      2,263         2,263          2,846         2,846
Other investments                                                           1,089         1,089          1,059         1,059
Cash and invested cash                                                      3,278         3,278          3,844         3,844
Separate account assets                                                    95,373        95,373         83,477        83,477

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                           (732)         (732)          (399)         (399)
    GLB reserves embedded derivatives                                        (909)         (909)        (2,217)       (2,217)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                      (867)         (867)        (1,114)       (1,114)
    Account values of certain investment contracts                        (28,480)      (32,620)       (27,403)      (30,739)
Short-term debt                                                               (32)          (32)           (10)          (10)
Long-term debt                                                             (1,925)       (1,972)        (2,429)       (2,466)
Reinsurance related embedded derivatives                                     (184)         (184)           (12)          (12)
VIEs' liabilities - derivative instruments                                   (128)         (128)          (291)         (291)
Other liabilities:
    Credit default swaps                                                      (11)          (11)           (16)          (16)

BENEFIT PLANS' ASSETS(1)                                                      150           150            142           142


(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                      --------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                      ------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      65      $ 64,654      $   2,065      $  66,784
      U.S. government bonds                                                  362            30              1            393
      Foreign government bonds                                                 -           594             46            640
      RMBS                                                                     -         5,880              3          5,883
      CMBS                                                                     -           928             27            955
      CDOs                                                                     -            26            154            180
      State and municipal bonds                                                -         4,211             32          4,243
      Hybrid and redeemable preferred securities                              30         1,030            116          1,176
    VIEs' fixed maturity securities                                          110           598              -            708
    Equity AFS securities                                                     44            26             87            157
    Trading securities                                                         2         2,379             56          2,437
    Derivative investments                                                     -           347          1,916          2,263
Cash and invested cash                                                         -         3,278              -          3,278
Separate account assets                                                    1,519        93,854              -         95,373
                                                                      ------------   ------------  -------------   -----------
        Total assets                                                   $   2,132      $177,835      $   4,503      $  184,470
                                                                      ============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -      $      -      $    (732)     $    (732)
    GLB reserves embedded derivatives                                          -             -           (909)          (909)
Reinsurance related embedded derivatives                                       -          (184)             -           (184)
VIEs' liabilities - derivative instruments                                     -             -           (128)          (128)
Other liabilities:
    Credit default swaps                                                       -             -            (11)           (11)
                                                                      ------------   ------------  -------------   -----------
        Total liabilities                                              $       -      $   (184)     $  (1,780)     $  (1,964)
                                                                      ============   ============  =============   ===========

BENEFIT PLANS' ASSETS                                                  $      16      $    134      $       -      $     150
                                                                      ============   ============  =============   ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                     ---------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                     -------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      61     $  55,603      $   2,423      $  58,087
      U.S. government bonds                                                  426            18              1            445
      Foreign government bonds                                                 -           621             97            718
      RMBS                                                                     -         7,506            158          7,664
      CMBS                                                                     -         1,498             31          1,529
      CDOs                                                                     -             -            101            101
      State and municipal bonds                                                -         3,943              -          3,943
      Hybrid and redeemable preferred securities                              15         1,006             99          1,120
    VIEs' fixed maturity securities                                          108           592              -            700
    Equity AFS securities                                                     37            46             56            139
    Trading securities                                                         2         2,469             67          2,538
    Derivative investments                                                     -           362          2,484          2,846
Cash and invested cash                                                         -         3,844              -          3,844
Separate account assets                                                    1,582        81,895              -         83,477
                                                                     -------------   ------------  -------------   -----------
        Total assets                                                   $   2,231     $ 159,403      $   5,517      $ 167,151
                                                                     =============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -     $       -      $    (399)     $    (399)
    GLB reserves embedded derivatives                                          -             -         (2,217)        (2,217)
Reinsurance related embedded derivatives                                       -           (12)             -            (12)
VIEs' liabilities - derivative instruments                                     -             -           (291)          (291)
Other liabilities:
    Credit default swaps                                                       -             -            (16)           (16)
                                                                     -------------   ------------  -------------   -----------
        Total liabilities                                              $       -     $     (12)     $  (2,923)     $  (2,935)
                                                                     =============   ============  =============   ===========
BENEFIT PLANS' ASSETS                                                  $      14     $     128      $       -      $     142
                                                                     =============   ============  =============   ===========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,423      $    (25)     $      35      $    274      $    (642)     $   2,065
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                    97             -              -            (5)           (46)            46
      RMBS                                       158            (3)             3            (8)          (147)             3
      CMBS                                        31           (11)            16           (11)             2             27
      CDOs                                       101            (2)             8            61            (14)           154
      State and municipal bonds                    -             -              -            32              -             32
      Hybrid and redeemable
        preferred securities                      99            (1)            23             -             (5)           116
    Equity AFS securities                         56            (8)            13            26              -             87
    Trading securities                            67             3              4            (2)           (16)            56
    Derivative investments                     2,484          (823)            73           182              -          1,916
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (399)         (136)             -          (197)             -           (732)
    GLB reserves embedded derivatives         (2,217)        1,308              -             -              -           (909)
VIEs' liabilities - derivative
    instruments(5)                              (291)          163              -             -              -           (128)
Other liabilities:
    Credit default swaps(6)                      (16)            5              -             -              -            (11)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   2,594      $    470      $     175      $    352      $    (868)     $   2,723
                                           ===========    ==========    ===========  ============    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,353      $      3      $      42      $   (134)     $     159      $   2,423
      U.S. government bonds                        2             -              -            (1)             -              1
      Foreign government bonds                   113             -              4            (3)           (17)            97
      RMBS                                       119            (3)             6            36              -            158
      CMBS                                       102           (62)            61           (74)             4             31
      CDOs                                       171            19            (17)          (72)             -            101
      Hybrid and redeemable
        preferred securities                     114            (1)            (5)           (7)            (2)            99
    Equity AFS securities                         91             8            (12)            3            (34)            56
    Trading securities                            74             3              1            (7)            (4)            67
    Derivative investments                     1,494           495            383           112              -          2,484
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (497)            5              -            93              -           (399)
    GLB reserves embedded derivatives           (408)       (1,809)             -             -              -         (2,217)
VIEs' liabilities - derivative
      instruments(5)                            (209)          (82)             -             -              -           (291)
Other liabilities:
    Credit default swaps(6)                      (16)           (6)             -             6              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,503      $ (1,430)     $     463      $    (48)     $     106      $   2,594
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets(7)                   $       6      $      -      $       -      $     (6)     $       -      $       -
                                           ===========    ==========    ===========  ============    ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,117      $    (42)     $      53      $    279      $     (54)     $   2,353
      U.S. government bonds                        3             -              -            (4)             3              2
      Foreign government bonds                    92             -              8            (4)            17            113
      RMBS                                       135            (5)            10           (17)            (4)           119
      CMBS                                       252           (47)            84           (72)          (115)           102
      CDOs                                       153             1             30           (13)             -            171
      CLNs                                       322             -            278             -           (600)             -
      Hybrid and redeemable
        preferred securities                     150             2            (23)          (15)             -            114
    Equity AFS securities                         88             -              8            (5)             -             91
    Trading securities                            90             2            (10)           (7)            (1)            74
    Derivative investments                     1,238          (166)             7           415              -          1,494
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (419)          (81)             -             3              -           (497)
    GLB reserves embedded derivatives           (676)          268              -             -              -           (408)
VIEs' liabilities - derivative
      instruments(5)                               -            16              -             -           (225)          (209)
Other liabilities:
    Credit default swaps(6)                      (65)            7              -            42              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,480      $    (45)     $     445      $    602      $    (979)     $   3,503
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets (7)                  $       -      $      -      $       -      $      6      $       -      $       6
                                           ===========    ==========    ===========  ============    ===========    ===========


(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income
    (Loss).
(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss).
(7) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     363      $    (26)     $      (6)     $    (51)     $      (6)     $     274
      Foreign government bonds                     -             -             (5)            -              -             (5)
      RMBS                                         -             -             (6)           (2)             -             (8)
      CMBS                                         -             -              -           (11)             -            (11)
      CDOs                                        72             -              -           (11)             -             61
      State and municipal bonds                   32             -              -             -              -             32
    Equity AFS securities                         26             -              -             -              -             26
    Trading securities                             -             -              -            (2)             -             (2)
    Derivative investments                       454           (34)          (238)            -              -            182
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (99)            -              -           (98)             -           (197)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     848      $    (60)     $    (255)     $   (175)     $      (6)     $     352
                                           ===========    ==========    ===========   ===========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     237      $   (216)     $     (15)     $    (51)     $     (89)     $    (134)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      Foreign government bonds                     -            (3)             -             -              -             (3)
      RMBS                                        51             -              -           (15)             -             36
      CMBS                                         -           (50)             -           (24)             -            (74)
      CDOs                                         -           (33)             -           (39)             -            (72)
      Hybrid and redeemable preferred
        securities                                 9           (16)             -             -              -             (7)
    Equity AFS securities                         19           (16)             -             -              -              3
    Trading securities                             -            (2)             -            (5)             -             (7)
    Derivative investments                       396            (7)          (277)            -              -            112
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (59)            -              -           152              -             93
Other liabilities:
    Credit default swaps                           -             6              -             -              -              6
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     653      $   (337)     $    (292)     $     17      $     (89)     $     (48)
                                           ===========    ==========    ===========    ==========    ===========    ===========

Benefit plans' assets                      $       -      $     (3)     $      (3)     $      -      $       -      $      (6)
                                           ===========    ==========    ===========    ==========    ===========    ===========

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
Investments:(1)
    Derivative investments                                            $    (823)     $    472      $    (163)
Future contract benefits:(1)
    Indexed annuity contracts embedded derivatives                          (10)           (1)            44
    GLB reserves embedded derivatives                                     1,472        (1,615)           419
VIEs' liabilities - derivative instruments(1)                               163           (82)            16
Other liabilities:
    Credit default swaps(2)                                                   6            (8)           (12)
                                                                      -----------    ----------    -----------
      Total, net                                                      $     808      $ (1,234)     $     304
                                                                      ===========    ==========    ===========


(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      35      $   (677)     $    (642)
      Foreign government bonds                                                  -           (46)           (46)
      RMBS                                                                      -          (147)          (147)
      CMBS                                                                      5            (3)             2
      CDOs                                                                      6           (20)           (14)
      Hybrid and redeemable preferred securities                               35           (40)            (5)
    Trading securities                                                          2           (18)           (16)
                                                                        -----------    ----------    -----------
        Total, net                                                      $      83      $   (951)     $    (868)
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     246      $    (87)     $     159
      Foreign government bonds                                                  -           (17)           (17)
      CMBS                                                                      4             -              4
      Hybrid and redeemable preferred securities                               18           (20)            (2)
    Equity AFS securities                                                       1           (35)           (34)
    Trading securities                                                          1            (5)            (4)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     270      $   (164)     $     106
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     144      $   (198)     $     (54)
      U.S. government bonds                                                     3             -              3
      Foreign government bonds                                                 17             -             17
      RMBS                                                                      -            (4)            (4)
      CMBS                                                                      3          (118)          (115)
      CLNs                                                                      -          (600)          (600)
    Trading securities                                                          -            (1)            (1)
    VIEs' liabilities - derivative instruments                               (225)            -           (225)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     (58)     $   (921)     $    (979)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds, RMBS and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. For the year ended December 31, 2010, the CLNs transfers out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:



                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
      trading securities

        Corporate bonds            $    902      Discounted cash flow       Liquidity/duration adjustment(1)   1.7% - 13.5%
        Foreign government bonds         46      Discounted cash flow       Liquidity/duration adjustment(1)   2.3% - 5.3%
        Hybrid and redeemable
          preferred stock                21      Discounted cash flow       Liquidity/duration adjustment(1)   2.7% - 2.9%
    Equity AFS and trading
      securities                         24      Discounted cash flow       Liquidity/duration adjustment(1)   4.3% - 4.5%

LIABILITIES
Future contract benefits:
    Indexed annuity contracts
      embedded derivatives             (732)     Discounted cash flow       Lapse rate(2)                      1.0% - 15.0%(7)
                                                                            Mortality rate(5)
    GLB reserves embedded
      derivatives                      (858)     Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                             withdrawal(3)                     90.0% - 100.0%
                                                                            NPR(4)                             0.03% - 0.54%(7)
                                                                            Mortality rate(5)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
o INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed), and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):
     - Sales or disposals of securities;
     - Impairments of securities;
     - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and our trading securities;
     - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
     - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.
o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o   Gains (losses) on early extinguishment of debt;
o   Losses from the impairment of intangible assets;
o   Income (loss) from discontinued operations; and
o   Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o   Excluded realized gain (loss);
o   Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.


Segment information (in millions) was as follows:


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
REVENUES
Operating revenues:
    Annuities                                                           $   2,713      $    2,588    $    2,415
    Retirement Plan Services                                                1,015             988           971
    Life Insurance                                                          4,817           4,347         4,160
    Group Protection                                                        2,090           1,938         1,831
    Other Operations                                                          411             449           470
Excluded realized gain (loss), pre-tax                                       (235)           (342)         (312)
Amortization of deferred gain arising from reserve changes on business
    sold through reinsurance, pre-tax                                           3               3             3
                                                                        -----------    ------------     ---------
      Total revenues                                                    $  10,814      $    9,971    $    9,538
                                                                        ===========    ============     =========



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $     608      $      549    $      450
    Retirement Plan Services                                                  131             146           143
    Life Insurance                                                            538             463           533
    Group Protection                                                           72              97            68
    Other Operations                                                          (39)            (28)            3
Excluded realized gain (loss), after-tax                                     (152)           (222)         (204)
Gain (loss) on early extinguishment of debt, after-tax                          -               -             -
Income (expense) from reserve changes (net of related
    amortization) on business sold through reinsurance, after-tax               2               2             2
Impairment of intangibles, after-tax                                            2            (744)            -
Benefit ratio unlocking, after-tax                                              -               -             -
                                                                        -----------    ------------     ---------
      Income (loss) from continuing operations, after-tax                   1,162             263           995
                                                                        -----------    ------------     ---------
        Net income (loss)                                               $   1,162      $      263    $      995
                                                                        ===========    ============     =========




                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $   1,058      $  1,091      $   1,107
Retirement Plan Services                                                      797           792            769
Life Insurance                                                              2,297         2,168          2,040
Group Protection                                                              161           152            141
Other Operations                                                              238           287            305
                                                                        -----------    ----------    -----------
    Total net investment income                                         $   4,551      $  4,490      $   4,362
                                                                        ===========    ==========    ===========


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $     307      $    335      $     346
Retirement Plan Services                                                       42            33             53
Life Insurance                                                                609           416            431
Group Protection                                                               48            39             40
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $   1,006      $    823      $     870
                                                                        ===========    ==========    ===========

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $     117      $     92      $      83
Retirement Plan Services                                                       29            56             53
Life Insurance                                                                326           202            246
Group Protection                                                               38            52             37
Other Operations                                                              (82)          (13)            (6)
Excluded realized gain (loss)                                                 (83)         (120)          (109)
Reserve changes (net of related amortization)
    on business sold through reinsurance                                        1             1              1
Impairment of intangibles                                                      (2)            -              -
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $     344      $    270      $     305
                                                                        ===========    ==========    ===========

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $ 107,872     $  99,010
Retirement Plan Services                                                                  30,654        28,633
Life Insurance                                                                            62,867        57,623
Group Protection                                                                           3,733         3,429
Other Operations                                                                          13,254        12,658
                                                                                       ----------    -----------
    Total assets                                                                       $ 218,380     $ 201,353
                                                                                       ==========    ===========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Interest paid                                                           $     134      $     88      $      94
Income taxes paid (received)                                                  136           159           (345)
Significant non-cash investing and financing transactions:
    Reinsurance ceded:
      Carrying value of assets                                          $     367      $      -      $     188
      Carrying value of liabilities                                          (367)            -           (188)
                                                                        -----------    ----------    -----------
        Total reinsurance ceded                                         $       -      $      -      $       -
                                                                        ===========    ==========    ===========
    Reinsurance recaptured:
      Carrying value of assets                                          $     (34)     $    243      $     110
      Carrying value of liabilities                                           (84)         (441)          (115)
                                                                        -----------    ----------    -----------
        Total reinsurance recaptured                                    $    (118)     $   (198)     $      (5)
                                                                        ===========    ==========    ===========
    Reinsurance novated:
      Carrying value of assets                                          $       0      $      -      $       -
      Carrying value of liabilities                                           (26)            -              -
                                                                        -----------    ----------    -----------
        Total reinsurance novated                                       $     (26)     $      -      $       -
                                                                        ===========    ==========    ===========
    Capital contributions:
      Carrying value of assets (includes cash and invested cash)        $       -      $     10      $       -
      Carrying value of liabilities                                             -             -              -
                                                                        -----------    ----------    -----------
        Total capital contributions                                     $       -      $     10      $       -
                                                                        ===========    ==========    ===========

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Assets with affiliates:
    Corporate bonds(1)                                                                 $     100     $     100
    Ceded reinsurance contracts(2)                                                         2,887         3,318
    Ceded reinsurance contracts(3)                                                             9           340
    Cash management agreement investment(4)                                                  748           394
    Service agreement receivable(4)                                                           15             1

Liabilities with affiliates:
    Assumed reinsurance contracts(5)                                                         438           432
    Assumed reinsurance contracts(3)                                                         183           181
    Ceded reinsurance contracts(6)                                                         4,252         3,668
    Inter-company short-term debt(7)                                                          28            10
    Inter-company long-term debt(8)                                                        1,679         2,179

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Revenues with affiliates:
    Premiums received on assumed (paid on ceded) reinsurance contracts(9)              $    (188)    $    (335)     $    (268)
    Fees for management of general account(10)                                               (92)            -              -

Benefits and expenses with affiliates:
    Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)                    (433)       (1,181)          (638)
    Service agreement payments(12)                                                           114            75             58
    Interest expense on inter-company debt(13)                                               109           107             98


(1) Reported in fixed maturity AFS securities on our Consolidated Balance
    Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(4)  Reported in other assets on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.
(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
(7)  Reported in short-term debt on our Consolidated Balance Sheets.
(8)  Reported in long-term debt on our Consolidated Balance Sheets.
(9) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(10) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(11) Reported in benefits on our Consolidated Statements of Comprehensive Income
     (Loss).
(12) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $76 million and $71 million as of December 31, 2012 and 2011, respectively. The letters of credit are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25. SUBSEQUENT EVENTS

On March 25, 2013, LNL paid a cash dividend in the amount of $150 million to LNC.

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                                             CONTRACT
                                                                                             PURCHASES
                                                                                             DUE FROM
                                                                                            THE LINCOLN
                                                                                           NATIONAL LIFE
                                                                                             INSURANCE
SUBACCOUNT                                                                 INVESTMENTS        COMPANY       TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                    $    22,203,508  $            --  $    22,203,508
ABVPSF Growth and Income Class B                                              32,739,159               --       32,739,159
ABVPSF International Value Class B                                               175,494               --          175,494
ABVPSF Small/Mid Cap Value Class A                                               912,280               --          912,280
American Century VP Inflation Protection Class I                              34,448,791               --       34,448,791
American Century VP Inflation Protection Class II                             16,389,349           10,431       16,399,780
American Century VP International Class I                                         27,216               --           27,216
American Funds Global Growth Class 2                                          90,338,705               --       90,338,705
American Funds Growth Class 2                                                583,895,684               --      583,895,684
American Funds Growth-Income Class 2                                         208,164,633               --      208,164,633
American Funds International Class 2                                         248,006,935               --      248,006,935
BlackRock Global Allocation V.I. Class I                                      24,855,474               --       24,855,474
BlackRock Global Allocation V.I. Class III                                    11,919,542           23,126       11,942,668
Delaware VIP Diversified Income Standard Class                               170,242,941               --      170,242,941
Delaware VIP Diversified Income Service Class                                 57,466,138           45,128       57,511,266
Delaware VIP Emerging Markets Service Class                                    2,720,158               --        2,720,158
Delaware VIP High Yield Standard Class                                        45,195,394               --       45,195,394
Delaware VIP High Yield Service Class                                          9,846,119               --        9,846,119
Delaware VIP Limited-Term Diversified Income Service Class                     2,500,938               --        2,500,938
Delaware VIP REIT Standard Class                                             128,607,082               --      128,607,082
Delaware VIP REIT Service Class                                               17,732,422           11,253       17,743,675
Delaware VIP Small Cap Value Service Class                                   213,096,945               --      213,096,945
Delaware VIP Smid Cap Growth Standard Class                                  217,504,215               --      217,504,215
Delaware VIP Smid Cap Growth Service Class                                    12,706,674               --       12,706,674
Delaware VIP U.S. Growth Service Class                                           111,859               --          111,859
Delaware VIP Value Standard Class                                            124,985,902               --      124,985,902
Delaware VIP Value Service Class                                              16,385,009           35,182       16,420,191
DWS Alternative Asset Allocation VIP Class A                                   4,037,619               --        4,037,619
DWS Alternative Asset Allocation VIP Class B                                   1,735,130            4,602        1,739,732
DWS Equity 500 Index VIP Class A                                             159,451,653               --      159,451,653
DWS Equity 500 Index VIP Class B                                              15,975,960           24,661       16,000,621
DWS Small Cap Index VIP Class A                                               36,567,976               --       36,567,976
DWS Small Cap Index VIP Class B                                                6,028,232           10,523        6,038,755
Fidelity VIP Contrafund Service Class                                        207,172,417               --      207,172,417
Fidelity VIP Contrafund Service Class 2                                       45,769,499           33,447       45,802,946
Fidelity VIP Growth Service Class                                             60,276,748               --       60,276,748
Fidelity VIP Growth Service Class 2                                            7,013,510               --        7,013,510
Fidelity VIP Mid Cap Service Class 2                                           2,622,330               --        2,622,330
FTVIPT Franklin Income Securities Class 2                                      2,300,821               --        2,300,821
FTVIPT Mutual Shares Securities Class 2                                        1,879,944              704        1,880,648
FTVIPT Templeton Global Bond Securities Class 2                                5,347,832               --        5,347,832
Invesco V.I. Core Equity Series I                                                 33,026               --           33,026
Invesco V.I. International Growth Series I                                        52,976               --           52,976
Janus Aspen Series Worldwide Institutional Class                                 220,541               --          220,541
LVIP Baron Growth Opportunities Service Class                                146,616,213               --      146,616,213
LVIP BlackRock Equity Dividend RPM Standard Class                            296,995,778               --      296,995,778
LVIP BlackRock Equity Dividend RPM Service Class                               7,232,793            7,496        7,240,289
LVIP BlackRock Inflation Protected Bond Standard Class                         1,395,402           12,172        1,407,574

                                                                                            MORTALITY &
                                                                                              EXPENSE
                                                                            CONTRACT         GUARANTEE
                                                                           REDEMPTIONS        CHARGES
                                                                             DUE TO         PAYABLE TO
                                                                           THE LINCOLN      THE LINCOLN
                                                                          NATIONAL LIFE    NATIONAL LIFE
                                                                           INSURANCE        INSURANCE
SUBACCOUNT                                                                  COMPANY           COMPANY          NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                    $        89,621  $         1,797  $    22,112,090
ABVPSF Growth and Income Class B                                                  89,794            2,658       32,646,707
ABVPSF International Value Class B                                                    41               17          175,436
ABVPSF Small/Mid Cap Value Class A                                                   623               83          911,574
American Century VP Inflation Protection Class I                                  30,347            2,879       34,415,565
American Century VP Inflation Protection Class II                                     --            1,515       16,398,265
American Century VP International Class I                                             --                1           27,215
American Funds Global Growth Class 2                                             121,035            7,413       90,210,257
American Funds Growth Class 2                                                    609,662           47,596      583,238,426
American Funds Growth-Income Class 2                                             187,845           17,268      207,959,520
American Funds International Class 2                                             393,358           20,388      247,593,189
BlackRock Global Allocation V.I. Class I                                          36,348            2,034       24,817,092
BlackRock Global Allocation V.I. Class III                                            --            1,057       11,941,611
Delaware VIP Diversified Income Standard Class                                   282,276           14,159      169,946,506
Delaware VIP Diversified Income Service Class                                         --            5,093       57,506,173
Delaware VIP Emerging Markets Service Class                                        2,244              253        2,717,661
Delaware VIP High Yield Standard Class                                           138,508            3,730       45,053,156
Delaware VIP High Yield Service Class                                             15,537              809        9,829,773
Delaware VIP Limited-Term Diversified Income Service Class                        33,559              253        2,467,126
Delaware VIP REIT Standard Class                                                 313,200           10,514      128,283,368
Delaware VIP REIT Service Class                                                       --            1,441       17,742,234
Delaware VIP Small Cap Value Service Class                                       277,500           17,230      212,802,215
Delaware VIP Smid Cap Growth Standard Class                                      880,175           17,740      216,606,300
Delaware VIP Smid Cap Growth Service Class                                        53,315            1,033       12,652,326
Delaware VIP U.S. Growth Service Class                                                --               12          111,847
Delaware VIP Value Standard Class                                                134,028            9,755      124,842,119
Delaware VIP Value Service Class                                                      --            1,328       16,418,863
DWS Alternative Asset Allocation VIP Class A                                       7,848              330        4,029,441
DWS Alternative Asset Allocation VIP Class B                                          --              143        1,739,589
DWS Equity 500 Index VIP Class A                                                 568,645           12,911      158,870,097
DWS Equity 500 Index VIP Class B                                                      --            1,290       15,999,331
DWS Small Cap Index VIP Class A                                                   87,530            2,977       36,477,469
DWS Small Cap Index VIP Class B                                                       --              485        6,038,270
Fidelity VIP Contrafund Service Class                                            577,560           16,998      206,577,859
Fidelity VIP Contrafund Service Class 2                                               --            3,691       45,799,255
Fidelity VIP Growth Service Class                                                173,759            4,859       60,098,130
Fidelity VIP Growth Service Class 2                                               50,507              564        6,962,439
Fidelity VIP Mid Cap Service Class 2                                                 185              246        2,621,899
FTVIPT Franklin Income Securities Class 2                                            431              240        2,300,150
FTVIPT Mutual Shares Securities Class 2                                               --              177        1,880,471
FTVIPT Templeton Global Bond Securities Class 2                                    2,116              536        5,345,180
Invesco V.I. Core Equity Series I                                                     --                3           33,023
Invesco V.I. International Growth Series I                                            --                6           52,970
Janus Aspen Series Worldwide Institutional Class                                     237               12          220,292
LVIP Baron Growth Opportunities Service Class                                    539,244           11,903      146,065,066
LVIP BlackRock Equity Dividend RPM Standard Class                              1,703,209           24,239      295,268,330
LVIP BlackRock Equity Dividend RPM Service Class                                      --              588        7,239,701
LVIP BlackRock Inflation Protected Bond Standard Class                                --              116        1,407,458

See accompanying notes.

                                                                                             CONTRACT
                                                                                             PURCHASES
                                                                                             DUE FROM
                                                                                            THE LINCOLN
                                                                                           NATIONAL LIFE
                                                                                             INSURANCE
SUBACCOUNT                                                                 INVESTMENTS        COMPANY       TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
LVIP BlackRock Inflation Protected Bond Service Class                    $       215,285  $         3,113  $       218,398
LVIP Capital Growth Service Class                                                 41,379               --           41,379
LVIP Clarion Global Real Estate Standard Class                                10,615,071               --       10,615,071
LVIP Clarion Global Real Estate Service Class                                  4,120,210            8,161        4,128,371
LVIP Columbia Small-Mid Cap Growth RPM Service Class                             280,564               --          280,564
LVIP Delaware Bond Standard Class                                            321,899,931               --      321,899,931
LVIP Delaware Bond Service Class                                              28,167,154               --       28,167,154
LVIP Delaware Diversified Floating Rate Service Class                          1,279,341              992        1,280,333
LVIP Delaware Foundation Aggressive Allocation Standard Class                119,927,741               --      119,927,741
LVIP Delaware Foundation Aggressive Allocation Service Class                   4,150,433            2,507        4,152,940
LVIP Delaware Foundation Conservative Allocation Standard Class              257,136,852               --      257,136,852
LVIP Delaware Foundation Conservative Allocation Service Class                 5,473,199               --        5,473,199
LVIP Delaware Foundation Moderate Allocation Standard Class                    3,520,883              357        3,521,240
LVIP Delaware Foundation Moderate Allocation Service Class                     2,653,697           11,095        2,664,792
LVIP Delaware Growth and Income Standard Class                               907,295,707               --      907,295,707
LVIP Delaware Growth and Income Service Class                                  4,975,894            5,281        4,981,175
LVIP Delaware Social Awareness Standard Class                                480,994,499               --      480,994,499
LVIP Delaware Social Awareness Service Class                                  12,474,152               --       12,474,152
LVIP Delaware Special Opportunities Standard Class                           403,370,067               --      403,370,067
LVIP Delaware Special Opportunities Service Class                             23,549,548           26,404       23,575,952
LVIP Global Income Standard Class                                              8,641,276               --        8,641,276
LVIP Global Income Service Class                                               3,863,419            6,023        3,869,442
LVIP JPMorgan Mid Cap Value RPM Service Class                                    212,344               --          212,344
LVIP MFS International Growth Service Class                                      474,979               --          474,979
LVIP MFS Value Service Class                                                   1,956,930            1,042        1,957,972
LVIP Mid-Cap Value Service Class                                                 301,689               --          301,689
LVIP Mondrian International Value Standard Class                             229,789,505               --      229,789,505
LVIP Mondrian International Value Service Class                               15,077,327           15,647       15,092,974
LVIP Money Market Standard Class                                              61,178,805          456,519       61,635,324
LVIP Money Market Service Class                                                7,250,351            4,764        7,255,115
LVIP Protected Profile 2010 Standard Class                                     4,048,477               --        4,048,477
LVIP Protected Profile 2010 Service Class                                      1,566,699            1,191        1,567,890
LVIP Protected Profile 2020 Standard Class                                    11,449,046               --       11,449,046
LVIP Protected Profile 2020 Service Class                                      9,016,958           10,329        9,027,287
LVIP Protected Profile 2030 Standard Class                                     6,184,509               --        6,184,509
LVIP Protected Profile 2030 Service Class                                      9,932,811           23,686        9,956,497
LVIP Protected Profile 2040 Standard Class                                     2,125,499               --        2,125,499
LVIP Protected Profile 2040 Service Class                                      9,388,343               --        9,388,343
LVIP Protected Profile 2050 Standard Class                                       108,120               --          108,120
LVIP Protected Profile 2050 Service Class                                        414,664            2,029          416,693
LVIP Protected Profile Conservative Standard Class                            23,607,083               --       23,607,083

                                                                                            MORTALITY &
                                                                                              EXPENSE
                                                                            CONTRACT         GUARANTEE
                                                                           REDEMPTIONS        CHARGES
                                                                             DUE TO         PAYABLE TO
                                                                           THE LINCOLN      THE LINCOLN
                                                                          NATIONAL LIFE    NATIONAL LIFE
                                                                            INSURANCE        INSURANCE
SUBACCOUNT                                                                   COMPANY          COMPANY        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
LVIP BlackRock Inflation Protected Bond Service Class                    $            --  $            18  $       218,380
LVIP Capital Growth Service Class                                                     --                3           41,376
LVIP Clarion Global Real Estate Standard Class                                    95,584              868       10,518,619
LVIP Clarion Global Real Estate Service Class                                         --              358        4,128,013
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                  --               24          280,540
LVIP Delaware Bond Standard Class                                              1,730,108           26,809      320,143,014
LVIP Delaware Bond Service Class                                                  20,094            2,315       28,144,745
LVIP Delaware Diversified Floating Rate Service Class                                 --              112        1,280,221
LVIP Delaware Foundation Aggressive Allocation Standard Class                    777,089            9,769      119,140,883
LVIP Delaware Foundation Aggressive Allocation Service Class                          --              337        4,152,603
LVIP Delaware Foundation Conservative Allocation Standard Class                  432,007           21,065      256,683,780
LVIP Delaware Foundation Conservative Allocation Service Class                    30,437              447        5,442,315
LVIP Delaware Foundation Moderate Allocation Standard Class                           --              294        3,520,946
LVIP Delaware Foundation Moderate Allocation Service Class                            --              216        2,664,576
LVIP Delaware Growth and Income Standard Class                                 2,292,509           73,420      904,929,778
LVIP Delaware Growth and Income Service Class                                         --              402        4,980,773
LVIP Delaware Social Awareness Standard Class                                  3,044,940           38,980      477,910,579
LVIP Delaware Social Awareness Service Class                                       2,340            1,008       12,470,804
LVIP Delaware Special Opportunities Standard Class                             2,099,028           32,627      401,238,412
LVIP Delaware Special Opportunities Service Class                                     --            1,900       23,574,052
LVIP Global Income Standard Class                                                  3,228              725        8,637,323
LVIP Global Income Service Class                                                      --              346        3,869,096
LVIP JPMorgan Mid Cap Value RPM Service Class                                         --               20          212,324
LVIP MFS International Growth Service Class                                           99               43          474,837
LVIP MFS Value Service Class                                                          --              169        1,957,803
LVIP Mid-Cap Value Service Class                                                      --               28          301,661
LVIP Mondrian International Value Standard Class                               1,121,663           18,795      228,649,047
LVIP Mondrian International Value Service Class                                       --            1,226       15,091,748
LVIP Money Market Standard Class                                                      --            5,068       61,630,256
LVIP Money Market Service Class                                                       --              595        7,254,520
LVIP Protected Profile 2010 Standard Class                                       162,482              330        3,885,665
LVIP Protected Profile 2010 Service Class                                             --              128        1,567,762
LVIP Protected Profile 2020 Standard Class                                       271,721              933       11,176,392
LVIP Protected Profile 2020 Service Class                                             --              735        9,026,552
LVIP Protected Profile 2030 Standard Class                                        13,988              503        6,170,018
LVIP Protected Profile 2030 Service Class                                             --              809        9,955,688
LVIP Protected Profile 2040 Standard Class                                         2,677              173        2,122,649
LVIP Protected Profile 2040 Service Class                                         14,956              763        9,372,624
LVIP Protected Profile 2050 Standard Class                                         2,053                9          106,058
LVIP Protected Profile 2050 Service Class                                             --               34          416,659
LVIP Protected Profile Conservative Standard Class                               206,998            2,008       23,398,077

See accompanying notes.

                                                                                             CONTRACT
                                                                                             PURCHASES
                                                                                             DUE FROM
                                                                                            THE LINCOLN
                                                                                           NATIONAL LIFE
                                                                                             INSURANCE
SUBACCOUNT                                                                 INVESTMENTS        COMPANY       TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile Conservative Service Class                        $    17,984,513  $       155,260  $    18,139,773
LVIP Protected Profile Growth Standard Class                                  27,740,365               --       27,740,365
LVIP Protected Profile Growth Service Class                                   41,237,063               --       41,237,063
LVIP Protected Profile Moderate Standard Class                                42,549,800               --       42,549,800
LVIP Protected Profile Moderate Service Class                                 47,620,439               --       47,620,439
LVIP SSgA Bond Index Standard Class                                            6,218,405               --        6,218,405
LVIP SSgA Bond Index Service Class                                             1,831,223               --        1,831,223
LVIP SSgA Developed International 150 Service Class                               84,820               --           84,820
LVIP SSgA Emerging Markets 100 Standard Class                                 25,117,098          111,147       25,228,245
LVIP SSgA Emerging Markets 100 Service Class                                   5,514,644           18,493        5,533,137
LVIP SSgA Global Tactical Allocation RPM Standard Class                       10,410,748               --       10,410,748
LVIP SSgA Global Tactical Allocation RPM Service Class                        17,147,807               --       17,147,807
LVIP SSgA International Index Standard Class                                   1,745,541              206        1,745,747
LVIP SSgA International Index Service Class                                      754,290               --          754,290
LVIP SSgA Large Cap 100 Service Class                                             72,892               --           72,892
LVIP SSgA S&P 500 Index Standard Class                                        13,130,804               --       13,130,804
LVIP SSgA S&P 500 Index Service Class                                          4,115,417               --        4,115,417
LVIP SSgA Small-Cap Index Standard Class                                       6,318,863            3,391        6,322,254
LVIP SSgA Small-Cap Index Service Class                                        2,858,785            4,387        2,863,172
LVIP SSgA Small-Mid Cap 200 Service Class                                        581,591               --          581,591
LVIP T. Rowe Price Growth Stock Service Class                                    652,467               --          652,467
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  146,413,149               --      146,413,149
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                     6,806,804            2,523        6,809,327
LVIP Templeton Growth RPM Service Class                                          342,735               --          342,735
LVIP UBS Large Cap Growth RPM Standard Class                                 247,935,539               --      247,935,539
LVIP UBS Large Cap Growth RPM Service Class                                    1,905,615            2,406        1,908,021
LVIP Vanguard Domestic Equity ETF Service Class                                2,541,866              331        2,542,197
LVIP Vanguard International Equity ETF Service Class                           1,925,829           10,886        1,936,715
MFS VIT Core Equity Initial Class                                                  8,833               --            8,833
MFS VIT Total Return Initial Class                                             1,700,002               --        1,700,002
MFS VIT Utilities Initial Class                                              166,052,367               --      166,052,367
MFS VIT Utilities Service Class                                               30,036,335               --       30,036,335
NB AMT Large Cap Value I Class                                                    26,162               --           26,162
NB AMT Mid Cap Growth I Class                                                108,608,739               --      108,608,739
NB AMT Mid Cap Intrinsic Value I Class                                           156,497               --          156,497
PIMCO VIT CommodityRealReturn Strategy Advisor Class                             129,237               --          129,237
PIMCO VIT Total Return Administrative Class                                   16,925,998               --       16,925,998
Putnam VT Global Health Care Class IB                                             77,462               --           77,462
Wells Fargo Advantage VT Intrinsic Value Class 2                                 179,850               --          179,850
Wells Fargo Advantage VT Omega Growth Class 2                                     91,672               --           91,672
Wells Fargo Advantage VT Small Cap Growth Class 2                                282,768               --          282,768

                                                                                            MORTALITY &
                                                                                              EXPENSE
                                                                            CONTRACT         GUARANTEE
                                                                           REDEMPTIONS        CHARGES
                                                                             DUE TO         PAYABLE TO
                                                                           THE LINCOLN      THE LINCOLN
                                                                          NATIONAL LIFE    NATIONAL LIFE
                                                                            INSURANCE        INSURANCE
SUBACCOUNT                                                                   COMPANY          COMPANY        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile Conservative Service Class                        $            --  $         1,527  $    18,138,246
LVIP Protected Profile Growth Standard Class                                     133,756            2,259       27,604,350
LVIP Protected Profile Growth Service Class                                        3,576            3,499       41,229,988
LVIP Protected Profile Moderate Standard Class                                    22,936            3,586       42,523,278
LVIP Protected Profile Moderate Service Class                                     13,127            4,131       47,603,181
LVIP SSgA Bond Index Standard Class                                               30,123              518        6,187,764
LVIP SSgA Bond Index Service Class                                                28,387              163        1,802,673
LVIP SSgA Developed International 150 Service Class                                   --                7           84,813
LVIP SSgA Emerging Markets 100 Standard Class                                         --            2,043       25,226,202
LVIP SSgA Emerging Markets 100 Service Class                                          --              453        5,532,684
LVIP SSgA Global Tactical Allocation RPM Standard Class                           53,038              848       10,356,862
LVIP SSgA Global Tactical Allocation RPM Service Class                            51,693            1,405       17,094,709
LVIP SSgA International Index Standard Class                                          --              142        1,745,605
LVIP SSgA International Index Service Class                                        3,482               61          750,747
LVIP SSgA Large Cap 100 Service Class                                                 --                6           72,886
LVIP SSgA S&P 500 Index Standard Class                                            23,082            1,078       13,106,644
LVIP SSgA S&P 500 Index Service Class                                              8,996              332        4,106,089
LVIP SSgA Small-Cap Index Standard Class                                              --              511        6,321,743
LVIP SSgA Small-Cap Index Service Class                                               --              251        2,862,921
LVIP SSgA Small-Mid Cap 200 Service Class                                            602               50          580,939
LVIP T. Rowe Price Growth Stock Service Class                                         --               56          652,411
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    1,504,111           11,835      144,897,203
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                            --              549        6,808,778
LVIP Templeton Growth RPM Service Class                                              598               33          342,104
LVIP UBS Large Cap Growth RPM Standard Class                                     969,706           20,166      246,945,667
LVIP UBS Large Cap Growth RPM Service Class                                           --              155        1,907,866
LVIP Vanguard Domestic Equity ETF Service Class                                       --              206        2,541,991
LVIP Vanguard International Equity ETF Service Class                                  --              156        1,936,559
MFS VIT Core Equity Initial Class                                                     --                1            8,832
MFS VIT Total Return Initial Class                                                    --              159        1,699,843
MFS VIT Utilities Initial Class                                                  263,609           13,598      165,775,160
MFS VIT Utilities Service Class                                                   17,882            2,440       30,016,013
NB AMT Large Cap Value I Class                                                        --                1           26,161
NB AMT Mid Cap Growth I Class                                                    418,423            8,795      108,181,521
NB AMT Mid Cap Intrinsic Value I Class                                                --               16          156,481
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                  --               11          129,226
PIMCO VIT Total Return Administrative Class                                      103,310            1,399       16,821,289
Putnam VT Global Health Care Class IB                                                 --                6           77,456
Wells Fargo Advantage VT Intrinsic Value Class 2                                      --               19          179,831
Wells Fargo Advantage VT Omega Growth Class 2                                         --                9           91,663
Wells Fargo Advantage VT Small Cap Growth Class 2                                     --               26          282,742

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                                             DIVIDENDS        MORTALITY AND
                                                                                FROM             EXPENSE              NET
                                                                             INVESTMENT         GUARANTEE          INVESTMENT
SUBACCOUNT                                                                     INCOME            CHARGES         INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                     $             --   $       (232,771)  $       (232,771)
ABVPSF Growth and Income Class B                                                   447,340           (332,781)           114,559
ABVPSF International Value Class B                                                   2,336             (2,104)               232
ABVPSF Small/Mid Cap Value Class A                                                   5,193            (10,397)            (5,204)
American Century VP Inflation Protection Class I                                   891,588           (341,393)           550,195
American Century VP Inflation Protection Class II                                  370,715           (169,847)           200,868
American Century VP International Class I                                              354               (176)               178
American Funds Global Growth Class 2                                               772,818           (871,924)           (99,106)
American Funds Growth Class 2                                                    4,588,898         (5,953,093)        (1,364,195)
American Funds Growth-Income Class 2                                             3,298,119         (2,103,111)         1,195,008
American Funds International Class 2                                             3,532,438         (2,458,204)         1,074,234
BlackRock Global Allocation V.I. Class I                                           376,101           (247,006)           129,095
BlackRock Global Allocation V.I. Class III                                         174,392           (115,882)            58,510
Delaware VIP Diversified Income Standard Class                                   5,549,656         (1,762,876)         3,786,780
Delaware VIP Diversified Income Service Class                                    1,621,255           (604,527)         1,016,728
Delaware VIP Emerging Markets Service Class                                         19,914            (30,373)           (10,459)
Delaware VIP High Yield Standard Class                                           3,399,362           (412,956)         2,986,406
Delaware VIP High Yield Service Class                                              674,187            (83,719)           590,468
Delaware VIP Limited-Term Diversified Income Service Class                          38,382            (32,131)             6,251
Delaware VIP REIT Standard Class                                                 1,935,786         (1,299,584)           636,202
Delaware VIP REIT Service Class                                                    221,759           (174,176)            47,583
Delaware VIP Small Cap Value Service Class                                         761,139         (2,187,902)        (1,426,763)
Delaware VIP Smid Cap Growth Standard Class                                        576,722         (2,387,178)        (1,810,456)
Delaware VIP Smid Cap Growth Service Class                                             955           (124,847)          (123,892)
Delaware VIP U.S. Growth Service Class                                                  --             (1,333)            (1,333)
Delaware VIP Value Standard Class                                                2,814,961         (1,193,658)         1,621,303
Delaware VIP Value Service Class                                                   294,741           (148,753)           145,988
DWS Alternative Asset Allocation VIP Class A                                       119,691            (35,169)            84,522
DWS Alternative Asset Allocation VIP Class B                                        40,852            (13,857)            26,995
DWS Equity 500 Index VIP Class A                                                 2,840,559         (1,620,203)         1,220,356
DWS Equity 500 Index VIP Class B                                                   216,779           (149,287)            67,492
DWS Small Cap Index VIP Class A                                                    335,040           (378,038)           (42,998)
DWS Small Cap Index VIP Class B                                                     36,328            (58,145)           (21,817)
Fidelity VIP Contrafund Service Class                                            2,574,890         (2,149,585)           425,305
Fidelity VIP Contrafund Service Class 2                                            507,165           (432,113)            75,052
Fidelity VIP Growth Service Class                                                  305,353           (625,917)          (320,564)
Fidelity VIP Growth Service Class 2                                                 25,108            (67,407)           (42,299)
Fidelity VIP Mid Cap Service Class 2                                                10,106            (31,904)           (21,798)
FTVIPT Franklin Income Securities Class 2                                          130,795            (26,904)           103,891
FTVIPT Mutual Shares Securities Class 2                                             39,837            (22,799)            17,038
FTVIPT Templeton Global Bond Securities Class 2                                    344,913            (65,298)           279,615
Invesco V.I. Core Equity Series I                                                      489               (627)              (138)
Invesco V.I. International Growth Series I                                             740               (729)                11
Janus Aspen Series Worldwide Institutional Class                                     1,713             (1,308)               405
LVIP Baron Growth Opportunities Service Class                                    1,661,547         (1,454,341)           207,206
LVIP BlackRock Equity Dividend RPM Standard Class                                1,944,176         (3,051,387)        (1,107,211)
LVIP BlackRock Equity Dividend RPM Service Class                                    29,407            (69,462)           (40,055)
LVIP BlackRock Inflation Protected Bond Standard Class                                  --             (4,819)            (4,819)
LVIP BlackRock Inflation Protected Bond Service Class                                   --               (453)              (453)
LVIP Capital Growth Service Class                                                       --               (701)              (701)
LVIP Clarion Global Real Estate Standard Class                                          --            (90,975)           (90,975)
LVIP Clarion Global Real Estate Service Class                                           --            (38,368)           (38,368)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                    --             (3,295)            (3,295)
LVIP Delaware Bond Standard Class                                                6,518,810         (3,359,823)         3,158,987
LVIP Delaware Bond Service Class                                                   464,912           (271,974)           192,938
LVIP Delaware Diversified Floating Rate Service Class                               14,682             (9,925)             4,757
LVIP Delaware Foundation Aggressive Allocation Standard Class                    2,109,021         (1,225,079)           883,942

See accompanying notes.

                                                                                                DIVIDENDS
                                                                                                   FROM              TOTAL
                                                                            NET REALIZED       NET REALIZED       NET REALIZED
                                                                            GAIN (LOSS)          GAIN ON          GAIN (LOSS)
SUBACCOUNT                                                                 ON INVESTMENTS      INVESTMENTS       ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                     $       (117,625)  $             --   $       (117,625)
ABVPSF Growth and Income Class B                                                  (328,965)                --           (328,965)
ABVPSF International Value Class B                                                 (25,889)                --            (25,889)
ABVPSF Small/Mid Cap Value Class A                                                  18,867             30,266             49,133
American Century VP Inflation Protection Class I                                   426,721            733,010          1,159,731
American Century VP Inflation Protection Class II                                  169,910            319,601            489,511
American Century VP International Class I                                           (1,901)                --             (1,901)
American Funds Global Growth Class 2                                               553,327                 --            553,327
American Funds Growth Class 2                                                    5,588,620                 --          5,588,620
American Funds Growth-Income Class 2                                               541,168                 --            541,168
American Funds International Class 2                                              (798,288)                --           (798,288)
BlackRock Global Allocation V.I. Class I                                            93,363             72,847            166,210
BlackRock Global Allocation V.I. Class III                                          (7,598)            39,206             31,608
Delaware VIP Diversified Income Standard Class                                   1,902,803          5,425,986          7,328,789
Delaware VIP Diversified Income Service Class                                      298,004          1,714,037          2,012,041
Delaware VIP Emerging Markets Service Class                                        (21,475)                --            (21,475)
Delaware VIP High Yield Standard Class                                             461,439                 --            461,439
Delaware VIP High Yield Service Class                                               67,526                 --             67,526
Delaware VIP Limited-Term Diversified Income Service Class                          14,259             20,487             34,746
Delaware VIP REIT Standard Class                                                (1,613,881)                --         (1,613,881)
Delaware VIP REIT Service Class                                                    (22,333)                --            (22,333)
Delaware VIP Small Cap Value Service Class                                       5,962,459         15,104,665         21,067,124
Delaware VIP Smid Cap Growth Standard Class                                      6,252,502         13,033,913         19,286,415
Delaware VIP Smid Cap Growth Service Class                                         233,021            647,770            880,791
Delaware VIP U.S. Growth Service Class                                               7,535                 --              7,535
Delaware VIP Value Standard Class                                                1,143,814                 --          1,143,814
Delaware VIP Value Service Class                                                    57,124                 --             57,124
DWS Alternative Asset Allocation VIP Class A                                         6,992             28,178             35,170
DWS Alternative Asset Allocation VIP Class B                                           575             10,379             10,954
DWS Equity 500 Index VIP Class A                                                 2,392,772                 --          2,392,772
DWS Equity 500 Index VIP Class B                                                   143,891                 --            143,891
DWS Small Cap Index VIP Class A                                                    459,831              8,887            468,718
DWS Small Cap Index VIP Class B                                                     69,530              1,342             70,872
Fidelity VIP Contrafund Service Class                                                4,848                 --              4,848
Fidelity VIP Contrafund Service Class 2                                             81,763                 --             81,763
Fidelity VIP Growth Service Class                                                 (553,390)                --           (553,390)
Fidelity VIP Growth Service Class 2                                                119,094                 --            119,094
Fidelity VIP Mid Cap Service Class 2                                                73,453            209,160            282,613
FTVIPT Franklin Income Securities Class 2                                            4,031                 --              4,031
FTVIPT Mutual Shares Securities Class 2                                             17,349                 --             17,349
FTVIPT Templeton Global Bond Securities Class 2                                     76,308              8,659             84,967
Invesco V.I. Core Equity Series I                                                    4,899                 --              4,899
Invesco V.I. International Growth Series I                                           1,283                 --              1,283
Janus Aspen Series Worldwide Institutional Class                                     1,925                 --              1,925
LVIP Baron Growth Opportunities Service Class                                    6,016,729          6,947,960         12,964,689
LVIP BlackRock Equity Dividend RPM Standard Class                               (2,987,301)                --         (2,987,301)
LVIP BlackRock Equity Dividend RPM Service Class                                     3,825                 --              3,825
LVIP BlackRock Inflation Protected Bond Standard Class                                 375             15,695             16,070
LVIP BlackRock Inflation Protected Bond Service Class                                  (45)             1,345              1,300
LVIP Capital Growth Service Class                                                   (4,075)                --             (4,075)
LVIP Clarion Global Real Estate Standard Class                                     163,373                 --            163,373
LVIP Clarion Global Real Estate Service Class                                       61,660                 --             61,660
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                (2,012)                --             (2,012)
LVIP Delaware Bond Standard Class                                                4,173,519          7,433,209         11,606,728
LVIP Delaware Bond Service Class                                                   171,651            625,504            797,155
LVIP Delaware Diversified Floating Rate Service Class                                 (409)                --               (409)
LVIP Delaware Foundation Aggressive Allocation Standard Class                       12,817                 --             12,817

                                                                             NET CHANGE        NET INCREASE
                                                                           IN UNREALIZED        (DECREASE)
                                                                            APPRECIATION      IN NET ASSETS
                                                                                 OR             RESULTING
                                                                            DEPRECIATION           FROM
SUBACCOUNT                                                                 ON INVESTMENTS       OPERATIONS
-------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                     $      2,753,831   $      2,403,435
ABVPSF Growth and Income Class B                                                 5,022,750          4,808,344
ABVPSF International Value Class B                                                  44,462             18,805
ABVPSF Small/Mid Cap Value Class A                                                 103,543            147,472
American Century VP Inflation Protection Class I                                   364,242          2,074,168
American Century VP Inflation Protection Class II                                  184,316            874,695
American Century VP International Class I                                            6,370              4,647
American Funds Global Growth Class 2                                            16,002,424         16,456,645
American Funds Growth Class 2                                                   85,972,438         90,196,863
American Funds Growth-Income Class 2                                            28,824,955         30,561,131
American Funds International Class 2                                            37,262,700         37,538,646
BlackRock Global Allocation V.I. Class I                                         1,809,996          2,105,301
BlackRock Global Allocation V.I. Class III                                         754,652            844,770
Delaware VIP Diversified Income Standard Class                                    (760,375)        10,355,194
Delaware VIP Diversified Income Service Class                                       61,433          3,090,202
Delaware VIP Emerging Markets Service Class                                        367,693            335,759
Delaware VIP High Yield Standard Class                                           2,787,222          6,235,067
Delaware VIP High Yield Service Class                                              566,779          1,224,773
Delaware VIP Limited-Term Diversified Income Service Class                          (4,910)            36,087
Delaware VIP REIT Standard Class                                                19,283,218         18,305,539
Delaware VIP REIT Service Class                                                  2,361,483          2,386,733
Delaware VIP Small Cap Value Service Class                                       5,732,277         25,372,638
Delaware VIP Smid Cap Growth Standard Class                                      4,638,292         22,114,251
Delaware VIP Smid Cap Growth Service Class                                         296,199          1,053,098
Delaware VIP U.S. Growth Service Class                                               9,828             16,030
Delaware VIP Value Standard Class                                               12,996,859         15,761,976
Delaware VIP Value Service Class                                                 1,609,765          1,812,877
DWS Alternative Asset Allocation VIP Class A                                       157,218            276,910
DWS Alternative Asset Allocation VIP Class B                                        62,418            100,367
DWS Equity 500 Index VIP Class A                                                18,199,099         21,812,227
DWS Equity 500 Index VIP Class B                                                 1,675,623          1,887,006
DWS Small Cap Index VIP Class A                                                  4,811,674          5,237,394
DWS Small Cap Index VIP Class B                                                    733,601            782,656
Fidelity VIP Contrafund Service Class                                           29,030,563         29,460,716
Fidelity VIP Contrafund Service Class 2                                          5,613,100          5,769,915
Fidelity VIP Growth Service Class                                                8,377,924          7,503,970
Fidelity VIP Growth Service Class 2                                                668,981            745,776
Fidelity VIP Mid Cap Service Class 2                                                94,662            355,477
FTVIPT Franklin Income Securities Class 2                                          111,916            219,838
FTVIPT Mutual Shares Securities Class 2                                            206,769            241,156
FTVIPT Templeton Global Bond Securities Class 2                                    321,501            686,083
Invesco V.I. Core Equity Series I                                                    1,352              6,113
Invesco V.I. International Growth Series I                                           5,441              6,735
Janus Aspen Series Worldwide Institutional Class                                    30,793             33,123
LVIP Baron Growth Opportunities Service Class                                    9,617,956         22,789,851
LVIP BlackRock Equity Dividend RPM Standard Class                               48,382,869         44,288,357
LVIP BlackRock Equity Dividend RPM Service Class                                   997,043            960,813
LVIP BlackRock Inflation Protected Bond Standard Class                              (2,317)             8,934
LVIP BlackRock Inflation Protected Bond Service Class                               (1,152)              (305)
LVIP Capital Growth Service Class                                                    1,557             (3,219)
LVIP Clarion Global Real Estate Standard Class                                   1,773,897          1,846,295
LVIP Clarion Global Real Estate Service Class                                      704,978            728,270
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                17,374             12,067
LVIP Delaware Bond Standard Class                                                3,089,858         17,855,573
LVIP Delaware Bond Service Class                                                   366,668          1,356,761
LVIP Delaware Diversified Floating Rate Service Class                               20,332             24,680
LVIP Delaware Foundation Aggressive Allocation Standard Class                   13,075,415         13,972,174

                                                                             DIVIDENDS        MORTALITY AND
                                                                                FROM             EXPENSE              NET
                                                                             INVESTMENT         GUARANTEE          INVESTMENT
SUBACCOUNT                                                                     INCOME            CHARGES         INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Service Class              $         61,104   $        (37,687)  $         23,417
LVIP Delaware Foundation Conservative Allocation Standard Class                  6,245,299         (2,623,253)         3,622,046
LVIP Delaware Foundation Conservative Allocation Service Class                     118,046            (50,734)            67,312
LVIP Delaware Foundation Moderate Allocation Standard Class                         80,053            (31,179)            48,874
LVIP Delaware Foundation Moderate Allocation Service Class                          47,126            (17,641)            29,485
LVIP Delaware Growth and Income Standard Class                                   9,894,164         (9,344,865)           549,299
LVIP Delaware Growth and Income Service Class                                       37,110            (47,074)            (9,964)
LVIP Delaware Social Awareness Standard Class                                    3,660,860         (4,932,221)        (1,271,361)
LVIP Delaware Social Awareness Service Class                                        50,544           (118,341)           (67,797)
LVIP Delaware Special Opportunities Standard Class                               3,198,558         (4,176,051)          (977,493)
LVIP Delaware Special Opportunities Service Class                                   99,324           (228,398)          (129,074)
LVIP Global Income Standard Class                                                  167,186            (87,406)            79,780
LVIP Global Income Service Class                                                    62,341            (38,314)            24,027
LVIP JPMorgan Mid Cap Value RPM Service Class                                           --             (2,197)            (2,197)
LVIP MFS International Growth Service Class                                          2,337             (5,384)            (3,047)
LVIP MFS Value Service Class                                                        18,603            (21,810)            (3,207)
LVIP Mid-Cap Value Service Class                                                       385             (3,404)            (3,019)
LVIP Mondrian International Value Standard Class                                 6,528,409         (2,327,172)         4,201,237
LVIP Mondrian International Value Service Class                                    387,252           (142,251)           245,001
LVIP Money Market Standard Class                                                    16,919           (670,506)          (653,587)
LVIP Money Market Service Class                                                      1,850            (73,110)           (71,260)
LVIP Protected Profile 2010 Standard Class                                          85,137            (40,518)            44,619
LVIP Protected Profile 2010 Service Class                                           27,110            (14,932)            12,178
LVIP Protected Profile 2020 Standard Class                                         236,528           (116,755)           119,773
LVIP Protected Profile 2020 Service Class                                          133,620            (78,602)            55,018
LVIP Protected Profile 2030 Standard Class                                         112,787            (61,203)            51,584
LVIP Protected Profile 2030 Service Class                                          125,938            (85,478)            40,460
LVIP Protected Profile 2040 Standard Class                                          35,308            (21,066)            14,242
LVIP Protected Profile 2040 Service Class                                          109,108            (83,133)            25,975
LVIP Protected Profile 2050 Standard Class                                           1,000               (640)               360
LVIP Protected Profile 2050 Service Class                                            2,668             (2,135)               533
LVIP Protected Profile Conservative Standard Class                                 926,465           (252,658)           673,807
LVIP Protected Profile Conservative Service Class                                  637,376           (179,417)           457,959
LVIP Protected Profile Growth Standard Class                                       722,484           (285,285)           437,199
LVIP Protected Profile Growth Service Class                                        921,178           (403,108)           518,070
LVIP Protected Profile Moderate Standard Class                                   1,414,137           (450,473)           963,664
LVIP Protected Profile Moderate Service Class                                    1,375,641           (476,144)           899,497
LVIP SSgA Bond Index Standard Class                                                151,521            (65,801)            85,720
LVIP SSgA Bond Index Service Class                                                  40,302            (18,477)            21,825
LVIP SSgA Developed International 150 Service Class                                  1,926               (859)             1,067
LVIP SSgA Emerging Markets 100 Standard Class                                      642,559           (252,617)           389,942
LVIP SSgA Emerging Markets 100 Service Class                                       123,997            (49,035)            74,962
LVIP SSgA Global Tactical Allocation RPM Standard Class                            353,703           (105,670)           248,033
LVIP SSgA Global Tactical Allocation RPM Service Class                             526,309           (162,821)           363,488
LVIP SSgA International Index Standard Class                                        30,342            (13,955)            16,387
LVIP SSgA International Index Service Class                                         11,627             (6,388)             5,239
LVIP SSgA Large Cap 100 Service Class                                                  983             (1,274)              (291)
LVIP SSgA S&P 500 Index Standard Class                                             126,101           (132,664)            (6,563)
LVIP SSgA S&P 500 Index Service Class                                               28,035            (33,384)            (5,349)
LVIP SSgA Small-Cap Index Standard Class                                            43,211            (59,388)           (16,177)
LVIP SSgA Small-Cap Index Service Class                                             12,404            (30,084)           (17,680)
LVIP SSgA Small-Mid Cap 200 Service Class                                           12,836             (6,146)             6,690
LVIP T. Rowe Price Growth Stock Service Class                                           --             (6,423)            (6,423)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                             --         (1,510,039)        (1,510,039)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                              --            (63,912)           (63,912)
LVIP Templeton Growth RPM Service Class                                              5,604             (3,757)             1,847
LVIP UBS Large Cap Growth RPM Standard Class                                            --         (2,577,053)        (2,577,053)

See accompanying notes.

                                                                                                DIVIDENDS
                                                                                                   FROM              TOTAL
                                                                            NET REALIZED       NET REALIZED       NET REALIZED
                                                                            GAIN (LOSS)          GAIN ON          GAIN (LOSS)
SUBACCOUNT                                                                 ON INVESTMENTS      INVESTMENTS       ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Service Class              $         14,244   $             --   $         14,244
LVIP Delaware Foundation Conservative Allocation Standard Class                   (671,930)                --           (671,930)
LVIP Delaware Foundation Conservative Allocation Service Class                      (4,018)                --             (4,018)
LVIP Delaware Foundation Moderate Allocation Standard Class                         16,939              4,276             21,215
LVIP Delaware Foundation Moderate Allocation Service Class                           4,113              2,675              6,788
LVIP Delaware Growth and Income Standard Class                                   8,030,218            838,317          8,868,535
LVIP Delaware Growth and Income Service Class                                       30,275              4,369             34,644
LVIP Delaware Social Awareness Standard Class                                    6,597,637         33,736,578         40,334,215
LVIP Delaware Social Awareness Service Class                                        48,128            848,800            896,928
LVIP Delaware Special Opportunities Standard Class                               8,918,274         47,240,885         56,159,159
LVIP Delaware Special Opportunities Service Class                                  (26,006)         2,665,327          2,639,321
LVIP Global Income Standard Class                                                    5,390             15,700             21,090
LVIP Global Income Service Class                                                     1,375              6,444              7,819
LVIP JPMorgan Mid Cap Value RPM Service Class                                        6,062                 --              6,062
LVIP MFS International Growth Service Class                                          8,376                 --              8,376
LVIP MFS Value Service Class                                                        78,372                 --             78,372
LVIP Mid-Cap Value Service Class                                                     8,252                 --              8,252
LVIP Mondrian International Value Standard Class                                 1,550,314                 --          1,550,314
LVIP Mondrian International Value Service Class                                   (189,055)                --           (189,055)
LVIP Money Market Standard Class                                                        --                286                286
LVIP Money Market Service Class                                                         --                 33                 33
LVIP Protected Profile 2010 Standard Class                                         152,178                 --            152,178
LVIP Protected Profile 2010 Service Class                                           38,036                 --             38,036
LVIP Protected Profile 2020 Standard Class                                         292,719                 --            292,719
LVIP Protected Profile 2020 Service Class                                           72,765                 --             72,765
LVIP Protected Profile 2030 Standard Class                                          84,762                 --             84,762
LVIP Protected Profile 2030 Service Class                                           38,736                 --             38,736
LVIP Protected Profile 2040 Standard Class                                          28,010                 --             28,010
LVIP Protected Profile 2040 Service Class                                           56,655                 --             56,655
LVIP Protected Profile 2050 Standard Class                                            (109)                --               (109)
LVIP Protected Profile 2050 Service Class                                              339                 --                339
LVIP Protected Profile Conservative Standard Class                                 588,610            114,314            702,924
LVIP Protected Profile Conservative Service Class                                  266,474             83,664            350,138
LVIP Protected Profile Growth Standard Class                                       154,274                 --            154,274
LVIP Protected Profile Growth Service Class                                        126,307                 --            126,307
LVIP Protected Profile Moderate Standard Class                                     671,802                 --            671,802
LVIP Protected Profile Moderate Service Class                                      332,001                 --            332,001
LVIP SSgA Bond Index Standard Class                                                102,148                776            102,924
LVIP SSgA Bond Index Service Class                                                  23,188                215             23,403
LVIP SSgA Developed International 150 Service Class                                   (640)                --               (640)
LVIP SSgA Emerging Markets 100 Standard Class                                     (360,664)         2,322,247          1,961,583
LVIP SSgA Emerging Markets 100 Service Class                                       (92,273)           487,796            395,523
LVIP SSgA Global Tactical Allocation RPM Standard Class                            (66,226)                --            (66,226)
LVIP SSgA Global Tactical Allocation RPM Service Class                              46,657                 --             46,657
LVIP SSgA International Index Standard Class                                       (15,748)                --            (15,748)
LVIP SSgA International Index Service Class                                         (3,416)                --             (3,416)
LVIP SSgA Large Cap 100 Service Class                                               14,316                 --             14,316
LVIP SSgA S&P 500 Index Standard Class                                             612,699                 --            612,699
LVIP SSgA S&P 500 Index Service Class                                               59,523                 --             59,523
LVIP SSgA Small-Cap Index Standard Class                                           200,482                 --            200,482
LVIP SSgA Small-Cap Index Service Class                                            104,497                 --            104,497
LVIP SSgA Small-Mid Cap 200 Service Class                                           13,271             45,919             59,190
LVIP T. Rowe Price Growth Stock Service Class                                       22,747                 --             22,747
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                      2,077,698          4,243,263          6,320,961
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                         185,754            188,314            374,068
LVIP Templeton Growth RPM Service Class                                              1,528                 --              1,528
LVIP UBS Large Cap Growth RPM Standard Class                                     3,152,492                 --          3,152,492

                                                                                               NET INCREASE
                                                                             NET CHANGE         (DECREASE)
                                                                           IN UNREALIZED      IN NET ASSETS
                                                                            APPRECIATION        RESULTING
                                                                          OR DEPRECIATION          FROM
SUBACCOUNT                                                                 ON INVESTMENTS       OPERATIONS
-------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Service Class              $        368,013   $        405,674
LVIP Delaware Foundation Conservative Allocation Standard Class                 20,851,344         23,801,460
LVIP Delaware Foundation Conservative Allocation Service Class                     380,238            443,532
LVIP Delaware Foundation Moderate Allocation Standard Class                        221,948            292,037
LVIP Delaware Foundation Moderate Allocation Service Class                         116,494            152,767
LVIP Delaware Growth and Income Standard Class                                 113,553,512        122,971,346
LVIP Delaware Growth and Income Service Class                                      553,440            578,120
LVIP Delaware Social Awareness Standard Class                                   25,661,772         64,724,626
LVIP Delaware Social Awareness Service Class                                       628,515          1,457,646
LVIP Delaware Special Opportunities Standard Class                              (1,596,197)        53,585,469
LVIP Delaware Special Opportunities Service Class                                  287,605          2,797,852
LVIP Global Income Standard Class                                                  427,288            528,158
LVIP Global Income Service Class                                                   167,868            199,714
LVIP JPMorgan Mid Cap Value RPM Service Class                                       20,393             24,258
LVIP MFS International Growth Service Class                                         77,203             82,532
LVIP MFS Value Service Class                                                       202,657            277,822
LVIP Mid-Cap Value Service Class                                                    54,150             59,383
LVIP Mondrian International Value Standard Class                                13,081,853         18,833,404
LVIP Mondrian International Value Service Class                                  1,098,091          1,154,037
LVIP Money Market Standard Class                                                        --           (653,301)
LVIP Money Market Service Class                                                         --            (71,227)
LVIP Protected Profile 2010 Standard Class                                          74,004            270,801
LVIP Protected Profile 2010 Service Class                                           52,511            102,725
LVIP Protected Profile 2020 Standard Class                                         396,142            808,634
LVIP Protected Profile 2020 Service Class                                          394,738            522,521
LVIP Protected Profile 2030 Standard Class                                         250,006            386,352
LVIP Protected Profile 2030 Service Class                                          452,956            532,152
LVIP Protected Profile 2040 Standard Class                                          76,910            119,162
LVIP Protected Profile 2040 Service Class                                          365,138            447,768
LVIP Protected Profile 2050 Standard Class                                           3,228              3,479
LVIP Protected Profile 2050 Service Class                                           11,844             12,716
LVIP Protected Profile Conservative Standard Class                                 638,269          2,015,000
LVIP Protected Profile Conservative Service Class                                  550,916          1,359,013
LVIP Protected Profile Growth Standard Class                                     1,649,723          2,241,196
LVIP Protected Profile Growth Service Class                                      2,225,319          2,869,696
LVIP Protected Profile Moderate Standard Class                                   1,902,424          3,537,890
LVIP Protected Profile Moderate Service Class                                    2,235,432          3,466,930
LVIP SSgA Bond Index Standard Class                                                 (6,762)           181,882
LVIP SSgA Bond Index Service Class                                                  (3,929)            41,299
LVIP SSgA Developed International 150 Service Class                                  9,010              9,437
LVIP SSgA Emerging Markets 100 Standard Class                                      (70,840)         2,280,685
LVIP SSgA Emerging Markets 100 Service Class                                       (27,967)           442,518
LVIP SSgA Global Tactical Allocation RPM Standard Class                            845,264          1,027,071
LVIP SSgA Global Tactical Allocation RPM Service Class                           1,096,068          1,506,213
LVIP SSgA International Index Standard Class                                       208,649            209,288
LVIP SSgA International Index Service Class                                         96,062             97,885
LVIP SSgA Large Cap 100 Service Class                                               (5,845)             8,180
LVIP SSgA S&P 500 Index Standard Class                                           1,106,326          1,712,462
LVIP SSgA S&P 500 Index Service Class                                              360,395            414,569
LVIP SSgA Small-Cap Index Standard Class                                           620,292            804,597
LVIP SSgA Small-Cap Index Service Class                                            278,316            365,133
LVIP SSgA Small-Mid Cap 200 Service Class                                           (2,568)            63,312
LVIP T. Rowe Price Growth Stock Service Class                                       68,164             84,488
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     16,141,846         20,952,768
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                         534,748            844,904
LVIP Templeton Growth RPM Service Class                                             54,983             58,358
LVIP UBS Large Cap Growth RPM Standard Class                                    35,415,960         35,991,399

                                                                             DIVIDENDS        MORTALITY AND
                                                                                FROM             EXPENSE              NET
                                                                             INVESTMENT         GUARANTEE          INVESTMENT
SUBACCOUNT                                                                     INCOME            CHARGES         INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
LVIP UBS Large Cap Growth RPM Service Class                               $             --   $        (17,628)  $        (17,628)
LVIP Vanguard Domestic Equity ETF Service Class                                     29,439            (17,665)            11,774
LVIP Vanguard International Equity ETF Service Class                                67,444            (13,331)            54,113
MFS VIT Core Equity Initial Class                                                       67                (86)               (19)
MFS VIT Total Return Initial Class                                                  48,061            (19,887)            28,174
MFS VIT Utilities Initial Class                                                 11,254,478         (1,703,256)         9,551,222
MFS VIT Utilities Service Class                                                  1,837,159           (283,110)         1,554,049
NB AMT Large Cap Value I Class                                                         257               (321)               (64)
NB AMT Mid Cap Growth I Class                                                           --         (1,160,542)        (1,160,542)
NB AMT Mid Cap Intrinsic Value I Class                                                 932             (2,218)            (1,286)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                 3,134             (1,402)             1,732
PIMCO VIT Total Return Administrative Class                                        281,769           (111,738)           170,031
Putnam VT Global Health Care Class IB                                                  967               (747)               220
Wells Fargo Advantage VT Intrinsic Value Class 2                                     2,193             (2,139)                54
Wells Fargo Advantage VT Omega Growth Class 2                                           --             (1,091)            (1,091)
Wells Fargo Advantage VT Small Cap Growth Class 2                                       --             (3,519)            (3,519)

See accompanying notes.

                                                                                                DIVIDENDS
                                                                                                   FROM              TOTAL
                                                                            NET REALIZED       NET REALIZED       NET REALIZED
                                                                            GAIN (LOSS)          GAIN ON          GAIN (LOSS)
SUBACCOUNT                                                                 ON INVESTMENTS      INVESTMENTS       ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
LVIP UBS Large Cap Growth RPM Service Class                               $         24,972   $             --   $         24,972
LVIP Vanguard Domestic Equity ETF Service Class                                     33,035                 --             33,035
LVIP Vanguard International Equity ETF Service Class                                (3,697)                19             (3,678)
MFS VIT Core Equity Initial Class                                                       67                 --                 67
MFS VIT Total Return Initial Class                                                   9,082                 --              9,082
MFS VIT Utilities Initial Class                                                  1,968,608                 --          1,968,608
MFS VIT Utilities Service Class                                                    127,823                 --            127,823
NB AMT Large Cap Value I Class                                                      (2,621)                --             (2,621)
NB AMT Mid Cap Growth I Class                                                    4,174,763                 --          4,174,763
NB AMT Mid Cap Intrinsic Value I Class                                               6,594             40,112             46,706
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                (4,105)             4,318                213
PIMCO VIT Total Return Administrative Class                                         38,055            311,601            349,656
Putnam VT Global Health Care Class IB                                                  544              6,241              6,785
Wells Fargo Advantage VT Intrinsic Value Class 2                                    (1,039)                --             (1,039)
Wells Fargo Advantage VT Omega Growth Class 2                                       14,350              5,114             19,464
Wells Fargo Advantage VT Small Cap Growth Class 2                                    9,426             15,667             25,093

                                                                                               NET INCREASE
                                                                             NET CHANGE         (DECREASE)
                                                                           IN UNREALIZED      IN NET ASSETS
                                                                            APPRECIATION        RESULTING
                                                                          OR DEPRECIATION          FROM
SUBACCOUNT                                                                 ON INVESTMENTS       OPERATIONS
-------------------------------------------------------------------------------------------------------------
LVIP UBS Large Cap Growth RPM Service Class                               $        214,076   $        221,420
LVIP Vanguard Domestic Equity ETF Service Class                                    129,621            174,430
LVIP Vanguard International Equity ETF Service Class                               121,363            171,798
MFS VIT Core Equity Initial Class                                                    1,136              1,184
MFS VIT Total Return Initial Class                                                 124,846            162,102
MFS VIT Utilities Initial Class                                                  8,121,608         19,641,438
MFS VIT Utilities Service Class                                                  1,566,574          3,248,446
NB AMT Large Cap Value I Class                                                      11,390              8,705
NB AMT Mid Cap Growth I Class                                                    9,358,814         12,373,035
NB AMT Mid Cap Intrinsic Value I Class                                             (22,191)            23,229
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                 2,988              4,933
PIMCO VIT Total Return Administrative Class                                        282,994            802,681
Putnam VT Global Health Care Class IB                                                6,764             13,769
Wells Fargo Advantage VT Intrinsic Value Class 2                                    28,983             27,998
Wells Fargo Advantage VT Omega Growth Class 2                                        1,884             20,257
Wells Fargo Advantage VT Small Cap Growth Class 2                                    1,224             22,798

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                            ABVPSF
                                                                            GLOBAL         ABVPSF         ABVPSF         ABVPSF
                                                                           THEMATIC      GROWTH AND    INTERNATIONAL    SMALL/MID
                                                                            GROWTH         INCOME          VALUE        CAP VALUE
                                                                            CLASS B        CLASS B        CLASS B        CLASS A
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $  33,715,620  $  30,776,000  $     221,965  $     980,981
Changes From Operations:
 - Net investment income (loss)                                               (191,116)        23,163          6,339         (6,748)
 - Net realized gain (loss) on investments                                     774,132       (971,113)       (14,771)        14,432
 - Net change in unrealized appreciation or depreciation on investments     (7,816,406)     2,460,334        (45,024)      (103,735)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (7,233,390)     1,512,384        (53,456)       (96,051)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        1,802,515      1,910,826         18,233         81,434
 - Contract withdrawals & transfers to annuity reserves                     (2,618,604)    (2,996,127)        (6,519)      (112,852)
 - Contract transfers                                                       (3,758,944)    (1,093,438)         5,111         22,145
                                                                         -------------  -------------  -------------  -------------
                                                                            (4,575,033)    (2,178,739)        16,825         (9,273)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                       (5,917)            --             --           (249)
 - Annuity Payments                                                             (5,521)        (6,857)            --           (253)
 - Receipt (reimbursement) of mortality guarantee adjustment                       450             74             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                               (10,988)        (6,783)            --           (502)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (4,586,021)    (2,185,522)        16,825         (9,775)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (11,819,411)      (673,138)       (36,631)      (105,826)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             21,896,209     30,102,862        185,334        875,155
Changes From Operations:
 - Net investment income (loss)                                               (232,771)       114,559            232         (5,204)
 - Net realized gain (loss) on investments                                    (117,625)      (328,965)       (25,889)        49,133
 - Net change in unrealized appreciation or depreciation on investments      2,753,831      5,022,750         44,462        103,543
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,403,435      4,808,344         18,805        147,472
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        1,494,597      1,912,120            214          1,522
 - Contract withdrawals & transfers to annuity reserves                     (2,762,511)    (4,212,969)        (9,349)       (43,889)
 - Contract transfers                                                         (915,917)        46,300        (19,568)       (68,686)
                                                                         -------------  -------------  -------------  -------------
                                                                            (2,183,831)    (2,254,549)       (28,703)      (111,053)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --             --
 - Annuity Payments                                                             (4,131)       (10,219)            --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                       408            269             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                (3,723)        (9,950)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (2,187,554)    (2,264,499)       (28,703)      (111,053)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        215,881      2,543,845         (9,898)        36,419
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  22,112,090  $  32,646,707  $     175,436  $     911,574
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                             AMERICAN          AMERICAN
                                                                            CENTURY VP        CENTURY VP         AMERICAN
                                                                             INFLATION         INFLATION        CENTURY VP
                                                                            PROTECTION        PROTECTION       INTERNATIONAL
                                                                              CLASS I          CLASS II           CLASS I
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                                $    15,914,894   $    10,163,897   $        23,362
Changes From Operations:
 - Net investment income (loss)                                                   731,553           338,759               107
 - Net realized gain (loss) on investments                                        325,709           280,730               246
 - Net change in unrealized appreciation or depreciation on investments         1,163,624           542,094            (6,941)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 2,220,886         1,161,583            (6,588)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                             967,183         2,046,281             1,320
 - Contract withdrawals & transfers to annuity reserves                        (2,180,396)       (1,007,382)           (3,959)
 - Contract transfers                                                          16,042,607           744,373            24,558
                                                                          ---------------   ---------------   ---------------
                                                                               14,829,394         1,783,272            21,919
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --           149,891                --
 - Annuity Payments                                                                93,398          (143,253)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                          915                75                --
                                                                          ---------------   ---------------   ---------------
                                                                                   94,313             6,713                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         14,923,707         1,789,985            21,919
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        17,144,593         2,951,568            15,331
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                33,059,487        13,115,465            38,693
Changes From Operations:
 - Net investment income (loss)                                                   550,195           200,868               178
 - Net realized gain (loss) on investments                                      1,159,731           489,511            (1,901)
 - Net change in unrealized appreciation or depreciation on investments           364,242           184,316             6,370
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 2,074,168           874,695             4,647
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           1,313,153         1,781,365             1,320
 - Contract withdrawals & transfers to annuity reserves                        (3,789,870)       (1,481,997)           (1,310)
 - Contract transfers                                                           1,732,799         2,119,386           (16,135)
                                                                          ---------------   ---------------   ---------------
                                                                                 (743,918)        2,418,754           (16,125)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --            63,645                --
 - Annuity Payments                                                                27,379           (73,854)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                       (1,551)             (440)               --
                                                                          ---------------   ---------------   ---------------
                                                                                   25,828           (10,649)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           (718,090)        2,408,105           (16,125)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,356,078         3,282,800           (11,478)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    34,415,565   $    16,398,265   $        27,215
                                                                          ===============   ===============   ===============

                                                                             AMERICAN
                                                                               FUNDS           AMERICAN          AMERICAN
                                                                              GLOBAL             FUNDS             FUNDS
                                                                              GROWTH            GROWTH         GROWTH-INCOME
                                                                              CLASS 2           CLASS 2           CLASS 2
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                                $    95,794,172   $   650,467,064   $   213,796,579
Changes From Operations:
 - Net investment income (loss)                                                   244,623        (2,551,906)        1,008,295
 - Net realized gain (loss) on investments                                        333,901         1,823,344        (1,354,127)
 - Net change in unrealized appreciation or depreciation on investments        (9,453,466)      (29,895,232)       (5,311,007)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (8,874,942)      (30,623,794)       (5,656,839)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           6,664,178        34,147,299        15,380,685
 - Contract withdrawals & transfers to annuity reserves                        (8,896,518)      (60,934,002)      (20,203,199)
 - Contract transfers                                                          (4,424,668)      (32,844,636)      (11,664,331)
                                                                          ---------------   ---------------   ---------------
                                                                               (6,657,008)      (59,631,339)      (16,486,845)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          (5,015)            5,556            93,839
 - Annuity Payments                                                               (72,055)         (627,889)         (257,361)
 - Receipt (reimbursement) of mortality guarantee adjustment                        2,865           (12,354)           (6,050)
                                                                          ---------------   ---------------   ---------------
                                                                                  (74,205)         (634,687)         (169,572)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (6,731,213)      (60,266,026)      (16,656,417)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (15,606,155)      (90,889,820)      (22,313,256)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                80,188,017       559,577,244       191,483,323
Changes From Operations:
 - Net investment income (loss)                                                   (99,106)       (1,364,195)        1,195,008
 - Net realized gain (loss) on investments                                        553,327         5,588,620           541,168
 - Net change in unrealized appreciation or depreciation on investments        16,002,424        85,972,438        28,824,955
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                16,456,645        90,196,863        30,561,131
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           5,581,027        29,533,855        14,099,711
 - Contract withdrawals & transfers to annuity reserves                        (8,740,856)      (63,403,120)      (21,581,613)
 - Contract transfers                                                          (3,200,760)      (31,958,082)       (6,346,450)
                                                                          ---------------   ---------------   ---------------
                                                                               (6,360,589)      (65,827,347)      (13,828,352)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --           (57,334)           (2,115)
 - Annuity Payments                                                               (72,512)         (596,188)         (260,800)
 - Receipt (reimbursement) of mortality guarantee adjustment                       (1,304)          (54,812)            6,333
                                                                          ---------------   ---------------   ---------------
                                                                                  (73,816)         (708,334)         (256,582)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (6,434,405)      (66,535,681)      (14,084,934)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        10,022,240        23,661,182        16,476,197
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    90,210,257   $   583,238,426   $   207,959,520
                                                                          ===============   ===============   ===============

                                                                             AMERICAN          BLACKROCK         BLACKROCK
                                                                               FUNDS            GLOBAL            GLOBAL
                                                                           INTERNATIONAL    ALLOCATION V.I.   ALLOCATION V.I.
                                                                              CLASS 2           CLASS I          CLASS III
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                                $   304,105,987   $    19,126,536   $     5,422,177
Changes From Operations:
 - Net investment income (loss)                                                 1,929,454           318,454           130,175
 - Net realized gain (loss) on investments                                        847,036           613,026           262,045
 - Net change in unrealized appreciation or depreciation on investments       (44,874,194)       (2,023,035)         (886,500)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (42,097,704)       (1,091,555)         (494,280)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          18,408,962         1,755,816         2,546,625
 - Contract withdrawals & transfers to annuity reserves                       (26,903,115)       (1,495,635)         (443,307)
 - Contract transfers                                                         (17,081,703)        4,655,663         1,769,094
                                                                          ---------------   ---------------   ---------------
                                                                              (25,575,856)        4,915,844         3,872,412
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          18,199                --           244,523
 - Annuity Payments                                                              (217,881)           77,861          (109,050)
 - Receipt (reimbursement) of mortality guarantee adjustment                       (1,368)           (7,783)               17
                                                                          ---------------   ---------------   ---------------
                                                                                 (201,050)           70,078           135,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (25,776,906)        4,985,922         4,007,902
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (67,874,610)        3,894,367         3,513,622
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               236,231,377        23,020,903         8,935,799
Changes From Operations:
 - Net investment income (loss)                                                 1,074,234           129,095            58,510
 - Net realized gain (loss) on investments                                       (798,288)          166,210            31,608
 - Net change in unrealized appreciation or depreciation on investments        37,262,700         1,809,996           754,652
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                37,538,646         2,105,301           844,770
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          15,078,533         1,400,479         2,574,769
 - Contract withdrawals & transfers to annuity reserves                       (25,501,489)       (2,331,115)         (743,232)
 - Contract transfers                                                         (15,528,348)          622,973           361,810
                                                                          ---------------   ---------------   ---------------
                                                                              (25,951,304)         (307,663)        2,193,347
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                            (595)               --                --
 - Annuity Payments                                                              (199,083)           (2,305)          (32,140)
 - Receipt (reimbursement) of mortality guarantee adjustment                      (25,852)              856              (165)
                                                                          ---------------   ---------------   ---------------
                                                                                 (225,530)           (1,449)          (32,305)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (26,176,834)         (309,112)        2,161,042
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        11,361,812         1,796,189         3,005,812
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   247,593,189   $    24,817,092   $    11,941,611
                                                                          ===============   ===============   ===============

                                                                           DELAWARE       DELAWARE       DELAWARE       DELAWARE
                                                                              VIP            VIP            VIP            VIP
                                                                          DIVERSIFIED    DIVERSIFIED     EMERGING      HIGH YIELD
                                                                            INCOME         INCOME         MARKETS       STANDARD
                                                                         STANDARD CLASS SERVICE CLASS  SERVICE CLASS      CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $ 180,588,126  $  49,106,868  $   3,291,673  $  38,060,859
Changes From Operations:
 - Net investment income (loss)                                              5,497,412      1,435,104         15,343      3,010,507
 - Net realized gain (loss) on investments                                   9,406,800      2,414,727         58,900        419,418
 - Net change in unrealized appreciation or depreciation on investments     (5,753,493)    (1,325,576)      (748,777)    (2,979,149)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              9,150,719      2,524,255       (674,534)       450,776
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        6,998,187      7,643,435        320,829      1,448,995
 - Contract withdrawals & transfers to annuity reserves                    (17,927,809)    (4,938,858)      (137,643)    (4,907,932)
 - Contract transfers                                                       (3,867,937)    (1,181,931)      (194,400)     1,297,141
                                                                         -------------  -------------  -------------  -------------
                                                                           (14,797,559)     1,522,646        (11,214)    (2,161,796)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                      478,546         77,983             --         95,397
 - Annuity Payments                                                           (354,435)       (16,847)        (1,766)       (24,745)
 - Receipt (reimbursement) of mortality guarantee adjustment                    12,262         (2,421)            11         (6,533)
                                                                         -------------  -------------  -------------  -------------
                                                                               136,373         58,715         (1,755)        64,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (14,661,186)     1,581,361        (12,969)    (2,097,677)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (5,510,467)     4,105,616       (687,503)    (1,646,901)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                            175,077,659     53,212,484      2,604,170     36,413,958
Changes From Operations:
 - Net investment income (loss)                                              3,786,780      1,016,728        (10,459)     2,986,406
 - Net realized gain (loss) on investments                                   7,328,789      2,012,041        (21,475)       461,439
 - Net change in unrealized appreciation or depreciation on investments       (760,375)        61,433        367,693      2,787,222
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             10,355,194      3,090,202        335,759      6,235,067
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        6,329,035      6,269,091         13,097      1,288,215
 - Contract withdrawals & transfers to annuity reserves                    (20,279,773)    (5,568,728)      (227,966)    (5,590,004)
 - Contract transfers                                                       (1,241,075)       527,484         (5,854)     6,737,346
                                                                         -------------  -------------  -------------  -------------
                                                                           (15,191,813)     1,227,847       (220,723)     2,435,557
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                       12,991             --             --          6,362
 - Annuity Payments                                                           (310,636)       (23,845)        (1,526)       (37,177)
 - Receipt (reimbursement) of mortality guarantee adjustment                     3,111           (515)           (19)          (611)
                                                                         -------------  -------------  -------------  -------------
                                                                              (294,534)       (24,360)        (1,545)       (31,426)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (15,486,347)     1,203,487       (222,268)     2,404,131
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (5,131,153)     4,293,689        113,491      8,639,198
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 169,946,506  $  57,506,173  $   2,717,661  $  45,053,156
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                               DELAWARE
                                                                                                  VIP
                                                                             DELAWARE        LIMITED-TERM
                                                                                VIP           DIVERSIFIED        DELAWARE
                                                                            HIGH YIELD          INCOME           VIP REIT
                                                                           SERVICE CLASS     SERVICE CLASS    STANDARD CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                                $     5,883,107   $     2,618,555   $   116,160,606
Changes From Operations:
 - Net investment income (loss)                                                   448,923            12,244           688,008
 - Net realized gain (loss) on investments                                         30,924            54,666        (4,148,171)
 - Net change in unrealized appreciation or depreciation on investments          (421,763)          (27,126)       14,382,568
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    58,084            39,784        10,922,405
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           1,550,282           217,037         4,516,422
 - Contract withdrawals & transfers to annuity reserves                          (630,292)         (528,142)      (10,739,907)
 - Contract transfers                                                             144,808           323,791        (2,259,408)
                                                                          ---------------   ---------------   ---------------
                                                                                1,064,798            12,686        (8,482,893)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --                --           115,154
 - Annuity Payments                                                                    --                --           (84,864)
 - Receipt (reimbursement) of mortality guarantee adjustment                           --                --            (2,160)
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --            28,130
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          1,064,798            12,686        (8,454,763)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,122,882            52,470         2,467,642
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 7,005,989         2,671,025       118,628,248
Changes From Operations:
 - Net investment income (loss)                                                   590,468             6,251           636,202
 - Net realized gain (loss) on investments                                         67,526            34,746        (1,613,881)
 - Net change in unrealized appreciation or depreciation on investments           566,779            (4,910)       19,283,218
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,224,773            36,087        18,305,539
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           1,600,453             7,547         3,935,272
 - Contract withdrawals & transfers to annuity reserves                        (1,030,707)         (199,097)      (13,892,682)
 - Contract transfers                                                           1,029,265           (48,436)        1,364,783
                                                                          ---------------   ---------------   ---------------
                                                                                1,599,011          (239,986)       (8,592,627)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --                --            30,003
 - Annuity Payments                                                                    --                --           (89,131)
 - Receipt (reimbursement) of mortality guarantee adjustment                           --                --             1,336
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --           (57,792)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          1,599,011          (239,986)       (8,650,419)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,823,784          (203,899)        9,655,120
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     9,829,773   $     2,467,126   $   128,283,368
                                                                          ===============   ===============   ===============

                                                                                               DELAWARE          DELAWARE
                                                                             DELAWARE          VIP SMALL         VIP SMID
                                                                             VIP REIT          CAP VALUE        CAP GROWTH
                                                                           SERVICE CLASS     SERVICE CLASS    STANDARD CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                                $    13,597,791   $   241,206,266   $   226,698,063
Changes From Operations:
 - Net investment income (loss)                                                    47,645        (1,616,414)          (71,325)
 - Net realized gain (loss) on investments                                       (187,971)        6,417,267        11,529,227
 - Net change in unrealized appreciation or depreciation on investments         1,433,339       (10,748,944)        4,353,238
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,293,013        (5,948,091)       15,811,140
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           2,178,912        12,182,058         6,917,363
 - Contract withdrawals & transfers to annuity reserves                        (1,510,702)      (22,544,480)      (23,058,268)
 - Contract transfers                                                            (101,371)      (13,517,732)          179,029
                                                                          ---------------   ---------------   ---------------
                                                                                  566,839       (23,880,154)      (15,961,876)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --           180,020           118,237
 - Annuity Payments                                                                    --          (163,310)         (121,644)
 - Receipt (reimbursement) of mortality guarantee adjustment                           --              (796)           (7,581)
                                                                          ---------------   ---------------   ---------------
                                                                                       --            15,914           (10,988)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            566,839       (23,864,240)      (15,972,864)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,859,852       (29,812,331)         (161,724)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                15,457,643       211,393,935       226,536,339
Changes From Operations:
 - Net investment income (loss)                                                    47,583        (1,426,763)       (1,810,456)
 - Net realized gain (loss) on investments                                        (22,333)       21,067,124        19,286,415
 - Net change in unrealized appreciation or depreciation on investments         2,361,483         5,732,277         4,638,292
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 2,386,733        25,372,638        22,114,251
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           2,247,235        10,411,166         6,640,225
 - Contract withdrawals & transfers to annuity reserves                        (2,441,408)      (23,809,868)      (25,796,579)
 - Contract transfers                                                              92,031       (10,408,333)      (12,902,882)
                                                                          ---------------   ---------------   ---------------
                                                                                 (102,142)      (23,807,035)      (32,059,236)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --            13,481           116,145
 - Annuity Payments                                                                    --          (160,202)          (90,043)
 - Receipt (reimbursement) of mortality guarantee adjustment                           --           (10,602)          (11,156)
                                                                          ---------------   ---------------   ---------------
                                                                                       --          (157,323)           14,946
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           (102,142)      (23,964,358)      (32,044,290)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,284,591         1,408,280        (9,930,039)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    17,742,234   $   212,802,215   $   216,606,300
                                                                          ===============   ===============   ===============

                                                                             DELAWARE          DELAWARE
                                                                             VIP SMID          VIP U.S.          DELAWARE
                                                                            CAP GROWTH          GROWTH           VIP VALUE
                                                                           SERVICE CLASS     SERVICE CLASS    STANDARD CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                                $     8,747,116   $        76,235   $   114,397,671
Changes From Operations:
 - Net investment income (loss)                                                   (25,164)           (1,189)        1,156,113
 - Net realized gain (loss) on investments                                        379,909             2,777          (194,894)
 - Net change in unrealized appreciation or depreciation on investments           183,429             1,180         8,477,341
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   538,174             2,768         9,438,560
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           1,679,191                65         4,562,100
 - Contract withdrawals & transfers to annuity reserves                        (1,066,282)           (4,478)      (10,869,795)
 - Contract transfers                                                             996,380            33,824         1,875,833
                                                                          ---------------   ---------------   ---------------
                                                                                1,609,289            29,411        (4,431,862)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --                --           (22,392)
 - Annuity Payments                                                                    --                --          (171,651)
 - Receipt (reimbursement) of mortality guarantee adjustment                           --                --             5,677
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --          (188,366)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          1,609,289            29,411        (4,620,228)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,147,463            32,179         4,818,332
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                10,894,579           108,414       119,216,003
Changes From Operations:
 - Net investment income (loss)                                                  (123,892)           (1,333)        1,621,303
 - Net realized gain (loss) on investments                                        880,791             7,535         1,143,814
 - Net change in unrealized appreciation or depreciation on investments           296,199             9,828        12,996,859
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,053,098            16,030        15,761,976
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           2,609,335               126         4,153,859
 - Contract withdrawals & transfers to annuity reserves                        (1,615,553)          (10,170)      (12,581,961)
 - Contract transfers                                                            (289,133)           (2,553)       (1,574,664)
                                                                          ---------------   ---------------   ---------------
                                                                                  704,649           (12,597)      (10,002,766)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --                --            22,114
 - Annuity Payments                                                                    --                --          (165,852)
 - Receipt (reimbursement) of mortality guarantee adjustment                           --                --            10,644
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --          (133,094)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            704,649           (12,597)      (10,135,860)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,757,747             3,433         5,626,116
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    12,652,326   $       111,847   $   124,842,119
                                                                          ===============   ===============   ===============

                                                                                            DWS            DWS
                                                                                        ALTERNATIVE    ALTERNATIVE
                                                                                           ASSET          ASSET           DWS
                                                                           DELAWARE      ALLOCATION     ALLOCATION     EQUITY 500
                                                                           VIP VALUE         VIP            VIP         INDEX VIP
                                                                         SERVICE CLASS     CLASS A        CLASS B        CLASS A
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $  10,958,433  $   2,105,191  $     392,391  $ 166,413,117
Changes From Operations:
 - Net investment income (loss)                                                 80,982          7,805           (850)     1,142,528
 - Net realized gain (loss) on investments                                     (12,253)        36,467          3,777        876,193
 - Net change in unrealized appreciation or depreciation on investments        865,019       (168,014)       (39,677)      (522,843)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                933,748       (123,742)       (36,750)     1,495,878
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,158,512        292,740        444,425      6,454,743
 - Contract withdrawals & transfers to annuity reserves                     (1,180,822)      (314,083)       (21,000)   (15,559,907)
 - Contract transfers                                                          193,835      1,118,147        176,355     (4,825,484)
                                                                         -------------  -------------  -------------  -------------
                                                                             1,171,525      1,096,804        599,780    (13,930,648)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --             --
 - Annuity Payments                                                                 --             --             --       (245,877)
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --             --            592
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --       (245,285)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,171,525      1,096,804        599,780    (14,175,933)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,105,273        973,062        563,030    (12,680,055)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             13,063,706      3,078,253        955,421    153,733,062
Changes From Operations:
 - Net investment income (loss)                                                145,988         84,522         26,995      1,220,356
 - Net realized gain (loss) on investments                                      57,124         35,170         10,954      2,392,772
 - Net change in unrealized appreciation or depreciation on investments      1,609,765        157,218         62,418     18,199,099
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,812,877        276,910        100,367     21,812,227
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,499,716        243,147        595,604      5,872,551
 - Contract withdrawals & transfers to annuity reserves                     (1,393,022)      (290,107)      (100,546)   (17,741,544)
 - Contract transfers                                                          435,586        683,396        188,743     (4,566,621)
                                                                         -------------  -------------  -------------  -------------
                                                                             1,542,280        636,436        683,801    (16,435,614)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --         40,646             --         22,645
 - Annuity Payments                                                                 --         (2,907)            --       (256,952)
 - Receipt (reimbursement) of mortality guarantee adjustment                        --            103             --         (5,271)
                                                                         -------------  -------------  -------------  -------------
                                                                                    --         37,842             --       (239,578)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,542,280        674,278        683,801    (16,675,192)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      3,355,157        951,188        784,168      5,137,035
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  16,418,863  $   4,029,441  $   1,739,589  $ 158,870,097
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                               DWS               DWS               DWS
                                                                           EQUITY 500         SMALL CAP         SMALL CAP
                                                                            INDEX VIP         INDEX VIP         INDEX VIP
                                                                             CLASS B           CLASS A           CLASS B
                                                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $    10,441,532   $    43,875,812   $     5,307,027
Changes From Operations:
 - Net investment income (loss)                                                   42,387           (53,331)          (22,139)
 - Net realized gain (loss) on investments                                        35,853           181,912            26,969
 - Net change in unrealized appreciation or depreciation on investments          (46,780)       (2,261,318)         (299,957)
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   31,460        (2,132,737)         (295,127)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          3,041,031         1,356,462           834,544
 - Contract withdrawals & transfers to annuity reserves                         (755,771)       (3,782,378)         (439,602)
 - Contract transfers                                                            (32,198)       (2,787,579)         (190,211)
                                                                         ---------------   ---------------   ---------------
                                                                               2,253,062        (5,213,495)          204,731
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --            24,559                --
 - Annuity Payments                                                                   --           (39,085)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --               955                --
                                                                         ---------------   ---------------   ---------------
                                                                                      --           (13,571)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         2,253,062        (5,227,066)          204,731
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,284,522        (7,359,803)          (90,396)
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               12,726,054        36,516,009         5,216,631
Changes From Operations:
 - Net investment income (loss)                                                   67,492           (42,998)          (21,817)
 - Net realized gain (loss) on investments                                       143,891           468,718            70,872
 - Net change in unrealized appreciation or depreciation on investments        1,675,623         4,811,674           733,601
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                1,887,006         5,237,394           782,656
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          2,958,796         1,152,470           750,987
 - Contract withdrawals & transfers to annuity reserves                       (1,221,411)       (3,745,534)         (528,909)
 - Contract transfers                                                           (351,114)       (2,619,312)         (183,095)
                                                                         ---------------   ---------------   ---------------
                                                                               1,386,271        (5,212,376)           38,983
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --           (20,010)               --
 - Annuity Payments                                                                   --           (46,523)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --             2,975                --
                                                                         ---------------   ---------------   ---------------
                                                                                      --           (63,558)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         1,386,271        (5,275,934)           38,983
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,273,277           (38,540)          821,639
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                          $    15,999,331   $    36,477,469   $     6,038,270
                                                                         ===============   ===============   ===============

                                                                                            FIDELITY VIP
                                                                          FIDELITY VIP       CONTRAFUND       FIDELITY VIP
                                                                           CONTRAFUND          SERVICE           GROWTH
                                                                          SERVICE CLASS        CLASS 2        SERVICE CLASS
                                                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $   225,221,520   $    36,664,509   $    62,750,757
Changes From Operations:
 - Net investment income (loss)                                                 (272,304)          (65,957)         (478,564)
 - Net realized gain (loss) on investments                                    (1,794,592)          (46,611)       (1,373,851)
 - Net change in unrealized appreciation or depreciation on investments       (5,442,421)       (1,378,974)        1,310,680
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (7,509,317)       (1,491,542)         (541,735)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          8,805,020         6,997,039         2,599,339
 - Contract withdrawals & transfers to annuity reserves                      (20,689,988)       (3,488,819)       (5,859,663)
 - Contract transfers                                                         (6,320,863)         (922,063)       (1,415,071)
                                                                         ---------------   ---------------   ---------------
                                                                             (18,205,831)        2,586,157        (4,675,395)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                        (40,635)               --           141,148
 - Annuity Payments                                                             (204,905)               --           (35,866)
 - Receipt (reimbursement) of mortality guarantee adjustment                       3,548                --            (7,819)
                                                                         ---------------   ---------------   ---------------
                                                                                (241,992)               --            97,463
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (18,447,823)        2,586,157        (4,577,932)
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (25,957,140)        1,094,615        (5,119,667)
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                              199,264,380        37,759,124        57,631,090
Changes From Operations:
 - Net investment income (loss)                                                  425,305            75,052          (320,564)
 - Net realized gain (loss) on investments                                         4,848            81,763          (553,390)
 - Net change in unrealized appreciation or depreciation on investments       29,030,563         5,613,100         8,377,924
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               29,460,716         5,769,915         7,503,970
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          7,472,259         6,842,491         2,057,961
 - Contract withdrawals & transfers to annuity reserves                      (22,607,000)       (4,332,917)       (7,077,989)
 - Contract transfers                                                         (6,697,173)         (239,358)           23,532
                                                                         ---------------   ---------------   ---------------
                                                                             (21,831,914)        2,270,216        (4,996,496)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                        (55,911)               --            (3,409)
 - Annuity Payments                                                             (261,131)               --           (38,148)
 - Receipt (reimbursement) of mortality guarantee adjustment                       1,719                --             1,123
                                                                         ---------------   ---------------   ---------------
                                                                                (315,323)               --           (40,434)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (22,147,237)        2,270,216        (5,036,930)
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        7,313,479         8,040,131         2,467,040
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                          $   206,577,859   $    45,799,255   $    60,098,130
                                                                         ===============   ===============   ===============

                                                                                                                 FTVIPT
                                                                          FIDELITY VIP      FIDELITY VIP        FRANKLIN
                                                                             GROWTH            MID CAP           INCOME
                                                                             SERVICE           SERVICE         SECURITIES
                                                                             CLASS 2           CLASS 2           CLASS 2
                                                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $     4,786,152   $     3,201,804   $     1,975,515
Changes From Operations:
 - Net investment income (loss)                                                  (46,538)          (35,336)           84,606
 - Net realized gain (loss) on investments                                        84,780            94,758             1,899
 - Net change in unrealized appreciation or depreciation on investments         (110,727)         (430,264)          (64,987)
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (72,485)         (370,842)           21,518
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          1,202,448           188,744            23,593
 - Contract withdrawals & transfers to annuity reserves                         (394,112)         (182,257)         (219,518)
 - Contract transfers                                                             45,262           (73,320)          107,788
                                                                         ---------------   ---------------   ---------------
                                                                                 853,598           (66,833)          (88,137)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --            20,052                --
 - Annuity Payments                                                                   --            (2,887)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --                 2                --
                                                                         ---------------   ---------------   ---------------
                                                                                      --            17,167                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           853,598           (49,666)          (88,137)
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          781,113          (420,508)          (66,619)
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                5,567,265         2,781,296         1,908,896
Changes From Operations:
 - Net investment income (loss)                                                  (42,299)          (21,798)          103,891
 - Net realized gain (loss) on investments                                       119,094           282,613             4,031
 - Net change in unrealized appreciation or depreciation on investments          668,981            94,662           111,916
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  745,776           355,477           219,838
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          1,333,964            23,709             2,322
 - Contract withdrawals & transfers to annuity reserves                         (929,714)         (232,371)         (197,665)
 - Contract transfers                                                            245,148          (302,243)          366,759
                                                                         ---------------   ---------------   ---------------
                                                                                 649,398          (510,905)          171,416
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --                --                --
 - Annuity Payments                                                                   --            (3,948)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --               (21)               --
                                                                         ---------------   ---------------   ---------------
                                                                                      --            (3,969)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           649,398          (514,874)          171,416
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,395,174          (159,397)          391,254
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                          $     6,962,439   $     2,621,899   $     2,300,150
                                                                         ===============   ===============   ===============

                                                                            FTVIPT         FTVIPT
                                                                            MUTUAL        TEMPLETON                    INVESCO V.I.
                                                                            SHARES       GLOBAL BOND    INVESCO V.I.  INTERNATIONAL
                                                                          SECURITIES     SECURITIES     CORE EQUITY      GROWTH
                                                                            CLASS 2        CLASS 2       SERIES I       SERIES I
                                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $   1,594,839  $   5,057,989  $      48,179  $      55,655
Changes From Operations:
 - Net investment income (loss)                                                 23,521        223,150           (136)            92
 - Net realized gain (loss) on investments                                      (1,554)       105,767            618            940
 - Net change in unrealized appreciation or depreciation on investments        (67,666)      (457,333)          (884)        (4,870)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (45,699)      (128,416)          (402)        (3,838)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          368,168         24,134             --             70
 - Contract withdrawals & transfers to annuity reserves                        (55,580)      (273,868)        (5,364)        (1,532)
 - Contract transfers                                                           57,949        453,949          9,896          3,794
                                                                         -------------  -------------  -------------  -------------
                                                                               370,537        204,215          4,532          2,332
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --            136
 - Annuity Payments                                                                 --             --             --           (136)
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         370,537        204,215          4,532          2,332
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        324,838         75,799          4,130         (1,506)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,919,677      5,133,788         52,309         54,149
Changes From Operations:
 - Net investment income (loss)                                                 17,038        279,615           (138)            11
 - Net realized gain (loss) on investments                                      17,349         84,967          4,899          1,283
 - Net change in unrealized appreciation or depreciation on investments        206,769        321,501          1,352          5,441
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                241,156        686,083          6,113          6,735
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            3,337         15,155             --             69
 - Contract withdrawals & transfers to annuity reserves                       (150,465)      (399,575)        (2,237)        (1,240)
 - Contract transfers                                                         (133,234)       (90,271)       (23,162)        (6,743)
                                                                         -------------  -------------  -------------  -------------
                                                                              (280,362)      (474,691)       (25,399)        (7,914)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (280,362)      (474,691)       (25,399)        (7,914)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (39,206)       211,392        (19,286)        (1,179)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,880,471  $   5,345,180  $      33,023  $      52,970
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                                                   LVIP
                                                                            JANUS ASPEN                          BLACKROCK
                                                                              SERIES          LVIP BARON          EQUITY
                                                                             WORLDWIDE          GROWTH         DIVIDEND RPM
                                                                           INSTITUTIONAL     OPPORTUNITIES       STANDARD
                                                                               CLASS         SERVICE CLASS        CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                                $       187,915   $   145,271,885   $   336,944,711
Changes From Operations:
 - Net investment income (loss)                                                      (195)       (1,474,425)         (247,194)
 - Net realized gain (loss) on investments                                          2,073         4,598,568        (5,783,629)
 - Net change in unrealized appreciation or depreciation on investments           (26,810)        1,091,861        (4,254,997)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (24,932)        4,216,004       (10,285,820)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              23,651         8,476,239         9,515,391
 - Contract withdrawals & transfers to annuity reserves                            (3,296)      (13,466,475)      (31,801,768)
 - Contract transfers                                                             (13,868)       (4,940,691)      (14,336,797)
                                                                          ---------------   ---------------   ---------------
                                                                                    6,487        (9,930,927)      (36,623,174)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --             1,567            34,078
 - Annuity Payments                                                                (2,886)          (49,475)         (347,468)
 - Receipt (reimbursement) of mortality guarantee adjustment                          504             1,522           (26,133)
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,382)          (46,386)         (339,523)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              4,105        (9,977,313)      (36,962,697)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (20,827)       (5,761,309)      (47,248,517)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                   167,088       139,510,576       289,696,194
Changes From Operations:
 - Net investment income (loss)                                                       405           207,206        (1,107,211)
 - Net realized gain (loss) on investments                                          1,925        12,964,689        (2,987,301)
 - Net change in unrealized appreciation or depreciation on investments            30,793         9,617,956        48,382,869
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    33,123        22,789,851        44,288,357
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              24,611         7,477,253         7,801,885
 - Contract withdrawals & transfers to annuity reserves                            (2,410)      (16,048,507)      (34,405,457)
 - Contract transfers                                                                  --        (7,607,307)      (11,701,703)
                                                                          ---------------   ---------------   ---------------
                                                                                   22,201       (16,178,561)      (38,305,275)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                              --           (12,337)          (64,084)
 - Annuity Payments                                                                (2,683)          (44,131)         (307,345)
 - Receipt (reimbursement) of mortality guarantee adjustment                          563              (332)          (39,517)
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,120)          (56,800)         (410,946)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS             20,081       (16,235,361)      (38,716,221)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            53,204         6,554,490         5,572,136
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $       220,292   $   146,065,066   $   295,268,330
                                                                          ===============   ===============   ===============

                                                                                                LVIP              LVIP
                                                                              LVIP            BLACKROCK         BLACKROCK
                                                                            BLACKROCK         INFLATION         INFLATION
                                                                             EQUITY           PROTECTED         PROTECTED
                                                                          DIVIDEND RPM          BOND              BOND
                                                                          SERVICE CLASS    STANDARD CLASS     SERVICE CLASS
                                                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $     6,230,585   $            --   $            --
Changes From Operations:
 - Net investment income (loss)                                                  (16,279)               --                --
 - Net realized gain (loss) on investments                                       (38,648)               --                --
 - Net change in unrealized appreciation or depreciation on investments         (174,063)               --                --
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (228,990)               --                --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            882,113                --                --
 - Contract withdrawals & transfers to annuity reserves                         (582,334)               --                --
 - Contract transfers                                                           (204,498)               --                --
                                                                         ---------------   ---------------   ---------------
                                                                                  95,281                --                --
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --                --                --
 - Annuity Payments                                                                   --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --                --                --
                                                                         ---------------   ---------------   ---------------
                                                                                      --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            95,281                --                --
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (133,709)               --                --
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                6,096,876                --                --
Changes From Operations:
 - Net investment income (loss)                                                  (40,055)           (4,819)             (453)
 - Net realized gain (loss) on investments                                         3,825            16,070             1,300
 - Net change in unrealized appreciation or depreciation on investments          997,043            (2,317)           (1,152)
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  960,813             8,934              (305)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            906,815            53,448            30,330
 - Contract withdrawals & transfers to annuity reserves                         (698,145)          (22,915)          (41,873)
 - Contract transfers                                                            (26,658)        1,367,991           230,228
                                                                         ---------------   ---------------   ---------------
                                                                                 182,012         1,398,524           218,685
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --                --                --
 - Annuity Payments                                                                   --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --                --                --
                                                                         ---------------   ---------------   ---------------
                                                                                      --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           182,012         1,398,524           218,685
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,142,825         1,407,458           218,380
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                          $     7,239,701   $     1,407,458   $       218,380
                                                                         ===============   ===============   ===============

                                                                                                LVIP              LVIP
                                                                          LVIP CAPITAL     CLARION GLOBAL    CLARION GLOBAL
                                                                             GROWTH          REAL ESTATE       REAL ESTATE
                                                                          SERVICE CLASS    STANDARD CLASS     SERVICE CLASS
                                                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $        11,208   $     8,017,360   $     2,956,711
Changes From Operations:
 - Net investment income (loss)                                                     (117)          (81,262)          (33,971)
 - Net realized gain (loss) on investments                                            38            86,271            48,155
 - Net change in unrealized appreciation or depreciation on investments           (1,245)         (830,376)         (346,420)
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (1,324)         (825,367)         (332,236)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                 --           412,510           603,931
 - Contract withdrawals & transfers to annuity reserves                             (252)       (1,010,426)         (228,026)
 - Contract transfers                                                              2,000           937,101            64,939
                                                                         ---------------   ---------------   ---------------
                                                                                   1,748           339,185           440,844
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --             4,504                --
 - Annuity Payments                                                                   --           (10,109)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --               498                --
                                                                         ---------------   ---------------   ---------------
                                                                                      --            (5,107)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS             1,748           334,078           440,844
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              424          (491,289)          108,608
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                   11,632         7,526,071         3,065,319
Changes From Operations:
 - Net investment income (loss)                                                     (701)          (90,975)          (38,368)
 - Net realized gain (loss) on investments                                        (4,075)          163,373            61,660
 - Net change in unrealized appreciation or depreciation on investments            1,557         1,773,897           704,978
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (3,219)        1,846,295           728,270
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              5,975           394,768           584,363
 - Contract withdrawals & transfers to annuity reserves                           (3,330)         (933,031)         (284,761)
 - Contract transfers                                                             30,318         1,690,569            34,822
                                                                         ---------------   ---------------   ---------------
                                                                                  32,963         1,152,306           334,424
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --             3,935                --
 - Annuity Payments                                                                   --           (10,177)               --
 - Receipt (reimbursement) of mortality guarantee adjustment                          --               189                --
                                                                         ---------------   ---------------   ---------------
                                                                                      --            (6,053)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            32,963         1,146,253           334,424
                                                                         ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           29,744         2,992,548         1,062,694
                                                                         ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                          $        41,376   $    10,518,619   $     4,128,013
                                                                         ===============   ===============   ===============

                                                                            LVIP                                          LVIP
                                                                          COLUMBIA         LVIP            LVIP         DELAWARE
                                                                        SMALL-MID CAP    DELAWARE        DELAWARE      DIVERSIFIED
                                                                         GROWTH RPM        BOND            BOND       FLOATING RATE
                                                                        SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $     303,885  $  348,818,183  $  22,134,772  $          --
Changes From Operations:
 - Net investment income (loss)                                                (3,945)      7,811,857        527,449          6,730
 - Net realized gain (loss) on investments                                     24,571      12,134,028        651,026           (112)
 - Net change in unrealized appreciation or depreciation on investments       (40,642)      1,443,386        235,603        (13,466)
                                                                        -------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (20,016)     21,389,271      1,414,078         (6,848)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          12,041      10,526,029      4,479,446         61,297
 - Contract withdrawals & transfers to annuity reserves                       (20,788)    (33,507,624)    (2,216,793)        (9,025)
 - Contract transfers                                                          16,005     (11,956,295)        56,107        529,187
                                                                        -------------  --------------  -------------  -------------
                                                                                7,258     (34,937,890)     2,318,760        581,459
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --         (91,624)            --             --
 - Annuity Payments                                                                --        (736,329)            --         17,883
 - Receipt (reimbursement) of mortality guarantee adjustment                       --         (59,667)            --         (1,230)
                                                                        -------------  --------------  -------------  -------------
                                                                                   --        (887,620)            --         16,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          7,258     (35,825,510)     2,318,760        598,112
                                                                        -------------  --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (12,758)    (14,436,239)     3,732,838        591,264
                                                                        -------------  --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               291,127     334,381,944     25,867,610        591,264
Changes From Operations:
 - Net investment income (loss)                                                (3,295)      3,158,987        192,938          4,757
 - Net realized gain (loss) on investments                                     (2,012)     11,606,728        797,155           (409)
 - Net change in unrealized appreciation or depreciation on investments        17,374       3,089,858        366,668         20,332
                                                                        -------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                12,067      17,855,573      1,356,761         24,680
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           2,455       8,578,411      4,459,313         79,012
 - Contract withdrawals & transfers to annuity reserves                       (26,916)    (34,890,119)    (3,592,178)       (75,843)
 - Contract transfers                                                           1,807      (5,013,438)        53,239        612,514
                                                                        -------------  --------------  -------------  -------------
                                                                              (22,654)    (31,325,146)       920,374        615,683
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --         (15,321)            --         10,358
 - Annuity Payments                                                                --        (700,068)            --         38,046
 - Receipt (reimbursement) of mortality guarantee adjustment                       --         (53,968)            --            190
                                                                        -------------  --------------  -------------  -------------
                                                                                   --        (769,357)            --         48,594
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (22,654)    (32,094,503)       920,374        664,277
                                                                        -------------  --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (10,587)    (14,238,930)     2,277,135        688,957
                                                                        -------------  --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     280,540  $  320,143,014  $  28,144,745  $   1,280,221
                                                                        =============  ==============  =============  =============

See accompanying notes.

                                                                             LVIP           LVIP            LVIP
                                                                           DELAWARE       DELAWARE        DELAWARE
                                                                          FOUNDATION     FOUNDATION      FOUNDATION
                                                                          AGGRESSIVE     AGGRESSIVE     CONSERVATIVE
                                                                          ALLOCATION     ALLOCATION      ALLOCATION
                                                                        STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $  141,737,955  $   2,924,667  $  289,557,453
Changes From Operations:
 - Net investment income (loss)                                              1,389,669         31,346      14,795,848
 - Net realized gain (loss) on investments                                    (333,651)         4,482        (816,777)
 - Net change in unrealized appreciation or depreciation on investments     (4,703,283)      (148,548)    (10,249,422)
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,647,265)      (112,720)      3,729,649
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,862,305        759,746       5,068,204
 - Contract withdrawals & transfers to annuity reserves                    (14,359,386)      (241,682)    (28,425,294)
 - Contract transfers                                                       (5,516,092)      (118,224)     (8,611,526)
                                                                        --------------  -------------  --------------
                                                                           (17,013,173)       399,840     (31,968,616)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                       11,879             --          30,337
 - Annuity Payments                                                           (129,028)            --        (313,247)
 - Receipt (reimbursement) of mortality guarantee adjustment                   (43,953)            --         (16,503)
                                                                        --------------  -------------  --------------
                                                                              (161,102)            --        (299,413)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (17,174,275)       399,840     (32,268,029)
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (20,821,540)       287,120     (28,538,380)
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                            120,916,415      3,211,787     261,019,073
Changes From Operations:
 - Net investment income (loss)                                                883,942         23,417       3,622,046
 - Net realized gain (loss) on investments                                      12,817         14,244        (671,930)
 - Net change in unrealized appreciation or depreciation on investments     13,075,415        368,013      20,851,344
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             13,972,174        405,674      23,801,460
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,446,295      1,048,404       4,102,379
 - Contract withdrawals & transfers to annuity reserves                    (13,098,931)      (352,413)    (24,855,611)
 - Contract transfers                                                       (4,996,631)      (160,849)     (7,092,745)
                                                                        --------------  -------------  --------------
                                                                           (15,649,267)       535,142     (27,845,977)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                       (8,075)            --          (2,173)
 - Annuity Payments                                                           (103,675)            --        (230,694)
 - Receipt (reimbursement) of mortality guarantee adjustment                    13,311             --         (57,909)
                                                                        --------------  -------------  --------------
                                                                               (98,439)            --        (290,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (15,747,706)       535,142     (28,136,753)
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,775,532)       940,816      (4,335,293)
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $  119,140,883  $   4,152,603  $  256,683,780
                                                                        ==============  =============  ==============

                                                                            LVIP            LVIP           LVIP
                                                                          DELAWARE        DELAWARE       DELAWARE
                                                                         FOUNDATION      FOUNDATION     FOUNDATION
                                                                        CONSERVATIVE      MODERATE       MODERATE
                                                                         ALLOCATION      ALLOCATION     ALLOCATION
                                                                        SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $   4,368,681  $    1,193,855  $     372,699
Changes From Operations:
 - Net investment income (loss)                                               247,110          43,323         14,250
 - Net realized gain (loss) on investments                                     (3,829)          6,178            551
 - Net change in unrealized appreciation or depreciation on investments      (199,700)       (113,314)       (27,198)
                                                                        -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                43,581         (63,813)       (12,397)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         838,203         191,152        618,582
 - Contract withdrawals & transfers to annuity reserves                      (478,392)       (295,043)       (45,384)
 - Contract transfers                                                        (172,158)      1,561,712        113,714
                                                                        -------------  --------------  -------------
                                                                              187,653       1,457,821        686,912
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --              --             --
 - Annuity Payments                                                                --            (627)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --            (278)            --
                                                                        -------------  --------------  -------------
                                                                                   --            (905)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        187,653       1,456,916        686,912
                                                                        -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       231,234       1,393,103        674,515
                                                                        -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             4,599,915       2,586,958      1,047,214
Changes From Operations:
 - Net investment income (loss)                                                67,312          48,874         29,485
 - Net realized gain (loss) on investments                                     (4,018)         21,215          6,788
 - Net change in unrealized appreciation or depreciation on investments       380,238         221,948        116,494
                                                                        -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               443,532         292,037        152,767
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         950,049         122,107      1,589,024
 - Contract withdrawals & transfers to annuity reserves                      (559,389)       (287,906)      (204,055)
 - Contract transfers                                                           8,208         784,031         79,626
                                                                        -------------  --------------  -------------
                                                                              398,868         618,232      1,464,595
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --              --             --
 - Annuity Payments                                                                --          23,487             --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --             232             --
                                                                        -------------  --------------  -------------
                                                                                   --          23,719             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        398,868         641,951      1,464,595
                                                                        -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       842,400         933,988      1,617,362
                                                                        -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   5,442,315  $    3,520,946  $   2,664,576
                                                                        =============  ==============  =============

                                                                             LVIP           LVIP            LVIP
                                                                           DELAWARE       DELAWARE        DELAWARE
                                                                          GROWTH AND     GROWTH AND        SOCIAL
                                                                            INCOME         INCOME         AWARENESS
                                                                        STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $1,006,268,897  $   3,715,040  $  535,442,674
Changes From Operations:
 - Net investment income (loss)                                                138,866         (9,366)     (1,379,566)
 - Net realized gain (loss) on investments                                  (1,930,789)         1,395       4,231,932
 - Net change in unrealized appreciation or depreciation on investments      5,245,741           (767)     (3,425,175)
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              3,453,818         (8,738)       (572,809)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       19,119,924        742,675      12,042,929
 - Contract withdrawals & transfers to annuity reserves                    (94,558,340)      (391,784)    (48,359,131)
 - Contract transfers                                                      (37,510,925)        68,720     (23,861,575)
                                                                        --------------  -------------  --------------
                                                                          (112,949,341)       419,611     (60,177,777)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                     (303,181)            --         (18,263)
 - Annuity Payments                                                         (2,533,203)            --        (237,469)
 - Receipt (reimbursement) of mortality guarantee adjustment                  (334,651)            --          (1,751)
                                                                        --------------  -------------  --------------
                                                                            (3,171,035)            --        (257,483)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    (116,120,376)       419,611     (60,435,260)
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (112,666,558)       410,873     (61,008,069)
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                            893,602,339      4,125,913     474,434,605
Changes From Operations:
 - Net investment income (loss)                                                549,299         (9,964)     (1,271,361)
 - Net realized gain (loss) on investments                                   8,868,535         34,644      40,334,215
 - Net change in unrealized appreciation or depreciation on investments    113,553,512        553,440      25,661,772
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            122,971,346        578,120      64,724,626
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       15,556,527        710,946       9,752,795
 - Contract withdrawals & transfers to annuity reserves                    (93,932,477)      (519,785)    (51,933,209)
 - Contract transfers                                                      (30,947,516)        85,579     (18,814,543)
                                                                        --------------  -------------  --------------
                                                                          (109,323,466)       276,740     (60,994,957)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                       22,186             --          (6,266)
 - Annuity Payments                                                         (2,537,815)            --        (220,640)
 - Receipt (reimbursement) of mortality guarantee adjustment                   195,188             --         (26,789)
                                                                        --------------  -------------  --------------
                                                                            (2,320,441)            --        (253,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    (111,643,907)       276,740     (61,248,652)
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     11,327,439        854,860       3,475,974
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $  904,929,778  $   4,980,773  $  477,910,579
                                                                        ==============  =============  ==============

                                                                      LVIP             LVIP            LVIP
                                                                     DELAWARE        DELAWARE        DELAWARE
                                                                      SOCIAL         SPECIAL         SPECIAL       LVIP GLOBAL
                                                                    AWARENESS     OPPORTUNITIES   OPPORTUNITIES      INCOME
                                                                  SERVICE CLASS   STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                   SUBACCOUNT        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                         $   9,816,714  $  484,158,705  $  20,965,162  $    5,439,009
Changes From Operations:
 - Net investment income (loss)                                          (57,791)     (3,184,037)      (215,239)        284,493
 - Net realized gain (loss) on investments                                18,628      48,901,229      1,807,920          41,104
 - Net change in unrealized appreciation or depreciation on
     investments                                                         (45,325)    (72,731,939)    (3,023,516)       (437,580)
                                                                   -------------  --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (84,488)    (27,014,747)    (1,430,835)       (111,983)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  1,778,924      11,432,747      3,486,212         369,895
 - Contract withdrawals & transfers to annuity reserves                 (757,781)    (42,902,661)    (1,825,787)     (1,092,401)
 - Contract transfers                                                   (340,350)    (21,947,768)      (353,357)      3,394,768
                                                                   -------------  --------------  -------------  --------------
                                                                         680,793     (53,417,682)     1,307,068       2,672,262
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                     --          22,419             --          47,210
 - Annuity Payments                                                           --        (331,738)            --          (8,425)
 - Receipt (reimbursement) of mortality guarantee adjustment                  --          (5,110)            --           1,134
                                                                   -------------  --------------  -------------  --------------
                                                                              --        (314,429)            --          39,919
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                           680,793     (53,732,111)     1,307,068       2,712,181
                                                                   -------------  --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  596,305     (80,746,858)      (123,767)      2,600,198
                                                                   -------------  --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                       10,413,019     403,411,847     20,841,395       8,039,207
Changes From Operations:
 - Net investment income (loss)                                          (67,797)       (977,493)      (129,074)         79,780
 - Net realized gain (loss) on investments                               896,928      56,159,159      2,639,321          21,090
 - Net change in unrealized appreciation or depreciation on
     investments                                                         628,515      (1,596,197)       287,605         427,288
                                                                   -------------  --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        1,457,646      53,585,469      2,797,852         528,158
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  1,933,838       7,922,598      3,141,950         377,782
 - Contract withdrawals & transfers to annuity reserves               (1,224,127)    (44,586,656)    (2,432,376)       (910,102)
 - Contract transfers                                                   (109,572)    (18,776,029)      (774,769)        609,633
                                                                   -------------  --------------  -------------  --------------
                                                                         600,139     (55,440,087)       (65,195)         77,313
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                     --           8,610             --              --
 - Annuity Payments                                                           --        (312,227)            --          (8,677)
 - Receipt (reimbursement) of mortality guarantee adjustment                  --         (15,200)            --           1,322
                                                                   -------------  --------------  -------------  --------------
                                                                              --        (318,817)            --          (7,355)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                           600,139     (55,758,904)       (65,195)         69,958
                                                                   -------------  --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                2,057,785      (2,173,435)     2,732,657         598,116
                                                                   -------------  --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                    $  12,470,804  $  401,238,412  $  23,574,052  $    8,637,323
                                                                   =============  ==============  =============  ==============

See accompanying notes.

                                                                                            LVIP
                                                                                          JPMORGAN       LVIP MFS
                                                                          LVIP GLOBAL      MID CAP     INTERNATIONAL
                                                                            INCOME        VALUE RPM       GROWTH
                                                                         SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $   2,175,402  $     181,071  $     461,939
Changes From Operations:
 - Net investment income (loss)                                                 90,617         (2,438)         8,939
 - Net realized gain (loss) on investments                                      39,489          4,481          3,775
 - Net change in unrealized appreciation or depreciation on investments       (150,296)        (8,722)       (76,769)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (20,190)        (6,679)       (64,055)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          953,224             --         19,332
 - Contract withdrawals & transfers to annuity reserves                       (521,584)        (2,613)       (36,030)
 - Contract transfers                                                          514,285         29,027        108,137
                                                                         -------------  -------------  -------------
                                                                               945,925         26,414         91,439
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         945,925         26,414         91,439
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        925,735         19,735         27,384
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              3,101,137        200,806        489,323
Changes From Operations:
 - Net investment income (loss)                                                 24,027         (2,197)        (3,047)
 - Net realized gain (loss) on investments                                       7,819          6,062          8,376
 - Net change in unrealized appreciation or depreciation on investments        167,868         20,393         77,203
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                199,714         24,258         82,532
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          547,127             --             --
 - Contract withdrawals & transfers to annuity reserves                       (276,861)       (11,362)       (88,876)
 - Contract transfers                                                          297,979         (1,378)        (8,142)
                                                                         -------------  -------------  -------------
                                                                               568,245        (12,740)       (97,018)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         568,245        (12,740)       (97,018)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        767,959         11,518        (14,486)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,869,096  $     212,324  $     474,837
                                                                         =============  =============  =============

                                                                                                            LVIP
                                                                                            LVIP          MONDRIAN
                                                                           LVIP MFS        MID-CAP      INTERNATIONAL
                                                                             VALUE          VALUE           VALUE
                                                                         SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $   1,852,632  $     250,424  $  282,661,794
Changes From Operations:
 - Net investment income (loss)                                                  2,578         (2,979)      5,296,725
 - Net realized gain (loss) on investments                                      16,929          5,273       3,700,770
 - Net change in unrealized appreciation or depreciation on investments        (47,303)       (29,819)    (21,761,830)
                                                                         -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (27,796)       (27,525)    (12,764,335)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          146,290         10,720       8,194,326
 - Contract withdrawals & transfers to annuity reserves                        (39,770)        (7,093)    (25,449,073)
 - Contract transfers                                                           36,652         46,663     (13,820,540)
                                                                         -------------  -------------  --------------
                                                                               143,172         50,290     (31,075,287)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --          56,150
 - Annuity Payments                                                                 --             --        (118,703)
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --          (1,523)
                                                                         -------------  -------------  --------------
                                                                                    --             --         (64,076)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         143,172         50,290     (31,139,363)
                                                                         -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        115,376         22,765     (43,903,698)
                                                                         -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                              1,968,008        273,189     238,758,096
Changes From Operations:
 - Net investment income (loss)                                                 (3,207)        (3,019)      4,201,237
 - Net realized gain (loss) on investments                                      78,372          8,252       1,550,314
 - Net change in unrealized appreciation or depreciation on investments        202,657         54,150      13,081,853
                                                                         -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                277,822         59,383      18,833,404
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            7,822            713       6,438,686
 - Contract withdrawals & transfers to annuity reserves                        (96,779)       (18,608)    (24,610,319)
 - Contract transfers                                                         (199,070)       (13,016)    (10,690,414)
                                                                         -------------  -------------  --------------
                                                                              (288,027)       (30,911)    (28,862,047)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --          36,158
 - Annuity Payments                                                                 --             --        (113,873)
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --          (2,691)
                                                                         -------------  -------------  --------------
                                                                                    --             --         (80,406)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (288,027)       (30,911)    (28,942,453)
                                                                         -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (10,205)        28,472     (10,109,049)
                                                                         -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,957,803  $     301,661  $  228,649,047
                                                                         =============  =============  ==============

                                                                             LVIP
                                                                           MONDRIAN
                                                                         INTERNATIONAL    LVIP MONEY     LVIP MONEY
                                                                             VALUE          MARKET         MARKET
                                                                         SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                               $  13,609,629  $   88,408,556  $   6,793,544
Changes From Operations:
 - Net investment income (loss)                                                272,796        (789,203)       (68,217)
 - Net realized gain (loss) on investments                                    (120,212)             89              8
 - Net change in unrealized appreciation or depreciation on investments       (936,546)            (13)            --
                                                                         -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (783,962)       (789,127)       (68,209)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,418,186       3,527,204      1,828,938
 - Contract withdrawals & transfers to annuity reserves                     (1,131,540)    (17,766,928)      (920,727)
 - Contract transfers                                                         (496,643)      1,736,916       (170,108)
                                                                         -------------  --------------  -------------
                                                                               790,003     (12,502,808)       738,103
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --        (297,199)            --
 - Annuity Payments                                                                 --         (67,381)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                        --           2,267             --
                                                                         -------------  --------------  -------------
                                                                                    --        (362,313)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         790,003     (12,865,121)       738,103
                                                                         -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          6,041     (13,654,248)       669,894
                                                                         -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             13,615,670      74,754,308      7,463,438
Changes From Operations:
 - Net investment income (loss)                                                245,001        (653,587)       (71,260)
 - Net realized gain (loss) on investments                                    (189,055)            286             33
 - Net change in unrealized appreciation or depreciation on investments      1,098,091              --             --
                                                                         -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,154,037        (653,301)       (71,227)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,281,197       2,299,674      1,696,458
 - Contract withdrawals & transfers to annuity reserves                     (1,504,821)    (14,320,264)    (1,581,470)
 - Contract transfers                                                         (454,335)       (405,906)      (252,679)
                                                                         -------------  --------------  -------------
                                                                               322,041     (12,426,496)      (137,691)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --          (6,756)            --
 - Annuity Payments                                                                 --         (38,965)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                        --           1,466             --
                                                                         -------------  --------------  -------------
                                                                                    --         (44,255)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         322,041     (12,470,751)      (137,691)
                                                                         -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,476,078     (13,124,052)      (208,918)
                                                                         -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  15,091,748  $   61,630,256  $   7,254,520
                                                                         =============  ==============  =============

                                                                     LVIP            LVIP           LVIP             LVIP
                                                                   PROTECTED       PROTECTED      PROTECTED        PROTECTED
                                                                  PROFILE 2010    PROFILE 2010   PROFILE 2020     PROFILE 2020
                                                                 TANDARD CLASS   SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                       $    4,683,268  $   1,407,072  $   10,688,321   $   5,781,576
Changes From Operations:
 - Net investment income (loss)                                         (10,287)        (3,668)        (28,662)        (13,428)
 - Net realized gain (loss) on investments                              173,512         51,569         282,198         102,102
 - Net change in unrealized appreciation or depreciation on
    investments                                                        (164,892)       (50,283)       (317,811)       (175,658)
                                                                 --------------  -------------  --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,667)        (2,382)        (64,275)        (86,984)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                   171,493        407,813         623,229       1,876,199
 - Contract withdrawals & transfers to annuity reserves              (1,188,558)      (431,085)     (1,082,223)       (991,849)
 - Contract transfers                                                   504,982          2,885         638,374         204,174
                                                                 --------------  -------------  --------------   -------------
                                                                       (512,083)       (20,387)        179,380       1,088,524
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                    --             --              --              --
 - Annuity Payments                                                          --             --              --              --
 - Receipt (reimbursement) of mortality guarantee adjustment                 --             --              --              --
                                                                 --------------  -------------  --------------   -------------
                                                                             --             --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                          (512,083)       (20,387)        179,380       1,088,524
                                                                 --------------  -------------  --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (513,750)       (22,769)        115,105       1,001,540
                                                                 --------------  -------------  --------------   -------------
NET ASSETS AT DECEMBER 31, 2011                                       4,169,518      1,384,303      10,803,426       6,783,116
Changes From Operations:
 - Net investment income (loss)                                          44,619         12,178         119,773          55,018
 - Net realized gain (loss) on investments                              152,178         38,036         292,719          72,765
 - Net change in unrealized appreciation or depreciation on
     investments                                                         74,004         52,511         396,142         394,738
                                                                 --------------  -------------  --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         270,801        102,725         808,634         522,521
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                   121,803        404,756         651,416       2,393,777
 - Contract withdrawals & transfers to annuity reserves              (1,206,205)      (249,805)     (1,723,829)       (824,674)
 - Contract transfers                                                   529,748        (74,217)        636,745         151,812
                                                                 --------------  -------------  --------------   ------------
                                                                       (554,654)        80,734        (435,668)      1,720,915
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                    --             --              --              --
 - Annuity Payments                                                          --             --              --              --
 - Receipt (reimbursement) of mortality guarantee adjustment                 --             --              --              --
                                                                 --------------  -------------  --------------  --------------
                                                                             --             --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                          (554,654)        80,734        (435,668)      1,720,915
                                                                 --------------  -------------  --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (283,853)       183,459         372,966       2,243,436
                                                                 --------------  -------------  --------------   -------------
NET ASSETS AT DECEMBER 31, 2012                                  $    3,885,665  $   1,567,762  $   11,176,392    $  9,026,552
                                                                 ==============  =============  ==============   =============

See accompanying notes.

                                                                             LVIP           LVIP            LVIP
                                                                           PROTECTED      PROTECTED       PROTECTED
                                                                         PROFILE 2030   PROFILE 2030    PROFILE 2040
                                                                        STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $    4,607,851  $   5,163,661  $    1,821,248
Changes From Operations:
 - Net investment income (loss)                                                (17,076)       (18,698)         (7,414)
 - Net realized gain (loss) on investments                                     123,221         52,775          39,343
 - Net change in unrealized appreciation or depreciation on investments       (205,536)      (179,284)        (92,136)
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (99,391)      (145,207)        (60,207)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          423,802      2,454,723         203,373
 - Contract withdrawals & transfers to annuity reserves                       (800,908)      (652,709)       (186,984)
 - Contract transfers                                                        1,272,631        214,811         179,298
                                                                        --------------  -------------  --------------
                                                                               895,525      2,016,825         195,687
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --              --
 - Annuity Payments                                                                 --             --              --
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --              --
                                                                        --------------  -------------  --------------
                                                                                    --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         895,525      2,016,825         195,687
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        796,134      1,871,618         135,480
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                              5,403,985      7,035,279       1,956,728
Changes From Operations:
 - Net investment income (loss)                                                 51,584         40,460          14,242
 - Net realized gain (loss) on investments                                      84,762         38,736          28,010
 - Net change in unrealized appreciation or depreciation on investments        250,006        452,956          76,910
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                386,352        532,152         119,162
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          551,874      3,042,307         180,168
 - Contract withdrawals & transfers to annuity reserves                       (589,880)      (769,305)       (288,170)
 - Contract transfers                                                          417,687        115,255         154,761
                                                                        --------------  -------------  --------------
                                                                               379,681      2,388,257          46,759
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --              --
 - Annuity Payments                                                                 --             --              --
 - Receipt (reimbursement) of mortality guarantee adjustment                        --             --              --
                                                                        --------------  -------------  --------------
                                                                                    --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         379,681      2,388,257          46,759
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        766,033      2,920,409         165,921
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $    6,170,018  $   9,955,688  $    2,122,649
                                                                        ==============  =============  ==============

                                                                            LVIP            LVIP           LVIP
                                                                          PROTECTED       PROTECTED      PROTECTED
                                                                        PROFILE 2040    PROFILE 2050   PROFILE 2050
                                                                        SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $   5,184,087  $           --  $          --
Changes From Operations:
 - Net investment income (loss)                                               (22,832)           (118)           (82)
 - Net realized gain (loss) on investments                                     34,577             (74)            27
 - Net change in unrealized appreciation or depreciation on investments      (218,421)         (1,618)          (226)
                                                                        -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (206,676)         (1,810)          (281)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       2,563,353             119         33,184
 - Contract withdrawals & transfers to annuity reserves                      (685,116)         (1,010)        (1,725)
 - Contract transfers                                                          (5,970)         27,375          5,159
                                                                        -------------  --------------  -------------
                                                                            1,872,267          26,484         36,618
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --              --             --
 - Annuity Payments                                                                --              --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --              --             --
                                                                        -------------  --------------  -------------
                                                                                   --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      1,872,267          26,484         36,618
                                                                        -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,665,591          24,674         36,337
                                                                        -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             6,849,678          24,674         36,337
Changes From Operations:
 - Net investment income (loss)                                                25,975             360            533
 - Net realized gain (loss) on investments                                     56,655            (109)           339
 - Net change in unrealized appreciation or depreciation on investments       365,138           3,228         11,844
                                                                        -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               447,768           3,479         12,716
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       3,110,881          10,729        374,396
 - Contract withdrawals & transfers to annuity reserves                      (977,257)         (9,227)       (49,394)
 - Contract transfers                                                         (58,446)         76,403         42,604
                                                                        -------------  --------------  -------------
                                                                            2,075,178          77,905        367,606
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --              --             --
 - Annuity Payments                                                                --              --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --              --             --
                                                                        -------------  --------------  -------------
                                                                                   --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      2,075,178          77,905        367,606
                                                                        -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,522,946          81,384        380,322
                                                                        -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   9,372,624  $      106,058  $     416,659
                                                                        =============  ==============  =============

                                                                             LVIP           LVIP            LVIP
                                                                           PROTECTED      PROTECTED       PROTECTED
                                                                            PROFILE        PROFILE         PROFILE
                                                                         CONSERVATIVE   CONSERVATIVE       GROWTH
                                                                        STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $   26,119,429  $  15,524,092  $   31,213,441
Changes From Operations:
 - Net investment income (loss)                                                239,569        111,755         285,889
 - Net realized gain (loss) on investments                                     403,199        232,541          76,398
 - Net change in unrealized appreciation or depreciation on investments         12,177         20,873        (640,539)
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                654,945        365,169        (278,252)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          952,013      3,349,901       2,166,254
 - Contract withdrawals & transfers to annuity reserves                     (3,152,260)    (2,587,397)     (3,214,115)
 - Contract transfers                                                         (200,595)      (209,705)       (586,188)
                                                                        --------------  -------------  --------------
                                                                            (2,400,842)       552,799      (1,634,049)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --              --
 - Annuity Payments                                                             (7,725)        (2,373)         (1,714)
 - Receipt (reimbursement) of mortality guarantee adjustment                       283             34              84
                                                                        --------------  -------------  --------------
                                                                                (7,442)        (2,339)         (1,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (2,408,284)       550,460      (1,635,679)
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,753,339)       915,629      (1,913,931)
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                             24,366,090     16,439,721      29,299,510
Changes From Operations:
 - Net investment income (loss)                                                673,807        457,959         437,199
 - Net realized gain (loss) on investments                                     702,924        350,138         154,274
 - Net change in unrealized appreciation or depreciation on investments        638,269        550,916       1,649,723
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,015,000      1,359,013       2,241,196
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          762,239      2,740,541       1,765,474
 - Contract withdrawals & transfers to annuity reserves                     (3,631,510)    (3,164,270)     (3,221,336)
 - Contract transfers                                                         (106,100)       765,645      (2,478,925)
                                                                        --------------  -------------  --------------
                                                                            (2,975,371)       341,916      (3,934,787)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --              --
 - Annuity Payments                                                             (8,025)        (2,382)         (1,668)
 - Receipt (reimbursement) of mortality guarantee adjustment                       383            (22)             99
                                                                        --------------  -------------  --------------
                                                                                (7,642)        (2,404)         (1,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (2,983,013)       339,512      (3,936,356)
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (968,013)     1,698,525      (1,695,160)
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $   23,398,077  $  18,138,246  $   27,604,350
                                                                        ==============  =============  ==============

                                                                       LVIP            LVIP            LVIP
                                                                    PROTECTED       PROTECTED       PROTECTED
                                                                     PROFILE         PROFILE         PROFILE       LVIP SSgA
                                                                      GROWTH         MODERATE        MODERATE      BOND INDEX
                                                                  SERVICE CLASS   STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                        $   35,090,296  $   45,794,257  $  39,803,203  $    4,325,700
Changes From Operations:
 - Net investment income (loss)                                          247,706         319,245        190,186         173,261
 - Net realized gain (loss) on investments                               167,543         462,433        348,508          39,285
 - Net change in unrealized appreciation or depreciation on
     investments                                                        (877,230)       (703,679)      (615,120)        119,472
                                                                  --------------  --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (461,981)         77,999        (76,426)        332,018
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  6,541,515       1,951,043      7,321,401         193,537
 - Contract withdrawals & transfers to annuity reserves               (4,471,727)     (5,149,409)    (5,313,336)       (887,483)
 - Contract transfers                                                   (601,069)       (275,949)      (336,396)      3,830,776
                                                                  --------------  --------------  -------------  --------------
                                                                       1,468,719      (3,474,315)     1,671,669       3,136,830
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                     --              --             --          91,234
 - Annuity Payments                                                           --         (32,662)        (1,477)         (6,914)
 - Receipt (reimbursement) of mortality guarantee adjustment                  --             657             66            (704)
                                                                  --------------  --------------  -------------  --------------
                                                                              --         (32,005)        (1,411)         83,616
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                         1,468,719      (3,506,320)     1,670,258       3,220,446
                                                                  --------------  --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                1,006,738      (3,428,321)     1,593,832       3,552,464
                                                                  --------------  --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                       36,097,034      42,365,936     41,397,035       7,878,164
Changes From Operations:
 - Net investment income (loss)                                          518,070         963,664        899,497          85,720
 - Net realized gain (loss) on investments                               126,307         671,802        332,001         102,924
 - Net change in unrealized appreciation or depreciation on
     investments                                                       2,225,319       1,902,424      2,235,432          (6,762)
                                                                  --------------  --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        2,869,696       3,537,890      3,466,930         181,882
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  6,178,059       2,114,412      7,177,102         218,054
 - Contract withdrawals & transfers to annuity reserves               (3,674,328)     (5,517,859)    (4,468,660)     (1,087,248)
 - Contract transfers                                                   (240,473)        (96,745)        32,193        (994,091)
                                                                  --------------  --------------  -------------  --------------
                                                                       2,263,258      (3,500,192)     2,740,635      (1,863,285)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                     --         163,003             --              --
 - Annuity Payments                                                           --         (43,844)        (1,457)         (9,051)
 - Receipt (reimbursement) of mortality guarantee adjustment                  --             485             38              54
                                                                  --------------  --------------  -------------  --------------
                                                                              --         119,644         (1,419)         (8,997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                         2,263,258      (3,380,548)     2,739,216      (1,872,282)
                                                                  --------------  --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                5,132,954         157,342      6,206,146      (1,690,400)
                                                                  --------------  --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                    $  41,229,988  $   42,523,278  $  47,603,181  $    6,187,764
                                                                  ==============  ==============  =============  ==============

See accompanying notes.

                                                                                           LVIP SSgA         LVIP SSgA
                                                                          LVIP SSgA        DEVELOPED         EMERGING
                                                                         BOND INDEX    INTERNATIONAL 150    MARKETS 100
                                                                        SERVICE CLASS    SERVICE CLASS    STANDARD CLASS
                                                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $   1,078,531  $          59,600  $   30,269,313
Changes From Operations:
 - Net investment income (loss)                                                27,523              1,059         397,771
 - Net realized gain (loss) on investments                                      9,579                410       3,311,700
 - Net change in unrealized appreciation or depreciation on investments        34,245            (13,711)     (8,271,760)
                                                                        -------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                71,347            (12,242)     (4,562,289)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         175,037              6,913       1,509,835
 - Contract withdrawals & transfers to annuity reserves                      (116,840)            (2,173)     (2,971,913)
 - Contract transfers                                                         279,431             25,224      (1,219,222)
                                                                        -------------  -----------------  --------------
                                                                              337,628             29,964      (2,681,300)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --                 --         119,531
 - Annuity Payments                                                                --                 --          (8,477)
 - Receipt (reimbursement) of mortality guarantee adjustment                       --                 --            (728)
                                                                        -------------  -----------------  --------------
                                                                                   --                 --         110,326
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        337,628             29,964      (2,570,974)
                                                                        -------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       408,975             17,722      (7,133,263)
                                                                        -------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                             1,487,506             77,322      23,136,050
Changes From Operations:
 - Net investment income (loss)                                                21,825              1,067         389,942
 - Net realized gain (loss) on investments                                     23,403               (640)      1,961,583
 - Net change in unrealized appreciation or depreciation on investments        (3,929)             9,010         (70,840)
                                                                        -------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                41,299              9,437       2,280,685
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         346,789                 --       1,434,735
 - Contract withdrawals & transfers to annuity reserves                      (213,324)              (945)     (2,883,092)
 - Contract transfers                                                         140,403             (1,001)      1,271,744
                                                                        -------------  -----------------  --------------
                                                                              273,868             (1,946)       (176,613)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --                 --           1,842
 - Annuity Payments                                                                --                 --         (13,623)
 - Receipt (reimbursement) of mortality guarantee adjustment                       --                 --          (2,139)
                                                                        -------------  -----------------  --------------
                                                                                   --                 --         (13,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        273,868             (1,946)       (190,533)
                                                                        -------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       315,167              7,491       2,090,152
                                                                        -------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $   1,802,673  $          84,813  $   25,226,202
                                                                        =============  =================  ==============

                                                                                          LVIP SSgA       LVIP SSgA
                                                                          LVIP SSgA        GLOBAL          GLOBAL
                                                                          EMERGING        TACTICAL        TACTICAL
                                                                         MARKETS 100   ALLOCATION RPM  ALLOCATION RPM
                                                                        SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $   3,342,773  $   12,715,080  $   14,697,531
Changes From Operations:
 - Net investment income (loss)                                                57,143          33,336          13,123
 - Net realized gain (loss) on investments                                    429,347        (196,344)         31,633
 - Net change in unrealized appreciation or depreciation on investments    (1,147,729)         93,675        (190,298)
                                                                        -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (661,239)        (69,333)       (145,542)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       1,473,486         965,843       3,209,949
 - Contract withdrawals & transfers to annuity reserves                      (540,393)       (897,302)     (1,797,454)
 - Contract transfers                                                         193,306      (1,875,629)       (877,003)
                                                                        -------------  --------------  --------------
                                                                            1,126,399      (1,807,088)        535,492
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                         181              --              --
 - Annuity Payments                                                                --              --              --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --              --              --
                                                                        -------------  --------------  --------------
                                                                                  181              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      1,126,580      (1,807,088)        535,492
                                                                        -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       465,341      (1,876,421)        389,950
                                                                        -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                             3,808,114      10,838,659      15,087,481
Changes From Operations:
 - Net investment income (loss)                                                74,962         248,033         363,488
 - Net realized gain (loss) on investments                                    395,523         (66,226)         46,657
 - Net change in unrealized appreciation or depreciation on investments       (27,967)        845,264       1,096,068
                                                                        -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               442,518       1,027,071       1,506,213
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       1,403,956         786,356       2,583,096
 - Contract withdrawals & transfers to annuity reserves                      (418,512)       (753,458)     (1,356,374)
 - Contract transfers                                                         296,769      (1,562,324)       (725,707)
                                                                        -------------  --------------  --------------
                                                                            1,282,213      (1,529,426)        501,015
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --          21,356              --
 - Annuity Payments                                                              (161)           (798)             --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --              --              --
                                                                        -------------  --------------  --------------
                                                                                 (161)         20,558              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      1,282,052      (1,508,868)        501,015
                                                                        -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,724,570        (481,797)      2,007,228
                                                                        -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $   5,532,684  $   10,356,862  $   17,094,709
                                                                        =============  ==============  ==============

                                                                           LVIP SSgA      LVIP SSgA
                                                                         INTERNATIONAL  INTERNATIONAL    LVIP SSgA
                                                                             INDEX          INDEX      LARGE CAP 100
                                                                        STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $    1,418,980  $     410,036  $     155,303
Changes From Operations:
 - Net investment income (loss)                                                    737          1,014            816
 - Net realized gain (loss) on investments                                      12,300          3,070          4,018
 - Net change in unrealized appreciation or depreciation on investments       (225,855)       (84,308)        (2,586)
                                                                        --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (212,818)       (80,224)         2,248
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           66,215        189,738         34,072
 - Contract withdrawals & transfers to annuity reserves                       (241,465)       (64,693)        (4,066)
 - Contract transfers                                                           60,415         78,390          4,364
                                                                        --------------  -------------  -------------
                                                                              (114,835)       203,435         34,370
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --
 - Annuity Payments                                                               (634)            --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                        48             --             --
                                                                        --------------  -------------  -------------
                                                                                  (586)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (115,421)       203,435         34,370
                                                                        --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (328,239)       123,211         36,618
                                                                        --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,090,741        533,247        191,921
Changes From Operations:
 - Net investment income (loss)                                                 16,387          5,239           (291)
 - Net realized gain (loss) on investments                                     (15,748)        (3,416)        14,316
 - Net change in unrealized appreciation or depreciation on investments        208,649         96,062         (5,845)
                                                                        --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                209,288         97,885          8,180
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           61,461        186,057             --
 - Contract withdrawals & transfers to annuity reserves                       (139,080)       (20,390)       (28,808)
 - Contract transfers                                                          523,709        (46,052)       (98,407)
                                                                        --------------  -------------  -------------
                                                                               446,090        119,615       (127,215)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                           --             --             --
 - Annuity Payments                                                               (567)            --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                        53             --             --
                                                                        --------------  -------------  -------------
                                                                                  (514)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         445,576        119,615       (127,215)
                                                                        --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        654,864        217,500       (119,035)
                                                                        --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $    1,745,605  $     750,747  $      72,886
                                                                        ==============  =============  =============

                                                                     LVIP SSgA      LVIP SSgA       LVIP SSgA      LVIP SSgA
                                                                    S&P 500        S&P 500        SMALL-CAP       SMALL-CAP
                                                                     INDEX          INDEX           INDEX           INDEX
                                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                       $   11,923,148  $   1,833,468  $    6,925,628   $   2,502,715
Changes From Operations:
 - Net investment income (loss)                                         (14,714)        (5,906)        (44,517)        (25,193)
 - Net realized gain (loss) on investments                              645,269         49,950         317,429          87,114
 - Net change in unrealized appreciation or depreciation on
     investments                                                       (521,815)       (51,078)       (623,491)       (211,018)
                                                                 --------------  -------------  --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         108,740         (7,034)       (350,579)       (149,097)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                   451,863        856,411         232,346         382,855
 - Contract withdrawals & transfers to annuity reserves                (962,964)      (183,143)       (636,844)       (187,638)
 - Contract transfers                                                    94,973        189,026        (732,436)          2,883
                                                                 --------------  -------------  --------------   -------------
                                                                       (416,128)       862,294      (1,136,934)        198,100
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts               130,497             --              --              --
 - Annuity Payments                                                     (14,057)            --          (6,969)             --
 - Receipt (reimbursement) of mortality guarantee adjustment               (602)            --             140              --
                                                                 --------------  -------------  --------------   -------------
                                                                        115,838             --          (6,829)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                          (300,290)       862,294      (1,143,763)        198,100
                                                                 --------------  -------------  --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (191,550)       855,260      (1,494,342)         49,003
                                                                 --------------  -------------  --------------   -------------
NET ASSETS AT DECEMBER 31, 2011                                      11,731,598      2,688,728       5,431,286       2,551,718
Changes From Operations:
 - Net investment income (loss)                                          (6,563)        (5,349)        (16,177)        (17,680)
 - Net realized gain (loss) on investments                              612,699         59,523         200,482         104,497
 - Net change in unrealized appreciation or depreciation on
     investments                                                      1,106,326        360,395         620,292         278,316
                                                                 --------------  -------------  --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       1,712,462        414,569         804,597         365,133
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                   488,803      1,019,441         196,431         290,699
 - Contract withdrawals & transfers to annuity reserves              (1,085,086)      (371,309)       (499,771)       (209,605)
 - Contract transfers                                                   277,163        354,660         397,053        (135,024)
                                                                 --------------  -------------  --------------   -------------
                                                                       (319,120)     1,002,792          93,713         (53,930)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                    --             --              --              --
 - Annuity Payments                                                     (18,105)            --          (6,900)             --
 - Receipt (reimbursement) of mortality guarantee adjustment               (191)            --            (953)             --
                                                                 --------------  -------------  --------------   -------------
                                                                        (18,296)            --          (7,853)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                          (337,416)     1,002,792          85,860         (53,930)
                                                                 --------------  -------------  --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               1,375,046      1,417,361         890,457         311,203
                                                                  --------------  -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                  $   13,106,644  $   4,106,089  $    6,321,743   $   2,862,921
                                                                 ==============  =============  ==============   =============

See accompanying notes.

                                                                                                        LVIP T. ROWE
                                                                          LVIP SSgA    LVIP T. ROWE   PRICE STRUCTURED
                                                                          SMALL-MID    PRICE GROWTH        MID-CAP
                                                                           CAP 200         STOCK           GROWTH
                                                                        SERVICE CLASS  SERVICE CLASS   STANDARD CLASS
                                                                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $     548,754  $     420,139  $    165,991,250
Changes From Operations:
 - Net investment income (loss)                                                 2,233         (5,171)       (1,616,011)
 - Net realized gain (loss) on investments                                     27,686         19,426         1,307,933
 - Net change in unrealized appreciation or depreciation on investments       (47,744)       (30,769)       (7,015,582)
                                                                        -------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (17,825)       (16,514)       (7,323,660)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          49,679        122,707         5,110,900
 - Contract withdrawals & transfers to annuity reserves                       (27,668)       (11,038)      (15,143,075)
 - Contract transfers                                                          19,240        (12,789)       (6,509,202)
                                                                        -------------  -------------  ----------------
                                                                               41,251         98,880       (16,541,377)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                      16,505             --            85,947
 - Annuity Payments                                                              (430)            --           (35,901)
 - Receipt (reimbursement) of mortality guarantee adjustment                     (182)            --               988
                                                                        -------------  -------------  ----------------
                                                                               15,893             --            51,034
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         57,144         98,880       (16,490,343)
                                                                        -------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        39,319         82,366       (23,814,003)
                                                                        -------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2011                                               588,073        502,505       142,177,247
Changes From Operations:
 - Net investment income (loss)                                                 6,690         (6,423)       (1,510,039)
 - Net realized gain (loss) on investments                                     59,190         22,747         6,320,961
 - Net change in unrealized appreciation or depreciation on investments        (2,568)        68,164        16,141,846
                                                                        -------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                63,312         84,488        20,952,768
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           2,653          5,374         4,208,288
 - Contract withdrawals & transfers to annuity reserves                       (15,318)        (7,813)      (17,074,614)
 - Contract transfers                                                         (56,750)        67,857        (5,299,825)
                                                                        -------------  -------------  ----------------
                                                                              (69,415)        65,418       (18,166,151)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --             --           (12,501)
 - Annuity Payments                                                            (1,028)            --           (54,450)
 - Receipt (reimbursement) of mortality guarantee adjustment                       (3)            --               290
                                                                        -------------  -------------  ----------------
                                                                               (1,031)            --           (66,661)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (70,446)        65,418       (18,232,812)
                                                                        -------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (7,134)       149,906         2,719,956
                                                                        -------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                         $     580,939  $     652,411  $    144,897,203
                                                                        =============  =============  ================

                                                                          LVIP T. ROWE
                                                                        PRICE STRUCTURED                     LVIP UBS
                                                                             MID-CAP      LVIP TEMPLETON     LARGE CAP
                                                                             GROWTH         GROWTH RPM      GROWTH RPM
                                                                          SERVICE CLASS    SERVICE CLASS  STANDARD CLASS
                                                                           SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $      4,978,146  $      288,617  $  292,870,274
Changes From Operations:
 - Net investment income (loss)                                                  (55,725)          2,448      (2,145,712)
 - Net realized gain (loss) on investments                                        82,259            (448)      1,368,931
 - Net change in unrealized appreciation or depreciation on investments         (343,324)        (17,346)    (16,686,228)
                                                                        ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (316,790)        (15,346)    (17,463,009)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          1,298,912          34,810       7,273,825
 - Contract withdrawals & transfers to annuity reserves                         (376,742)         (9,208)    (26,730,378)
 - Contract transfers                                                             (9,521)           (852)    (13,646,979)
                                                                        ----------------  --------------  --------------
                                                                                 912,649          24,750     (33,103,532)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --              --          11,675
 - Annuity Payments                                                                   --              --        (172,323)
 - Receipt (reimbursement) of mortality guarantee adjustment                          --              --         (13,731)
                                                                        ----------------  --------------  --------------
                                                                                      --              --        (174,379)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           912,649          24,750     (33,277,911)
                                                                        ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          595,859           9,404     (50,740,920)
                                                                        ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                                5,574,005         298,021     242,129,354
Changes From Operations:
 - Net investment income (loss)                                                  (63,912)          1,847      (2,577,053)
 - Net realized gain (loss) on investments                                       374,068           1,528       3,152,492
 - Net change in unrealized appreciation or depreciation on investments          534,748          54,983      35,415,960
                                                                        ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  844,904          58,358      35,991,399
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          1,304,988             600       6,078,572
 - Contract withdrawals & transfers to annuity reserves                         (954,213)         (8,031)    (28,949,906)
 - Contract transfers                                                             39,094          (6,844)     (8,177,565)
                                                                        ----------------  --------------  --------------
                                                                                 389,869         (14,275)    (31,048,899)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                             --              --          39,802
 - Annuity Payments                                                                   --              --        (172,999)
 - Receipt (reimbursement) of mortality guarantee adjustment                          --              --           7,010
                                                                        ----------------  --------------  --------------
                                                                                      --              --        (126,187)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           389,869         (14,275)    (31,175,086)
                                                                        ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,234,773          44,083       4,816,313
                                                                        ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $      6,808,778  $      342,104  $  246,945,667
                                                                        ================  ==============  ==============

                                                                                           LVIP           LVIP
                                                                          LVIP UBS       VANGUARD       VANGUARD
                                                                          LARGE CAP      DOMESTIC     INTERNATIONAL
                                                                         GROWTH RPM     EQUITY ETF     EQUITY ETF
                                                                        SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $   1,470,092  $          --  $          --
Changes From Operations:
 - Net investment income (loss)                                               (15,210)           457         (1,390)
 - Net realized gain (loss) on investments                                     16,906         (2,612)        (4,245)
 - Net change in unrealized appreciation or depreciation on investments      (109,777)        11,873        (26,120)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (108,081)         9,718        (31,755)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         352,861         48,302         35,785
 - Contract withdrawals & transfers to annuity reserves                      (162,033)       (12,965)        (4,586)
 - Contract transfers                                                         (64,215)       610,005        522,549
                                                                        -------------  -------------  -------------
                                                                              126,613        645,342        553,748
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --             --             --
 - Annuity Payments                                                                --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --             --             --
                                                                        -------------  -------------  -------------
                                                                                   --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        126,613        645,342        553,748
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        18,532        655,060        521,993
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             1,488,624        655,060        521,993
Changes From Operations:
 - Net investment income (loss)                                               (17,628)        11,774         54,113
 - Net realized gain (loss) on investments                                     24,972         33,035         (3,678)
 - Net change in unrealized appreciation or depreciation on investments       214,076        129,621        121,363
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               221,420        174,430        171,798
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         360,479        344,428        190,963
 - Contract withdrawals & transfers to annuity reserves                      (221,439)      (212,628)      (132,761)
 - Contract transfers                                                          58,782      1,580,937      1,184,566
                                                                        -------------  -------------  -------------
                                                                              197,822      1,712,737      1,242,768
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --             --             --
 - Annuity Payments                                                                --           (230)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --             (6)            --
                                                                        -------------  -------------  -------------
                                                                                   --           (236)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        197,822      1,712,501      1,242,768
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       419,242      1,886,931      1,414,566
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   1,907,866  $   2,541,991  $   1,936,559
                                                                        =============  =============  =============

                                                                           MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                                         CORE EQUITY   TOTAL RETURN     UTILITIES      UTILITIES
                                                                        INITIAL CLASS  INITIAL CLASS  INITIAL CLASS  SERVICE CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $       8,480  $   1,970,440  $ 177,937,825  $  24,165,411
Changes From Operations:
 - Net investment income (loss)                                                    (3)        21,791      3,825,526        521,918
 - Net realized gain (loss) on investments                                         46         10,562      1,053,195         93,779
 - Net change in unrealized appreciation or depreciation on investments          (206)        (9,577)     5,041,272        707,521
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (163)        22,776      9,919,993      1,323,218
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              --         50,751      6,355,033      4,102,614
 - Contract withdrawals & transfers to annuity reserves                          (345)      (390,120)   (16,255,396)    (3,009,794)
 - Contract transfers                                                              --        (21,412)    (6,500,764)      (409,242)
                                                                        -------------  -------------  -------------  -------------
                                                                                 (345)      (360,781)   (16,401,127)       683,578
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --         15,964         24,039             --
 - Annuity Payments                                                                --        (17,581)      (181,752)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --          2,863        (24,487)            --
                                                                        -------------  -------------  -------------  -------------
                                                                                   --          1,246       (182,200)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           (345)      (359,535)   (16,583,327)       683,578
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (508)      (336,759)    (6,663,334)     2,006,796
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                 7,972      1,633,681    171,274,491     26,172,207
Changes From Operations:
 - Net investment income (loss)                                                   (19)        28,174      9,551,222      1,554,049
 - Net realized gain (loss) on investments                                         67          9,082      1,968,608        127,823
 - Net change in unrealized appreciation or depreciation on investments         1,136        124,846      8,121,608      1,566,574
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,184        162,102     19,641,438      3,248,446
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              --         18,066      5,223,095      4,211,469
 - Contract withdrawals & transfers to annuity reserves                          (324)      (109,864)   (17,966,171)    (3,198,709)
 - Contract transfers                                                              --         10,748    (12,181,641)      (417,400)
                                                                        -------------  -------------  -------------  -------------
                                                                                 (324)       (81,050)   (24,924,717)       595,360
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --             --         (7,144)            --
 - Annuity Payments                                                                --        (18,113)      (181,751)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --          3,223        (27,157)            --
                                                                        -------------  -------------  -------------  -------------
                                                                                   --        (14,890)      (216,052)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           (324)       (95,940)   (25,140,769)       595,360
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           860         66,162     (5,499,331)     3,843,806
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $       8,832  $   1,699,843  $ 165,775,160  $  30,016,013
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                                                          NB AMT
                                                                            NB AMT         NB AMT         MID CAP
                                                                           LARGE CAP       MID CAP       INTRINSIC
                                                                            VALUE I       GROWTH I        VALUE I
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $      64,596  $ 127,939,637  $     234,625
Changes From Operations:
 - Net investment income (loss)                                                  (340)    (1,231,804)        (1,208)
 - Net realized gain (loss) on investments                                       (170)     3,147,609          4,142
 - Net change in unrealized appreciation or depreciation on investments        (6,879)    (2,182,854)       (15,368)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (7,389)      (267,049)       (12,434)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                             120      5,242,811             14
 - Contract withdrawals & transfers to annuity reserves                        (1,368)   (11,705,939)       (21,113)
 - Contract transfers                                                            (589)    (9,015,432)         4,753
                                                                        -------------  -------------  -------------
                                                                               (1,837)   (15,478,560)       (16,346)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --             --             --
 - Annuity Payments                                                                --        (29,013)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --          1,750             --
                                                                        -------------  -------------  -------------
                                                                                   --        (27,263)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (1,837)   (15,505,823)       (16,346)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (9,226)   (15,772,872)       (28,780)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                55,370    112,166,765        205,845
Changes From Operations:
 - Net investment income (loss)                                                   (64)    (1,160,542)        (1,286)
 - Net realized gain (loss) on investments                                     (2,621)     4,174,763         46,706
 - Net change in unrealized appreciation or depreciation on investments        11,390      9,358,814        (22,191)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 8,705     12,373,035         23,229
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                             121      4,509,526             42
 - Contract withdrawals & transfers to annuity reserves                       (38,035)   (13,185,294)       (20,890)
 - Contract transfers                                                              --     (7,654,267)       (51,745)
                                                                        -------------  -------------  -------------
                                                                              (37,914)   (16,330,035)       (72,593)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --             --             --
 - Annuity Payments                                                                --        (29,762)            --
 - Receipt (reimbursement) of mortality guarantee adjustment                       --          1,518             --
                                                                        -------------  -------------  -------------
                                                                                   --        (28,244)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (37,914)   (16,358,279)       (72,593)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (29,209)    (3,985,244)       (49,364)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      26,161  $ 108,181,521  $     156,481
                                                                        =============  =============  =============

                                                                          PIMCO VIT
                                                                          COMMODITY       PIMCO VIT     PUTNAM VT
                                                                         REALRETURN     TOTAL RETURN     GLOBAL
                                                                          STRATEGY     ADMINISTRATIVE  HEALTH CARE
                                                                        ADVISOR CLASS       CLASS       CLASS IB
                                                                         SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $     130,450  $           --  $    92,910
Changes From Operations:
 - Net investment income (loss)                                                20,116          34,726         (136)
 - Net realized gain (loss) on investments                                      4,869          69,215        3,694
 - Net change in unrealized appreciation or depreciation on investments       (33,994)        (95,631)      (5,153)
                                                                        -------------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (9,009)          8,310       (1,595)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          23,287         233,922          628
 - Contract withdrawals & transfers to annuity reserves                       (80,200)       (315,356)     (13,668)
 - Contract transfers                                                          50,881       5,631,387       (6,350)
                                                                        -------------  --------------  -----------
                                                                               (6,032)      5,549,953      (19,390)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                      20,279          22,455           --
 - Annuity Payments                                                            (2,959)         41,438           --
 - Receipt (reimbursement) of mortality guarantee adjustment                        2          (2,095)          --
                                                                        -------------  --------------  -----------
                                                                               17,322          61,798           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         11,290       5,611,751      (19,390)
                                                                        -------------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,281       5,620,061      (20,985)
                                                                        -------------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               132,731       5,620,061       71,925
Changes From Operations:
 - Net investment income (loss)                                                 1,732         170,031          220
 - Net realized gain (loss) on investments                                        213         349,656        6,785
 - Net change in unrealized appreciation or depreciation on investments         2,988         282,994        6,764
                                                                        -------------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 4,933         802,681       13,769
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              16       1,160,304          141
 - Contract withdrawals & transfers to annuity reserves                        (6,506)     (1,448,565)      (5,876)
 - Contract transfers                                                           1,884      10,711,079       (2,503)
                                                                        -------------  --------------  -----------
                                                                               (4,606)     10,422,818       (8,238)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                          --         (21,041)          --
 - Annuity Payments                                                            (3,813)         (3,463)          --
 - Receipt (reimbursement) of mortality guarantee adjustment                      (19)            233           --
                                                                        -------------  --------------  -----------
                                                                               (3,832)        (24,271)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (8,438)     10,398,547       (8,238)
                                                                        -------------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (3,505)     11,201,228        5,531
                                                                        -------------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                         $     129,226  $   16,821,289  $    77,456
                                                                        =============  ==============  ===========

                                                                         WELLS FARGO   WELLS FARGO    WELLS FARGO
                                                                          ADVANTAGE     ADVANTAGE      ADVANTAGE
                                                                        VT INTRINSIC    VT OMEGA       VT SMALL
                                                                            VALUE        GROWTH       CAP GROWTH
                                                                           CLASS 2       CLASS 2        CLASS 2
                                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2011                                              $    129,437  $      97,117  $     472,081
Changes From Operations:
 - Net investment income (loss)                                               (1,299)        (1,549)        (4,260)
 - Net realized gain (loss) on investments                                    (4,946)         2,371         22,982
 - Net change in unrealized appreciation or depreciation on investments       (3,119)        (9,079)       (32,717)
                                                                        ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (9,364)        (8,257)       (13,995)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         38,345         25,560         10,252
 - Contract withdrawals & transfers to annuity reserves                      (19,313)        (2,413)       (10,710)
 - Contract transfers                                                         27,723          6,242       (137,588)
                                                                        ------------  -------------  -------------
                                                                              46,755         29,389       (138,046)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                         --             --             --
 - Annuity Payments                                                               --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                      --             --             --
                                                                        ------------  -------------  -------------
                                                                                  --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        46,755         29,389       (138,046)
                                                                        ------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       37,391         21,132       (152,041)
                                                                        ------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              166,828        118,249        320,040
Changes From Operations:
 - Net investment income (loss)                                                   54         (1,091)        (3,519)
 - Net realized gain (loss) on investments                                    (1,039)        19,464         25,093
 - Net change in unrealized appreciation or depreciation on investments       28,983          1,884          1,224
                                                                        ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               27,998         20,257         22,798
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            155             89            501
 - Contract withdrawals & transfers to annuity reserves                       (8,915)       (28,028)       (13,160)
 - Contract transfers                                                         (6,235)       (18,904)       (47,437)
                                                                        ------------  -------------  -------------
                                                                             (14,995)       (46,843)       (60,096)
 Annuity Reserves:
 - Transfer from accumulation units & between subaccounts                         --             --             --
 - Annuity Payments                                                               --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustment                      --             --             --
                                                                        ------------  -------------  -------------
                                                                                  --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (14,995)       (46,843)       (60,096)
                                                                        ------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       13,003        (26,586)       (37,298)
                                                                        ------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $    179,831  $      91,663  $     282,742
                                                                        ============  =============  =============

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

  - Multi-Fund
  - Multi-Fund 5
  - Multi-Fund Select
  - eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty-three mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Global Thematic Growth Class B Portfolio
  ABVPSF Growth and Income Class B Portfolio
  ABVPSF International Value Class B Portfolio
  ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Inflation Protection Class I Fund
  American Century VP Inflation Protection Class II Fund
  American Century VP International Class I Fund
American Funds Insurance Series (American Funds):
  American Funds Global Growth Class 2 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
  BlackRock Global Allocation V.I. Class I Fund
  BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
  Delaware VIP Diversified Income Standard Class Series
  Delaware VIP Diversified Income Service Class Series
  Delaware VIP Emerging Markets Service Class Series
  Delaware VIP High Yield Standard Class Series
  Delaware VIP High Yield Service Class Series
  Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
  Delaware VIP REIT Service Class Series
  Delaware VIP Small Cap Value Service Class Series
  Delaware VIP Smid Cap Growth Standard Class Series
  Delaware VIP Smid Cap Growth Service Class Series
  Delaware VIP U.S. Growth Service Class Series
  Delaware VIP Value Standard Class Series
  Delaware VIP Value Service Class Series
DWS Variable Series II (DWS):
  DWS Alternative Asset Allocation VIP Class A Portfolio
  DWS Alternative Asset Allocation VIP Class B Portfolio
DWS Investments VIT Funds (DWS):
  DWS Equity 500 Index VIP Class A Portfolio
  DWS Equity 500 Index VIP Class B Portfolio
  DWS Small Cap Index VIP Class A Portfolio
  DWS Small Cap Index VIP Class B Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class Portfolio
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Growth Service Class Portfolio
  Fidelity VIP Growth Service Class 2 Portfolio
  Fidelity VIP Mid Cap Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Income Securities Class 2 Fund
  FTVIPT Mutual Shares Securities Class 2 Fund
  FTVIPT Templeton Global Bond Securities Class 2 Fund
Invesco Variable Insurance Funds (Invesco V.I.):
  Invesco V.I. Core Equity Series I Fund
  Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
  Janus Aspen Series Worldwide Institutional Class Portfolio Lincoln National Variable Insurance Products Trust (LVIP)*:
  LVIP American Global Growth Service Class II Fund**
  LVIP American Growth Service Class II Fund**
  LVIP Baron Growth Opportunities Service Class Fund
  LVIP BlackRock Equity Dividend RPM Standard Class Fund
  LVIP BlackRock Equity Dividend RPM Service Class Fund

  LVIP BlackRock Inflation Protected Bond Standard Class Fund
  LVIP BlackRock Inflation Protected Bond Service Class Fund
  LVIP Capital Growth Service Class Fund
  LVIP Clarion Global Real Estate Standard Class Fund
  LVIP Clarion Global Real Estate Service Class Fund
  LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
  LVIP Delaware Bond Standard Class Fund
  LVIP Delaware Bond Service Class Fund
  LVIP Delaware Diversified Floating Rate Service Class Fund
  LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
  LVIP Delaware Growth and Income Standard Class Fund
  LVIP Delaware Growth and Income Service Class Fund
  LVIP Delaware Social Awareness Standard Class Fund
  LVIP Delaware Social Awareness Service Class Fund
  LVIP Delaware Special Opportunities Standard Class Fund
  LVIP Delaware Special Opportunities Service Class Fund
  LVIP Global Income Standard Class Fund
  LVIP Global Income Service Class Fund
  LVIP JPMorgan Mid Cap Value RPM Service Class Fund
  LVIP MFS International Growth Service Class Fund
  LVIP MFS Value Service Class Fund
  LVIP Mid-Cap Value Service Class Fund
  LVIP Mondrian International Value Standard Class Fund
  LVIP Mondrian International Value Service Class Fund
  LVIP Money Market Standard Class Fund
  LVIP Money Market Service Class Fund
  LVIP Protected Profile 2010 Standard Class Fund
  LVIP Protected Profile 2010 Service Class Fund
  LVIP Protected Profile 2020 Standard Class Fund
  LVIP Protected Profile 2020 Service Class Fund
  LVIP Protected Profile 2030 Standard Class Fund
  LVIP Protected Profile 2030 Service Class Fund
  LVIP Protected Profile 2040 Standard Class Fund
  LVIP Protected Profile 2040 Service Class Fund
  LVIP Protected Profile 2050 Standard Class Fund
  LVIP Protected Profile 2050 Service Class Fund
  LVIP Protected Profile Conservative Standard Class Fund
  LVIP Protected Profile Conservative Service Class Fund
  LVIP Protected Profile Growth Standard Class Fund
  LVIP Protected Profile Growth Service Class Fund
  LVIP Protected Profile Moderate Standard Class Fund
  LVIP Protected Profile Moderate Service Class Fund
  LVIP SSgA Bond Index Standard Class Fund
  LVIP SSgA Bond Index Service Class Fund
  LVIP SSgA Developed International 150 Service Class Fund
  LVIP SSgA Emerging Markets 100 Standard Class Fund
  LVIP SSgA Emerging Markets 100 Service Class Fund
  LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
  LVIP SSgA Global Tactical Allocation RPM Service Class Fund
  LVIP SSgA International Index Standard Class Fund
  LVIP SSgA International Index Service Class Fund
  LVIP SSgA Large Cap 100 Service Class Fund
  LVIP SSgA Moderate Index Allocation Service Class Fund**
  LVIP SSgA S&P 500 Index Standard Class Fund
  LVIP SSgA S&P 500 Index Service Class Fund
  LVIP SSgA Small-Cap Index Standard Class Fund
  LVIP SSgA Small-Cap Index Service Class Fund
  LVIP SSgA Small-Mid Cap 200 Service Class Fund
  LVIP T. Rowe Price Growth Stock Service Class Fund
  LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
  LVIP Templeton Growth RPM Service Class Fund
  LVIP UBS Large Cap Growth RPM Standard Class Fund
  LVIP UBS Large Cap Growth RPM Service Class Fund
  LVIP Vanguard Domestic Equity ETF Service Class Fund
  LVIP Vanguard International Equity ETF Service Class Fund
MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Core Equity Initial Class Series
  MFS VIT Total Return Initial Class Series
  MFS VIT Utilities Initial Class Series
  MFS VIT Utilities Service Class Series
Neuberger Berman Advisors Management Trust (NB AMT):
  NB AMT Large Cap Value I Class Portfolio
  NB AMT Mid Cap Growth I Class Portfolio
  NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
  PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio
  PIMCO VIT Total Return Administrative Class Portfolio
Putnam Variable Trust (Putnam VT):
  Putnam VT Global Health Care Class IB Fund
Wells Fargo Variable Trust (Wells Fargo Advantage VT):
  Wells Fargo Advantage VT Intrinsic Value Class 2 Fund
  Wells Fargo Advantage VT Omega Growth Class 2 Fund
  Wells Fargo Advantage VT Small Cap Growth Class 2 Fund

* Denotes an affiliate of the Company
** Available funds with no money invested at December 31, 2012

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

LVIP Delaware Diversified Floating Rate Service Class Fund
LVIP Protected Profile 2050 Standard Class Fund
LVIP Protected Profile 2050 Service Class Fund
LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Vanguard International Equity ETF Service Class Fund
PIMCO VIT Total Return Administrative Class Portfolio

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                  NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                      LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2010 Profile Service Class Fund                       LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                      LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                       LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                      LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                       LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                      LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                       LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund              LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund               LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund     LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund      LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                  LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                   LVIP Protected Profile Moderate Service Class Fund

In the accompanying 2011 Statements of Changes in Net Assets, certain 2011 contract purchases and contract withdrawals have been reclassified to contract transfers. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2012, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012:

LVIP American Global Growth Service Class II Fund
LVIP American Growth Service Class II Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                  NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio         DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Alternative Asset Allocation Plus VIP Class B Portfolio         DWS Alternative Asset Allocation VIP Class B Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund                LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Wells Fargo Intrinsic Value Service Class Fund                 LVIP BlackRock Equity Dividend RPM Service Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund          LVIP Clarion Global Real Estate Standard Class Fund
LVIP Cohen & Steers Global Real Estate Service Class Fund           LVIP Clarion Global Real Estate Service Class Fund
LVIP Turner Mid-Cap Growth Service Class Fund                       LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
LVIP Columbia Value Opportunities Service Class Fund                LVIP JPMorgan Mid Cap Value RPM Service Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund            LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Service Class Fund             LVIP SSgA Global Tactical Allocation RPM Service Class Fund
LVIP Templeton Growth Service Class Fund                            LVIP Templeton Growth RPM Service Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                 LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Service Class Fund                  LVIP UBS Large Cap Growth RPM Service Class Fund
NB AMT Partners I Class Portfolio                                   NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                    NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

- Multi-Fund(R) at a daily rate of .00260822% to .0068548% (.952% to 2.502% on an annual basis).
- Multi-Fund(R) 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75% on an annual basis).
- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis).
- eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

In addition, $6,720,920 and $7,143,684 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2012 and 2011, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS          NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
           2012                  1.000%   2.152% $   0.48  $  15.47   38,222,171  $   22,112,090      10.83%     12.11%       0.00%
           2011                  1.000%   2.152%     0.43     13.91   43,535,325      21,896,209     -25.04%    -24.17%       0.34%
           2010                  1.000%   2.152%     0.57     18.49   52,000,917      33,715,620      16.06%     17.40%       1.99%
           2009                  1.000%   2.152%     0.48     15.87   67,029,916      36,195,590      50.41%     51.62%       0.00%
           2008                  1.000%   1.802%     0.32     10.55   58,615,699      20,580,155     -48.41%    -47.99%       0.00%

ABVPSF GROWTH AND INCOME CLASS B
           2012                  1.002%   1.952%    12.32     15.48    2,473,424      32,646,707      14.98%     16.08%       1.35%
           2011                  1.002%   1.952%    10.70     11.37    2,647,384      30,102,862       4.18%      5.01%       1.08%
           2010                  1.002%   1.802%    10.62     10.83    2,842,432      30,776,000      11.34%     11.67%       0.00%
           2009                  1.002%   1.302%     9.54      9.70    3,131,247      30,359,283      18.79%     19.15%       3.58%
           2008                  1.002%   1.302%     8.03      8.14    3,388,358      27,572,040     -41.46%    -41.29%       1.80%

ABVPSF INTERNATIONAL VALUE CLASS B
           2012                  1.000%   1.800%     6.75      7.12       24,925         175,436      12.16%     13.06%       1.28%
           2011                  1.000%   1.800%     6.02      6.30       29,585         185,334     -20.88%    -20.24%       3.87%
           2010                  1.000%   1.800%     7.61      7.90       28,345         221,965       2.45%      3.26%       2.74%
           2009                  1.000%   1.950%     7.39      7.65       26,448         201,216      31.76%     33.02%       1.05%
           2008                  1.000%   1.950%     5.63      5.75       30,687         175,446     -54.12%    -53.75%       0.92%

ABVPSF SMALL/MID CAP VALUE CLASS A
           2012                  1.000%   2.600%    21.74     25.73       38,896         911,574      15.70%     17.57%       0.56%
           2011                  1.000%   2.600%    18.26     22.06       43,838         875,155     -10.74%     -9.30%       0.48%
           2010                  1.000%   2.600%    20.33     24.52       44,768         980,981      24.46%     25.65%       0.46%
           2009                  1.000%   1.950%    16.33     17.64       45,977         800,503      40.09%     41.43%       1.10%
           2008                  1.000%   1.950%    11.82     12.47       42,909         529,220     -36.70%    -36.22%       0.70%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
           2012                  1.002%   2.302%    12.55     13.08    2,631,982      34,415,565       5.26%      6.48%       2.65%
           2011                  1.002%   2.152%    11.92     12.29    2,691,287      33,059,487       9.71%     10.98%       4.20%
           2010                  1.002%   2.152%    10.87     11.07    1,437,665      15,914,894       3.13%      4.31%       1.74%
           2009     5/19/09      1.002%   2.152%    10.54     10.61      687,742       7,299,190       0.74%      6.02%       1.97%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
           2012                  1.000%   2.600%    12.54     14.92    1,172,195      16,398,265       4.63%      6.32%       2.47%
           2011                  1.000%   2.600%    12.20     14.03      987,228      13,115,465       8.88%     10.63%       4.05%
           2010                  1.000%   2.600%    11.03     12.68      830,859      10,163,897       2.40%      4.05%       1.63%
           2009                  1.000%   2.600%    11.14     12.19      590,055       7,026,663       7.41%      9.14%       1.91%
           2008                  1.000%   2.600%    10.37     11.17      354,273       3,921,371      -4.13%     -2.58%       4.72%

AMERICAN CENTURY VP INTERNATIONAL CLASS I
           2012                  0.550%   0.550%     1.44      1.44       18,850          27,215      20.50%     20.50%       1.10%
           2011                  0.550%   0.550%     1.20      1.20       32,293          38,693     -12.53%    -12.53%       0.83%
           2010                  0.550%   0.550%     1.37      1.37       17,055          23,362      12.67%     12.67%       2.05%
           2009                  0.550%   0.550%     1.22      1.22       22,389          27,218      33.03%     33.03%       1.51%
           2008                  0.550%   0.550%     0.91      0.91       13,105          11,976     -45.13%    -45.13%       0.98%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2012                  1.000%   2.600%    15.00     18.02    5,011,527      90,210,257      19.42%     21.34%       0.90%
           2011                  1.000%   2.600%    13.15     14.85    5,404,677      80,188,017     -11.23%     -9.79%       1.28%
           2010                  1.000%   2.600%    14.81     16.46    5,823,272      95,794,172       8.88%     10.63%       1.46%
           2009                  1.000%   2.600%    13.61     14.88    6,375,604      94,827,191      38.65%     40.89%       1.49%
           2008                  1.000%   2.600%     9.81     10.56    6,231,631      65,787,912     -39.97%    -39.00%       1.86%

AMERICAN FUNDS GROWTH CLASS 2
           2012                  1.000%   2.600%     1.22     20.56  386,664,827     583,238,426      14.87%     16.72%       0.78%
           2011                  1.000%   2.600%     1.05     17.76  439,216,610     559,577,244      -6.74%     -5.23%       0.60%
           2010                  1.000%   2.600%     1.11     18.89  493,304,608     650,467,064      15.64%     17.50%       0.71%
           2009                  1.000%   2.600%     0.94     16.20  545,943,392     600,119,250      35.83%     38.02%       0.67%
           2008                  1.000%   2.600%     0.69     11.83  580,135,853     449,337,819     -45.41%    -44.53%       0.80%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2012                  1.000%   2.600% $  12.32  $  17.82   15,184,738  $  207,959,520      14.47%     16.31%       1.61%
           2011                  1.000%   2.600%    10.71     15.45   16,252,084     191,483,323      -4.35%     -2.81%       1.52%
           2010                  1.000%   2.600%    11.15     16.02   17,624,631     213,796,579       8.57%     10.32%       1.48%
           2009                  1.000%   2.600%    10.23     14.64   18,122,702     199,162,564      28.32%     29.94%       1.68%
           2008                  1.000%   2.250%     7.96     11.36   17,049,126     144,182,314     -39.23%    -38.47%       1.82%

AMERICAN FUNDS INTERNATIONAL CLASS 2
           2012                  1.000%   2.600%     1.26     22.87  149,814,861     247,593,189      14.88%     16.73%       1.45%
           2011                  1.000%   2.600%     1.08     19.75  170,509,033     236,231,377     -16.18%    -14.82%       1.70%
           2010                  1.000%   2.600%     1.28     23.37  192,712,055     304,105,987       4.48%      6.17%       2.02%
           2009                  1.000%   2.600%     1.21     22.19  215,174,130     310,460,495      39.89%     41.65%       1.58%
           2008                  1.000%   2.250%     0.85     15.79  228,997,275     226,521,038     -43.41%    -42.70%       1.90%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
           2012                  1.002%   2.302%    12.85     13.23    1,876,660      24,817,092       8.31%      9.18%       1.53%
           2011                  1.002%   1.802%    11.86     12.11    1,900,482      23,020,903      -5.22%     -4.46%       2.46%
           2010                  1.002%   1.802%    12.62     12.68    1,508,550      19,126,536       8.63%      8.96%       1.67%
           2009     5/18/09      1.002%   1.302%    11.61     11.64      524,021       6,097,926      16.00%     16.37%       3.12%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
           2012                  1.000%   2.150%    12.58     13.11      913,850      11,941,611       7.63%      8.87%       1.65%
           2011                  1.000%   2.150%    11.68     12.04      743,932       8,935,799      -5.69%     -4.60%       2.84%
           2010                  1.000%   2.150%    12.46     12.62      430,062       5,422,177       7.80%      8.67%       1.86%
           2009     5/22/09      1.000%   1.800%    11.56     11.62       76,429         887,701       2.20%     15.58%       3.03%

DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
           2012                  1.002%   2.302%    13.68     17.43    9,762,070     169,946,506       4.91%      6.13%       3.19%
           2011                  1.002%   2.152%    15.05     16.42   10,669,122     175,077,659       4.13%      5.33%       4.13%
           2010                  1.002%   2.152%    14.45     15.59   11,589,110     180,588,126       5.76%      6.98%       4.69%
           2009                  1.002%   2.152%    13.94     14.58   11,858,313     172,760,085      24.69%     25.69%       5.93%
           2008                  1.002%   1.802%    11.18     11.60   12,295,495     142,537,849      -6.25%     -5.49%       3.89%

DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
           2012                  1.000%   2.600%    13.56     17.06    3,395,311      57,506,173       4.13%      5.81%       2.90%
           2011                  1.000%   2.600%    14.28     16.12    3,321,898      53,212,484       3.43%      5.10%       3.87%
           2010                  1.000%   2.600%    13.80     15.34    3,220,765      49,106,868       5.10%      6.79%       4.38%
           2009                  1.000%   2.600%    13.13     14.36    2,699,451      38,590,210      23.41%     25.40%       5.42%
           2008                  1.000%   2.600%    10.64     11.45    2,132,973      24,320,615      -7.34%     -5.84%       3.50%

DELAWARE VIP EMERGING MARKETS SERVICE CLASS
           2012                  1.000%   2.600%    14.15     26.02      106,023       2,717,661      11.26%     13.05%       0.75%
           2011                  1.000%   2.600%    20.37     23.02      114,532       2,604,170     -22.06%    -20.80%       1.63%
           2010                  1.000%   2.600%    26.93     29.06      114,291       3,291,673      15.70%     17.03%       0.63%
           2009                  1.000%   2.150%    23.54     24.83      125,000       3,083,527      74.25%     75.90%       0.94%
           2008                  1.000%   1.950%    13.60     14.11      138,235       1,942,841     -52.55%    -52.16%       1.29%

DELAWARE VIP HIGH YIELD STANDARD CLASS
           2012                  1.002%   2.152%    15.95     17.40    2,590,782      45,053,156      15.32%     16.65%       8.29%
           2011                  1.002%   2.152%    13.83     14.91    2,442,501      36,413,958       0.20%      1.36%       8.65%
           2010                  1.002%   2.152%    13.80     14.71    2,587,556      38,060,859      12.87%     14.17%       7.50%
           2009                  1.002%   2.152%    12.42     12.89    2,716,822      35,006,080      46.32%     47.49%       6.76%
           2008                  1.002%   1.802%     8.49      8.74    1,692,571      14,787,002     -25.53%    -24.93%       8.41%

DELAWARE VIP HIGH YIELD SERVICE CLASS
           2012                  1.002%   1.002%    17.08     17.08      575,409       9,829,773      16.19%     16.19%       8.07%
           2011                  1.002%   1.002%    14.70     14.70      476,490       7,005,989       1.31%      1.31%       7.86%
           2010                  1.002%   1.002%    14.51     14.51      405,363       5,883,107      13.77%     13.77%       7.27%
           2009                  1.002%   1.002%    12.76     12.76      376,760       4,806,337      47.17%     47.17%       6.40%
           2008                  1.002%   1.002%     8.67      8.67      242,776       2,104,442     -25.18%    -25.18%       7.55%

DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
           2012                  1.000%   2.150%    10.95     12.38      202,883       2,467,126       0.34%      1.50%       1.43%
           2011                  1.000%   2.600%    10.99     12.20      221,804       2,671,025      -0.08%      1.54%       1.65%
           2010                  1.000%   2.600%    11.00     12.02      220,607       2,618,555       1.62%      3.26%       2.05%
           2009                  1.000%   2.600%    11.22     11.64      142,462       1,646,980      10.58%     11.47%       3.30%
           2008                  1.000%   1.800%    10.15     10.44       27,579         285,855      -2.43%     -1.65%       4.23%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT STANDARD CLASS

           2012                  1.000%   2.600% $   3.23  $  27.50   37,500,096  $  128,283,368      13.94%     15.78%       1.50%
           2011                  1.000%   2.600%     2.80     23.75   40,112,134     118,628,248       8.11%      9.85%       1.59%
           2010                  1.000%   2.600%     2.56     21.62   43,153,316     116,160,606      23.73%     25.72%       2.75%
           2009                  1.000%   2.600%     2.04     17.20   45,005,631      96,403,216      20.15%     22.09%       4.69%
           2008                  1.000%   2.600%     1.68     14.08   52,833,111      92,800,424     -36.73%    -35.71%       2.37%

DELAWARE VIP REIT SERVICE CLASS
           2012                  1.002%   1.002%    19.37     19.37      916,062      17,742,234      15.44%     15.44%       1.28%
           2011                  1.002%   1.002%    16.78     16.78      921,372      15,457,643       9.52%      9.52%       1.33%
           2010                  1.002%   1.002%    15.32     15.32      887,644      13,597,791      25.35%     25.35%       2.51%
           2009                  1.002%   1.002%    12.22     12.22      801,913       9,800,403      22.01%     22.01%       4.05%
           2008                  1.002%   1.002%    10.02     10.02      667,801       6,689,068     -35.93%    -35.93%       1.93%

DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
           2012                  1.000%   2.152%     2.29     24.53   76,484,079     212,802,215      11.22%     12.50%       0.35%
           2011                  1.000%   2.152%     2.04     21.94   86,624,986     211,393,935      -3.69%     -2.57%       0.29%
           2010                  1.000%   2.152%     2.10     22.70   97,898,448     241,206,266      29.10%     30.60%       0.47%
           2009                  1.000%   2.150%     1.61     17.52  102,273,979     190,397,545      28.77%     30.25%       0.67%
           2008                  1.000%   2.150%     1.24     13.56  112,593,836     157,610,949     -31.56%    -30.76%       0.48%

DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
           2012                  0.550%   2.302%     3.18     23.97   64,243,754     216,606,300       8.66%     10.41%       0.24%
           2011                  0.550%   2.152%     2.90     21.98   73,792,230     226,536,339       5.83%      7.54%       0.98%
           2010     10/8/10      0.550%   2.152%     2.72     20.70   79,048,971     226,698,063      13.21%     13.63%       0.00%

DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
           2012                  1.002%   1.002%    17.01     17.01      743,985      12,652,326       9.61%      9.61%       0.01%
           2011                  1.002%   1.002%    15.52     15.52      702,171      10,894,579       6.82%      6.82%       0.76%
           2010     10/8/10      1.002%   1.002%    14.52     14.52      602,239       8,747,116      13.45%     13.45%       0.00%

DELAWARE VIP TREND STANDARD CLASS
           2009                  0.550%   2.152%     2.01     15.37   84,506,526     178,594,102      51.74%     53.88%       0.00%
           2008                  0.550%   1.950%     1.32     10.12   91,207,039     125,953,263     -47.77%    -47.03%       0.00%

DELAWARE VIP TREND SERVICE CLASS
           2009                  1.002%   1.002%    10.73     10.73      511,123       5,485,739      52.83%     52.83%       0.00%
           2008                  1.002%   1.002%     7.02      7.02      400,958       2,815,728     -47.39%    -47.39%       0.00%

DELAWARE VIP U.S. GROWTH SERVICE CLASS
           2012                  1.000%   1.750%    12.25     12.88        8,854         111,847      13.94%     14.80%       0.00%
           2011                  1.000%   1.750%    10.75     11.22        9,749         108,414       5.64%      6.43%       0.06%
           2010                  1.000%   1.750%    10.18     10.54        7,304          76,235      11.57%     12.41%       0.00%
           2009                  1.000%   1.750%     9.27      9.37        7,796          72,566      41.10%     41.52%       0.00%
           2008                  1.000%   1.300%     6.57      6.62        7,510          49,685     -43.60%    -43.43%       0.00%

DELAWARE VIP VALUE STANDARD CLASS
           2012                  0.550%   2.600%     2.43     19.24   47,253,019     124,842,119      11.79%     14.10%       2.27%
           2011                  0.550%   2.600%     2.15     17.06   51,282,723     119,216,003       6.72%      8.94%       1.95%
           2010                  0.550%   2.600%     1.99     15.85   53,337,067     114,397,671      12.66%     14.99%       2.44%
           2009                  0.550%   2.600%     1.74     13.95   58,984,059     110,211,217      14.94%     17.32%       3.29%
           2008                  0.550%   2.600%     1.49     12.04   67,376,106     106,993,770     -35.14%    -33.79%       2.99%

DELAWARE VIP VALUE SERVICE CLASS
           2012                  1.002%   1.002%    14.99     14.99    1,095,381      16,418,863      13.29%     13.29%       1.98%
           2011                  1.002%   1.002%    13.23     13.23      987,411      13,063,706       8.17%      8.17%       1.68%
           2010                  1.002%   1.002%    12.23     12.23      895,961      10,958,433      14.17%     14.17%       2.13%
           2009                  1.002%   1.002%    10.71     10.71      813,060       8,709,861      16.48%     16.48%       2.78%
           2008                  1.002%   1.002%     9.20      9.20      646,327       5,944,197     -34.23%    -34.23%       2.44%

DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
           2012                  1.002%   1.802%    13.05     13.43      300,025       4,029,441       7.75%      8.63%       3.41%
           2011                  1.002%   1.802%    12.11     12.36      248,980       3,078,253      -4.60%     -3.84%       1.29%
           2010                  1.002%   1.802%    12.86     12.86      163,742       2,105,191      11.34%     11.34%       1.09%
           2009     5/27/09      1.002%   1.002%    11.55     11.55       52,260         603,453      14.03%     14.03%       0.00%

DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
           2012                  1.000%   1.800%    12.91     13.30      130,850       1,739,589       7.41%      8.28%       2.99%
           2011                  1.000%   1.800%    12.28     12.28       77,793         955,421      -4.08%     -4.08%       0.88%
           2010                  1.000%   1.002%    12.80     12.81       30,641         392,391      11.02%     11.03%       0.81%
           2009      7/2/09      1.000%   1.002%    11.53     11.53        6,671          76,941      13.16%     15.28%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DWS EQUITY 500 INDEX VIP CLASS A
           2012                  0.550%   1.952% $   1.10  $  16.90  137,645,307  $  158,870,097      13.63%     15.06%       1.76%
           2011                  0.550%   1.802%     0.96     14.88  152,407,152     153,733,062       0.01%      1.28%       1.71%
           2010                  0.550%   1.802%     0.96     14.87  166,142,781     166,413,117      12.66%     14.08%       1.92%
           2009                  0.550%   1.802%     0.85     13.20  184,329,872     162,616,209      24.07%     25.63%       2.82%
           2008                  0.550%   1.950%     0.68     10.64  200,856,341     142,183,699     -38.37%    -37.50%       2.47%

DWS EQUITY 500 INDEX VIP CLASS B
           2012                  1.002%   1.002%    13.69     13.69    1,168,267      15,999,331      14.27%     14.27%       1.45%
           2011                  1.002%   1.002%    11.98     11.98    1,061,840      12,726,054       0.49%      0.49%       1.37%
           2010                  1.002%   1.002%    11.93     11.93      875,472      10,441,532      13.38%     13.38%       1.53%
           2009                  1.002%   1.002%    10.52     10.52      678,961       7,142,483      24.77%     24.77%       2.36%
           2008                  1.002%   1.002%     8.43      8.43      468,716       3,951,822     -37.96%    -37.96%       2.03%

DWS SMALL CAP INDEX VIP CLASS A
           2012                  0.550%   2.600%     1.86     22.43   18,364,661      36,477,469      13.27%     15.61%       0.90%
           2011                  0.550%   2.600%     1.62     19.65   21,178,803      36,516,009      -6.87%     -4.94%       0.88%
           2010                  0.550%   2.600%     1.71     20.93   24,139,931      43,875,812      23.15%     25.70%       0.95%
           2009                  0.550%   2.600%     1.37     16.86   26,266,622      38,206,851      23.32%     25.88%       1.79%
           2008                  0.550%   2.600%     1.10     13.56   29,027,659      33,822,875     -35.82%    -34.48%       1.62%

DWS SMALL CAP INDEX VIP CLASS B
           2012                  1.002%   1.002%    14.98     14.98      403,122       6,038,270      14.72%     14.72%       0.63%
           2011                  1.002%   1.002%    13.06     13.06      399,546       5,216,631      -5.53%     -5.53%       0.59%
           2010                  1.002%   1.002%    13.82     13.82      383,999       5,307,027      24.85%     24.85%       0.63%
           2009                  1.002%   1.002%    11.07     11.07      338,520       3,747,270      25.01%     25.01%       1.45%
           2008                  1.002%   1.002%     8.85      8.85      266,275       2,357,832     -34.98%    -34.98%       1.28%

FIDELITY VIP CONTRAFUND SERVICE CLASS
           2012                  1.000%   2.600%     1.68     19.52  110,725,952     206,577,859      13.32%     15.15%       1.22%
           2011                  1.000%   2.600%     1.46     17.09  122,839,785     199,264,380      -5.14%     -3.61%       0.89%
           2010                  1.000%   2.600%     1.52     17.87  134,573,374     225,221,520      14.10%     15.94%       1.08%
           2009                  1.000%   2.600%     1.31     15.54  148,581,402     213,580,220      32.65%     34.31%       1.33%
           2008                  1.000%   2.250%     0.98     11.66  160,695,810     169,865,917     -43.89%    -43.19%       0.89%

FIDELITY VIP CONTRAFUND SERVICE CLASS 2
           2012                  1.002%   1.002%    16.30     16.30    2,809,729      45,799,255      14.98%     14.98%       1.18%
           2011                  1.002%   1.002%    14.18     14.18    2,663,559      37,759,124      -3.75%     -3.75%       0.83%
           2010                  1.002%   1.002%    14.73     14.73    2,489,255      36,664,509      15.76%     15.76%       1.09%
           2009                  1.002%   1.002%    12.72     12.72    2,204,664      28,051,498      34.12%     34.12%       1.29%
           2008                  1.002%   1.002%     9.49      9.49    1,716,918      16,288,383     -43.26%    -43.26%       0.95%

FIDELITY VIP GROWTH SERVICE CLASS
           2012                  1.000%   1.802%     0.97     16.22   58,833,644      60,098,130      12.44%     13.41%       0.49%
           2011                  1.000%   1.802%     0.85     14.41   64,044,588      57,631,090      -1.65%     -0.86%       0.25%
           2010                  1.000%   1.802%     0.86     14.65   69,316,062      62,750,757      21.82%     22.82%       0.18%
           2009                  1.000%   1.802%     0.71     12.03   74,660,083      55,044,200      25.86%     26.87%       0.33%
           2008                  1.000%   1.950%     0.56      9.56   86,377,028      50,262,461     -48.25%    -47.76%       0.67%

FIDELITY VIP GROWTH SERVICE CLASS 2
           2012                  1.002%   1.002%    13.29     13.29      523,708       6,962,439      13.26%     13.26%       0.37%
           2011                  1.002%   1.002%    11.74     11.74      474,303       5,567,265      -1.03%     -1.03%       0.14%
           2010                  1.002%   1.002%    11.86     11.86      403,557       4,786,152      22.63%     22.63%       0.03%
           2009                  1.002%   1.002%     9.67      9.67      342,456       3,312,066      26.69%     26.69%       0.23%
           2008                  1.002%   1.002%     7.63      7.63      264,007       2,015,447     -47.83%    -47.83%       0.78%

FIDELITY VIP MID CAP SERVICE CLASS 2
           2012                  1.000%   2.600%    13.78     15.55      170,734       2,621,899      11.62%     13.42%       0.37%
           2011                  1.000%   2.600%    12.34     13.71      205,209       2,781,296     -13.14%    -11.74%       0.02%
           2010                  1.000%   2.600%    14.57     15.53      208,051       3,201,804      25.83%     27.29%       0.13%
           2009                  1.000%   2.150%    11.68     12.20      191,639       2,324,412      37.05%     38.36%       0.45%
           2008                  1.000%   1.950%     8.52      8.82      194,597       1,707,223     -40.78%    -40.21%       0.26%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
           2012                  1.000%   2.600%    12.28     13.65      171,784       2,300,150       9.76%     11.53%       6.35%
           2011                  1.000%   2.600%    11.18     12.24      158,761       1,908,896      -0.24%      1.36%       5.57%
           2010                  1.000%   2.600%    11.21     12.07      165,820       1,975,515       9.78%     11.55%       6.65%
           2009                  1.000%   2.600%    10.21     10.82      156,006       1,671,551      32.12%     34.25%       9.24%
           2008                  1.000%   2.600%     7.73      8.06      186,582       1,490,914     -31.46%    -30.36%       5.38%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES CLASS 2

           2012                  1.000%   2.150% $  10.18  $  10.99      173,092  $    1,880,471      11.82%     13.11%       2.05%
           2011                  1.000%   2.150%     9.21      9.71      199,643       1,919,677      -2.95%     -2.03%       2.46%
           2010                  1.000%   1.950%     9.49      9.91      162,299       1,594,839       9.05%     10.09%       1.59%
           2009                  1.000%   1.950%     8.70      9.00      146,737       1,313,135      23.61%     24.79%       1.79%
           2008                  1.000%   1.950%     7.07      7.22      159,350       1,144,099     -38.23%    -37.73%       3.31%

FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
           2012                  1.000%   2.600%    16.86     19.03      285,857       5,345,180      12.11%     13.92%       6.47%
           2011                  1.000%   2.600%    15.04     16.71      311,832       5,133,788      -3.42%     -1.86%       5.45%
           2010                  1.000%   2.600%    15.57     17.02      300,300       5,057,989      11.51%     13.31%       1.44%
           2009                  1.000%   2.600%    14.38     15.02      328,937       4,896,774      16.39%     17.50%      13.72%
           2008                  1.000%   1.950%    12.43     12.79      302,488       3,844,918       4.31%      5.15%       3.57%

INVESCO V.I. CORE EQUITY SERIES I
           2012                  1.000%   1.300%    11.75     12.15        2,758          33,023      12.41%     12.75%       0.93%
           2011                  1.000%   1.300%    10.46     10.77        4,956          52,309      -1.36%     -1.06%       0.94%
           2010                  1.000%   1.300%    10.60     10.89        4,510          48,179       8.14%      8.47%       0.87%
           2009                  1.000%   1.300%     9.80     10.04        5,966          58,782      26.64%     27.02%       1.50%
           2008                  1.000%   1.300%     7.74      7.90        9,292          72,080     -31.04%    -30.84%       2.74%

INVESCO V.I. INTERNATIONAL GROWTH SERIES I
           2012                  1.000%   1.750%    19.19     20.92        2,643          52,970      13.53%     14.38%       1.39%
           2011                  1.000%   1.750%    16.90     18.29        3,075          54,149      -8.36%     -7.67%       1.53%
           2010                  1.000%   1.750%    18.45     19.80        2,906          55,655      10.91%     11.74%       2.05%
           2009                  1.000%   1.950%    16.39     17.72        8,429         145,153      32.63%     33.90%       1.32%
           2008                  1.000%   1.950%    12.36     13.24       10,792         139,920     -41.53%    -40.97%       0.54%

JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
           2012                  0.550%   1.750%     1.14     10.99      163,224         220,292      18.00%     19.42%       0.92%
           2011                  0.550%   1.750%     0.95      9.24      142,830         167,088     -15.24%    -14.22%       0.62%
           2010                  0.550%   1.750%     1.11     10.82      137,617         187,915      13.83%     15.20%       0.59%
           2009                  0.550%   1.750%     0.96      9.43      160,111         189,149      35.31%     36.94%       1.31%
           2008                  0.550%   1.750%     0.70      6.92      323,198         260,587     -45.62%    -44.96%       1.19%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2012                  0.550%   2.600%     2.52     22.82   46,846,635     146,065,066      15.21%     17.60%       1.15%
           2011                  0.550%   2.600%     2.16     19.65   53,073,457     139,510,576       1.35%      3.45%       0.00%
           2010                  0.550%   2.600%     2.10     19.23   58,186,783     145,271,885      23.14%     25.69%       0.00%
           2009                  0.550%   2.600%     1.69     15.49   64,485,414     125,909,741      35.85%     37.57%       0.00%
           2008                  0.550%   1.802%     1.23     11.40   68,187,879      94,814,740     -40.22%    -39.47%       0.00%

LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
           2012                  0.550%   2.250%     3.29     16.19   85,068,038     295,268,330      14.38%     16.34%       0.64%
           2011                  0.550%   2.250%     2.85     14.09   96,664,105     289,696,194      -4.75%     -3.11%       0.93%
           2010                  0.550%   2.250%     2.97     14.73  108,428,498     336,944,711      15.31%     17.28%       0.97%
           2009                  0.550%   2.250%     2.55     12.71  121,966,160     324,548,680      20.56%     22.62%       1.18%
           2008                  0.550%   2.250%     2.09     10.50  139,450,741     304,075,336     -39.70%    -38.66%       1.45%

LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
           2012                  1.002%   1.002%    12.69     12.69      570,302       7,239,701      15.52%     15.52%       0.42%
           2011                  1.002%   1.002%    10.99     10.99      554,840       6,096,876      -3.78%     -3.78%       0.74%
           2010                  1.002%   1.002%    11.42     11.42      545,556       6,230,585      16.47%     16.47%       0.80%
           2009                  1.002%   1.002%     9.81      9.81      513,624       5,036,522      21.77%     21.77%       1.01%
           2008                  1.002%   1.002%     8.05      8.05      461,535       3,716,669     -39.09%    -39.09%       1.41%

LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
           2012     5/15/12      1.002%   1.302%    10.24     10.26      137,201       1,407,458       0.74%      2.45%       0.00%

LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
           2012     5/21/12      1.002%   1.002%    10.24     10.24       21,320         218,380       1.71%      1.71%       0.00%

LVIP CAPITAL GROWTH SERVICE CLASS
           2012                  1.000%   1.000%    10.25     10.25        4,038          41,376      17.59%     17.59%       0.00%
           2011                  1.000%   1.000%     8.71      8.71        1,335          11,632     -10.14%    -10.14%       0.00%
           2010                  1.000%   1.000%     9.70      9.70        1,156          11,208      17.49%     17.49%       0.00%
           2009                  1.000%   1.000%     8.25      8.25        1,290          10,645      33.19%     33.19%       0.08%
           2008                  1.000%   1.000%     6.20      6.20        4,696          29,102     -42.31%    -42.31%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
           2012                  1.002%   2.152% $   8.07  $   8.44    1,247,261  $   10,518,619      22.46%     23.44%       0.00%
           2011                  1.002%   1.802%     6.59      6.83    1,101,462       7,526,071     -10.30%     -9.58%       0.00%
           2010                  1.002%   1.802%     7.34      7.56    1,060,785       8,017,360      15.87%     16.80%       0.00%
           2009                  1.002%   1.802%     6.34      6.47      898,568       5,814,988      35.37%     36.46%       0.00%
           2008                  1.002%   1.802%     4.68      4.74      655,277       3,107,333     -43.07%    -42.61%       1.52%

LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
           2012                  1.000%   2.600%     7.60      8.32      498,262       4,128,013      21.20%     23.15%       0.00%
           2011                  1.000%   2.600%     6.27      6.76      455,675       3,065,319     -11.24%     -9.81%       0.00%
           2010                  1.000%   2.600%     7.07      7.49      396,148       2,956,711      14.65%     16.49%       0.00%
           2009                  1.000%   2.600%     6.30      6.43      291,612       1,869,424      35.04%     36.12%       0.00%
           2008                  1.000%   1.800%     4.66      4.72      184,483         869,931     -43.21%    -42.75%       1.34%

LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
           2012                  1.000%   1.800%     9.30      9.72       28,976         280,540       4.32%      5.15%       0.00%
           2011                  1.000%   1.800%     8.91      9.25       31,581         291,127      -9.47%     -8.75%       0.00%
           2010                  1.000%   1.800%    10.03     10.13       30,069         303,885      25.30%     25.67%       0.00%
           2009                  1.000%   1.300%     8.00      8.06       23,076         185,877      46.14%     46.58%       0.00%
           2008                  1.000%   1.300%     5.47      5.50       25,275         138,955     -50.09%    -49.94%       0.00%

LVIP DELAWARE BOND STANDARD CLASS
           2012                  0.550%   2.600%     9.89     18.14   30,192,293     320,143,014       3.87%      6.02%       1.97%
           2011                  0.550%   2.600%     9.40     17.18   33,318,623     334,381,944       4.88%      7.05%       3.33%
           2010                  0.550%   2.600%     8.85     16.12   37,044,897     348,818,183       5.70%      7.89%       3.37%
           2009                  0.550%   2.600%     8.26     15.01   40,260,631     352,396,046      16.26%     18.25%       4.23%
           2008                  0.550%   2.250%     7.04     12.75   45,357,833     335,604,648      -5.08%     -3.46%       4.59%

LVIP DELAWARE BOND SERVICE CLASS
           2012                  1.002%   1.002%    15.44     15.44    1,822,410      28,144,745       5.18%      5.18%       1.71%
           2011                  1.002%   1.002%    14.68     14.68    1,761,668      25,867,610       6.19%      6.19%       3.23%
           2010                  1.002%   1.002%    13.83     13.83    1,600,756      22,134,772       7.04%      7.04%       3.31%
           2009                  1.002%   1.002%    12.92     12.92    1,353,824      17,489,129      17.30%     17.30%       4.33%
           2008                  1.002%   1.002%    11.01     11.01    1,141,905      12,575,978      -4.22%     -4.22%       4.77%

LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
           2012                  1.000%   1.952%     9.92     10.05      127,527       1,280,221       2.12%      2.93%       1.57%
           2011     5/17/11      1.000%   1.800%     9.72      9.76       60,566         591,264      -2.47%     -0.24%       2.42%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
           2012                  1.000%   1.802%     4.24     16.94   26,732,328     119,140,883      11.27%     12.16%       1.73%
           2011                  1.000%   1.802%     3.79     15.23   30,434,378     120,916,415      -3.78%     -3.00%       2.04%
           2010                  1.000%   1.802%     3.92     15.83   34,534,572     141,737,955      10.47%     11.36%       2.67%
           2009                  1.000%   1.802%     3.53     14.33   39,459,380     145,249,902      29.64%     30.68%       1.65%
           2008                  1.000%   2.152%     2.71     11.05   46,239,559     130,488,766     -34.42%    -33.89%       6.25%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
           2012                  1.002%   1.002%    14.81     14.81      280,435       4,152,603      11.89%     11.89%       1.62%
           2011                  1.002%   1.002%    13.23     13.23      242,682       3,211,787      -3.25%     -3.25%       2.00%
           2010                  1.002%   1.002%    13.68     13.68      213,815       2,924,667      11.09%     11.09%       2.59%
           2009                  1.002%   1.002%    12.31     12.31      191,882       2,362,699      30.35%     30.35%       1.58%
           2008                  1.002%   1.002%     9.45      9.45      158,329       1,495,676     -34.05%    -34.05%       7.23%

LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
           2012                  0.550%   2.152%     7.43     15.92   32,844,175     256,683,780       8.28%     10.02%       2.39%
           2011                  0.550%   2.152%     6.80     14.65   36,571,206     261,019,073       0.06%      1.67%       6.31%
           2010                  0.550%   2.152%     6.74     14.59   41,066,974     289,557,453       8.08%      9.82%       1.68%
           2009                  0.550%   2.152%     6.18     13.45   46,270,649     298,489,104      20.23%     22.17%       2.86%
           2008                  0.550%   2.250%     5.10     11.15   52,644,737     279,056,184     -28.58%    -27.36%       2.37%

LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
           2012                  1.002%   1.002%    13.46     13.46      404,452       5,442,315       9.26%      9.26%       2.33%
           2011                  1.002%   1.002%    12.32     12.32      373,488       4,599,915       0.96%      0.96%       6.44%
           2010                  1.002%   1.002%    12.20     12.20      358,135       4,368,681       9.05%      9.05%       1.63%
           2009                  1.002%   1.002%    11.19     11.19      322,279       3,604,889      21.26%     21.26%       2.72%
           2008                  1.002%   1.002%     9.22      9.22      280,465       2,587,104     -27.94%    -27.94%       2.28%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS

           2012                  1.000%   1.800% $  13.79  $  14.19      248,443  $    3,520,946       9.32%     10.20%       2.65%
           2011                  1.000%   1.800%    12.61     12.87      201,137       2,586,958      -1.52%     -0.73%       2.99%
           2010                  1.000%   1.800%    12.97     12.97       92,080       1,193,855       9.90%      9.90%       3.59%
           2009      7/2/09      1.002%   1.002%    11.80     11.80       39,353         464,361      19.08%     19.08%       2.71%

LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
           2012                  1.002%   1.002%    14.05     14.05      189,612       2,664,576       9.93%      9.93%       2.68%
           2011                  1.002%   1.002%    12.78     12.78       81,916       1,047,214      -0.98%     -0.98%       3.11%
           2010                  1.002%   1.002%    12.91     12.91       28,868         372,699       9.62%      9.62%       4.19%
           2009     7/17/09      1.002%   1.002%    11.78     11.78        1,657          19,520      15.96%     15.96%       1.94%

LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
           2012                  0.550%   2.152%    12.53     16.77   63,867,906     904,929,778      12.86%     14.68%       1.06%
           2011                  0.550%   2.152%    11.06     14.80   72,003,912     893,602,339      -0.96%      0.64%       1.02%
           2010                  0.550%   2.152%    11.12     14.89   81,235,094   1,006,268,897      10.53%     12.32%       0.93%
           2009                  0.550%   2.152%    10.02     13.43   95,617,597   1,059,349,551      22.03%     24.00%       1.12%
           2008                  0.550%   2.152%     8.18     10.96  106,083,785     952,152,602     -37.14%    -36.12%       1.23%

LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
           2012                  1.002%   1.002%    13.47     13.47      369,852       4,980,773      13.77%     13.77%       0.79%
           2011                  1.002%   1.002%    11.84     11.84      348,565       4,125,913      -0.16%     -0.16%       0.76%
           2010                  1.002%   1.002%    11.86     11.86      313,340       3,715,040      11.42%     11.42%       0.65%
           2009                  1.002%   1.002%    10.64     10.64      298,312       3,174,304      23.00%     23.00%       0.86%
           2008                  1.002%   1.002%     8.65      8.65      251,942       2,179,614     -36.63%    -36.63%       1.03%

LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
           2012                  0.550%   2.152%     7.72     18.63   58,989,456     477,910,579      12.83%     14.65%       0.75%
           2011                  0.550%   2.152%     6.79     16.46   66,828,829     474,434,605      -1.50%      0.09%       0.74%
           2010                  0.550%   2.150%     6.83     16.65   75,130,706     535,442,674       9.20%     10.96%       0.59%
           2009                  0.550%   2.150%     6.20     15.19   85,534,742     551,755,780      27.49%     29.29%       0.69%
           2008                  0.550%   1.950%     4.83     11.90   97,127,360     486,687,455     -35.68%    -34.77%       0.86%

LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
           2012                  1.002%   1.002%    14.45     14.45      863,197      12,470,804      13.74%     13.74%       0.43%
           2011                  1.002%   1.002%    12.70     12.70      819,767      10,413,019      -0.71%     -0.71%       0.44%
           2010                  1.002%   1.002%    12.79     12.79      767,321       9,816,714      10.07%     10.07%       0.28%
           2009                  1.002%   1.002%    11.62     11.62      714,550       8,305,134      28.25%     28.25%       0.40%
           2008                  1.002%   1.002%     9.06      9.06      578,332       5,241,188     -35.29%    -35.29%       0.68%

LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
           2012                  0.550%   2.600%    19.49     24.07   19,624,965     401,238,412      11.99%     14.31%       0.77%
           2011                  0.550%   2.600%    17.18     21.32   22,452,011     403,411,847      -7.63%     -5.72%       0.30%
           2010                  0.550%   2.600%    18.36     22.90   25,291,841     484,158,705      28.12%     29.92%       0.73%
           2009                  0.550%   1.950%    14.24     17.85   27,514,039     407,188,333      27.92%     29.73%       0.97%
           2008                  0.550%   1.950%    11.06     13.93   30,865,380     353,705,115     -37.86%    -36.98%       1.07%

LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
           2012                  1.002%   1.002%    17.95     17.95    1,313,488      23,574,052      13.39%     13.39%       0.44%
           2011                  1.002%   1.002%    15.83     15.83    1,316,748      20,841,395      -6.47%     -6.47%       0.00%
           2010                  1.002%   1.002%    16.92     16.92    1,238,824      20,965,162      28.88%     28.88%       0.42%
           2009                  1.002%   1.002%    13.13     13.13    1,135,475      14,909,897      28.69%     28.69%       0.69%
           2008                  1.002%   1.002%    10.20     10.20      962,052       9,816,088     -37.48%    -37.48%       0.88%

LVIP GLOBAL INCOME STANDARD CLASS
           2012                  1.002%   2.152%    11.91     12.49      692,280       8,637,323       5.40%      6.62%       1.96%
           2011                  1.002%   2.152%    11.30     11.71      686,822       8,039,207      -1.06%      0.08%       4.94%
           2010                  1.002%   2.152%    11.49     11.70      464,851       5,439,009       7.72%      8.58%       3.38%
           2009     5/29/09      1.002%   1.802%    10.67     10.78      207,871       2,240,533      -0.14%      7.40%       3.64%

LVIP GLOBAL INCOME SERVICE CLASS
           2012                  1.000%   1.950%    11.91     12.32      315,057       3,869,096       5.35%      6.36%       1.79%
           2011                  1.000%   1.950%    11.30     11.59      268,476       3,101,137      -1.12%     -0.17%       4.35%
           2010                  1.000%   2.150%    11.46     11.61      187,889       2,175,402       7.47%      8.33%       3.45%
           2009      6/5/09      1.000%   1.800%    10.66     10.71       41,369         443,069       2.34%      7.97%       3.29%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
           2012                  1.000%   1.800% $   9.68  $  10.13       21,138  $      212,324      11.44%     12.34%       0.00%
           2011                  1.000%   1.800%     8.69      9.01       22,430         200,806      -3.75%     -2.98%       0.00%
           2010                  1.000%   1.800%     9.19      9.29       19,613         181,071      22.84%     23.21%       0.00%
           2009                  1.000%   1.300%     7.48      7.54       23,644         177,941      22.75%     23.12%       0.36%
           2008                  1.000%   1.300%     6.10      6.12       19,453         118,999     -34.98%    -34.79%       0.26%

LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
           2012                  1.000%   1.800%     8.49      8.88       53,835         474,837      16.99%     17.93%       0.48%
           2011                  1.000%   1.800%     7.25      7.53       65,318         489,323     -11.71%    -11.00%       2.90%
           2010                  1.000%   1.800%     8.22      8.46       54,829         461,939      10.81%     11.70%       0.54%
           2009                  1.000%   1.800%     7.41      7.57       52,912         399,369      33.10%     34.16%       0.82%
           2008                  1.000%   1.800%     5.57      5.64       22,338         125,967     -49.98%    -49.58%       0.98%

LVIP MFS VALUE SERVICE CLASS
           2012                  1.000%   1.800%     9.30      9.72      202,115       1,957,803      13.97%     14.89%       0.92%
           2011                  1.000%   1.800%     8.16      8.46      233,328       1,968,008      -2.13%     -1.34%       1.20%
           2010                  1.000%   1.800%     8.35      8.58      216,506       1,852,632       9.38%     10.21%       1.19%
           2009                  1.000%   1.750%     7.72      7.79      153,505       1,193,688      19.11%     19.47%       2.31%
           2008                  1.000%   1.300%     6.49      6.52       33,430         217,697     -33.33%    -33.13%       0.96%

LVIP MID-CAP VALUE SERVICE CLASS
           2012                  1.000%   2.600%     8.77      9.59       31,745         301,661      20.64%     22.58%       0.13%
           2011                  1.000%   2.600%     7.27      7.83       35,192         273,189     -11.87%    -10.45%       0.00%
           2010                  1.000%   2.600%     8.25      8.74       28,861         250,424      20.42%     22.36%       0.01%
           2009                  1.000%   2.600%     6.99      7.14       27,624         196,119      39.55%     40.67%       0.32%
           2008                  1.000%   1.800%     5.08      5.08       14,340          72,712     -41.44%    -41.44%       0.09%

LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
           2012                  0.550%   2.600%     3.20     20.27   66,692,378     228,649,047       6.80%      9.02%       2.83%
           2011                  0.550%   2.600%     2.96     18.83   75,619,470     238,758,096      -6.68%     -4.74%       2.97%
           2010                  0.550%   2.600%     3.13     20.02   85,064,523     282,661,794      -0.17%      1.90%       3.25%
           2009                  0.550%   2.600%     3.09     19.89   97,780,309     319,915,547      18.66%     20.57%       3.30%
           2008                  0.550%   2.150%     2.58     16.71  112,211,692     305,352,394     -38.00%    -37.00%       4.65%

LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
           2012                  1.002%   1.002%    14.92     14.92    1,011,600      15,091,748       8.25%      8.25%       2.73%
           2011                  1.002%   1.002%    13.78     13.78      987,929      13,615,670      -5.41%     -5.41%       2.94%
           2010                  1.002%   1.002%    14.57     14.57      934,102      13,609,629       1.19%      1.19%       3.28%
           2009                  1.002%   1.002%    14.40     14.40      875,766      12,609,248      19.72%     19.72%       3.43%
           2008                  1.002%   1.002%    12.03     12.03      711,662       8,558,832     -37.44%    -37.44%       5.26%

LVIP MONEY MARKET STANDARD CLASS
           2012                  0.550%   2.152%     2.88     10.72   20,016,855      61,630,256      -2.10%     -0.52%       0.03%
           2011                  0.550%   2.152%     2.92     10.82   24,017,058      74,754,308      -2.10%     -0.52%       0.03%
           2010                  0.550%   2.152%     2.96     10.93   28,161,445      88,408,556      -2.08%     -0.50%       0.05%
           2009                  0.550%   2.152%     3.00     11.03   38,469,410     122,166,786      -1.83%     -0.25%       0.31%
           2008                  0.550%   2.150%     3.03     11.11   54,988,651     174,554,551       0.17%      1.78%       2.26%

LVIP MONEY MARKET SERVICE CLASS
           2012                  1.002%   1.002%    10.57     10.57      686,234       7,254,520      -0.97%     -0.97%       0.03%
           2011                  1.002%   1.002%    10.68     10.68      699,137       7,463,438      -0.97%     -0.97%       0.03%
           2010                  1.002%   1.002%    10.78     10.78      630,231       6,793,544      -0.95%     -0.95%       0.04%
           2009                  1.002%   1.002%    10.88     10.88      613,227       6,673,978      -0.92%     -0.92%       0.08%
           2008                  1.002%   1.002%    10.98     10.98      529,216       5,812,883       1.07%      1.07%       1.92%

LVIP PROTECTED PROFILE 2010 STANDARD CLASS
           2012                  1.002%   1.002%    11.57     11.57      335,780       3,885,665       7.46%      7.46%       2.10%
           2011                  1.002%   1.002%    10.77     10.77      387,190       4,169,518       0.24%      0.24%       0.78%
           2010                  1.002%   1.002%    10.74     10.74      435,943       4,683,268      10.36%     10.36%       1.09%
           2009                  1.002%   1.002%     9.73      9.73      418,949       4,078,365      23.16%     23.16%       1.97%
           2008                  1.002%   1.002%     7.90      7.90      336,470       2,659,465     -24.67%    -24.67%       2.22%

LVIP PROTECTED PROFILE 2010 SERVICE CLASS
           2012                  1.000%   1.002%    11.41     11.41      137,406       1,567,762       7.19%      7.19%       1.82%
           2011                  1.000%   1.002%    10.64     10.65      130,054       1,384,303      -0.01%     -0.01%       0.74%
           2010                  1.000%   1.002%    10.65     10.65      132,174       1,407,072      10.07%     10.08%       0.97%
           2009                  1.000%   1.002%     9.67      9.67      104,054       1,006,355      22.86%     22.86%       1.99%
           2008                  1.002%   1.002%     7.87      7.87       44,920         353,600     -24.86%    -24.86%       3.57%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
           2012                  1.002%   1.002% $  10.99  $  10.99    1,017,093  $   11,176,392       7.30%      7.30%       2.03%
           2011                  1.002%   1.002%    10.24     10.24    1,054,925      10,803,426      -0.81%     -0.81%       0.74%
           2010                  1.002%   1.002%    10.32     10.32    1,035,281      10,688,321      10.92%     10.92%       0.95%
           2009                  1.002%   1.002%     9.31      9.31      876,489       8,158,448      24.41%     24.41%       2.00%
           2008                  1.002%   1.002%     7.48      7.48      654,490       4,896,911     -27.62%    -27.62%       1.93%

LVIP PROTECTED PROFILE 2020 SERVICE CLASS
           2012                  1.000%   1.002%    10.84     10.84      832,978       9,026,552       7.03%      7.03%       1.70%
           2011                  1.000%   1.002%    10.12     10.13      669,933       6,783,116      -1.05%     -1.05%       0.79%
           2010                  1.000%   1.002%    10.23     10.23      565,037       5,781,576      10.64%     10.64%       0.83%
           2009                  1.000%   1.002%     9.25      9.25      361,359       3,341,947      24.10%     24.10%       1.86%
           2008                  1.000%   1.800%     7.45      7.45      188,871       1,407,411     -27.80%    -27.80%       2.26%

LVIP PROTECTED PROFILE 2030 STANDARD CLASS
           2012                  1.002%   1.002%    10.62     10.62      580,789       6,170,018       6.82%      6.82%       1.85%
           2011                  1.002%   1.002%     9.95      9.95      543,380       5,403,985      -1.56%     -1.56%       0.67%
           2010                  1.002%   1.002%    10.10     10.10      456,119       4,607,851      11.42%     11.42%       0.89%
           2009                  1.002%   1.002%     9.07      9.07      370,300       3,357,316      26.67%     26.67%       1.85%
           2008                  1.002%   1.002%     7.16      7.16      282,378       2,021,081     -31.47%    -31.47%       1.32%

LVIP PROTECTED PROFILE 2030 SERVICE CLASS
           2012                  1.000%   1.002%    10.48     10.48      950,284       9,955,688       6.56%      6.56%       1.48%
           2011                  1.000%   1.002%     9.83      9.83      715,556       7,035,279      -1.80%     -1.80%       0.70%
           2010                  1.000%   1.002%    10.01     10.01      515,740       5,163,661      11.14%     11.14%       0.72%
           2009                  1.000%   1.002%     9.01      9.01      329,297       2,966,567      26.37%     26.38%       1.67%
           2008                  1.000%   1.800%     7.13      7.13      157,459       1,122,375     -31.64%    -31.64%       1.13%

LVIP PROTECTED PROFILE 2040 STANDARD CLASS
           2012                  1.002%   1.002%     9.89      9.89      214,599       2,122,649       6.06%      6.06%       1.68%
           2011                  1.002%   1.002%     9.33      9.33      209,803       1,956,728      -2.44%     -2.44%       0.63%
           2010                  1.002%   1.002%     9.56      9.56      190,506       1,821,248      12.53%     12.53%       0.87%
           2009                  1.002%   1.002%     8.50      8.50      138,078       1,173,026      29.65%     29.65%       1.61%
           2008                  1.002%   1.002%     6.55      6.55       69,977         458,541     -36.19%    -36.19%       0.54%

LVIP PROTECTED PROFILE 2040 SERVICE CLASS
           2012                  1.000%   1.002%     9.74      9.75      960,991       9,372,624       5.79%      5.79%       1.32%
           2011                  1.000%   1.002%     9.21      9.22      742,985       6,849,678      -2.69%     -2.68%       0.63%
           2010                  1.000%   1.002%     9.46      9.47      547,192       5,184,087      12.12%     12.25%       0.67%
           2009                  1.000%   1.002%     8.44      8.44      341,885       2,885,447      29.33%     29.33%       1.47%
           2008                  1.002%   1.002%     6.53      6.53      125,421         818,481     -36.35%    -36.35%       0.33%

LVIP PROTECTED PROFILE 2050 STANDARD CLASS
           2012                  1.002%   1.002%     9.67      9.67       10,970         106,058       4.95%      4.95%       1.58%
           2011     5/23/11      1.002%   1.002%     9.21      9.21        2,678          24,674      -6.63%     -6.63%       0.00%

LVIP PROTECTED PROFILE 2050 SERVICE CLASS
           2012                  1.002%   1.002%     9.63      9.63       43,273         416,659       4.69%      4.69%       1.25%
           2011     5/23/11      1.002%   1.002%     9.20      9.20        3,951          36,337      -6.78%     -6.78%       0.00%

LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
           2012                  1.002%   2.152%    13.65     14.50    1,619,301      23,398,077       7.65%      8.68%       3.81%
           2011                  1.002%   1.952%    12.66     13.34    1,831,000      24,366,090       1.83%      2.65%       1.98%
           2010                  1.002%   1.802%    12.43     13.00    2,013,753      26,119,429       8.53%      9.40%       3.57%
           2009                  1.002%   1.802%    11.45     11.88    2,127,388      25,224,155      22.62%     23.60%       4.26%
           2008                  1.002%   2.152%     9.22      9.61    2,064,342      19,822,477     -20.18%    -19.25%       2.10%

LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
           2012                  1.000%   2.600%    12.61     14.23    1,278,972      18,138,246       6.69%      8.41%       3.73%
           2011                  1.000%   2.600%    11.82     13.12    1,257,036      16,439,721       0.77%      2.40%       1.76%
           2010                  1.000%   2.600%    12.26     12.82    1,215,689      15,524,092       8.26%      9.13%       3.62%
           2009                  1.000%   1.800%    11.32     11.74    1,010,999      11,841,052      22.32%     23.31%       4.42%
           2008                  1.000%   1.800%     9.26      9.52      688,639       6,541,829     -20.10%    -19.46%       2.39%

LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
           2012                  1.002%   1.802%    12.44     13.21    2,089,304      27,604,350       7.19%      8.06%       2.54%
           2011                  1.002%   1.802%    11.60     12.23    2,396,199      29,299,510      -1.79%     -1.00%       1.93%
           2010                  1.002%   1.802%    11.82     12.35    2,527,113      31,213,441      10.71%     11.60%       2.80%
           2009                  1.002%   1.802%    10.67     11.07    2,646,317      29,289,716      26.72%     27.74%       4.52%
           2008                  1.002%   1.802%     8.42      8.67    2,819,467      24,430,353     -34.61%    -34.08%       1.04%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
           2012                  1.000%   2.750% $  11.49  $  13.43    3,189,436  $   41,229,988       5.92%      7.79%       2.39%
           2011                  1.000%   2.750%    10.83     12.03    3,008,663      36,097,034      -2.81%     -1.24%       1.74%
           2010                  1.000%   2.600%    11.14     12.18    2,888,590      35,090,296       9.54%     11.31%       2.72%
           2009                  1.000%   2.600%    10.17     10.95    2,496,004      27,266,279      25.41%     27.43%       4.61%
           2008                  1.000%   2.600%     8.11      8.59    1,890,358      16,192,398     -35.29%    -34.24%       0.85%

LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
           2012                  1.002%   1.952%    13.19     14.01    3,041,510      42,523,278       7.47%      8.50%       3.24%
           2011                  1.002%   1.952%    12.25     12.91    3,286,877      42,365,936      -0.64%      0.16%       1.74%
           2010                  1.002%   1.802%    12.33     12.89    3,557,676      45,794,257       9.96%     10.84%       2.96%
           2009                  1.002%   1.802%    11.21     11.63    3,542,601      41,156,295      25.75%     26.76%       4.42%
           2008                  1.002%   1.802%     8.92      9.17    3,519,126      32,264,427     -27.93%    -27.35%       1.99%

LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
           2012                  1.000%   2.600%    12.18     13.75    3,481,487      47,603,181       6.51%      8.23%       3.09%
           2011                  1.000%   2.600%    11.43     12.70    3,275,423      41,397,035      -1.68%     -0.09%       1.54%
           2010                  1.000%   2.600%    11.63     12.71    3,145,461      39,803,203       8.81%     10.57%       2.82%
           2009                  1.000%   2.600%    10.69     11.50    2,794,082      31,988,181      24.45%     26.46%       4.43%
           2008                  1.000%   2.600%     8.59      9.09    2,092,567      18,945,378     -28.69%    -27.54%       1.98%

LVIP SSgA BOND INDEX STANDARD CLASS
           2012                  1.002%   2.152%    11.49     11.83      523,545       6,187,764       2.00%      2.82%       2.32%
           2011                  1.002%   1.802%    11.26     11.50      685,085       7,878,164       5.48%      6.33%       4.21%
           2010                  1.002%   1.802%    10.77     10.82      399,942       4,325,700       4.61%      4.91%       2.35%
           2009     5/19/09      1.002%   1.302%    10.29     10.31      193,961       1,999,805      -0.25%      3.04%       3.23%

LVIP SSgA BOND INDEX SERVICE CLASS
           2012                  1.000%   1.950%    11.33     12.33      151,615       1,802,673       1.60%      2.57%       2.33%
           2011                  1.000%   1.950%    11.43     12.02      127,440       1,487,506       5.22%      6.07%       3.31%
           2010                  1.000%   1.800%    10.77     11.33       97,162       1,078,531       3.82%      4.65%       2.10%
           2009                  1.000%   1.800%    10.78     10.83       41,215         439,743       2.91%      3.22%       2.45%
           2008      7/2/08      1.000%   1.300%    10.48     10.49        3,388          35,526       4.14%      4.33%       0.21%

LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
           2012                  1.000%   1.800%     8.93      9.26        9,196          84,813      11.34%     12.24%       2.43%
           2011                  1.000%   1.800%     8.02      8.25        9,402          77,322     -13.92%    -13.23%       2.48%
           2010                  1.000%   1.800%     9.51      9.51        6,289          59,600       5.93%      5.93%       1.04%
           2009                  1.000%   1.000%     8.97      8.97        3,247          29,132      42.89%     42.89%       1.28%
           2008    11/26/08      1.000%   1.000%     6.28      6.28          309           1,942       9.37%      9.37%       1.10%

LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
           2012                  1.002%   2.152%    16.26     16.95    1,488,885      25,226,202      10.26%     11.53%       2.56%
           2011                  1.002%   2.152%    14.88     15.19    1,522,850      23,136,050     -16.46%    -15.79%       2.46%
           2010                  1.002%   1.802%    17.96     18.04    1,677,789      30,269,313      26.12%     26.48%       1.42%
           2009     5/18/09      1.002%   1.302%    14.24     14.26    1,222,602      17,439,331      36.14%     42.64%       1.87%

LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
           2012                  1.000%   1.800%    12.95     16.80      340,653       5,532,684      10.38%     11.27%       2.58%
           2011                  1.000%   1.800%    11.73     15.10      265,558       3,808,114     -16.67%    -16.00%       2.57%
           2010                  1.000%   1.950%    14.03     17.97      200,473       3,342,773      24.99%     26.18%       1.31%
           2009     1/13/09      1.000%   1.950%    11.22     14.24       71,159         943,216       0.82%    101.17%       2.34%

LVIP SSgA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
           2012                  1.002%   1.302%    12.17     12.45      832,156      10,356,862       9.71%     10.04%       3.35%
           2011                  1.002%   1.302%    11.09     11.31      958,333      10,838,659      -1.07%     -0.78%       1.29%
           2010                  1.002%   1.302%    11.21     11.40    1,115,527      12,715,080       7.33%      7.65%       1.03%
           2009                  1.002%   1.302%    10.44     10.59    1,203,384      12,741,744      29.10%     29.49%       6.89%
           2008                  1.002%   1.302%     8.09      8.18    1,183,104       9,674,275     -41.23%    -41.05%       0.61%

LVIP SSgA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
           2012                  1.000%   2.150%    11.19     12.21    1,400,696      17,094,709       8.52%      9.77%       3.26%
           2011                  1.000%   2.150%    10.56     11.13    1,357,059      15,087,481      -1.82%     -1.03%       1.09%
           2010                  1.000%   1.800%    10.75     11.24    1,307,694      14,697,531       6.54%      7.40%       0.86%
           2009                  1.000%   1.800%    10.32     10.47    1,120,549      11,727,114      28.78%     29.17%       7.12%
           2008                  1.000%   1.300%     8.10      8.10      765,879       6,205,575     -41.21%    -41.21%       0.34%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
           2012                  1.002%   1.802% $  13.02  $  13.40      130,295  $    1,745,605      16.03%     16.95%       2.18%
           2011                  1.002%   1.802%    11.22     11.46       95,216       1,090,741     -13.94%    -13.25%       1.06%
           2010                  1.002%   1.802%    13.14     13.21      107,456       1,418,980       5.66%      5.98%       1.84%
           2009     5/22/09      1.002%   1.302%    12.44     12.46       59,994         747,604       5.73%     22.45%       2.19%

LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
           2012                  1.000%   1.002%     8.65     13.28       63,207         750,747      16.64%     16.64%       1.82%
           2011                  1.000%   1.002%     7.41     11.38       55,711         533,247     -13.46%    -13.46%       1.20%
           2010                  1.000%   1.002%     8.56     13.15       39,792         410,036       5.71%      5.72%       1.46%
           2009     3/20/09      1.000%   1.002%     8.10     12.44       25,397         227,386      20.35%     52.74%       2.36%

LVIP SSgA LARGE CAP 100 SERVICE CLASS
           2012                  1.000%   1.300%    12.15     12.32        5,944          72,886      10.50%     10.83%       0.82%
           2011                  1.000%   1.300%    11.12     11.12       17,285         191,921       1.05%      1.05%       1.46%
           2010                  1.000%   1.800%    11.00     11.00       14,119         155,303      17.71%     17.71%       1.29%
           2009      1/9/09      1.000%   1.000%     9.35      9.35        4,915          45,935      34.80%     34.80%       1.37%

LVIP SSgA S&P 500 INDEX STANDARD CLASS
           2012                  1.000%   2.152%     9.23     11.80    1,312,712      13,106,644      13.19%     14.50%       0.97%
           2011                  1.000%   2.152%     8.15     10.30    1,343,219      11,731,598     -0.32%       0.84%       0.90%
           2010                  1.000%   2.152%     8.18     10.22    1,374,516      11,923,148      12.29%     13.59%       1.16%
           2009                  1.000%   2.152%     7.45      8.99    1,332,662      10,177,249      23.86%     24.85%       1.60%
           2008                  1.000%   1.800%     5.98      7.20      909,990       5,543,710     -38.01%    -37.82%       4.97%

LVIP SSgA S&P 500 INDEX SERVICE CLASS
           2012                  1.002%   1.002%     9.70      9.70      423,161       4,106,089      14.21%     14.21%       0.84%
           2011                  1.002%   1.002%     8.50      8.50      316,461       2,688,728       0.58%      0.58%       0.74%
           2010                  1.002%   1.002%     8.45      8.45      217,056       1,833,468      13.31%     13.31%       1.10%
           2009                  1.002%   1.002%     7.45      7.45      135,174       1,007,714      24.53%     24.53%       1.48%
           2008                  1.002%   1.002%     5.99      5.99       65,297         390,908     -37.97%    -37.97%       7.66%

LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
           2012                  1.002%   2.152%     9.71     16.53      622,031       6,321,743      13.65%     14.74%       0.73%
           2011                  1.002%   1.952%     8.53      8.85      613,138       5,431,286      -6.27%     -5.51%       0.31%
           2010                  1.002%   1.802%     9.27      9.37      739,338       6,925,628      24.56%     24.93%       0.56%
           2009                  1.002%   1.302%     7.44      7.50      513,407       3,849,989      24.39%     24.77%       0.76%
           2008                  1.002%   1.302%     5.98      6.01      402,227       2,417,577     -34.83%    -34.63%       1.16%

LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
           2012                  1.000%   2.600%     9.16     10.02      287,342       2,862,921      12.64%     14.46%       0.45%
           2011                  1.000%   2.600%     8.13      8.75      292,747       2,551,718      -7.25%     -5.75%       0.10%
           2010                  1.000%   2.600%     8.76      9.28      270,373       2,502,715      22.65%     24.62%       0.36%
           2009                  1.000%   2.600%     7.30      7.45      163,686       1,217,902      23.46%     24.46%       0.69%
           2008                  1.000%   1.800%     5.91      5.99       59,120         353,754     -35.31%    -34.79%       0.99%

LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
           2012                  1.000%   1.800%    14.34     14.87       39,199         580,939      11.52%     12.41%       2.23%
           2011                  1.000%   1.800%    12.86     13.22       44,574         588,073      -4.20%     -3.43%       1.42%
           2010                  1.000%   1.800%    13.44     13.69       40,100         548,754      25.22%     26.16%       1.55%
           2009     1/13/09      1.000%   1.750%    10.73     10.85       32,454         352,192      32.43%     59.58%       2.82%

LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
           2012                  1.000%   2.150%     9.91     15.99       61,432         652,411      15.51%     16.84%       0.00%
           2011                  1.000%   2.150%     8.58      9.05       55,168         502,505      -3.98%     -2.87%       0.00%
           2010                  1.000%   2.150%     8.94      9.32       45,210         420,139      13.96%     15.28%       0.00%
           2009                  1.000%   2.150%     8.02      8.08       43,499         350,970      40.89%     41.31%       0.00%
           2008                  1.000%   1.300%     5.69      5.72       12,048          68,885     -42.74%    -42.57%       0.00%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
           2012                  1.000%   2.152%     2.07     21.39   66,453,089     144,897,203      13.83%     15.15%       0.00%
           2011                  1.000%   2.152%     1.80     18.72   75,107,179     142,177,247      -5.72%     -4.82%       0.00%
           2010                  1.000%   1.950%     1.90     19.83   83,519,521     165,991,250      26.08%     27.09%       0.00%
           2009                  1.000%   1.802%     1.50     15.73   90,627,212     141,672,810      43.73%     44.89%       0.10%
           2008                  1.000%   1.802%     1.04     10.94   92,177,120      99,366,833     -43.80%    -43.35%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
           2012                  1.002%   1.002% $  16.50  $  16.50      412,652  $    6,808,778      14.86%     14.86%       0.00%
           2011                  1.002%   1.002%    14.37     14.37      388,013       5,574,005      -5.07%     -5.07%       0.00%
           2010                  1.002%   1.002%    15.13     15.13      328,962       4,978,146      26.78%     26.78%       0.00%
           2009                  1.002%   1.002%    11.94     11.94      261,926       3,126,346      44.51%     44.51%       0.00%
           2008                  1.002%   1.002%     8.26      8.26      155,800       1,286,808     -43.49%    -43.49%       0.00%

LVIP TEMPLETON GROWTH RPM SERVICE CLASS
           2012                  1.000%   1.800%     8.82      9.22       37,470         342,104      18.76%     19.71%       1.75%
           2011                  1.000%   1.800%     7.42      7.70       38,986         298,021      -5.06%     -4.30%       1.96%
           2010                  1.000%   1.800%     7.83      8.05       36,052         288,617       4.46%      5.25%       1.69%
           2009                  1.000%   1.750%     7.50      7.65       32,479         247,647      25.59%     26.53%       1.77%
           2008                  1.000%   1.750%     6.02      6.04       27,985         168,688     -38.70%    -38.52%       2.02%

LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
           2012                  0.550%   2.152%     2.72     16.31   86,510,764     246,945,667      13.91%     15.75%       0.00%
           2011                  0.550%   2.152%     2.37     14.27   97,750,756     242,129,354      -7.69%     -6.20%       0.21%
           2010                  0.550%   2.150%     2.54     15.40  110,441,528     292,870,274       8.98%     10.74%       0.72%
           2009                  0.550%   2.150%     2.31     14.08  123,185,079     296,244,494      36.05%     37.77%       0.85%
           2008                  0.550%   1.802%     1.69     10.35  136,720,126     239,646,675     -41.88%    -41.15%       0.65%

LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
           2012                  1.002%   1.002%    13.48     13.48      141,498       1,907,866      14.95%     14.95%       0.00%
           2011                  1.002%   1.002%    11.73     11.73      126,905       1,488,624      -6.86%     -6.86%       0.00%
           2010                  1.002%   1.002%    12.59     12.59      116,723       1,470,092       9.97%      9.97%       0.52%
           2009                  1.002%   1.002%    11.45     11.45      116,208       1,330,936      36.79%     36.79%       0.93%
           2008                  1.002%   1.002%     8.37      8.37       78,304         655,593     -41.56%    -41.56%       0.57%

LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
           2012                  1.002%   1.302%    10.62     10.67      238,160       2,541,991      13.39%     13.73%       1.68%
           2011     5/17/11      1.002%   1.302%     9.37      9.39       69,801         655,060      -5.98%      0.74%       0.79%

LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
           2012                  1.002%   1.302%     9.87      9.87      196,233       1,936,559      17.85%     17.85%       5.08%
           2011     5/17/11      1.002%   1.002%     8.37      8.37       62,336         521,993     -16.44%    -16.44%       0.00%

MFS VIT CORE EQUITY INITIAL CLASS
           2012                  1.000%   1.000%    12.74     12.74          693           8,832      15.07%     15.07%       0.78%
           2011                  1.000%   1.000%    11.07     11.07          720           7,972      -2.00%     -2.00%       0.96%
           2010                  1.000%   1.000%    11.30     11.30          751           8,480      16.05%     16.05%       1.09%
           2009                  1.000%   1.000%     9.73      9.73          785           7,639      31.11%     31.11%       1.41%
           2008                  1.000%   1.000%     7.42      7.42        2,343          17,391     -39.76%    -39.76%       0.78%

MFS VIT TOTAL RETURN INITIAL CLASS
           2012                  1.000%   2.150%    14.04     15.43      112,520       1,699,843       8.89%     10.15%       2.79%
           2011                  1.000%   2.150%    12.84     14.12      119,022       1,633,681      -0.39%      0.76%       2.36%
           2010                  1.000%   2.150%    12.84     14.12      144,923       1,970,440       7.59%      8.84%       3.02%
           2009                  1.000%   2.150%    11.89     13.08      137,285       1,722,113      15.92%     16.85%       3.66%
           2008                  1.000%   1.800%    10.25     11.28      137,735       1,478,274     -23.52%    -22.91%       3.15%

MFS VIT UTILITIES INITIAL CLASS
           2012                  1.000%   2.600%     2.09     37.78   74,117,662     165,775,160      10.57%     12.36%       6.67%
           2011                  1.000%   2.600%     1.86     33.90   86,143,351     171,274,491       4.04%      5.72%       3.17%
           2010                  1.000%   2.600%     1.77     32.32   94,799,023     177,937,825      10.89%     12.68%       3.25%
           2009                  1.000%   2.600%     1.57     28.92  113,649,833     189,174,002      29.80%     31.89%       4.98%
           2008                  1.000%   2.600%     1.20     22.10  132,048,365     166,633,469     -39.27%    -38.29%       1.55%

MFS VIT UTILITIES SERVICE CLASS
           2012                  1.002%   1.002%    25.85     25.85    1,161,080      30,016,013      12.08%     12.08%       6.50%
           2011                  1.002%   1.002%    23.06     23.06    1,134,733      26,172,207       5.44%      5.44%       3.06%
           2010                  1.002%   1.002%    21.87     21.87    1,104,759      24,165,411      12.38%     12.38%       2.90%
           2009                  1.002%   1.002%    19.46     19.46    1,007,078      19,602,196      31.54%     31.54%       4.38%
           2008                  1.002%   1.002%    14.80     14.80      802,348      11,872,243     -38.43%    -38.43%       1.24%

NB AMT LARGE CAP VALUE I CLASS
           2012                  0.550%   0.550%     1.50      1.50       17,462          26,161      15.96%     15.96%       0.44%
           2011                  0.550%   0.550%     1.29      1.29       42,857          55,370     -11.84%    -11.84%       0.00%
           2010                  0.550%   0.550%     1.47      1.47       44,075          64,596      15.03%     15.03%       0.74%
           2009                  0.550%   0.550%     1.27      1.27       18,717          23,847      55.22%     55.22%       2.69%
           2008                  0.550%   0.550%     0.82      0.82       18,435          15,132     -52.65%    -52.65%       0.54%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS           NET         TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING      ASSETS      RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
NB AMT MID CAP GROWTH I CLASS
           2012                  0.550%   2.600% $   1.57  $  21.49   59,349,440  $  108,181,521       9.53%     11.80%       0.00%
           2011                  0.550%   2.600%     1.42     19.47   69,354,305     112,166,765      -2.11%     -0.08%       0.00%
           2010                  0.550%   2.600%     1.43     19.73   79,759,166     127,939,637      25.79%     28.39%       0.00%
           2009                  0.550%   2.600%     1.12     15.56   86,976,558     107,883,375      28.22%     30.88%       0.00%
           2008                  0.550%   2.600%     0.86     12.04   99,063,496      93,082,641     -44.83%    -43.68%       0.00%

NB AMT MID CAP INTRINSIC VALUE I CLASS
           2012                  1.000%   2.250%    17.94     20.18        8,197         156,481      12.96%     14.38%       0.52%
           2011                  1.000%   2.250%    15.81     17.79       12,231         205,845      -8.58%     -7.43%       0.66%
           2010                  1.000%   2.250%    17.20     19.37       12,853         234,625      23.38%     24.93%       0.66%
           2009                  1.000%   2.250%    13.87     15.63       22,599         330,005      43.30%     45.10%       1.74%
           2008                  1.000%   2.600%     9.49     10.86       35,716         360,023     -47.21%    -46.36%       1.15%

PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
           2012                  1.000%   2.250%    14.06     14.71        8,812         129,226       2.79%      4.08%       2.41%
           2011                  1.000%   2.250%    14.02     14.13        9,411         132,731      -8.74%     -8.46%      13.85%
           2010                  1.000%   1.300%    15.44     15.44        8,473         130,450      23.01%     23.01%      15.50%
           2009      7/2/09      1.000%   1.000%    12.55     12.55        2,992          37,552      22.90%     22.90%       5.48%

PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
           2012                  1.002%   2.152%    10.83     10.88    1,546,344      16,821,289       8.17%      8.50%       2.54%
           2011     5/16/11      1.002%   1.302%    10.01     10.03      560,503       5,620,061      -0.02%      0.27%       1.78%

PUTNAM VT GLOBAL HEALTH CARE CLASS IB
           2012                  1.000%   1.300%    13.06     13.50        5,753          77,456      20.68%     21.05%       1.32%
           2011                  1.000%   1.300%    10.82     11.15        6,463          71,925      -2.45%     -2.16%       0.88%
           2010                  1.000%   1.300%    11.10     11.40        8,177          92,910       1.14%      1.45%       1.86%
           2009                  1.000%   1.300%    10.97     11.24        8,874          99,442      24.38%     24.75%       0.00%
           2008                  1.000%   1.300%     8.82      9.01       11,633         104,589     -18.15%    -17.90%       0.00%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE CLASS 2
           2012                  1.000%   1.750%    11.82     12.80       14,533         179,831      17.40%     18.28%       1.34%
           2011                  1.000%   1.800%    10.07     10.82       15,528         166,828      -3.85%     -3.13%       0.57%
           2010                  1.000%   1.750%    10.47     11.17       11,884         129,437      11.85%     12.70%       0.83%
           2009                  1.000%   1.750%     9.36      9.91       10,584         102,244      14.83%     15.70%       2.05%
           2008                  1.000%   1.750%     8.15      8.57        9,970          83,369     -37.57%    -37.10%       1.88%

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH CLASS 2
           2010                  0.000%   0.000%       --        --           --              --       0.00%      0.00%       0.66%
           2009                  1.000%   1.750%     9.18      9.72       16,370         156,912      40.89%     41.95%       0.45%
           2008                  1.000%   1.750%     6.52      6.85        6,970          46,363     -40.05%    -39.60%       0.27%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH CLASS 2
           2012                  1.000%   1.800%    11.39     15.02        7,418          91,663      18.25%     19.19%       0.00%
           2011                  1.000%   1.800%     9.63     10.35       11,603         118,249      -7.18%     -6.48%       0.00%
           2010     7/16/10      1.000%   1.750%    10.37     11.07        9,034          97,117      25.89%     26.32%       0.00%

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH CLASS 2
           2012                  1.000%   1.750%    16.41     17.77       16,182         282,742       6.00%      6.80%       0.00%
           2011                  1.000%   1.750%    15.48     16.64       19,481         320,040      -6.25%     -5.55%       0.00%
           2010                  1.000%   1.750%    16.51     17.61       27,081         472,081      24.58%     25.51%       0.00%
           2009                  1.000%   1.750%    13.25     14.03       31,231         435,575      50.00%     51.13%       0.00%
           2008                  1.000%   1.750%     8.84      9.29       29,550         272,228     -42.44%    -42.01%       0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                                          AGGREGATE        AGGREGATE
                                                                                           COST OF          PROCEEDS
                                                                                          PURCHASES        FROM SALES
-----------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                  $     2,149,184  $     4,472,558
ABVPSF Growth and Income Class B                                                             3,508,823        5,544,758
ABVPSF International Value Class B                                                              49,674           78,098
ABVPSF Small/Mid Cap Value Class A                                                              99,826          185,165
American Century VP Inflation Protection Class I                                             8,227,592        7,529,637
American Century VP Inflation Protection Class II                                            4,202,581        1,264,831
American Century VP International Class I                                                        1,633           17,580
American Funds Global Growth Class 2                                                         3,053,431        9,454,950
American Funds Growth Class 2                                                                4,798,608       72,206,395
American Funds Growth-Income Class 2                                                         6,685,767       19,349,307
American Funds International Class 2                                                         4,117,303       28,863,475
BlackRock Global Allocation V.I. Class I                                                     2,904,641        2,960,215
BlackRock Global Allocation V.I. Class III                                                   2,961,851          714,230
Delaware VIP Diversified Income Standard Class                                              13,271,764       19,272,215
Delaware VIP Diversified Income Service Class                                                7,041,780        3,115,385
Delaware VIP Emerging Markets Service Class                                                    256,826          486,839
Delaware VIP High Yield Standard Class                                                      11,692,219        6,160,171
Delaware VIP High Yield Service Class                                                        3,315,233        1,102,601
Delaware VIP Limited-Term Diversified Income Service Class                                     564,758          743,315
Delaware VIP REIT Standard Class                                                             8,253,879       15,997,674
Delaware VIP REIT Service Class                                                              1,979,211        2,030,728
Delaware VIP Small Cap Value Service Class                                                  16,766,723       26,766,051
Delaware VIP Smid Cap Growth Standard Class                                                 16,818,204       36,829,553
Delaware VIP Smid Cap Growth Service Class                                                   2,820,589        1,521,961
Delaware VIP U.S. Growth Service Class                                                          27,975           41,900
Delaware VIP Value Standard Class                                                            4,736,429       13,172,922
Delaware VIP Value Service Class                                                             2,347,603          674,066
DWS Alternative Asset Allocation VIP Class A                                                 1,422,336          625,935
DWS Alternative Asset Allocation VIP Class B                                                   794,815           75,186
DWS Equity 500 Index VIP Class A                                                             4,368,872       19,405,495
DWS Equity 500 Index VIP Class B                                                             2,478,296        1,039,246
DWS Small Cap Index VIP Class A                                                              1,318,567        6,558,651
DWS Small Cap Index VIP Class B                                                                716,069          699,374
Fidelity VIP Contrafund Service Class                                                        3,580,083       24,790,009
Fidelity VIP Contrafund Service Class 2                                                      4,166,967        1,805,880
Fidelity VIP Growth Service Class                                                            4,744,869        9,969,805
Fidelity VIP Growth Service Class 2                                                          1,380,714          717,137
Fidelity VIP Mid Cap Service Class 2                                                           377,393          704,229

                                                                                          AGGREGATE        AGGREGATE
                                                                                           COST OF          PROCEEDS
                                                                                          PURCHASES        FROM SALES
-----------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Class 2                                              $       552,863  $       278,017
FTVIPT Mutual Shares Securities Class 2                                                        154,221          419,313
FTVIPT Templeton Global Bond Securities Class 2                                                604,372          785,985
Invesco V.I. Core Equity Series I                                                                  487           26,024
Invesco V.I. International Growth Series I                                                         761            8,662
Janus Aspen Series Worldwide Institutional Class                                                57,624           37,104
LVIP Baron Growth Opportunities Service Class                                                9,453,855       18,054,377
LVIP BlackRock Equity Dividend RPM Standard Class                                            1,768,178       39,938,832
LVIP BlackRock Equity Dividend RPM Service Class                                               736,155          596,772
LVIP BlackRock Inflation Protected Bond Standard Class                                       1,634,709          237,365
LVIP BlackRock Inflation Protected Bond Service Class                                          220,146            3,664
LVIP Capital Growth Service Class                                                              108,244           75,980
LVIP Clarion Global Real Estate Standard Class                                               2,917,388        1,764,091
LVIP Clarion Global Real Estate Service Class                                                  664,855          372,518
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                            44,137           70,079
LVIP Delaware Bond Standard Class                                                           15,598,133       35,391,534
LVIP Delaware Bond Service Class                                                             4,067,100        2,283,045
LVIP Delaware Diversified Floating Rate Service Class                                          929,612          261,137
LVIP Delaware Foundation Aggressive Allocation Standard Class                                2,302,388       16,377,972
LVIP Delaware Foundation Aggressive Allocation Service Class                                   937,841          371,807
LVIP Delaware Foundation Conservative Allocation Standard Class                              7,926,429       32,174,507
LVIP Delaware Foundation Conservative Allocation Service Class                                 853,990          351,702
LVIP Delaware Foundation Moderate Allocation Standard Class                                  1,112,040          423,436
LVIP Delaware Foundation Moderate Allocation Service Class                                   1,594,579          105,343
LVIP Delaware Growth and Income Standard Class                                              10,284,965      118,482,567
LVIP Delaware Growth and Income Service Class                                                  644,207          372,305
LVIP Delaware Social Awareness Standard Class                                               36,768,882       62,738,841
LVIP Delaware Social Awareness Service Class                                                 2,190,698          800,415
LVIP Delaware Special Opportunities Standard Class                                          50,200,236       57,696,079
LVIP Delaware Special Opportunities Service Class                                            4,035,368        1,568,002
LVIP Global Income Standard Class                                                            1,805,778        1,641,875
LVIP Global Income Service Class                                                             1,119,558          521,164
LVIP JPMorgan Mid Cap Value RPM Service Class                                                   36,526           51,456
LVIP MFS International Growth Service Class                                                     18,045          117,997
LVIP MFS Value Service Class                                                                   116,146          409,033
LVIP Mid-Cap Value Service Class                                                                 6,108           40,028
LVIP Mondrian International Value Standard Class                                             6,436,142       30,062,290
LVIP Mondrian International Value Service Class                                              1,575,310        1,004,587
LVIP Money Market Standard Class                                                            13,005,553       26,643,360
LVIP Money Market Service Class                                                              2,834,551        3,066,222
LVIP Protected Profile 2010 Standard Class                                                   1,015,481        1,362,788
LVIP Protected Profile 2010 Service Class                                                      415,548          319,723
LVIP Protected Profile 2020 Standard Class                                                   2,931,507        2,970,963
LVIP Protected Profile 2020 Service Class                                                    2,459,875          682,013
LVIP Protected Profile 2030 Standard Class                                                   1,507,907        1,058,909
LVIP Protected Profile 2030 Service Class                                                    2,832,929          412,965
LVIP Protected Profile 2040 Standard Class                                                     426,740          362,716
LVIP Protected Profile 2040 Service Class                                                    2,680,450          547,776
LVIP Protected Profile 2050 Standard Class                                                      87,748            7,422
LVIP Protected Profile 2050 Service Class                                                      407,866           40,215
LVIP Protected Profile Conservative Standard Class                                           3,084,382        5,136,686
LVIP Protected Profile Conservative Service Class                                            3,024,486        2,272,847
LVIP Protected Profile Growth Standard Class                                                 2,525,185        5,883,219
LVIP Protected Profile Growth Service Class                                                  4,697,940        1,885,116
LVIP Protected Profile Moderate Standard Class                                               6,364,480        8,754,796
LVIP Protected Profile Moderate Service Class                                                6,213,758        2,512,692
LVIP SSgA Bond Index Standard Class                                                          1,535,706        3,279,795
LVIP SSgA Bond Index Service Class                                                             673,996          362,639
LVIP SSgA Developed International 150 Service Class                                              9,570           10,447
LVIP SSgA Emerging Markets 100 Standard Class                                                8,279,499        5,856,181
LVIP SSgA Emerging Markets 100 Service Class                                                 2,373,374          524,183

                                                                                          AGGREGATE        AGGREGATE
                                                                                           COST OF          PROCEEDS
                                                                                          PURCHASES        FROM SALES
-----------------------------------------------------------------------------------------------------------------------
LVIP SSgA Global Tactical Allocation RPM Standard Class                                $       899,574  $     2,100,872
LVIP SSgA Global Tactical Allocation RPM Service Class                                       2,040,288        1,108,272
LVIP SSgA International Index Standard Class                                                   753,906          291,872
LVIP SSgA International Index Service Class                                                    254,607          125,541
LVIP SSgA Large Cap 100 Service Class                                                           16,154          143,665
LVIP SSgA S&P 500 Index Standard Class                                                       3,132,251        3,571,740
LVIP SSgA S&P 500 Index Service Class                                                        1,409,387          398,105
LVIP SSgA Small-Cap Index Standard Class                                                     1,528,630        1,455,757
LVIP SSgA Small-Cap Index Service Class                                                        368,249          440,299
LVIP SSgA Small-Mid Cap 200 Service Class                                                       87,734          104,954
LVIP T. Rowe Price Growth Stock Service Class                                                  157,275           98,254
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                  5,739,498       19,760,716
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                   1,351,257          833,828
LVIP Templeton Growth RPM Service Class                                                         20,662           32,488
LVIP UBS Large Cap Growth RPM Standard Class                                                   270,663       33,044,545
LVIP UBS Large Cap Growth RPM Service Class                                                    371,179          191,141
LVIP Vanguard Domestic Equity ETF Service Class                                              2,288,690          564,518
LVIP Vanguard International Equity ETF Service Class                                         1,795,977          509,836
MFS VIT Core Equity Initial Class                                                                   66              408
MFS VIT Total Return Initial Class                                                             185,579          253,290
MFS VIT Utilities Initial Class                                                             12,038,323       27,362,277
MFS VIT Utilities Service Class                                                              3,969,935        1,777,634
NB AMT Large Cap Value I Class                                                                     357           38,336
NB AMT Mid Cap Growth I Class                                                                  865,849       17,953,933
NB AMT Mid Cap Intrinsic Value I Class                                                          41,261           75,025
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                            19,847           22,232
PIMCO VIT Total Return Administrative Class                                                 13,102,818        2,096,856
Putnam VT Global Health Care Class IB                                                            9,765           11,540
Wells Fargo Advantage VT Intrinsic Value Class 2                                                27,626           42,560
Wells Fargo Advantage VT Omega Growth Class 2                                                   20,226           63,045
Wells Fargo Advantage VT Small Cap Growth Class 2                                               42,384           90,326

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                        NET             FAIR
                                                                       SHARES          ASSET          VALUE OF         COST OF
                                                                       OWNED           VALUE           SHARES          SHARES
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   1,352,223  $        16.42  $   22,203,508  $   21,433,824
ABVPSF Growth and Income Class B                                        1,584,664           20.66      32,739,159      32,920,091
ABVPSF International Value Class B                                         13,668           12.84         175,494         209,499
ABVPSF Small/Mid Cap Value Class A                                         51,629           17.67         912,280         781,219
American Century VP Inflation Protection Class I                        2,858,821           12.05      34,448,791      32,533,988
American Century VP Inflation Protection Class II                       1,362,373           12.03      16,389,349      15,244,405
American Century VP International Class I                                   3,048            8.93          27,216          25,133
American Funds Global Growth Class 2                                    3,854,040           23.44      90,338,705      78,728,872
American Funds Growth Class 2                                           9,659,151           60.45     583,895,684     516,569,233
American Funds Growth-Income Class 2                                    5,443,636           38.24     208,164,633     194,514,629
American Funds International Class 2                                   14,075,308           17.62     248,006,935     239,549,637
BlackRock Global Allocation V.I. Class I                                1,543,818           16.10      24,855,474      23,656,308
BlackRock Global Allocation V.I. Class III                                831,209           14.34      11,919,542      11,700,810
Delaware VIP Diversified Income Standard Class                         15,378,766           11.07     170,242,941     152,709,349
Delaware VIP Diversified Income Service Class                           5,224,194           11.00      57,466,138      53,758,536
Delaware VIP Emerging Markets Service Class                               137,521           19.78       2,720,158       2,647,411
Delaware VIP High Yield Standard Class                                  7,396,955            6.11      45,195,394      40,959,910
Delaware VIP High Yield Service Class                                   1,616,768            6.09       9,846,119       9,025,724
Delaware VIP Limited-Term Diversified Income Service Class                248,850           10.05       2,500,938       2,472,566
Delaware VIP REIT Standard Class                                       10,663,937           12.06     128,607,082     134,978,018
Delaware VIP REIT Service Class                                         1,472,793           12.04      17,732,422      17,169,937

                                                                                        NET             FAIR
                                                                       SHARES          ASSET          VALUE OF         COST OF
                                                                       OWNED           VALUE           SHARES          SHARES
---------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Service Class                              6,449,665  $        33.04  $  213,096,945  $  166,029,064
Delaware VIP Smid Cap Growth Standard Class                             8,925,081           24.37     217,504,215     181,453,046
Delaware VIP Smid Cap Growth Service Class                                536,826           23.67      12,706,674      11,234,031
Delaware VIP U.S. Growth Service Class                                     11,152           10.03         111,859          89,093
Delaware VIP Value Standard Class                                       6,287,017           19.88     124,985,902     109,606,894
Delaware VIP Value Service Class                                          825,857           19.84      16,385,009      14,422,327
DWS Alternative Asset Allocation VIP Class A                              290,476           13.90       4,037,619       3,885,535
DWS Alternative Asset Allocation VIP Class B                              125,009           13.88       1,735,130       1,685,799
DWS Equity 500 Index VIP Class A                                       10,623,028           15.01     159,451,653     135,266,310
DWS Equity 500 Index VIP Class B                                        1,065,064           15.00      15,975,960      13,517,629
DWS Small Cap Index VIP Class A                                         2,696,753           13.56      36,567,976      32,310,232
DWS Small Cap Index VIP Class B                                           444,888           13.55       6,028,232       5,262,846
Fidelity VIP Contrafund Service Class                                   7,859,348           26.36     207,172,417     202,067,032
Fidelity VIP Contrafund Service Class 2                                 1,760,365           26.00      45,769,499      42,675,440
Fidelity VIP Growth Service Class                                       1,436,871           41.95      60,276,748      62,076,626
Fidelity VIP Growth Service Class 2                                       168,432           41.64       7,013,510       5,867,178
Fidelity VIP Mid Cap Service Class 2                                       87,469           29.98       2,622,330       2,478,377
FTVIPT Franklin Income Securities Class 2                                 152,676           15.07       2,300,821       2,228,522
FTVIPT Mutual Shares Securities Class 2                                   109,172           17.22       1,879,944       1,740,114
FTVIPT Templeton Global Bond Securities Class 2                           274,670           19.47       5,347,832       4,765,057
Invesco V.I. Core Equity Series I                                           1,096           30.14          33,026          27,101
Invesco V.I. International Growth Series I                                  1,764           30.03          52,976          38,470
Janus Aspen Series Worldwide Institutional Class                            7,174           30.74         220,541         203,660
LVIP Baron Growth Opportunities Service Class                           4,179,005           35.08     146,616,213     101,139,208
LVIP BlackRock Equity Dividend RPM Standard Class                      19,830,125           14.98     296,995,778     306,671,956
LVIP BlackRock Equity Dividend RPM Service Class                          483,443           14.96       7,232,793       6,990,155
LVIP BlackRock Inflation Protected Bond Standard Class                    121,551           11.48       1,395,402       1,397,719
LVIP BlackRock Inflation Protected Bond Service Class                      18,802           11.45         215,285         216,437
LVIP Capital Growth Service Class                                           1,502           27.55          41,379          40,126
LVIP Clarion Global Real Estate Standard Class                          1,249,273            8.50      10,615,071       8,933,839
LVIP Clarion Global Real Estate Service Class                             489,046            8.43       4,120,210       3,303,026
LVIP Columbia Small-Mid Cap Growth RPM Service Class                       25,639           10.94         280,564         281,732
LVIP Delaware Bond Standard Class                                      22,649,869           14.21     321,899,931     288,765,144
LVIP Delaware Bond Service Class                                        1,982,067           14.21      28,167,154      26,379,375
LVIP Delaware Diversified Floating Rate Service Class                     126,230           10.14       1,279,341       1,272,475
LVIP Delaware Foundation Aggressive Allocation Standard Class           9,089,567           13.19     119,927,741     115,512,098
LVIP Delaware Foundation Aggressive Allocation Service Class              314,689           13.19       4,150,433       3,885,653
LVIP Delaware Foundation Conservative Allocation Standard Class        17,729,908           14.50     257,136,852     257,264,623
LVIP Delaware Foundation Conservative Allocation Service Class            377,358           14.50       5,473,199       5,413,591
LVIP Delaware Foundation Moderate Allocation Standard Class               243,205           14.48       3,520,883       3,332,237
LVIP Delaware Foundation Moderate Allocation Service Class                179,790           14.76       2,653,697       2,543,689
LVIP Delaware Growth and Income Standard Class                         27,463,017           33.04     907,295,707     823,592,993
LVIP Delaware Growth and Income Service Class                             150,812           32.99       4,975,894       4,480,930
LVIP Delaware Social Awareness Standard Class                          14,783,910           32.54     480,994,499     436,872,098
LVIP Delaware Social Awareness Service Class                              384,116           32.48      12,474,152      11,757,831
LVIP Delaware Special Opportunities Standard Class                     11,820,368           34.13     403,370,067     358,668,151
LVIP Delaware Special Opportunities Service Class                         691,231           34.07      23,549,548      24,691,347
LVIP Global Income Standard Class                                         732,063           11.80       8,641,276       8,500,872
LVIP Global Income Service Class                                          326,910           11.82       3,863,419       3,792,587
LVIP JPMorgan Mid Cap Value RPM Service Class                              18,143           11.70         212,344         185,092
LVIP MFS International Growth Service Class                                36,672           12.95         474,979         413,572
LVIP MFS Value Service Class                                               75,838           25.80       1,956,930       1,558,536
LVIP Mid-Cap Value Service Class                                           19,021           15.86         301,689         226,609
LVIP Mondrian International Value Standard Class                       15,075,084           15.24     229,789,505     210,996,024
LVIP Mondrian International Value Service Class                           989,586           15.24      15,077,327      17,246,026
LVIP Money Market Standard Class                                        6,117,880           10.00      61,178,805      61,178,818
LVIP Money Market Service Class                                           725,035           10.00       7,250,351       7,250,349
LVIP Protected Profile 2010 Standard Class                                359,577           11.26       4,048,477       3,571,978
LVIP Protected Profile 2010 Service Class                                 139,188           11.26       1,566,699       1,382,664
LVIP Protected Profile 2020 Standard Class                              1,061,276           10.79      11,449,046      10,241,475
LVIP Protected Profile 2020 Service Class                                 835,832           10.79       9,016,958       8,030,703

                                                                                        NET             FAIR
                                                                       SHARES          ASSET          VALUE OF         COST OF
                                                                       OWNED           VALUE           SHARES          SHARES
---------------------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile 2030 Standard Class                                581,962  $        10.63  $    6,184,509  $    5,635,593
LVIP Protected Profile 2030 Service Class                                 934,589           10.63       9,932,811       8,950,164
LVIP Protected Profile 2040 Standard Class                                212,359           10.01       2,125,499       1,940,848
LVIP Protected Profile 2040 Service Class                                 939,492            9.99       9,388,343       8,414,935
LVIP Protected Profile 2050 Standard Class                                 11,501            9.40         108,120         106,510
LVIP Protected Profile 2050 Service Class                                  44,184            9.39         414,664         403,046
LVIP Protected Profile Conservative Standard Class                      1,837,127           12.85      23,607,083      21,231,425
LVIP Protected Profile Conservative Service Class                       1,399,682           12.85      17,984,513      16,125,933
LVIP Protected Profile Growth Standard Class                            2,330,731           11.90      27,740,365      26,619,555
LVIP Protected Profile Growth Service Class                             3,463,844           11.91      41,237,063      38,338,016
LVIP Protected Profile Moderate Standard Class                          3,387,184           12.56      42,549,800      39,232,798
LVIP Protected Profile Moderate Service Class                           3,790,833           12.56      47,620,439      42,851,982
LVIP SSgA Bond Index Standard Class                                       537,413           11.57       6,218,405       6,072,411
LVIP SSgA Bond Index Service Class                                        158,219           11.57       1,831,223       1,784,765
LVIP SSgA Developed International 150 Service Class                        10,470            8.10          84,820          81,330
LVIP SSgA Emerging Markets 100 Standard Class                           2,404,240           10.45      25,117,098      27,131,586
LVIP SSgA Emerging Markets 100 Service Class                              527,818           10.45       5,514,644       6,103,077
LVIP SSgA Global Tactical Allocation RPM Standard Class                   950,666           10.95      10,410,748      10,511,863
LVIP SSgA Global Tactical Allocation RPM Service Class                  1,565,724           10.95      17,147,807      16,243,850
LVIP SSgA International Index Standard Class                              219,786            7.94       1,745,541       1,674,993
LVIP SSgA International Index Service Class                                94,951            7.94         754,290         701,387
LVIP SSgA Large Cap 100 Service Class                                       6,343           11.49          72,892          62,479
LVIP SSgA S&P 500 Index Standard Class                                  1,288,471           10.19      13,130,804      10,802,542
LVIP SSgA S&P 500 Index Service Class                                     403,631           10.20       4,115,417       3,511,012
LVIP SSgA Small-Cap Index Standard Class                                  322,440           19.60       6,318,863       5,264,597
LVIP SSgA Small-Cap Index Service Class                                   145,841           19.60       2,858,785       2,270,907
LVIP SSgA Small-Mid Cap 200 Service Class                                  46,056           12.63         581,591         514,619
LVIP T. Rowe Price Growth Stock Service Class                              31,921           20.44         652,467         507,247
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             9,332,812           15.69     146,413,149     128,223,838
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                444,337           15.32       6,806,804       5,386,982
LVIP Templeton Growth RPM Service Class                                    11,925           28.74         342,735         309,745
LVIP UBS Large Cap Growth RPM Standard Class                           10,528,048           23.55     247,935,539     216,939,473
LVIP UBS Large Cap Growth RPM Service Class                                81,723           23.32       1,905,615       1,597,856
LVIP Vanguard Domestic Equity ETF Service Class                           244,528           10.40       2,541,866       2,400,372
LVIP Vanguard International Equity ETF Service Class                      210,773            9.14       1,925,829       1,830,586
MFS VIT Core Equity Initial Class                                             500           17.68           8,833           7,000
MFS VIT Total Return Initial Class                                         84,788           20.05       1,700,002       1,603,310
MFS VIT Utilities Initial Class                                         6,009,858           27.63     166,052,367     150,981,318
MFS VIT Utilities Service Class                                         1,100,635           27.29      30,036,335      27,446,099
NB AMT Large Cap Value I Class                                              2,255           11.60          26,162          27,827
NB AMT Mid Cap Growth I Class                                           3,506,902           30.97     108,608,739      82,661,282
NB AMT Mid Cap Intrinsic Value I Class                                     12,944           12.09         156,497         173,159
PIMCO VIT CommodityRealReturn Strategy Advisor Class                       17,925            7.21         129,237         150,984
PIMCO VIT Total Return Administrative Class                             1,465,454           11.55      16,925,998      16,738,635
Putnam VT Global Health Care Class IB                                       5,996           12.92          77,462          68,171
Wells Fargo Advantage VT Intrinsic Value Class 2                           12,293           14.63         179,850         180,195
Wells Fargo Advantage VT Omega Growth Class 2                               3,648           25.13          91,672          78,307
Wells Fargo Advantage VT Small Cap Growth Class 2                          35,884            7.88         282,768         258,212

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                        UNITS            UNITS          NET INCREASE
                                                                       ISSUED          REDEEMED          (DECREASE)
---------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                    3,802,058       (9,115,212)       (5,313,154)
ABVPSF Growth and Income Class B                                           256,541         (430,501)         (173,960)
ABVPSF International Value Class B                                           6,951          (11,611)           (4,660)
ABVPSF Small/Mid Cap Value Class A                                           3,131           (8,073)           (4,942)
American Century VP Inflation Protection Class I                           530,462         (589,767)          (59,305)

                                                                        UNITS            UNITS          NET INCREASE
                                                                       ISSUED          REDEEMED          (DECREASE)
---------------------------------------------------------------------------------------------------------------------
American Century VP Inflation Protection Class II                          270,407          (85,440)          184,967
American Century VP International Class I                                    1,014          (14,457)          (13,443)
American Funds Global Growth Class 2                                       154,344         (547,494)         (393,150)
American Funds Growth Class 2                                              417,352      (52,969,135)      (52,551,783)
American Funds Growth-Income Class 2                                       336,960       (1,404,306)       (1,067,346)
American Funds International Class 2                                       352,258      (21,046,430)      (20,694,172)
BlackRock Global Allocation V.I. Class I                                   201,654         (225,476)          (23,822)
BlackRock Global Allocation V.I. Class III                                 226,512          (56,594)          169,918
Delaware VIP Diversified Income Standard Class                             175,009       (1,082,061)         (907,052)
Delaware VIP Diversified Income Service Class                              245,722         (172,309)           73,413
Delaware VIP Emerging Markets Service Class                                 10,612          (19,121)           (8,509)
Delaware VIP High Yield Standard Class                                     526,629         (378,348)          148,281
Delaware VIP High Yield Service Class                                      168,662          (69,743)           98,919
Delaware VIP Limited-Term Diversified Income Service Class                  43,403          (62,324)          (18,921)
Delaware VIP REIT Standard Class                                         2,132,850       (4,744,888)       (2,612,038)
Delaware VIP REIT Service Class                                            100,376         (105,686)           (5,310)
Delaware VIP Small Cap Value Service Class                                 509,314      (10,650,221)      (10,140,907)
Delaware VIP Smid Cap Growth Standard Class                                997,519      (10,545,995)       (9,548,476)
Delaware VIP Smid Cap Growth Service Class                                 131,773          (89,959)           41,814
Delaware VIP U.S. Growth Service Class                                       2,388           (3,283)             (895)
Delaware VIP Value Standard Class                                          860,320       (4,890,024)       (4,029,704)
Delaware VIP Value Service Class                                           153,092          (45,122)          107,970
DWS Alternative Asset Allocation VIP Class A                                99,333          (48,288)           51,045
DWS Alternative Asset Allocation VIP Class B                                59,364           (6,307)           53,057
DWS Equity 500 Index VIP Class A                                         1,819,770      (16,581,615)      (14,761,845)
DWS Equity 500 Index VIP Class B                                           181,527          (75,100)          106,427
DWS Small Cap Index VIP Class A                                            578,197       (3,392,339)       (2,814,142)
DWS Small Cap Index VIP Class B                                             50,521          (46,945)            3,576
Fidelity VIP Contrafund Service Class                                    1,139,361      (13,253,194)      (12,113,833)
Fidelity VIP Contrafund Service Class 2                                    255,041         (108,871)          146,170
Fidelity VIP Growth Service Class                                        4,623,799       (9,834,743)       (5,210,944)
Fidelity VIP Growth Service Class 2                                        106,541          (57,136)           49,405
Fidelity VIP Mid Cap Service Class 2                                        11,384          (45,859)          (34,475)
FTVIPT Franklin Income Securities Class 2                                   32,744          (19,721)           13,023
FTVIPT Mutual Shares Securities Class 2                                     11,690          (38,241)          (26,551)
FTVIPT Templeton Global Bond Securities Class 2                             15,101          (41,076)          (25,975)
Invesco V.I. Core Equity Series I                                               --           (2,198)           (2,198)
Invesco V.I. International Growth Series I                                       2             (434)             (432)
Janus Aspen Series Worldwide Institutional Class                            52,371          (31,977)           20,394
LVIP Baron Growth Opportunities Service Class                              468,209       (6,695,031)       (6,226,822)
LVIP BlackRock Equity Dividend RPM Standard Class                           45,374      (11,641,441)      (11,596,067)
LVIP BlackRock Equity Dividend RPM Service Class                            62,076          (46,614)           15,462
LVIP BlackRock Inflation Protected Bond Standard Class                     160,404          (23,203)          137,201
LVIP BlackRock Inflation Protected Bond Service Class                       21,677             (357)           21,320
LVIP Capital Growth Service Class                                           10,680           (7,977)            2,703
LVIP Clarion Global Real Estate Standard Class                             381,208         (235,409)          145,799
LVIP Clarion Global Real Estate Service Class                               91,195          (48,608)           42,587
LVIP Columbia Small-Mid Cap Growth RPM Service Class                         4,446           (7,051)           (2,605)
LVIP Delaware Bond Standard Class                                          237,110       (3,363,440)       (3,126,330)
LVIP Delaware Bond Service Class                                           206,911         (146,169)           60,742
LVIP Delaware Diversified Floating Rate Service Class                       93,056          (26,095)           66,961
LVIP Delaware Foundation Aggressive Allocation Standard Class               67,237       (3,769,287)       (3,702,050)
LVIP Delaware Foundation Aggressive Allocation Service Class                63,445          (25,692)           37,753
LVIP Delaware Foundation Conservative Allocation Standard Class            267,524       (3,994,555)       (3,727,031)
LVIP Delaware Foundation Conservative Allocation Service Class              59,849          (28,885)           30,964
LVIP Delaware Foundation Moderate Allocation Standard Class                 77,197          (29,891)           47,306
LVIP Delaware Foundation Moderate Allocation Service Class                 115,465           (7,769)          107,696
LVIP Delaware Growth and Income Standard Class                              54,540       (8,190,546)       (8,136,006)
LVIP Delaware Growth and Income Service Class                               49,467          (28,180)           21,287
LVIP Delaware Social Awareness Standard Class                               41,193       (7,880,566)       (7,839,373)
LVIP Delaware Social Awareness Service Class                                99,261          (55,831)           43,430
LVIP Delaware Special Opportunities Standard Class                          15,265       (2,842,311)       (2,827,046)

                                                                        UNITS            UNITS          NET INCREASE
                                                                       ISSUED          REDEEMED          (DECREASE)
---------------------------------------------------------------------------------------------------------------------
LVIP Delaware Special Opportunities Service Class                           85,379          (88,639)           (3,260)
LVIP Global Income Standard Class                                          137,466         (132,008)            5,458
LVIP Global Income Service Class                                            90,330          (43,749)           46,581
LVIP JPMorgan Mid Cap Value RPM Service Class                                3,714           (5,006)           (1,292)
LVIP MFS International Growth Service Class                                  2,121          (13,604)          (11,483)
LVIP MFS Value Service Class                                                10,743          (41,956)          (31,213)
LVIP Mid-Cap Value Service Class                                               700           (4,147)           (3,447)
LVIP Mondrian International Value Standard Class                            84,638       (9,011,730)       (8,927,092)
LVIP Mondrian International Value Service Class                             91,571          (67,900)           23,671
LVIP Money Market Standard Class                                         4,410,616       (8,410,819)       (4,000,203)
LVIP Money Market Service Class                                            271,440         (284,343)          (12,903)
LVIP Protected Profile 2010 Standard Class                                  86,838         (138,248)          (51,410)
LVIP Protected Profile 2010 Service Class                                   35,819          (28,467)            7,352
LVIP Protected Profile 2020 Standard Class                                 264,565         (302,397)          (37,832)
LVIP Protected Profile 2020 Service Class                                  228,526          (65,481)          163,045
LVIP Protected Profile 2030 Standard Class                                 139,733         (102,324)           37,409
LVIP Protected Profile 2030 Service Class                                  276,549          (41,821)          234,728
LVIP Protected Profile 2040 Standard Class                                  42,409          (37,613)            4,796
LVIP Protected Profile 2040 Service Class                                  275,495          (57,489)          218,006
LVIP Protected Profile 2050 Standard Class                                   9,256             (964)            8,292
LVIP Protected Profile 2050 Service Class                                   43,618           (4,296)           39,322
LVIP Protected Profile Conservative Standard Class                         167,466         (379,165)         (211,699)
LVIP Protected Profile Conservative Service Class                          186,096         (164,160)           21,936
LVIP Protected Profile Growth Standard Class                               153,622         (460,517)         (306,895)
LVIP Protected Profile Growth Service Class                                326,413         (145,640)          180,773
LVIP Protected Profile Moderate Standard Class                             397,177         (642,544)         (245,367)
LVIP Protected Profile Moderate Service Class                              388,930         (182,866)          206,064
LVIP SSgA Bond Index Standard Class                                        122,017         (283,557)         (161,540)
LVIP SSgA Bond Index Service Class                                          55,714          (31,539)           24,175
LVIP SSgA Developed International 150 Service Class                            969           (1,175)             (206)
LVIP SSgA Emerging Markets 100 Standard Class                              330,277         (364,242)          (33,965)
LVIP SSgA Emerging Markets 100 Service Class                               113,981          (38,886)           75,095
LVIP SSgA Global Tactical Allocation RPM Standard Class                     53,317         (179,494)         (126,177)
LVIP SSgA Global Tactical Allocation RPM Service Class                     137,821          (94,184)           43,637
LVIP SSgA International Index Standard Class                                58,920          (23,841)           35,079
LVIP SSgA International Index Service Class                                 21,367          (13,871)            7,496
LVIP SSgA Large Cap 100 Service Class                                        1,274          (12,615)          (11,341)
LVIP SSgA S&P 500 Index Standard Class                                     324,444         (354,951)          (30,507)
LVIP SSgA S&P 500 Index Service Class                                      149,919          (43,219)          106,700
LVIP SSgA Small-Cap Index Standard Class                                   158,814         (149,921)            8,893
LVIP SSgA Small-Cap Index Service Class                                     39,686          (45,091)           (5,405)
LVIP SSgA Small-Mid Cap 200 Service Class                                    2,178           (7,553)           (5,375)
LVIP T. Rowe Price Growth Stock Service Class                               15,360           (9,096)            6,264
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                843,608       (9,497,698)       (8,654,090)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                  75,661          (51,022)           24,639
LVIP Templeton Growth RPM Service Class                                      2,125           (3,641)           (1,516)
LVIP UBS Large Cap Growth RPM Standard Class                               135,792      (11,375,784)      (11,239,992)
LVIP UBS Large Cap Growth RPM Service Class                                 29,277          (14,684)           14,593
LVIP Vanguard Domestic Equity ETF Service Class                            222,674          (54,315)          168,359
LVIP Vanguard International Equity ETF Service Class                       190,253          (56,356)          133,897
MFS VIT Core Equity Initial Class                                               --              (27)              (27)
MFS VIT Total Return Initial Class                                           9,571          (16,073)           (6,502)
MFS VIT Utilities Initial Class                                            501,787      (12,527,476)      (12,025,689)
MFS VIT Utilities Service Class                                             95,024          (68,677)           26,347
NB AMT Large Cap Value I Class                                                  87          (25,482)          (25,395)
NB AMT Mid Cap Growth I Class                                              515,435      (10,520,300)      (10,004,865)
NB AMT Mid Cap Intrinsic Value I Class                                          15           (4,049)           (4,034)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                           894           (1,493)             (599)
PIMCO VIT Total Return Administrative Class                              1,194,177         (208,336)          985,841
Putnam VT Global Health Care Class IB                                          190             (900)             (710)
Wells Fargo Advantage VT Intrinsic Value Class 2                             2,162           (3,157)             (995)
Wells Fargo Advantage VT Omega Growth Class 2                                1,257           (5,442)           (4,185)
Wells Fargo Advantage VT Small Cap Growth Class 2                            1,607           (4,906)           (3,299)

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                        UNITS            UNITS          NET INCREASE
                                                                       ISSUED          REDEEMED          (DECREASE)
---------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                    1,536,409      (10,002,001)       (8,465,592)
ABVPSF Growth and Income Class B                                           168,395         (363,443)         (195,048)
ABVPSF International Value Class B                                          13,254          (12,014)            1,240
ABVPSF Small/Mid Cap Value Class A                                           9,057           (9,987)             (930)
American Century VP Inflation Protection Class I                         1,503,582         (249,960)        1,253,622
American Century VP Inflation Protection Class II                          267,687         (111,318)          156,369
American Century VP International Class I                                   18,410           (3,172)           15,238
American Funds Global Growth Class 2                                       192,252         (610,847)         (418,595)
American Funds Growth Class 2                                              394,925      (54,482,923)      (54,087,998)
American Funds Growth-Income Class 2                                       283,257       (1,655,804)       (1,372,547)
American Funds International Class 2                                       506,235      (22,709,257)      (22,203,022)
BlackRock Global Allocation V.I. Class I                                   510,447         (118,515)          391,932
BlackRock Global Allocation V.I. Class III                                 343,558          (29,688)          313,870
Delaware VIP Diversified Income Standard Class                             260,803       (1,180,791)         (919,988)
Delaware VIP Diversified Income Service Class                              321,578         (220,445)          101,133
Delaware VIP Emerging Markets Service Class                                 23,531          (23,290)              241
Delaware VIP High Yield Standard Class                                     381,394         (526,449)         (145,055)
Delaware VIP High Yield Service Class                                      108,145          (37,018)           71,127
Delaware VIP Limited-Term Diversified Income Service Class                  54,520          (53,323)            1,197
Delaware VIP REIT Standard Class                                         1,844,972       (4,886,154)       (3,041,182)
Delaware VIP REIT Service Class                                             95,651          (61,923)           33,728
Delaware VIP Small Cap Value Service Class                               1,053,646      (12,327,108)      (11,273,462)
Delaware VIP Smid Cap Growth Standard Class                              4,213,739       (9,470,480)       (5,256,741)
Delaware VIP Smid Cap Growth Service Class                                 150,826          (50,894)           99,932
Delaware VIP U.S. Growth Service Class                                       6,833           (4,388)            2,445
Delaware VIP Value Standard Class                                        2,156,857       (4,211,201)       (2,054,344)
Delaware VIP Value Service Class                                           145,631          (54,181)           91,450
DWS Alternative Asset Allocation VIP Class A                               133,797          (48,559)           85,238
DWS Alternative Asset Allocation VIP Class B                                52,612           (5,460)           47,152
DWS Equity 500 Index VIP Class A                                         4,202,571      (17,938,200)      (13,735,629)
DWS Equity 500 Index VIP Class B                                           223,776          (37,408)          186,368
DWS Small Cap Index VIP Class A                                            912,281       (3,873,409)       (2,961,128)
DWS Small Cap Index VIP Class B                                             48,925          (33,378)           15,547
Fidelity VIP Contrafund Service Class                                    1,661,142      (13,394,731)      (11,733,589)
Fidelity VIP Contrafund Service Class 2                                    266,035          (91,731)          174,304
Fidelity VIP Growth Service Class                                        6,048,903      (11,320,377)       (5,271,474)
Fidelity VIP Growth Service Class 2                                        110,405          (39,659)           70,746
Fidelity VIP Mid Cap Service Class 2                                        42,011          (44,853)           (2,842)
FTVIPT Franklin Income Securities Class 2                                   17,993          (25,052)           (7,059)
FTVIPT Mutual Shares Securities Class 2                                     52,359          (15,015)           37,344
FTVIPT Templeton Global Bond Securities Class 2                             42,851          (31,319)           11,532
Invesco V.I. Core Equity Series I                                              860             (414)              446
Invesco V.I. International Growth Series I                                     325             (156)              169
Janus Aspen Series Worldwide Institutional Class                            25,227          (20,014)            5,213
LVIP Baron Growth Opportunities Service Class                            1,414,775       (6,528,101)       (5,113,326)
LVIP BlackRock Equity Dividend RPM Standard Class                          304,294      (12,068,687)      (11,764,393)
LVIP BlackRock Equity Dividend RPM Service Class                            57,520          (48,236)            9,284
LVIP Capital Growth Service Class                                              204              (25)              179
LVIP Clarion Global Real Estate Standard Class                             258,281         (217,604)           40,677
LVIP Clarion Global Real Estate Service Class                               97,697          (38,170)           59,527
LVIP Columbia Small-Mid Cap Growth RPM Service Class                        30,778          (29,266)            1,512
LVIP Delaware Bond Standard Class                                          287,368       (4,013,642)       (3,726,274)
LVIP Delaware Bond Service Class                                           237,735          (76,823)          160,912
LVIP Delaware Diversified Floating Rate Service Class                       64,029           (3,463)           60,566
LVIP Delaware Foundation Aggressive Allocation Standard Class              180,001       (4,280,195)       (4,100,194)
LVIP Delaware Foundation Aggressive Allocation Service Class                50,537          (21,670)           28,867
LVIP Delaware Foundation Conservative Allocation Standard Class            113,557       (4,609,325)       (4,495,768)
LVIP Delaware Foundation Conservative Allocation Service Class              54,460          (39,107)           15,353
LVIP Delaware Foundation Moderate Allocation Standard Class                143,734          (34,677)          109,057

                                                                        UNITS            UNITS          NET INCREASE
                                                                       ISSUED          REDEEMED          (DECREASE)
---------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Moderate Allocation Service Class                  54,892           (1,844)           53,048
LVIP Delaware Growth and Income Standard Class                             128,534       (9,359,716)       (9,231,182)
LVIP Delaware Growth and Income Service Class                               57,355          (22,130)           35,225
LVIP Delaware Social Awareness Standard Class                              216,869       (8,518,746)       (8,301,877)
LVIP Delaware Social Awareness Service Class                                92,347          (39,901)           52,446
LVIP Delaware Special Opportunities Standard Class                          95,078       (2,934,908)       (2,839,830)
LVIP Delaware Special Opportunities Service Class                          130,611          (52,687)           77,924
LVIP Global Income Standard Class                                          371,254         (149,283)          221,971
LVIP Global Income Service Class                                           135,724          (55,137)           80,587
LVIP JPMorgan Mid Cap Value RPM Service Class                                7,671           (4,854)            2,817
LVIP MFS International Growth Service Class                                 16,766           (6,277)           10,489
LVIP MFS Value Service Class                                                30,377          (13,555)           16,822
LVIP Mid-Cap Value Service Class                                             8,958           (2,627)            6,331
LVIP Mondrian International Value Standard Class                           182,015       (9,627,068)       (9,445,053)
LVIP Mondrian International Value Service Class                            104,308          (50,481)           53,827
LVIP Money Market Standard Class                                         8,013,422      (12,157,809)       (4,144,387)
LVIP Money Market Service Class                                            248,708         (179,802)           68,906
LVIP Protected Profile 2010 Standard Class                                 101,163         (149,916)          (48,753)
LVIP Protected Profile 2010 Service Class                                   38,175          (40,295)           (2,120)
LVIP Protected Profile 2020 Standard Class                                 252,991         (233,347)           19,644
LVIP Protected Profile 2020 Service Class                                  187,026          (82,130)          104,896
LVIP Protected Profile 2030 Standard Class                                 197,430         (110,169)           87,261
LVIP Protected Profile 2030 Service Class                                  234,690          (34,874)          199,816
LVIP Protected Profile 2040 Standard Class                                  61,705          (42,408)           19,297
LVIP Protected Profile 2040 Service Class                                  222,392          (26,599)          195,793
LVIP Protected Profile 2050 Standard Class                                   2,788             (110)            2,678
LVIP Protected Profile 2050 Service Class                                    4,226             (275)            3,951
LVIP Protected Profile Conservative Standard Class                         208,562         (391,315)         (182,753)
LVIP Protected Profile Conservative Service Class                          201,379         (160,032)           41,347
LVIP Protected Profile Growth Standard Class                               208,016         (338,930)         (130,914)
LVIP Protected Profile Growth Service Class                                331,573         (211,500)          120,073
LVIP Protected Profile Moderate Standard Class                             328,683         (599,482)         (270,799)
LVIP Protected Profile Moderate Service Class                              363,294         (233,332)          129,962
LVIP SSgA Bond Index Standard Class                                        438,558         (153,415)          285,143
LVIP SSgA Bond Index Service Class                                          51,500          (21,222)           30,278
LVIP SSgA Developed International 150 Service Class                          5,234           (2,121)            3,113
LVIP SSgA Emerging Markets 100 Standard Class                              346,704         (501,643)         (154,939)
LVIP SSgA Emerging Markets 100 Service Class                               118,740          (53,655)           65,085
LVIP SSgA Global Tactical Allocation RPM Standard Class                    103,745         (260,939)         (157,194)
LVIP SSgA Global Tactical Allocation RPM Service Class                     185,871         (136,506)           49,365
LVIP SSgA International Index Standard Class                                84,495          (96,735)          (12,240)
LVIP SSgA International Index Service Class                                 27,770          (11,851)           15,919
LVIP SSgA Large Cap 100 Service Class                                        5,691           (2,525)            3,166
LVIP SSgA S&P 500 Index Standard Class                                     534,690         (565,987)          (31,297)
LVIP SSgA S&P 500 Index Service Class                                      152,724          (53,319)           99,405
LVIP SSgA Small-Cap Index Standard Class                                   137,474         (263,674)         (126,200)
LVIP SSgA Small-Cap Index Service Class                                     64,672          (42,298)           22,374
LVIP SSgA Small-Mid Cap 200 Service Class                                   16,651          (12,177)            4,474
LVIP T. Rowe Price Growth Stock Service Class                               16,577           (6,619)            9,958
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              1,624,701      (10,037,043)       (8,412,342)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                  84,694          (25,643)           59,051
LVIP Templeton Growth RPM Service Class                                      5,593           (2,659)            2,934
LVIP UBS Large Cap Growth RPM Standard Class                                 1,899      (12,692,671)      (12,690,772)
LVIP UBS Large Cap Growth RPM Service Class                                 23,047          (12,865)           10,182
LVIP Vanguard Domestic Equity ETF Service Class                             78,665           (8,864)           69,801
LVIP Vanguard International Equity ETF Service Class                        67,533           (5,197)           62,336
MFS VIT Core Equity Initial Class                                               --              (31)              (31)
MFS VIT Total Return Initial Class                                           5,557          (31,458)          (25,901)
MFS VIT Utilities Initial Class                                          2,020,846      (10,676,518)       (8,655,672)
MFS VIT Utilities Service Class                                            104,678          (74,704)           29,974
NB AMT Large Cap Value I Class                                                  84           (1,302)           (1,218)
NB AMT Mid Cap Growth I Class                                              708,407      (11,113,268)      (10,404,861)

                                                                        UNITS            UNITS          NET INCREASE
                                                                       ISSUED          REDEEMED          (DECREASE)
---------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Intrinsic Value I Class                                         961           (1,583)             (622)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                         7,595           (6,657)              938
PIMCO VIT Total Return Administrative Class                                607,840          (47,337)          560,503
Putnam VT Global Health Care Class IB                                           56           (1,770)           (1,714)
WFVT Advantage Intrinsic Value Class 2                                       9,001           (5,357)            3,644
WFVT Advantage Omega Growth Class 2                                          3,102             (533)            2,569
WFVT Advantage Small Cap Growth Class 2                                      1,344           (8,944)           (7,600)

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 17, 2013

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2012

     Statement of Operations - Year ended December 31, 2012

     Statements of Changes in Net Assets - Years ended December 31, 2012 and
     2011

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2012 and 2011

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Cash Flows - Years ended December 31, 2012, 2011 and 2010

     Notes to Consolidated Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.

(2) Not Applicable.

(3)(a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

     (b) Multi-Fund - Single premium contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August
   22, 1998.

   (c) Multi-Fund 1 - Periodic contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (d) Multi-Fund 2 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (e) Multi-Fund 3 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (f) Multi-Fund 4 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (g) Contract Rider - Multi-Fund 2 and Multi-Fund 3 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.

   (h) Contract Rider - Multi-Fund 4 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.

   (i) Variable Annuity Amendment Multi-Fund 1 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 033-25990) filed on April 11, 2001.

   (j) i4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.

   (k) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.

   (l) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (m) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (n) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (o) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (p) Roth IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 33-25990) filed on April 8, 2003.


   (r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8,
   2003.

   (s) Lincoln SmartSecurity Advantage 1 Year Reset Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective No. 15 (File No. 333-18419) filed on May 28, 2004.

   (t) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.

   (u) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (v) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (w) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (x) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (y) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (z) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (aa) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (bb) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 033-25990) filed on December
   21, 2006.

   (cc) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.

   (dd) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ee) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ff) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (gg) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment no. 26 (File No. 333-63505) filed on April 3, 2009.

   (hh) Variable Annuity Amendment (AR 516 1/09) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 033-25990) filed on April 3, 2009.

   (ii) SmartIncome Rider and Amendment (AE 525 2/09) incorporated herein by reference to Post-Effective Amendment No. 38 (File No. 333-61554) filed on November 20, 2009.

   (jj) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (kk) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (ll) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (mm) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (nn) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(5)(a) Deferred Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (b) 403(b) Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (c) Application (Form 28316 2/99) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Amended and Restated Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(iii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (v) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(vi) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.
(vii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (ix) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on
April 1, 2008.
(x) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

     (xi) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(xii) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (viii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (ix) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 033-26032) filed on September 21, 2012.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President and Secretary
Ellen Cooper**                Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2013 there were 319,646 contract owners under Account C.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life &

   Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -----------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
David M. Kittredge*         Senior Vice President
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Joel Schwartz*              Senior Vice President and Director
Elizabeth F. Conover***     Assistant Vice President and Chief Financial Officer
Thomas P. O'Neill*          Senior Vice President and Director
Nancy A. Smith*             Secretary

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 47 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 19th day of April, 2013.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM)
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            (Signature-Officer of Depositor)
            Senior Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 19, 2013.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ John D. Weber           Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber